Exhibit 10.1

GREAT-WEST TRUST COMPANY, LLC

DEFINED CONTRIBUTION PRE-APPROVED PLAN

Defined Contribution Pre-Approved Plan

TABLE OF CONTENTS

ARTICLE I, DEFINITIONS
1.01	Account	1
1.02	Account Balance or Accrued Benefit	1
1.03	Accounting Date	1
1.04	Adoption Agreement	1
1.05	Alternative Annuity	1
1.06	Annuity Contract	1
1.07	Annuity Starting Date	1
1.08	Appendix	1
1.09	Beneficiary	1
1.10	Code	2
1.11	Compensation	2
1.12	Contribution Types	5
1.13	Defined Benefit Plan	5
1.14	Defined Contribution Plan	5
1.15	Differential Wage Payment	5
1.16	Disability	5
1.17	Designated IRA Contribution	5
1.18	DOL	5
1.19	Earnings	5
1.20	Effective Date	5
1.21	Elective Deferrals	5
1.22	Employee	5
1.23	Employee Contribution and DECs	7
1.24	Employer	7
1.25	Employer Contribution	7
1.26	Entry Date	8
1.27	EPCRS	8
1.28	ERISA	8
1.29	401(k) Plan	8
1.30	401(m) Plan	8
1.31	HEART Act	8
1.32	Hour of Service	8
1.33	IRS	10
1.34	Limitation Year	10
1.35	Matching Contribution	10
1.36	Money Purchase Pension Plan/Money Purchase Pension Contribution	10
1.37	Named Fiduciary	10
1.38	Nonelective Contribution	10
1.39	Opinion Letter	11
1.40	Paid Time Off Plan	11
1.41	Participant	11
1.42	Plan	11
1.43	Plan Administrator	11
1.44	Plan Year	11
1.45	Predecessor Employer	11
1.46	Predecessor Plan	11
1.47	Prevailing Wage Contract/Contribution	11
1.48	Profit Sharing Plan	11
1.49	Protected Benefit	11
1.50	Provider	11
1.51	QDRO	11
1.52	Qualified Military Service	11
1.53	Qualified Reservist Distribution (QRD)	12
1.54	Restated Plan	12
1.55	Rollover Contribution	12
1.56	Safe Harbor Contribution	12
1.57	Salary Reduction Agreement	12
1.58	Separation from Service/Severance from
	Employment	12
1.59	Service	12

1.60	SIMPLE Contribution	13
1.61	SIMPLE 401(k) Plan	13
1.62	Successor Plan	13
1.63	Taxable Year	13
1.64	Transfer	13
1.65	Trust	13
1.66	Trust Fund	13
1.67	Trustee	13
1.68	USERRA	13
1.69	Valuation Date	13
1.70	Vested	13

ARTICLE II, ELIGIBILITY AND PARTICIPATION
2.01	ELIGIBILITY	14
2.02	APPLICATION OF SERVICE CONDITIONS	14
2.03	BREAK IN SERVICE - PARTICIPATION	15
2.04	PARTICIPATION UPON RE-EMPLOYMENT	16
2.05	CHANGE IN EMPLOYMENT STATUS	16
2.06	PARTICIPATION OPT-OUT	16
2.07	TERMINATION OF PARTICIPATION	16

ARTICLE III, PLAN CONTRIBUTIONS AND FORFEITURES
3.01	CONTRIBUTION TYPES	17
3.02	ELECTIVE DEFERRALS	17
3.03	MATCHING CONTRIBUTIONS	22
3.04	NONELECTIVE/EMPLOYER CONTRIBUTIONS	24
3.05	SAFE HARBOR 401(k) CONTRIBUTIONS	27
3.06	ALLOCATION CONDITIONS	33
3.07	FORFEITURE ALLOCATION	34
3.08	ROLLOVER CONTRIBUTIONS	36
3.09	EMPLOYEE CONTRIBUTIONS	37
3.10	SIMPLE 401(K) CONTRIBUTIONS	37
3.11	USERRA/HEART ACT CONTRIBUTIONS	38
3.12	DESIGNATED IRA CONTRIBUTIONS	39
3.13	DEDUCTIBLE EMPLOYEE CONTRIBUTIONS (DECs)	41
3.14	GROUP ALLOCATION LIMITATIONS	41

ARTICLE IV, LIMITATIONS AND TESTING
4.01	ANNUAL ADDITIONS LIMIT	42
4.02	ANNUAL ADDITIONS LIMIT CODE §415 AGGREGATED PLANS	42
4.03	DISPOSITION OF EXCESS ANNUAL ADDITIONS	43
4.04	NO COMBINED DCP/DBP LIMITATION	43
4.05	DEFINITIONS: SECTIONS 4.01-4.04	43
4.06	ANNUAL TESTING ELECTIONS	45
4.07	TESTING BASED ON BENEFITS	46
4.08	AMENDMENT TO PASS TESTING	47
4.09	APPLICATION OF COMPENSATION LIMIT	47
4.10	401(K) (OR OTHER PLAN) TESTING	47
4.11	DEFINITIONS: SECTIONS 4.06-4.10	53

ARTICLE V, VESTING
5.01	NORMAL/EARLY RETIREMENT AGE	55
5.02	PARTICIPANT DEATH OR DISABILITY	55
5.03	VESTING SCHEDULE	55
5.04	CASH-OUT DISTRIBUTION/POSSIBLE RESTORATION	56
5.05	YEAR OF SERVICE - VESTING	58
5.06	BREAK IN SERVICE AND FORFEITURE BREAK IN SERVICE - VESTING	58
5.07	FORFEITURE OCCURS	58
5.08	AMENDMENT TO VESTING SCHEDULE	58

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

5.09	EMPLOYEE CONTRIBUTIONS	59

ARTICLE VI, DISTRIBUTIONS
6.01	TIMING OF DISTRIBUTION	60
6.02	REQUIRED MINIMUM DISTRIBUTIONS	63
6.03	POST-SEPARATION (SEVERANCE), LIFETIME RMD, AND BENEFICIARY DISTRIBUTION METHODS	66
6.04	ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND TO SURVIVING SPOUSES	68
6.05	QDRO DISTRIBUTIONS	70
6.06	DEFAULTED LOAN – TIMING OF OFFSET	71
6.07	HARDSHIP DISTRIBUTION	71
6.08	DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS	72
6.09	REPLACEMENT OF $5,000 AMOUNT	74
6.10	TEFRA ELECTIONS	74
6.11	DEEMED SEVERANCE DISTRIBUTIONS	74
6.12	FORM OF DISTRIBUTION (CASH OR PROPERTY)	74

ARTICLE VII, ADMINISTRATIVE PROVISIONS
7.01	EMPLOYER ADMINISTRATIVE PROVISIONS	76
7.02	PLAN ADMINISTRATOR	76
7.03	DIRECTION OF INVESTMENT	77
7.04	ACCOUNT ADMINISTRATION, VALUATION AND EXPENSES	78
7.05	PARTICIPANT ADMINISTRATIVE PROVISIONS	81
7.06	PLAN LOANS	83
7.07	LOST PARTICIPANTS	83
7.08	PLAN CORRECTION	85
7.09	PRE-APPROVED PLAN STATUS	85
7.10	PLAN COMMUNICATIONS, INTERPRETATION, AND CONSTRUCTION	85
7.11	DIVESTMENT OF EMPLOYER SECURITIES	86
7.12	TRUST VALUATION	87

ARTICLE VIII, TRUST
8.01	RECORDS/INFORMATION	88
8.02	CONFLICT WITH PLAN	88
8.03	NAMED FIDUCIARY	88
8.04	POWER OF SIGNATORY EMPLOYER	88
8.05	LIMITATIONS ON INVESTMENT IN EMPLOYER STOCK/REAL PROPERTY	88

ARTICLE IX, PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY
9.01	INSURANCE BENEFIT	89
9.02	LIMITATIONS ON COVERAGE	89
9.03	DISPOSITION OF LIFE INSURANCE PROTECTION	89
9.04	DIVIDENDS	89
9.05	LIMITATIONS ON INSURANCE COMPANY DUTIES	89
9.06	RECORDS/INFORMATION	90
9.07	CONFLICT WITH PLAN	90
9.08	APPENDIX B OVERRIDE	90
9.09	DEFINITIONS	90

ARTICLE X, TOP-HEAVY PROVISIONS
10.01	DETERMINATION OF TOP-HEAVY STATUS	91
10.02	TOP-HEAVY MINIMUM ALLOCATION	91
10.03	PLAN WHICH WILL SATISFY TOP-HEAVY	91
10.04	SAFE HARBOR PLAN EXEMPTION	92
10.05	SIMPLE PLAN EXEMPTION	92
10.06	DEFINITIONS	92

ARTICLE XI, EXCLUSIVE BENEFIT, AMENDMENT, AND TERMINATION
11.01	EXCLUSIVE BENEFIT	95
11.02	AMENDMENT BY EMPLOYER	95
11.03	AMENDMENT BY PROVIDER	96
11.04	FROZEN PLAN /DISCONTINUANCE OF CONTRIBUTIONS	96
11.05	PLAN TERMINATION	96
11.06	MERGER/DIRECT TRANSFER	97

ARTICLE XII, MULTIPLE EMPLOYER PLAN
12.01	ELECTION/OVERRIDING EFFECT	99
12.02	DEFINITIONS	99
12.03	PARTICIPATING EMPLOYER ELECTIONS	99
12.04	HCE STATUS	99
12.05	TESTING	99
12.06	TOP-HEAVY	100
12.07	COMPENSATION	100
12.08	SERVICE	100
12.09	REQUIRED MINIMUM DISTRIBUTIONS	100
12.10	COOPERATION AND INDEMNIFICATION	100
12.11	INVOLUNTARY TERMINATION	101
12.12	VOLUNTARY TERMINATION	101

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

DEFINITIONS

MASTER LIST

Account. 1.01

Account Balance. 1.02

Accounting Date. 1.03

Accrued Benefit. 1.02

ACA. 3.02(B)(1)

ACP Limit. 4.10(C)(1)

ACP Participant. 4.11(A)

ACP Test. 1.29(E)

ACR (actual contribution ratio). 4.10(C)(5)(a)

Actual Method. 1.32(C)(1)

Actuarial Factor. 3.04(B)(5)(b)

Additional Matching Contribution. 1.35(G), 3.05(F)(1)

Adoption Agreement. 1.04

Ad-Hoc. 6.03(A)(6)

Administrative Checklist. 7.02(C)(2)

ADP Limit. 4.10(B)(1)

ADP Participant. 4.11(B)

ADP Test. 1.29(D)

ADR (actual deferral ratio). 4.10(B)(4)(a)

Aggregate Contributions. 4.10(C)(2)

Allocable Income. 4.11(C)

Alternative Annuity. 1.05, 6.03(A)(5)

Alternative Defined Contribution Plan. 11.05(F)(1)

Alternative (general) 415 Compensation. 1.11(B)(4)

Anniversary Year. 2.02(C)(3)

Annual Additions. 4.05(A)

Annual Additions Limit. 4.05(B)

Annuity Contract. 1.06

Annuity Starting Date. 1.07, 6.01(A)(2)(h)

Appendix. 1.08

Applicable Contribution Rate. 4.10(D)(1)(b)

Applicable Defined Contribution Plan. 7.11(A)(1)

Applicable Individual/Deferrals. 7.11(B)(1)

Applicable Individual/Employer Contributions. 7.11(C)(1)

Applicable Percentage. 6.04(A)(8)(b)

Associated Matching Contribution. 3.07(A)(1)(b)

Automatic Contribution Arrangement (ACA). 3.02(B)(1)

Automatic Deferral. 1.21(C), 3.02(B)(4)(a)

Automatic Deferral Percentage/Increases. 3.02(B)(4)(b)

Automatic Rollover. 6.08(D)

Basic Matching Contribution. 1.35(E), 3.05(E)(4)

Beneficiary. 1.09

Benefit Factor. 3.04(B)(5)(a)

Break in Service. 1.32(C)(3)(a), 2.03(A), 5.06(A)

Cash or Deferred Arrangement (CODA). 3.02(C)

Cash-Out Distribution. 5.04(A)(2)

Catch-Up Deferral. 1.21(D), 3.02(D)(2)

Catch-Up Eligible Participant. 3.02(D)(1)

Cessation of Affiliation. 4.05(C)

Client Organization (“CO”). 12.02(D)(1)

Code. 1.10

Code §415 Aggregated Plan. 4.05(D)

Code §415 Compensation. 1.11(B)(3), 4.05(F)

Code §3401(a) Wages. 1.11(B)(2)

Collective Bargaining Employees. 1.22(D)(1)

Combined Plans Limitation. 4.05(E)

Compensation. 1.11, 1.22(E)(3), 3.01(B), 3.02(A)(2), 3.02(B)(4)(c), 3.02(C), 3.05(C), 3.10(C), 3.11(C), 3.12(C)(4)(c), 4.05(F), 4.07(D), 4.07(E), 4.11(D), 10.06(A)

Compensation Dollar Limitation. 1.11(E)

Contract(s). 9.09(A)

Contrary Election. 3.02(B)(4)(d)

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

Contrary Election Effective Date. 3.02(B)(4)(e)

Contribution Types. 1.12

Coverage Transition Employee. 1.22(D)(6).

Cross-Over Date. 4.06(C)(1)(c)

Current Year Testing. 4.11(E)

Custodian. 1.67

DCD. 6.02(E)(3)

DCY. 6.02(E)(2)

Deductible Employee Contributions (DECs). 1.23, 3.13

Deemed Disability Compensation. 1.11(K)

Deemed 125 Compensation. 1.11(C)

Defined Benefit Plan. 1.13

Defined Contribution Plan. 1.14

Designated Beneficiary. 1.09(A), 6.02(E)(1)

Designated IRA Contribution. 1.17

Designated Roth Account. 7.04(A)(1)

Determination Date. 10.06(B)

Determination (look-back) Period. 10.06( C )

Differential Wage Payment. 1.15

Direct Rollover. 6.08(F)(1)

Disability. 1.16

Discretionary Matching Contribution. 1.35(B)

Discretionary Nonelective Contribution. 1.38(B)

Distribution Requiring Consent. 6.01(A)(2)(a)

Dividends. 9.09(B)

DOL. 1.18

EACA. 3.02(B)(2)

EACA Effective Date. 3.02(B)(2)(a)(i)

Early Retirement Age. 5.01

Earned Income. 1.11(J)

Earnings. 1.19

Effective Date. 1.20

Elapsed Time Method. 1.32(C)(3)

Elective Deferrals. 1.21

Elective Deferral Limit. 4.10(A)(1)

Elective Transfer. 11.06(E)(1)

Eligible Automatic Contribution Arrangement (EACA). 3.02(B)(2)

Eligible Employee. 1.22(C)

Eligible Retirement Plan. 6.08(F)(2)

Eligible Rollover Distribution. 6.08(F)(3)

Eligibility Computation Period. 2.02(C)(1)

Employee. 1.22, 12.02(A)

Employee Contribution. 1.23

Employer. 1.24, 4.05(G), 10.06(D)

Employer Contribution. 1.25

Employment Commencement Date. 2.02(C)(4)

Enhanced Matching Contribution. 1.35(F), 3.05(E)(6)

Entry Date. 1.26, 2.02(D)(1)

EPCRS. 1.27

Equivalency Method. 1.32(C)(2)

ERISA. 1.28

ERISA Fee Recapture Account. 7.04(D)(1)

Excess Aggregate Contributions. 4.10(C)(3)

Excess Amount. 4.05(H)

Excess Contributions. 4.10(B)(2)

Excess Deferral. 4.10(A)(2)

Excluded Compensation. 1.11(G)

Excluded Employee. 1.22(D)

Exempt Participants. 6.04(G)(1)

Fixed Matching Contribution. 1.35(A)

Fixed Nonelective Contribution. 1.38(A)

Flexible Discretionary Match. 1.35(L), 3.03(A)(2)(b)

Forfeiture Break in Service. 5.06(B)

Formerly Affiliated Plan. 4.05(I)

Frozen Plan. 1.42(B)

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

401(k) Plan. 1.29

401(m) Plan. 1.30

Gateway Contribution. 4.07(A)(1)

HCE. 1.22(E)

HCE Group. 4.10(B)(4))(b), 4.10(C)(5)(b), 4.11(F)

HEART Act. 1.31

Highest Allocation Rate. 4.07(E)(1)

Highest Contribution Rate. 10.06(E)

Hour of Service. 1.32

Includible Employees. 4.06(C)(1)(a)

Individual Beneficiary. 1.09(B)

Individual Retirement Plan (IRA). 6.08(F)(4)

Initial Eligibility Computation Period. 2.02(C)(2)

In-Plan Roth Rollover Contribution. 1.55(A)

In-Service Distribution. 6.01(C)(1)

Intern. 1.22(D)(7)

Installments. 6.03(A)(4)

Insurable Participant. 9.09(C)

Investment Manager(s). 7.02(C)(8)

IRA. 6.08(F)(4)

IRR. 1.55(A)(1)

IRR Account. 1.55(B)

IRS. 1.33

IRT. 1.55(A)(2)

IRT Account. 1.55(B)

Issuing Company. 9.09(D)

JLT. 6.02(E)(4)

Key Employee. 10.06(F)

Lead Employer. 1.24(B), 12.02(B)

Leased Employee. 1.22(B)

Life Annuity. 6.04(A)(4)

Life Expectancy. 6.02(E)(5)

Limitation Year. 1.34, 4.05(J)

Lost Participant. 7.07

Lump –Sum. 6.03(A)(3)

Mandatory Distribution. 6.01(A)(1)(a)

Mass Submitter. 11.03(A)

Matching Contribution. 1.35

Matching Rate. 4.10(D)(2)(b)

Modified AGI. 3.12(C)(4)(b)

Money Purchase Pension Contribution. 1.36

Money Purchase Pension Plan. 1.36

Multiple Employer Plan. 1.42(A)

Named Fiduciary. 1.37, 8.03(A)

NHCE. 1.22(F)

NHCE Group. 4.10(B)(4)(b), 4.10(C)(5)(b), 4.11(G)

Non-cash Compensation. 1.11(G)

Nonelective Contribution. 1.38

Nonelective Transfer. 11.06(D)

Non-Key Employee. 10.06(G)

Nonresident Aliens. 1.22(D)(2)

Nontransferable Annuity. 1.06(A)

Normal Retirement Age. 5.01

Operational Match. 3.03(A)(2)(d)

Operational QMAC. 3.03(C)(2)

Operational QNEC. 3.04(C)(2)

Opinion Letter. 1.39

Otherwise Excludible Employees. 4.06(C)(1)(a)

Paid Time Off Plan. 1.40

Partial Distribution. 6.03(A)(6)

Partially-Vested Participant. 5.04(A)(1)

Participant. 1.41, 10.06(H)

Participant-Directed Accounts. 7.04(A)(2)(b)

Participant’s RMD Account Balance. 6.02(E)(6)

Participating Compensation. 1.11(H)(1)

Participating Employer. 1.24(D), 12.02(C)

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

Participation Agreement. 1.04(C)

Part-Time/Temporary/Seasonal Employees. 1.22(D)(4)

PEO. 12.02(D)

Period of Severance. 1.32(C)(3)(b)

Permissive Aggregation Group. 10.06(I)

Plan. 1.42

Plan Administrator. 1.43

Plan Designated QMAC. 3.03(C)(1)

Plan Designated QNEC. 3.04(C)(1)

Plan Year. 1.44

Plan Year Compensation. 1.11(H)(2)

Pooled Accounts. 7.04(A)(2)(a)

Post-Severance Compensation. 1.11(I)

Predecessor Employer. 1.45, 4.05(K)

Predecessor Employer Service. 1.59(B)

Predecessor Plan. 1.46

Predecessor Plan Service. 1.59(B)

Pre-Entry Compensation. 1.11(H)

Pre-Tax Deferral. 1.21(A)

Prevailing Wage Contract/Contribution. 1.47

Prior Year Testing. 4.11(H)

Professional Employer Organization (PEO). 12.02(D)

Profit Sharing Plan. 1.48

Protected Benefit. 1.49

Publicly Traded Securities. 7.11(A)(2)

QACA. 3.02(B)(3)

QACA Basic Matching Contribution. 1.35(H), 3.05(E)(5)

QACA Effective Date. 3.02(B)(3)(a)(i)

QDRO. 1.51

QJSA. 1.06(B), 6.04(A)(1), 6.04(A)(2)

QLAC. 1.06(C), 6.02(E)(6)(b)

QMAC. 1.35(C)

QNEC. 1.38(C)

QNEC Restriction. 3.07(A)(7).

QOSA. 1.06(D), 6.04(A)(8)(a)

QPSA. 1.06(E), 6.04(B)(1)

QRD. 1.53, 6.01(C)(4)(b)(iii)

QTA. 11.05(B)(1)

Qualified Automatic Contribution Arrangement (QACA). 3.02(B)(3)

Qualified Military Service. 1.52

Qualified Optional Survivor Annuity (QOSA). 1.06(D), 6.04(A)(8)(a)

Qualified Preretirement Survivor Annuity (QPSA). 1.06(E), 6.04(B)(1)

Qualified Reservist Distribution (QRD). 1.53, 6.01(C)(4)(b)(iii)

Qualified Termination Administrator (QTA). 11.05(B)(1)

RBD. 6.02(E)(7)

Reclassified Employees. 1.22(D)(3)

Re-Employment Commencement Date. 2.02(C)(4)

Regular Matching Contribution. 1.35(D)

Related Employer. 1.24(C)

Related Employer Service. 1.59(A)

Related Group. 1.24(C)

Representative Contribution Rate. 4.10(D)(1)(a)

Representative Matching Rate. 4.10(D)(2)(a)

Required Aggregation Group. 10.06(J)

Restated Plan. 1.54

Restorative Payment. 4.05(L)

Restricted 401(k) Accounts. 6.01(C)(4)(b)(ii)

Restricted Pension Accounts. 6.01(C)(4)(c)(ii)

Rigid Discretionary Match. 1.35(K), 3.03(A)(2)(a)

RMD. 6.02(E)(8)

Rollover Contribution. 1.55

Roth Deferral. 1.21(B)

Safe Harbor Contribution. 1.56, 3.05(E)(2), 3.05(E)(3)

Safe Harbor 401(k) Plan. 1.29(B)

Safe Harbor Matching Contribution. 1.35(J), 3.05(E)(3)

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

Safe Harbor Nonelective Contribution. 1.38(E), 3.05(E)(2)

Salary Reduction Agreement. 1.57

Segregated Accounts. 7.04(A)(2)(c)

Self-Employed Individual. 1.22(A)

Separation from Service. 1.58

Service. 1.59

Severance from Employment. 1.58

Signatory Employer. 1.24(A)

SIMPLE Contribution. 1.60, 3.10(E)(1)

SIMPLE 401(k) Plan. 1.61

SIMPLE Matching Contribution. 1.35(I), 3.10(E)(1)

SIMPLE Nonelective Contribution. 1.38(D), 3.10(E)(1)

SLT. 6.02(E)(9)

Spouse. 7.05(A)(5)

Standardized Plan. 1.04(A)

Subsequent Eligibility Computation Period. 2.02(C)(5)

Successor Plan. 1.62

Survivor Annuity. 6.04(A)(4)

Taxable Wage Base. 3.04((B)(2)(c)

Taxable Year. 1.63

Testing Year. 4.11(I)

Top-Heavy Minimum Allocation. 10.06(L)

Top-Heavy Ratio. 10.06(K)

Traditional 401(k) Plan. 1.29(A)

Transfer. 1.64

Trust. 1.65

Trust Fund. 1.66

Trustee. 1.67

ULT. 6.02(E)(10)

Uncashed. 7.07(H)

USERRA. 1.68

Valuation Date. 1.69, 7.04(B)(2)

Valuation Period. 7.04(B)(3)

VCY. 6.02(E)(11)

Vested/Vesting. 1.70

Vesting Computation Period. 5.05(B)

W-2 Wages. 1.11(B)(1)

Worksite Employee. 12.02(D)(2)

Year of Service. 1.32(C)(3)(c), 2.02(A), 5.05(A)

0% Vested Participant. 5.04(C)(1)

© 2020 Great-West Trust Company, LLC or its suppliers

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Defined Contribution Pre-Approved Plan

GREAT-WEST TRUST COMPANY, LLC

DEFINED CONTRIBUTION PRE-APPROVED PLAN

BASIC PLAN DOCUMENT #02

Great-West Trust Company, LLC, in its capacity as a Provider, establishes this Defined Contribution Pre-Approved Plan (as provided in Rev. 2017-41) intended to conform to and qualify under §401 and §501 of the Internal Revenue Code of 1986, as amended. An Employer establishes a Plan under this Pre-approved Plan and becomes an adopting employer thereof by executing an Adoption Agreement.

ARTICLE I

DEFINITIONS

1.01 Account. Account means the separate Account(s) which the Plan Administrator or the Trustee maintains under the Plan for a Participant.

1.02 Account Balance or Accrued Benefit. Account Balance or Accrued Benefit means the amount of a Participant’s Account(s) as of any relevant date derived from Plan contributions and from Earnings.

1.03 Accounting Date. Accounting Date means the last day of the Plan Year. The Plan Administrator will allocate Employer Contributions and forfeitures for a particular Plan Year as of the Accounting Date of that Plan Year, and on such other dates, if any, as the Plan Administrator determines, consistent with the Plan’s allocation conditions and other provisions.

1.04 Adoption Agreement. Adoption Agreement means the document executed by each Employer adopting this Plan. References to Adoption Agreement within this basic plan document are to the Adoption Agreement as completed and executed by a particular Employer unless the context clearly indicates otherwise. An adopting Employer’s Adoption Agreement and this basic plan document together constitute a single Plan of the Employer. Each elective provision of the Adoption Agreement corresponds (by its parenthetical section reference) to the section of the Plan which grants the election. All “Section” references within an Adoption Agreement are to the basic plan document. All “Election” references within an Adoption Agreement are Adoption Agreement references. The Employer or Plan Administrator to facilitate Plan administration or to generate written policies or forms for use with the Plan may maintain one or more administrative checklists as an attachment to the Adoption Agreement or otherwise. Any such checklists are not part of the Plan. The Adoption Agreement establishes a nonstandardized plan under Rev. 2017-41.

(A) Participation Agreement. Participation Agreement means the Adoption Agreement page or pages or other separate agreement executed by one or more Related Employers or, in the case of a Multiple Employer Plan, by one or more Employers which are not Related Employers (see Section 12.02(C)) to become a Participating Employer.

(B) Permissible variations of Participation Agreement. The Participation Agreement must identify the Participating Employer and the covered Employees and provide for the Participating Employer’s signature. In addition, in the Participation Agreement, the Signatory Employer shall specify which elections, if any, the Participating Employer can modify, and any restrictions on the modifications. Any such modification shall apply only to the Employees of that Participating

Employer. The Participating Employer shall make any such modification by selecting the appropriate option on its participation agreement to the Employer’s Adoption Agreement. To the extent that the Participation Agreement does not permit modification of an election, any attempt by a Participating Employer to modify the election shall have no effect on the Plan and the Participating Employer is bound by the Plan terms as selected by the Signatory Employer. If a Participating Employer does not make any permissible Participation Agreement election modifications, then with regard to any election, the Participating Employer is bound by the Adoption Agreement terms as completed by the Signatory Employer.

1.05 Alternative Annuity. See Section 6.03(A)(5).

1.06 Annuity Contract. Annuity Contract means an annuity contract that the Trustee purchases with the Participant’s Vested Account Balance. An Annuity Contract includes a QJSA, a QOSA, a QPSA, a QLAC, and an Alternative Annuity. If the Plan Administrator elects or is required to provide an Annuity Contract, such annuity must be a Nontransferable Annuity and otherwise must comply with the Plan terms.

(A) Nontransferable Annuity. Nontransferable Annuity means an Annuity Contract which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an Annuity Contract, the Annuity Contract must be a Nontransferable Annuity.

(B) QJSA. See Sections 6.04(A)(1) and (2).

(C) QLAC. See Section 6.02(E)(6)(b).

(D) QOSA. See Section 6.04(A)(8)(a).

(E) QPSA. See Section 6.04(B)(1).

1.07 Annuity Starting Date. A Participant’s Annuity Starting Date means the first day of the first period for which the Plan pays an amount as an annuity or in any other form.

1.08 Appendix. Appendix means one of the Appendices to an Adoption Agreement designated as “A”, “B”, or “C” which are expressly authorized by the Plan. Appendices A, B, and C are covered by the Plan’s Opinion Letter.

1.09 Beneficiary. Beneficiary means a person or entity designated by a Participant, a Beneficiary or by the Plan who is or may become entitled to a benefit under the Plan, upon the Participant’s death as identified in records maintained by the

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Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed to the Beneficiary his/her Plan benefit. A Beneficiary’s right to (and the Plan Administrator’s or a Trustee’s duty to provide to the Beneficiary) information or data concerning the Plan does not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan.

(A) Designated Beneficiary. Designated Beneficiary means a Beneficiary described in Section 6.02(E)(1).

(B) Individual Beneficiary. Individual Beneficiary means a Beneficiary who is an individual.

1.10 Code. Code means the Internal Revenue Code of 1986, as amended and includes applicable IRS Guidance.

1.11 Compensation.

(A) Uses and Context. Any reference in the Plan to Compensation is a reference to the definition in this Section 1.11, unless the Plan reference, or the Employer in its Adoption Agreement, modifies this definition. Except as the Plan otherwise specifically provides, the Plan Administrator will take into account only Compensation actually paid during (or as permitted under the Code, paid for) the relevant period. A Compensation payment includes Compensation paid by the Employer through another person under the common paymaster provisions in Code §§3121 and 3306. In the case of a Self-Employed Individual, Compensation means Earned Income as defined in Section 1.11(J). However, if the Plan must use an equivalent alternative compensation amount (pursuant to Treas. Reg. §1.414(s)-1(g)(1)(i)) in performing nondiscrimination testing relating to Matching Contributions, Nonelective Contributions and other Employer Contributions (excluding Elective Deferrals), the Plan Administrator must limit the Compensation of such Self-Employed Individual to such equivalent alternative compensation amount. The Employer in its Adoption Agreement may elect to allocate contributions based on Compensation within a specified 12 month period which ends within a Plan Year.

(B) Base Definitions and Modifications. The Employer in its Adoption Agreement must elect one of the following base definitions of Compensation: W-2 Wages, Code §3401(a) Wages, or 415 Compensation. The Employer may elect a different base definition as to different Contribution Types. The Employer in its Adoption Agreement may specify any modifications thereto, for purposes of contribution allocations under Article III. If the Employer fails to elect one of the above-referenced definitions, the Employer is deemed to have elected the W-2 Wages definition.

(1) W-2 Wages. W-2 Wages means wages for federal income tax withholding purposes, as defined under Code §3401(a), plus all other payments to an Employee in the course of the Employer’s trade or business, for which the Employer must furnish the Employee a written statement under Code §§6041, 6051, and 6052, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Code §3401(a)(2)). The Employer in Appendix B may elect to exclude from W-2 Compensation certain Employer paid or reimbursed moving expenses as described therein.

(2) Code §3401(a) Wages (income tax wage withholding). Code §3401(a) Wages means wages within the meaning of Code §3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or the location of the employment or the services performed (such as the exception for agricultural labor in Code §3401(a)(2)).

(3) Code §415 Compensation (current income definition/simplified compensation under Treas. Reg. §1.415(c)-2(d)(2)). Code §415 Compensation means the Employee’s wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan as described in Treas. Reg. §1.62-2(c)).

Code §415 Compensation does not include:

(a) Deferred compensation/SEP/SIMPLE. Employer contributions (other than Elective Deferrals) to a plan of deferred compensation (including a simplified employee pension plan under Code §408(k) or to a simple retirement account under Code §408(p)) to the extent the contributions are not included in the gross income of the Employee for the Taxable Year in which contributed, and any distributions from a plan of deferred compensation (whether or not qualified), regardless of whether such amounts are includible in the gross income of the Employee when distributed.

(b) Option exercise. Amounts realized from the exercise of a non-qualified stock option (an option other than a statutory option under Treas. Reg. §1.421-1(b)), or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Code §83.

(c) Sale of option stock. Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option as defined under Treas. Reg. §1.421-1(b).

(d) Other amounts that receive special tax benefits. Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts under Code §125).

(e) Other similar items. Other items of remuneration which are similar to any of the items in Sections 1.11(B)(3)(a) through (d).

(4) Alternative (general) 415 Compensation. The Employer in Appendix B may elect to apply the 415 definition of Compensation in Treas. Reg. §1.415(c)-2(a). Under this definition, Compensation means as defined in Section 1.11(B)(3) but with the addition of: (a) amounts described in

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Code §§104(a)(3), 105(a), or 105(h) but only to the extent that these amounts are includible in Employee’s gross income; (b) amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee, but only to the extent that at the time of payment it is reasonable to believe these amounts are not deductible by the Employee under Code §217; (c) the value of a nonstatutory option (an option other than a statutory option under Treas. Reg. §1.421-1(b)) granted by the Employer to an Employee, but only to the extent that the value of the option is includible in the Employee’s gross income for the Taxable Year of the grant; (d) the amount includible in the Employee’s gross income upon the Employee’s making of an election under Code §83(b); and (e) amounts that are includible in the Employee’s gross income under Code §409A or Code §457(f)(1)(A) or because the amounts are constructively received by the Participant. [Note if the Plan’s definition of Compensation is W-2 Wages or Code §3401(a) Wages, then Compensation already includes the amounts described in clause (e).]

(C) Deemed 125 Compensation. Deemed 125 Compensation means, in the case of any definition of Compensation which includes a reference to Code §125, amounts under a Code §125 plan of the Employer that are not available to a Participant in cash in lieu of group health coverage, because the Participant is unable to certify that he/she has other health coverage. Compensation under this Section 1.11 does not include Deemed 125 Compensation, unless the Employer in Appendix B elects to include Deemed 125 Compensation under this Section 1.11.

(D) Elective Deferrals. Compensation under Section 1.11 includes Elective Deferrals unless the Employer in its Adoption Agreement elects to exclude Elective Deferrals. In addition, for purposes of making Elective Deferrals, Compensation means as defined in Section 1.11 and as the Employer elects in its Adoption Agreement.

(E) Compensation Dollar Limitation. For any Plan Year (or other relevant determination period), the Plan Administrator in allocating contributions under Article III or in testing the Plan for nondiscrimination, cannot take into account more than $280,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe pursuant to an adjustment made in the same manner as under Code §415(d)) of any Participant’s Compensation. For 2018 the Compensation Dollar Limitation is $275,000. The cost-of-living adjustment in effect for a calendar year applies to compensation for the Plan Years that begins with or within such calendar year. If a Plan Year consists of fewer than 12 months the Compensation Dollar Limitation is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

(1) Impact on Deferrals and Matching Contributions. Notwithstanding the foregoing, an Employee under a 401(k) Plan may make Elective Deferrals with respect to Compensation which exceeds the Plan Year Compensation limitation, provided such Elective Deferrals otherwise satisfy the Elective Deferral Limit and other applicable Plan limitations. In applying any Plan limitation on the amount of Matching Contributions or any Plan limit on Elective Deferrals which are subject to Matching Contributions, where such limits are expressed as a percentage of Compensation, the Plan Administrator may apply the Compensation limit under this Section 1.11(E) annually, even if the Matching Contribution formula is applied on a per pay period basis or is applied over any other time interval which is less than the full Plan Year or the Plan Administrator may pro rate the Compensation limit.

(F) Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of HCEs, including but not limited to application of the ADP test and the ACP test, Compensation means as the Plan Administrator operationally determines provided that any such nondiscrimination testing definition which the Plan Administrator applies must satisfy Code §414(s) and the regulations thereunder. The Plan Administrator may, but is not required, to apply for nondiscrimination testing purposes the Plan’s allocation definition of Compensation under this Section 1.11 or Annual Additions Limit definition of Compensation under Section 4.05(B). The Employer’s election in its Adoption Agreement relating to Pre-Entry Compensation for allocation purposes (to limit Compensation to Participating Compensation or to include Plan Year Compensation) is nondiscriminatory.

(G) Excluded Compensation. Excluded Compensation means such Compensation as the Employer in its Adoption Agreement elects to exclude for purposes of this Section 1.11. Regardless of the definition of Compensation selected in the Adoption Agreement, the Plan Administrator may adopt a uniform policy for purposes of determining the amount of a Participant’s Elective Deferrals of excluding non-cash Compensation. For purposes of this Section 1.11(G), Non-cash Compensation means tips, fringe benefits, and other items of Compensation not regularly paid in cash or cash equivalents, or for which the Employer does not or may not have the ability to withhold Elective Deferrals in cash for the purpose of transmitting the Elective Deferrals to the Plan pursuant to the Participant’s Deferral Election. Additionally, the Employer may, on a uniform and nondiscriminatory basis, provide different deferral elections for different items of Compensation (e.g., a separate deferral election for bonuses), and may exclude for purposes of calculating elective deferrals one or more items of irregular pay (e.g., car allowance) in accordance with the Adoption Agreement. Unless otherwise specified, the Plan Administrator shall determine the amount of a Participant’s Compensation (for purposes of allocations), by disregarding Excluded Compensation.

(1) Related Participating Employers. If one or more Related Employers are Participating Employers, and the Adoption Agreement or a Participation Agreement allocate Employer Contributions separately among the Employees directly employed by a Participating Employer, then, in computing such allocations, Compensation paid by other Participating Employers is Excluded Compensation.

(H) Pre-Entry Compensation. The Employer in its Adoption Agreement for allocation purposes must elect Participating Compensation or Plan Year Compensation as to some or all Contribution Types.

(1) Participating Compensation. Participating Compensation for purposes of this Section 1.11 means Compensation only for the period during the Plan Year in which the Participant is a Participant in the overall Plan, or under the plan resulting from disaggregation under the OEE or EP rules under Section 4.06(C)(1), or as to a Contribution Type as applicable. If the Employer in its Adoption Agreement elects Participating Compensation, the Employer will elect whether to apply the election to all Contribution Types or only to particular Contribution Type(s).

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(2) Plan Year Compensation. Plan Year Compensation for purposes of this Section 1.11 means Compensation for a Plan Year, including Compensation for any period prior to the Participant’s Entry Date in the overall Plan or as to a Contribution Type as applicable. If the Employer in its Adoption Agreement elects Plan Year Compensation, the Employer will elect whether to apply the election to all Contribution Types or only to particular Contribution Type(s).

(I) Post-Severance Compensation. Compensation includes Post-Severance Compensation to the extent the Employer elects in its Adoption Agreement or as the Plan otherwise provides. Post-Severance Compensation is Compensation paid after a Participant’s Severance from Employment from the Employer, as further described in this Section 1.11(I). In the absence of an election to the contrary by an Employer in its Adoption Agreement, Post-Severance Compensation includes any and all regular pay, leave cash-outs, and deferred compensation paid within the time period described in Section 1.11(I)(1), and excludes salary continuation for military service and for disabled Participants, all as defined below. An Employer in its Adoption Agreement may elect to exclude any or all of regular pay, leave cash-outs, or deferred compensation paid within the time period described in Section 1.11(I)(1), and may also elect to include salary continuation for military service and/or for disabled Participants. Any other payment paid after Severance from Employment that is not described in this Section 1.11(I) is not Compensation even if payment is made within the time period described below. Post-Severance Compensation does not include severance pay, parachute payments under Code §280G(b)(2) or payments under a nonqualified unfunded deferred compensation plan unless the payments would have been paid at that time without regard to Severance from Employment.

(1) Timing. Post-Severance Compensation includes regular pay, leave cash-outs, or deferred compensation only to the extent the Employer pays such amounts by the later of 2 1/2 months after Severance from Employment or by the end of the Limitation Year that includes the date of such Severance from Employment.

(a) Regular pay. Regular pay means the payment of regular Compensation for services during the Participant’s regular working hours, or Compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, but only if the payment would have been paid to the Participant prior to a severance from employment if the Participant had continued in employment with the Employer.

(b) Leave cash-outs. Leave cash-outs means payments for unused accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued and if Compensation would have included those amounts if they were paid prior to the Participant’s severance from employment.

(c) Deferred compensation. As used in this Section 1.11(I), deferred compensation means the payment of deferred compensation pursuant to an unfunded deferred compensation plan, if Compensation would have included the deferred compensation if it had been paid prior to the Participant’s Severance from Employment, but only if the payment would have been paid at the same time if the Participant had continued in employment with the Employer and only to the extent that the payment is includible in the Participant’s gross income.

(2) Salary continuation for military service. Salary continuation for military service means payments to an individual who does not currently perform services for the Employer by reason of Qualified Military Service to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering Qualified Military Service. However, this paragraph (2) will not apply to Differential Wage Payments, which instead are subject to Section 1.11(L).

(3) Salary continuation for disabled Participants. Salary continuation for disabled Participants means Compensation paid to a Participant who is permanently and totally disabled (as defined in Code §22(e)(3)). This Section 1.11(I)(3) will apply, as the Employer elects in its Adoption Agreement, either just to NHCEs (who are NHCEs immediately prior to becoming disabled) or to all Participants for a fixed or determinable period specified in the Adoption Agreement.

(J) Earned Income. Earned Income means net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the Self-Employed Individual are a material income-producing factor. Earned Income also includes gains and earnings (other than capital gain) from the sale or licensing of property (other than goodwill) by the individual who created that property, even if those gains would not ordinarily be considered net earnings from self-employment. Earned Income does not include items excluded from gross income and the deductions allocable to those items. The Plan Administrator will determine net earnings after the deduction allowed to the Self-Employed Individual for all contributions made by the Employer to a qualified plan and after the deduction allowed to the Self-Employed Individual under Code §164(f) for self-employment taxes.

(K) Deemed Disability Compensation. The Plan does not include Deemed Disability Compensation under Code §415(c)(3)(C) unless the Employer in Appendix B elects to include Deemed Disability Compensation under this Section 1.11(K). Deemed Disability Compensation is the Compensation the Participant would have received for the year if the Participant were paid at the same rate as applied immediately prior to the Participant becoming permanently and totally disabled (as defined in Code §22(e)(3)) if such deemed compensation is greater than actual Compensation as determined without regard to this Section 1.11(K). This Section 1.11(K) applies only if the affected Participant is an NHCE immediately prior to becoming disabled (or the Appendix B election provides for the continuation of contributions on behalf of all such disabled participants for a fixed or determinable period) and all contributions made with respect to Compensation under this Section 1.11(K) are immediately Vested.

(L) Differential Wage Payments. Unless the Employer otherwise elects in Appendix B, the Plan will treat Differential Wage Payments as Compensation for all Plan contribution and benefit purposes.

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1.12 Contribution Types. Contribution Types means the contribution types required or permitted under the Plan as the Employer elects in its Adoption Agreement.

1.13 Defined Benefit Plan. Defined Benefit Plan means a retirement plan which does not provide for individual accounts for Employer contributions and which provides for payment of determinable benefits in accordance with the plan’s formula.

1.14 Defined Contribution Plan. Defined Contribution Plan means a retirement plan which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant’s Account, and on any Earnings, expenses, and forfeitures which the Plan Administrator may allocate to such Participant’s Account.

1.15 Differential Wage Payment. Differential Wage Payment means differential wage payment as defined by Code §3401(h)(2).

1.16 Disability. Except as otherwise provided in the Plan, Disability means, as the Employer elects in its Adoption Agreement. A Participant who incurs a Disability is “disabled.”

(A) Administration. For purposes of this Plan, a Participant is disabled on the date the Plan Administrator determines the Participant satisfies the definition of Disability. The Plan Administrator may require a Participant to submit to a physical examination in order to confirm the Participant’s Disability, unless Disability is determined by a third party, such as an insurer or the Social Security Administration. The Plan Administrator will apply the provisions of this Section 1.16 in a nondiscriminatory, consistent, and uniform manner and consistent with DOL requirements.

1.17 Designated IRA Contribution. Designated IRA Contribution means a Participant’s IRA contribution to the Plan made in accordance with the Adoption Agreement.

1.18 DOL. DOL means the U.S. Department of Labor or any agency thereof.

1.19 Earnings. Earnings means the net income, gain or loss earned by a particular Account, by the Trust, or with respect to a contribution or to a distribution, as the context requires.

1.20 Effective Date. The Effective Date of this Plan is the date the Employer elects in its Adoption Agreement. If the Plan is not a Restated Plan, the Effective Date cannot be earlier than the first day of the Plan Year in which the Employer adopts the Plan. However, as to a particular provision or action taken by any party pursuant to the Plan (such as a Plan amendment or termination, or the giving of any notice), a different Effective Date may apply such as the basic plan document may provide, as the Employer may elect in its Adoption Agreement, in a Participation Agreement or in an Appendix, or as indicated in any other document which evidences the action taken. Throughout the Plan, there are many provisions which have their own effective date, which may be earlier than the Restatement Effective Date. If the Employer in its Adoption Agreement indicates that this plan is a Restated Plan and is a Cycle 3 Restatement, then the earlier effective date applies. If the Plan is not a Cycle 3 Restatement, then the earlier effective date does not apply, and the provisions are effective on the Restatement

Effective Date, or such other date as may apply pursuant to an Appendix or other document. See Section 1.57(A) regarding the effective date of a Salary Reduction Agreement.

1.21 Elective Deferrals. Elective Deferrals means a Participant’s Pre-Tax Deferrals, Roth Deferrals, Automatic Deferrals and, as the context requires, Catch-Up Deferrals under the Plan, and which the Employer contributes to the Plan at the Participant’s election (or automatically) in lieu of cash compensation, as described in Section 3.02. As to other plans, as may be relevant to the Plan, Elective Deferrals means amounts excludible from the Employee’s gross income under Code §§125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b), 408(p) or 457(b), and includes amounts included in the Employee’s gross income under Code §402A, and contributed by the Employer, at the Employee’s election, to a cafeteria plan, a qualified transportation fringe benefit plan, a 401(k) plan, a SARSEP, a tax-sheltered annuity, a SIMPLE plan or a Code §457(b) plan.

(A) Pre-Tax Deferral. Pre-Tax Deferral means an Elective Deferral (including a Catch-Up Deferral or an Automatic Deferral) which is not a Roth Deferral.

(B) Roth Deferral. Roth Deferral means an Elective Deferral (including a Catch-Up Deferral or an Automatic Deferral) which a Participant irrevocably designates as a Roth Deferral under Code §402A at the time of deferral and which is subject to income tax when made to the Plan. In the case of an Automatic Deferral, see Section 3.02(B).

(C) Automatic Deferral. See Section 3.02(B)(4)(a).

(D) Catch-Up Deferral. See Section 3.02(D)(2).

1.22 Employee. Employee means any common law employee, Self-Employed Individual, Leased Employee or other person the Code treats as an employee of the Employer for purposes of the Employer’s qualified plan. An Employee is either an Eligible Employee or an Excluded Employee. An Employee is either an HCE or an NHCE.

(A) Self-Employed Individual. Self-Employed Individual means an individual who has Earned Income (or who would have had Earned Income but for the fact that the trade or business did not have net profits) for the Taxable Year from the trade or business for which the Plan is established.

(B) Leased Employee. Leased Employee means an individual (who otherwise is not an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person (the “leasing organization”), has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code §144(a)(3)) on a substantially full-time basis for at least one year and who performs such services under primary direction or control of the Employer within the meaning of Code §414(n)(2). Except as described in Section 1.22(B)(1), a Leased Employee is an Employee for purposes of the Plan. However, a Leased Employee is an Excluded Employee unless the Employer in Appendix B elects not to treat Leased Employees as Excluded Employees as to any or all Contribution Types. “Compensation” in the case of an out-sourced worker who is an Employee or a Leased Employee includes Compensation from the leasing organization which is attributable to services performed for the Employer.

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(1) Safe Harbor Plan Exception. A Leased Employee is not an Employee for Plan purposes if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or fewer of the NHCEs, excluding those NHCEs who do not satisfy the “substantially full-time” standard of Code §414(n)(2)(B), are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee’s compensation, without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code §415(c)(3) including Elective Deferrals.

(2) Other Requirements. The Plan Administrator must apply this Section 1.22 in a manner consistent with Code §§414(n) and 414(o) and the regulations issued under those Code sections. The Plan Administrator for 415 testing under Article IV, for satisfaction of the Top-Heavy Minimum Allocation under Article X will treat contributions or benefits provided to a Leased Employee under a plan of the leasing organization, and which are attributable to services performed by the Leased Employee for the Employer, as provided by the Employer. However, the Employer will not offset (reduce) contributions to this Plan by such contributions or benefits provided to the Leased Employee under the leasing organization’s plan unless the Employer in Appendix B elects to do so.

(C) Eligible Employee. Eligible Employee means an Employee other than an Excluded Employee.

(D) Excluded Employee. Excluded Employee means, as the Plan provides or as the Employer elects in its Adoption Agreement, any Employee, or class or group of Employees, not eligible to participate in the Plan, or as to any Contribution Type, as the context requires. The Employer may not impose a maximum age in defining Excluded Employees.

(1) Collective Bargaining Employees. If the Employer elects in its Adoption Agreement to exclude Collective Bargaining Employees from eligibility to participate, the exclusion applies to any Employee included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if: (a) retirement benefits were the subject of good faith bargaining; and (b) two percent or fewer of the employees covered by the agreement are “professional employees” as defined in Treas. Reg. §1.410(b)-9, unless the collective bargaining agreement requires the Employee to be included within the Plan. The term “employee representatives” does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

(2) Nonresident Aliens. If the Employer elects in its Adoption Agreement to exclude Nonresident Aliens from eligibility to participate, the exclusion applies to any Nonresident Alien Employee who does not receive any earned income, as defined in Code §911(d)(2), from the Employer which constitutes United States source income, as defined in Code §861(a)(3).

(3) Reclassified Employees. A Reclassified Employee is an Excluded Employee unless the Employer in Appendix B elects: (a) to include all Reclassified Employees as Eligible Employees; (b) to include one or more categories of Reclassified Employees as Eligible Employees; or (c) to include Reclassified Employees (or one or more groups of Reclassified Employees) as Eligible Employees as to one or more Contribution Types. A Reclassified Employee is any person the Employer does not treat as a common law employee or as a self-employed individual (including, but not limited to, independent contractors, persons the Employer pays outside of its payroll system and out-sourced workers) for federal income tax withholding purposes under Code §3401(a), irrespective of whether there is a binding determination that the individual is an Employee or a Leased Employee of the Employer. Self-Employed Individuals are not Reclassified Employees.

(4) Part-Time/Temporary/Seasonal Employees. The Employer in its Adoption Agreement may elect to exclude any Employees who it defines in the Adoption Agreement as “part-time,” “temporary” or “seasonal” based on their regularly scheduled Service being less than a specified number of Hours of Service during a relevant Eligibility Computation Period. Notwithstanding any such exclusion, if the Part-Time, Temporary or Seasonal Excluded Employee actually completes at least 1,000 Hours of Service in the relevant Eligibility Computation Period, the affected Excluded Employee (i) is no longer within this excluded class, (ii) will never again be within this excluded class, and (iii) will enter the Plan on the next Entry Date following completion of the Eligibility Computation Period in which he/she completed 1,000 Hours of Service, provided the Employee is employed by the Employer on that Entry Date and is not otherwise an Excluded Employee. The Employer may use any method described in Section 1.32(C)(1) or (2) to determine Hours of Service for purpose of this paragraph 1.22(D)(4) so long as the Employer uses it on a reasonable, nondiscriminatory basis and consistently within a Plan Year. The Employer in Appendix B may limit the application of this exclusion to one or more specific categories of Employees who otherwise meet the requirements of this paragraph.

(5) Non-Participating Employer. The Employees of a Related Employer (other than those who are also employees of the Signatory Employer or a Participating Employer) are Excluded Employees unless the Related Employer is a Participating Employer.

(6) Coverage Transition Employee. Coverage Transition Employees are Excluded Employees unless the Employer in Appendix B elects otherwise. A Coverage Transition Employee is a person who became an Employee of the Signatory Employer or a Participating Employer as the result of an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business that is subject to the special rules set forth in Code §410(b)(6)(C). The status of an Employee as a Coverage Transition Employee will begin on the date of the transaction and end on the last day of the first Plan Year beginning after the date of the transaction. See paragraph (5) above regarding Employees of Related Employers who do not become Participating Employers.

(7) Intern. The Employer in its Adoption Agreement may elect to exclude an Employee it defines in its payroll records as “interns.”

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Defined Contribution Pre-Approved Plan

(E) HCE. HCE means a highly compensated Employee, defined under Code §414(q) as an Employee who satisfies one of Sections 1.22(E)(1) or (2) below.

(1) More than 5% owner. During the Plan Year or during the preceding Plan Year, the Employee is a more than 5% owner of the Employer (applying the constructive ownership rules of Code §318 as modified by Code §416(i)(1)(B)(iii)(I), and applying the principles of Code §318 as modified by Code §416(i)(1)(B)(iii)(I), for an unincorporated entity).

(2) Compensation Threshold. During the preceding Plan Year (or in the case of a short Plan Year, the immediately preceding 12 month period) the Employee had Compensation in excess of $125,000 (as adjusted for the relevant year by the Commissioner of Internal Revenue at the same time and in the same manner as under Code §415(d), except that the base period is the calendar quarter ending September 30, 1996) and, if the Employer under its Adoption Agreement makes the top-paid group election, was part of the top-paid 20% group of Employees (based on Compensation for the preceding Plan Year).

(3) Compensation Definition. For purposes of this Section 1.22(E), “Compensation” means Compensation as defined in Section 4.05(F).

(4) Top-paid Group and Calendar Year Data. The Plan Administrator must make the determination of who is an HCE, including the determinations of the number and identity of the top-paid 20% group, consistent with Code §414(q) and regulations issued under that Code section. The Employer in its Adoption Agreement may make a calendar year data election to determine the HCEs for the Plan Year, as prescribed by IRS Guidance. A calendar year data election must apply to all plans of the Employer which reference the HCE definition in Code §414(q). For purposes of this Section 1.22(E), if the current Plan Year is the first year of the Plan, then the term “preceding Plan Year” means the 12-consecutive month period immediately preceding the current Plan Year.

(5) Highly compensated former employee. The determination of highly compensated former employee status and the rules applicable thereto are determined in accordance with Temporary Reg. §1.414(q)-1T, A-4 and Notice 97-45.

(F) NHCE. NHCE means a nonhighly compensated employee, which is any Employee who is not an HCE.

(G) Differential Wage Payment recipient. An individual receiving a Differential Wage Payment from the Employer is treated as an Employee of the Employer.

1.23 Employee Contribution and DECs. Employee Contribution means a Participant’s after-tax contribution to the Trust and which the Participant designates as an Employee Contribution at the time of contribution. An Elective Deferral (Pre-Tax or Roth) is not an Employee Contribution. A deductible employee contribution (DEC) means certain pre-1987 contributions described in Section 3.13.

1.24 Employer. Employer means each Signatory Employer, Lead Employer, Related Employer, and Participating Employer as the Plan indicates or as the context requires. The Employer also includes any successor to a Signatory Employer,

Lead Employer, or Participating Employer if such Employer agrees to continue to maintain the Plan.

(A) Signatory Employer. The Signatory Employer is the Employer who establishes a Plan under this Pre-approved Plan by executing an Adoption Agreement. The Employer for purposes of acting as Plan Administrator, making Plan amendments, restating the Plan, terminating the Plan or performing other ERISA settlor functions, means the Signatory Employer and does not include any Related Employer or Participating Employer. The Signatory Employer also may terminate the participation in the Plan of any Participating Employer upon written notice. The Signatory Employer will provide such notice not less than 30 days prior to the date of termination unless the Signatory Employer determines that the interest of Plan Participants requires earlier termination. See Article XII if the Plan is a Multiple Employer Plan.

(B) Lead Employer. Lead Employer means the Signatory Employer under a plan which is a Multiple Employer Plan. See Section 12.02(B).

(C) Related Group/Related Employer. A Related Group is a controlled group of corporations (as defined in Code §414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code §414(c)), an affiliated service group (as defined in Code §414(m)) or an arrangement otherwise described in Code §414(o). Each Employer/member of the Related Group is a Related Employer. The term “Employer” includes every Related Employer for purposes of crediting Service and Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, determining Separation from Service, applying the coverage test under Code §410(b), applying the Annual Additions Limit and nondiscrimination testing in Article IV, applying the top-heavy rules and the minimum allocation requirements of Article X, applying the definitions of Employee, HCE, Compensation (except as the Employer may elect in its Adoption Agreement relating to allocations) and Leased Employee, applying the safe harbor 401(k) provisions of Article III, applying the SIMPLE 401(k) provisions of Article III, applying the ESOP exception under Section 7.11(A)(1)(a), and for any other purpose the Code or the Plan require.

(D) Participating Employer. Participating Employer means a Related Employer (to the Signatory Employer or another Related Employer) which signs the Execution Page of the Adoption Agreement or a Participation Agreement to the Adoption Agreement. Only a Participating Employer (or Employees thereof) may contribute to the Plan. A Participating Employer is an Employer for all purposes of the Plan except as provided in Sections 1.24(A) or (B). If Article XII applies, a Participating Employer includes an unrelated Employer who executes a Participation Agreement. See Section 12.02(C).

1.25 Employer Contribution. Employer Contribution means a Nonelective Contribution, a Matching Contribution, an Elective Deferral, a Prevailing Wage Contribution, or a Money Purchase Pension Contribution, as the context may require. Where the context requires under the Plan, Elective Deferrals are Employer Contributions except: (1) under Section 3.04 relating to allocation of Employer Contributions; (2) under Section 3.06 relating to allocation conditions; and (3) under Section 5.03 relating to vesting.

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Defined Contribution Pre-Approved Plan

1.26 Entry Date. Entry Date means the date(s) the Employer elects in its Adoption Agreement upon which an Eligible Employee who has satisfied the Plan’s eligibility conditions and who remains employed by the Employer on the Entry Date, commences participation in the Plan or in a part of the Plan.

1.27 EPCRS. EPCRS means the IRS’ Employee Plans Compliance Resolution System for resolving plan defects, or any successor program.

1.28 ERISA. ERISA means the Employee Retirement Income Security Act of 1974, as amended, and includes applicable DOL regulations.

1.29 401(k) Plan. If the Employer elects in its Adoption Agreement to allow Participants to make Elective Deferrals, then the plan is a 401(k) Plan. The Plan as the Employer elects under its 401(k) Adoption Agreement may be a Traditional 401(k) Plan, a Safe Harbor 401(k) Plan or a SIMPLE 401(k) Plan. A 401(k) Plan is also a Profit Sharing Plan for purposes of applying the Plan terms, except as to Elective Deferrals, Matching Contributions or otherwise where the Plan specifies provisions which apply either to such Contribution Types or to the overall Plan on account of its status as a 401(k) Plan.

(A) Traditional 401(k) Plan. A Traditional 401(k) Plan is a 401(k) Plan under which Elective Deferrals are subject to nondiscrimination testing under the ADP test and any Matching Contributions and Employee Contributions also are subject to nondiscrimination testing under the ACP test.

(B) Safe Harbor 401(k) Plan. A Safe Harbor 401(k) Plan is a 401(k) Plan under which Elective Deferrals are not subject to nondiscrimination testing under the ADP test because the Plan satisfies the ADP test safe harbor. Any Matching Contributions are subject to the ACP test unless the Plan also satisfies the ACP test safe harbor. Any Employee Contributions are subject to the ACP test. Section 3.05 describes the ADP test safe harbor and the ACP test safe harbor.

(C) SIMPLE 401(k) Plan. See Section 1.61.

(D) ADP test. The ADP test is the test described in Section 4.10(B).

(E) ACP test. The ACP test is the test described in Section 4.10(C).

1.30 401(m) Plan. 401(m) Plan means the 401(m) plan, if any, the Employer establishes under its Adoption Agreement by permitting Participants to make Employee Contributions or by providing for the Employer to make Matching Contributions. The definitions under Sections 1.29 also apply as to a 401(m) Plan.

1.31 HEART Act. HEART Act means the Heroes Earnings Assistance and Relief Tax Act of 2008, as amended.

1.32 Hour of Service.

(A) Basic definition. Hour of Service means:

(1) Paid and duties. Each Hour of Service for which the Employer, either directly or indirectly, pays an

Employee, or for which the Employee is entitled to payment, for the performance of duties. The Plan Administrator credits Hours of Service under this Paragraph (1) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

(2) Back pay. Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Plan Administrator credits Hours of Service under this Paragraph (2) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

(3) Payment but no duties. Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Plan Administrator will credit no more than 501 Hours of Service under this Paragraph (3) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Plan Administrator credits Hours of Service under this Paragraph (C) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. §2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this Paragraph (3).

(B) Crediting and computation. The Plan Administrator will not credit an Hour of Service under more than one of the above Paragraphs (A)(1), (2) or (3). A computation period for purposes of this Section 1.32 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Plan Administrator is measuring an Employee’s Hours of Service. The Plan Administrator will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(C) Method of Crediting Hours of Service. The Employer must elect in its Adoption Agreement the method the Plan Administrator will use in crediting an Employee with Hours of Service and the purpose for which the elected method will apply.

(1) Actual Method. Under the Actual Method as determined from records, an Employee receives credit for Hours of Service for hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

(2) Equivalency Method. Under an Equivalency Method, for each equivalency period for which the Plan Administrator would credit the Employee with at least one Hour of Service, the Plan Administrator will credit the Employee with: (a) 10 Hours of Service for a daily equivalency; (b) 45 Hours of Service for a weekly equivalency; (c) 95 Hours of Service for a semi-monthly payroll period equivalency; and (d) 190 Hours of Service for a monthly equivalency.

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Defined Contribution Pre-Approved Plan

(3) Elapsed Time Method. Under the Elapsed Time Method, an Employee receives credit for Service for the aggregate of all time periods (regardless of the Employee’s actual Hours of Service) commencing with the Employee’s Employment Commencement Date, or with his/her Re-Employment Commencement Date, and ending on the date a Break in Service begins in accordance with Treas. Reg. §1.410(a)-7. See Section 2.02(C)(4). In applying the Elapsed Time Method, the Plan Administrator will credit an Employee’s Service for any Period of Severance of less than 12-consecutive months and will express fractional periods of Service in days or months and days as the Plan Administrator determines operationally on a consistent basis. In using the Elapsed Time Method, the following special rules apply:

(a) Elapsed Time - Break in Service. Under the Elapsed Time Method, a Break in Service is a Period of Severance of at least 12 consecutive months. In the case of an Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date the Employee is otherwise absent from Service does not constitute a Break in Service.

(b) Elapsed Time - Period of Severance. A Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. The continuous period begins on the date the Employee retires, quits, is discharged, or dies or if earlier, the first 12-month anniversary of the date on which the Employee otherwise is absent from Service for any other reason (including disability, vacation, leave of absence, layoff, etc.).

(c) Elapsed Time - Year of Service. For purposes of any plan provision which refers to Year of Service and does not specifically reference the Elapsed Time Method, the plan will credit a Participant with a Year of Service for each 1-year period of service, 12 months of service, or 365 days of service, as described in Treas. Reg. §1.410(a)-7, as modified by relevant elections in the Adoption Agreement.

(d) Shift from crediting Hours of Service to Elapsed Time Method. If the service crediting method under the Plan is changed from a method that uses Hours of Service to a method using Elapsed Time, each Employee’s period of service under the Elapsed Time Method is the sum of the amounts under (i) and (ii) below.

(i) The number of Years of Service credited under the Hours of Service method for the period ending immediately before the computation period during which the change to the Elapsed Time Method occurs.

(ii) For the computation period in which the change occurs, the Plan Administrator will determine the greater of: (1) the period of service that would be credited under the Elapsed Time Method for the Employee’s service from the first day of that computation period through the date of the change, or (2) the service that would be taken into account under the Hours of Service method for that computation period through the date of the change. If (1) is greater, then Years of Service are credited under the Elapsed Time Method beginning with the first day of the computation period during which the change to the Elapsed Time Method occurs. If (2) is greater, then Years of Service are credited under the Hours of Service method for the computation period during which the change to the Elapsed Time Method occurs and under the Elapsed Time Method beginning with the first day of the computation period that follows the computation period in which the change occurs. If the change occurs as of the first day of a computation period, treat subsection (i) as applicable for purposes of applying the rule in this paragraph.

(e) Shift from Elapsed Time Method to an Hours of Service method. If the service crediting method changes from the Elapsed Time Method to an Hours of Service method, each Employee’s Years of Service under the Hours of Service method is the sum of the amounts under subsections (i) and (ii) below.

(i) The number of Years of Service credited under the Elapsed Time Method as of the date of the change.

(ii) For the computation period in which the change to the Hours of Service method occurs, the portion of that computation period in which the Elapsed Time Method was in effect is converted into an equivalent number of Hours of Service, using the Equivalency Method described in 1.32(C)(2). For the remainder of the computation period, use the Actual Method or Equivalency Method, as selected in the Adoption Agreement. The Hours of Service deemed credited for the portion of the computation period in which the Elapsed Time Method was in effect are added to the Hours of Service credited for the remaining portion of the computation period to determine if the Employee has a Year of Service for that computation period. If the change to the Hours of Service method occurs as of the first day of a computation period, then the determination as to whether an Employee has completed a Year of Service for the first computation period that the change is in effect is based solely on the Hours of Service method.

(D) Maternity/Paternity Leave/Family and Medical Leave Act. Solely for purposes of determining whether an Employee incurs a Break in Service under any provision of this Plan, the Plan Administrator must credit Hours of Service during the Employee’s unpaid absence period: (1) due to maternity or paternity leave; or (2) as required under the Family and Medical Leave Act. An Employee is on maternity or paternity leave if the Employee’s absence is due to the Employee’s pregnancy, the birth of the Employee’s child, the placement with the Employee of an adopted child, or the care of the Employee’s child immediately following the child’s birth or placement. The Plan Administrator credits Hours of Service under this Section 1.32(D) on the basis of the number of Hours of Service for which the Employee normally would receive credit or, if the Plan Administrator cannot determine the number of Hours of Service the Employee would receive credit for, on the basis of 8 hours per day during the absence period. The Plan Administrator will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee’s Break in Service. The Plan Administrator credits all Hours of Service described in this Section 1.32(D) to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his/her absence period begins, the Plan Administrator credits these Hours of Service to the immediately following computation period.

(E) Qualified Military Service. Hour of Service also includes any Service the Plan must credit for eligibility, vesting, contributions and benefits in order to satisfy the crediting of Service requirements of Code §414(u).

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Defined Contribution Pre-Approved Plan

1.33 IRS. IRS means the Internal Revenue Service. When discussing regulations or other guidance, IRS also includes the United States Treasury. IRS Guidance includes Treasury regulations and other guidance of general applicability appearing in the Internal Revenue Bulletin.

1.34 Limitation Year. Limitation Year means the consecutive month period the Employer specifies in its Adoption Agreement as applicable to allocations under Article IV. If the Employer elects the same Plan Year and Limitation Year, the Limitation Year is always a 12-consecutive month period even if the Plan Year is a short period, unless the short Plan Year results from an amendment, in which case, the Limitation Year also is a short year. If the Employer amends the Limitation Year to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

1.35 Matching Contribution. Matching Contribution means a fixed or discretionary contribution the Employer makes on account of Elective Deferrals under a 401(k) Plan, 403(b) Plan or on account of Employee Contributions. Matching Contributions are limited to contributions made on account of Elective Deferrals or Employee Contributions under this Plan unless the Employer otherwise specified in its Adoption Agreement. Matching Contributions also include Participant forfeitures allocated on account of such Elective Deferrals or Employee Contributions. Matching Contributions may be made to this Plan only if it is a 401(k) Plan.

(A) Fixed Matching Contribution. Fixed Matching Contribution means a Matching Contribution which the Employer, subject to satisfaction of allocation conditions, if any, must make pursuant to a formula in the Adoption Agreement. Under the formula, the Employer contributes a specified percentage or dollar amount on behalf of a Participant based on that Participant’s Elective Deferrals or Employee Contributions eligible for a match.

(B) Discretionary Matching Contribution. Discretionary Matching Contribution means a Rigid Discretionary Match (see 1.35(K)) or a Flexible Discretionary Match (see 1.35(L)).

(C) QMAC. QMAC means a qualified matching contribution which is, after being allocated as such to an Account, 100% Vested and subject to the distribution restrictions described in Section 6.01(C)(4)(b). Any Matching Contributions allocated to a Participant’s QMAC Account under the Plan automatically satisfy and are subject to the QMAC definition. See Section 3.07(A)(7) for a limitation on the source of QMACs. The provisions of this section are effective for Plan Years ending after January 18, 2017.

(D) Regular Matching Contribution. A Regular Matching Contribution is a Matching Contribution which is not a QMAC, a Safe Harbor Matching Contribution or an Additional Matching Contribution.

(E) Basic Matching Contribution. See Section 3.05(E)(4).

(F) Enhanced Matching Contribution. See Section 3.05(E)(6).

(G) Additional Matching Contribution. See Section 3.05(F)(1).

(H) QACA Basic Matching Contribution. See Section 3.05(E)(5).

(I) SIMPLE Matching Contribution. See Section 3.10(E)(1).

(J) Safe Harbor Matching Contribution. See Section 3.05(E)(3).

(K) Rigid Discretionary Match. A Rigid Discretionary Match means a Matching Contribution which the Employer in its sole discretion elects to make to the Plan. The Adoption Agreement will specify the time period applicable to such a contribution. The Employer retains discretion over the Rigid Discretionary Match rate or amount and the limit(s) on Elective Deferrals or Employee Contributions subject to match (collectively, the “matching formula”), except as the Employer otherwise elects in its Adoption Agreement.

(L) Flexible Discretionary Match. A Flexible Discretionary Match means a Matching Contribution which the Employer in its sole discretion elects to make to the Plan. The Employer retains discretion over the formula or formulas for allocating the Flexible Discretionary Match, including the Discretionary Matching Contribution rate or amount, the limit(s) on Elective Deferrals or Employee Contributions subject to match, the per Participant match allocation limit(s), the Participants or categories of Participants who will receive the allocation, and the time period applicable to any matching formula(s) (collectively, the “Flexible Discretionary Matching Formula”), except as the Employer otherwise elects in its Adoption Agreement.

1.36 Money Purchase Pension Plan/Money Purchase Pension Contribution. This Plan is Money Purchase Pension Plan if Employer elects to make Money Purchase Pension Contributions under its Adoption Agreement. The Employer Contribution to a Money Purchase Pension Plan is a Money Purchase Pension Contribution. The Employer will make its Money Purchase Pension Contribution as the Employer elects in its Adoption Agreement. If the Plan is a Money Purchase Pension Plan, it is subject to the minimum funding provisions of Code §412.

1.37 Named Fiduciary. The Named Fiduciary is the Employer. The Employer in writing also may designate the Plan Administrator (if the Plan Administrator is not the Employer) and other persons as additional Named Fiduciaries. See Section 8.03. If the Plan is a restated Plan and under the prior plan document a different Named Fiduciary is in place, this Section 1.37 becomes effective on the date the Employer executes this restated Plan unless the Employer designates otherwise in writing.

1.38 Nonelective Contribution. Nonelective Contribution means a fixed or discretionary Employer Contribution which is not a Matching Contribution or a Money Purchase Pension Contribution.

(A) Fixed Nonelective Contribution. Fixed Nonelective Contribution means a Nonelective Contribution which the Employer, subject to satisfaction of allocation conditions, if any, must make pursuant to a formula (based on Compensation of Participants who will receive an allocation of the contributions or otherwise) in the Adoption Agreement. See 3.04(A)(2).

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(B) Discretionary Nonelective Contribution. Discretionary Nonelective Contribution means a Nonelective Contribution which the Employer in its sole discretion elects to make to the Plan. See 3.04(A)(1).

(C) QNEC. QNEC means a qualified nonelective contribution which is, after being allocated as such to an Account, 100% Vested at all times and subject to the distribution restrictions described in Section 6.01(C)(4)(b). Any Nonelective Contributions allocated to a Participant’s QNEC Account under the Plan automatically satisfy and are subject to the QNEC definition. See Section 3.07(A)(7) for a limitation on the source of QNECs. The provisions of this section are effective for Plan Years ending after January 18, 2017.

(D) SIMPLE Nonelective Contribution. See Section 3.10(E)(1).

(E) Safe Harbor Nonelective Contribution. See Section 3.05(E)(2).

1.39 Opinion Letter. Opinion Letter means an IRS issued letter as to the acceptability of the form of a Pre-approved Plan as defined in Rev. Proc. 2017-41.

1.40 Paid Time Off Plan. A Paid Time Off Plan is any plan or similar arrangement under which the Employer provides to Employees vacation, sick or other leave for which the Employer pays the Employee after the Employee has Severed Employment with the Employer, and agrees to compensate the Employee for part or all of the unused leave.

1.41 Participant. Participant means an Eligible Employee who becomes a Participant in the Plan or as to any Contribution Type as the context requires, in accordance with the provisions of Section 2.01. Once an Eligible Employee becomes a Participant, he or she will remain a Participant so long as he or she has an Account in the Plan.

1.42 Plan. Plan means the retirement plan established or continued by the Employer in the form of this Defined Contribution Pre-Approved Plan, including the Adoption Agreement under which the Employer has elected to establish this Plan. The Employer must designate the name of the Plan in its Adoption Agreement. An Employer may execute more than one Adoption Agreement offered under this Plan, each of which will constitute a separate Plan established or continued by that Employer. All section references within this basic plan document are Plan section references unless the context clearly indicates otherwise. The Plan includes any Appendix permitted by the basic plan document or by the Employer’s Adoption Agreement and which the Employer attaches to its Adoption Agreement.

(A) Multiple Employer Plan (Article XII). Multiple Employer Plan means a Plan in which at least one Employer which is not a Related Employer participates. Article XII of the Plan applies to a Multiple Employer Plan, but otherwise does not apply to the Plan.

(B) Frozen Plan. See Section 3.01(J).

1.43 Plan Administrator. Plan Administrator means the Employer unless the Employer designates another person or persons, committee, or organization to hold the position of Plan Administrator. Any person(s) the Employer appoints as Plan Administrator may or may not be Participants in the Plan. In addition to its other duties, the Plan Administrator has full responsibility for the Plan’s compliance with the reporting and disclosure rules under ERISA. If the Employer is the Plan Administrator, any requirement under the Plan for communication between the Employer and the Plan Administrator automatically is deemed satisfied, and the Employer has discretion to determine the manner of documenting any decision deemed to be communicated under this provision.

1.44 Plan Year. Plan Year means the consecutive month period the Employer specifies in its Adoption Agreement.

1.45 Predecessor Employer. A Predecessor Employer is an employer that previously employed one or more of the Employees.

1.46 Predecessor Plan. A Predecessor Plan is a Code §401(a) or §403(a) qualified plan the Employer terminated within the five-year period beginning before or after the Employer establishes this Plan, as described in Treas. Reg. §1.411(a)-5(b)(3)(v)(B).

1.47 Prevailing Wage Contract/Contribution. Prevailing Wage Contract means a contract under which Employees are performing services subject to the Davis-Bacon Act, the McNamara-O’Hara Contract Service Act or any other federal, state or municipal prevailing wage law. A Prevailing Wage Contribution is a contribution the Employer makes to the Plan in accordance with a Prevailing Wage Contract. A Prevailing Wage Contribution is treated as a Nonelective Contribution or other Employer Contribution except as the Plan otherwise provides.

1.48 Profit Sharing Plan. If the Plan is not a Money Purchase Pension Plan, then it is a Profit Sharing Plan.

1.49 Protected Benefit. Protected Benefit means any accrued benefit described in Treas. Reg. §1.411(d)-4, including any optional form of benefit provided under the Plan which may not (except in accordance with such regulations) be reduced, eliminated or made subject to Employer discretion.

1.50 Provider. Provider refers to the provider of this Pre-approved Plan, as defined in Section 4.08 of Rev. 2017-41.

1.51 QDRO. QDRO means a qualified domestic relations order under Code §414(p). A “domestic relations order” is a judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights of a spouse or former spouse, child, or other dependent, made pursuant to the domestic relations law of any state.

1.52 Qualified Military Service. Qualified Military Service means qualified military service as defined in Code §414(u)(5). Notwithstanding any provision in the Plan to the contrary, as to Qualified Military Service, the Plan will credit Service under Section 1.32(E), the Employer will make contributions to the Plan and the Plan will provide benefits in accordance with Code §414(u).

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Defined Contribution Pre-Approved Plan

1.53 Qualified Reservist Distribution (QRD). See Section 6.01(C)(4)(b)(iii).

1.54 Restated Plan. A Restated Plan means a plan the Employer adopts in substitution for, and in amendment of, an existing plan, as the Employer elects in its Adoption Agreement. If a Participant incurs a Separation from Service or Severance from Employment before the Employer executes the Adoption Agreement as a Restated Plan, the provisions of the Restated Plan do not apply to the Participant unless he/she has an Account Balance as of the execution date or unless the Employer rehires the Participant.

1.55 Rollover Contribution. A Rollover Contribution means an amount of cash or property (including a participant loan from another plan) which the Code permits an Eligible Employee or Participant to transfer directly or indirectly to this Plan from another Eligible Retirement Plan (or vice versa) within the meaning of Code §402(c)(8)(B) and Section 6.08(F)(2), except that a 401(k) Plan may permit an In-Plan Roth Rollover Contribution as provided in Section 3.08(E). A Rollover Contribution will be made to the Plan and not to a Designated IRA within the Plan under Section 3.12, if any.

(A) In-Plan Roth Rollover Contribution. An In-Plan Roth Rollover Contribution means either an IRR or an IRT made in accordance with Code §402(c)(4). In-Plan Roth Rollover Contributions will be subject to the Plan rules related to the Designated Roth Account, subject to preservation of Protected Benefits in accordance with Section 3.08(E)(4).

(1) IRR. An IRR is a rollover of an amount that is permitted to be distributed in an eligible rollover distribution from a Participant’s Plan Account, other than a Designated Roth Account, to the Participant’s IRR Account in the Plan.

(2) IRT. An IRT is a rollover of an amount that is not otherwise distributable from a Participant’s Plan Account, other than a Designated Roth Account, to the Participant’s IRT Account in the Plan.

(B) IRR and IRT Accounts. An IRR Account is a sub-account the Plan Administrator establishes for the purpose of separately accounting for a Participant’s IRRs. An IRT Account is a sub-account the Plan Administrator establishes for the purpose of separately accounting for a Participant’s IRTs. The Plan Administrator has authority to establish such a sub-account, and to the extent necessary, may establish sub-accounts based on the source of the In-Plan Roth Rollover Contribution. The Plan Administrator will administer an In-Plan Roth Rollover Contribution Account in accordance with Applicable Law and the Plan provisions.

1.56 Safe Harbor Contribution. Safe Harbor Contribution means a Safe Harbor Nonelective Contribution or a Safe Harbor Matching Contribution as the Employer elects in its Adoption Agreement. See Sections 3.05(E)(2) and (3).

1.57 Salary Reduction Agreement. A Salary Reduction Agreement means a Participant’s written election to reduce his or her Compensation (and have that amount contributed as Elective Deferrals to the Plan including a Contrary Election under Section 3.02(B)(4)(d)), made on the form the Plan Administrator provides for this purpose.

(A) Effective Date. A Salary Reduction Agreement may not be effective earlier than the following date which occurs last: (1) under Article II, the Participant’s Entry Date or, in the case of a re-hired Employee, his/her re-participation date; (2) the execution date of the Salary Reduction Agreement; (3) the date the Employer adopts the 401(k) Plan; or (4) the Effective Date of the 401(k) Plan (or Elective Deferral provision within the Plan). Subject to the foregoing limitations, a Participant’s Salary Reduction Agreement will be effective for the first pay period that is within an administratively reasonable period after the date the Plan Administrator receives the Agreement, unless the Participant specifies a later effective date.

(B) Compensation. A Salary Reduction Agreement must specify the dollar amount of Compensation or the percentage of Compensation the Participant wishes to defer. The Salary Reduction Agreement will apply: (1) only to Compensation which becomes currently available after the effective date of the Salary Reduction Agreement; and (2) to all or to such Elective Deferral Compensation as the Salary Reduction Agreement indicates, including any Participant elections made in the Salary Reduction Agreement. Also see Section 1.11(G) relating to non-cash Compensation.

(C) Additional Rules. The Plan Administrator in the Plan’s Salary Reduction Agreement form, or in a Salary Reduction Agreement policy will specify additional rules and restrictions applicable to a Participant’s Salary Reduction Agreement, including but not limited to those regarding the timing, frequency and mechanics of changing or revoking a Salary Reduction Agreement. Any such rules and restrictions must be consistent with the Plan. If a Participant is making both Pre-Tax and Roth Deferrals, the Salary Reduction Agreement policy may establish reasonable, uniform conventions for determining whether an automatic escalation of a participant’s deferrals, pursuant to Section 3.02(G) will result in an increase in Pre-Tax Deferrals or Roth Deferrals. The Plan Administrator may provide more than one Salary Reduction Agreement form for use in specific situations.

1.58 Separation from Service/Severance from Employment. Separation from Service means an event after which the Employee no longer has an employment relationship with the Employer maintaining this Plan or with a Related Employer. The Plan applies Separation from Service for all purposes except as otherwise provided. For purposes of distribution of Restricted 401(k) Accounts, the application of Post-Severance Compensation and top-heavy look-back period distributions, the plan will apply the definition of Severance from Employment under EGTRRA §646 (as modified for Code §415 purposes in applying the parent-subsidiary controlled group rules).

1.59 Service. Service means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees.

(A) Related Employer Service. See Section 1.24(C).

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(B) Predecessor Employer/Plan Service. See Sections 1.45 and 1.46. If the Employer maintains (by adoption, plan merger or Transfer) the plan of a Predecessor Employer, service of the Employee with the Predecessor Employer is Service with the Employer. If the Employer maintained a Predecessor Plan, for purposes of vesting Service, the Plan Administrator must count service credited to any Employee covered under the Predecessor Plan. If the Employer in its Adoption Agreement elects to disregard vesting Service prior to the time that the Employer maintained the Plan, the Plan Administrator will treat a Predecessor Plan as the Plan for purposes of such election.

(C) Elective Service Crediting. If the Employer does not maintain the plan of a Predecessor Employer, the Plan does not credit Service with the Predecessor Employer, unless the Employer in its Adoption Agreement (or in a Participation Agreement, if applicable) elects to credit designated Predecessor Employer Service and specifies the purposes for which the Plan will credit service with that Predecessor Employer. Unless the Employer under its Adoption Agreement provides for this purpose specific Entry Dates, an Employee who satisfies the Plan’s eligibility condition(s) by reason of the crediting of Predecessor Employer Service will enter the Plan in accordance with the provisions of Article II as if the Employee were a re-employed Employee on the first day the Plan credits predecessor service.

1.60 SIMPLE Contribution. SIMPLE Contribution means a SIMPLE Nonelective Contribution or a SIMPLE Matching Contribution. See Section 3.10(E).

1.61 SIMPLE 401(k) Plan. A SIMPLE 401(k) Plan is a 401(k) Plan which satisfies the contribution and other requirements in Section 3.10 and which is not subject to nondiscrimination testing or certain other requirements as provided in Section 3.10.

1.62 Successor Plan. Successor Plan means a plan in which at least 50% of the Eligible Employees for the first Plan Year were eligible under a cash or deferred arrangement maintained by the Employer in the prior year, as described in Treas. Reg. §1.401k-2(c)(2)(iii). However, the Plan is not a Successor Plan if the Plan results from a mid-year spin-off of a safe harbor 401(k) plan which the Employer cosponsored, such as a multiple employer plan, if the plan contributions and allocations are substantially identical to those of the prior plan.

1.63 Taxable Year. Taxable Year means the taxable year of a Participant or of the Employer as the context requires.

1.64 Transfer. Transfer means the Trustee’s movement of Plan assets from the Plan to another plan (or vice versa) directly as between the trustees and not by means of a distribution. A Transfer may be an Elective Transfer or a Nonelective Transfer. See Section 11.06. A Direct Rollover under Section 6.08(F)(1) is not a Transfer.

1.65 Trust. Trust means the separate Trust or Custodial Agreement under which the assets of the Plan are held.

1.66 Trust Fund. Trust Fund means all property of every kind acquired by the Plan and held by the Trust, other than incidental benefit insurance contracts.

1.67 Trustee. Trustee means the person or persons who as Trustee or Custodian execute the Trust, or any successor in office who in writing accepts the position. If the Provider is a bank, savings and loan association, credit union, mutual fund, insurance company, or other institution qualified to serve as Trustee, a person other than the Provider (or its affiliate) may not serve as Trustee of the Plan without the written consent of the Provider.

1.68 USERRA. USERRA means the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended.

1.69 Valuation Date. Valuation Date means the Accounting Date, such additional dates as the Employer in its Adoption Agreement may elect, and any other date that the Plan Administrator designates for the valuation of the Trust Fund.

1.70 Vested. Vested means a Participant or a Beneficiary has an unconditional claim, legally enforceable against the Plan, to the Participant’s Account Balance or Accrued Benefit or to a portion thereof if not 100% Vested. Vesting means the degree to which a Participant is Vested in one or more Accounts.

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Defined Contribution Pre-Approved Plan

ARTICLE II

ELIGIBILITY AND PARTICIPATION

2.01 ELIGIBILITY. Each Eligible Employee becomes a Participant in the Plan in accordance with the eligibility conditions the Employer elects in its Adoption Agreement. The Employer may elect different age and service conditions for different Contribution Types under the Plan.

(A) Maximum Age and Years of Service. For purposes of an Eligible Employee’s participation in the Plan, the Plan may not impose an age condition exceeding age 21 and may not require completion of more than one Year of Service, except under Section 2.02(E) or (G).

(B) New Plan. Any Eligible Employee who has satisfied the Plan’s eligibility conditions and who has reached his/her Entry Date as of the Effective Date is eligible to participate as of the Effective Date, assuming the Employer continues to employ the Employee on that date. Any other Eligible Employee becomes eligible to participate: (1) upon satisfaction of the eligibility conditions and reaching his/her Entry Date; or (2) upon reaching his/her Entry Date if such Employee had already satisfied the eligibility conditions prior to the Effective Date.

(C) Restated Plan. If this Plan is a Restated Plan, each Employee who was a Participant in the Plan on the day before the restated Effective Date continues as a Participant in the Restated Plan, irrespective of whether he/she satisfies the eligibility conditions of the Restated Plan, unless the Employer provides otherwise in its Adoption Agreement.

(D) Prevailing Wage Contribution. If the Employer makes Prevailing Wage Contributions to the Plan, no minimum age or service conditions apply to an Eligible Employee’s eligibility to receive Prevailing Wage Contributions under the Plan. The Employer’s Adoption Agreement elections imposing age and service eligibility conditions apply to such an Employee as to non-Prevailing Wage Contributions under the Plan.

(E) Special Eligibility Effective Date (Dual Eligibility). The Employer in its Adoption Agreement may elect to provide a special Effective Date for the Plan’s eligibility conditions, with the effect that such conditions may apply only to Employees who are employed by the Employer after a specified date.

2.02 APPLICATION OF SERVICE CONDITIONS. The Plan Administrator will apply this Section 2.02 in administering the Plan’s eligibility service condition(s), if any.

(A) Definition of Year of Service. A Year of Service for purposes of an Employee’s participation in the Plan, means the applicable Eligibility Computation Period under Section 2.02(C), during which the Employee completes 1,000 Hours of Service (or such other number, not exceeding 1,000, as the Employer specifies in its Adoption Agreement) without regard to whether the Employer continues to employ the Employee during the entire Eligibility Computation Period.

(B) Counting Years of Service. For purposes of an Employee’s participation in the Plan, the Plan counts all of an Employee’s Years of Service, except as provided in Section

2.03.

(C) Initial and Subsequent Eligibility Computation Periods. If the Plan requires one Year of Service for eligibility and an Employee does not complete one Year of Service during the Initial Eligibility Computation Period, the Plan measures Subsequent Eligibility Computation Periods on the basis of the Plan Year, unless the Employer elects otherwise in its Adoption Agreement. If the Plan measures Subsequent Eligibility Computation Periods on a Plan Year basis, an Employee who receives credit for the required number of Hours of Service during the Initial Eligibility Computation Period and also during the first applicable Plan Year receives credit for two Years of Service under Article II.

(1) Definition of Eligibility Computation Period. An Eligibility Computation Period is a 12-consecutive month period.

(2) Definition of Initial Eligibility Computation Period. The Initial Eligibility Computation Period is the Employee’s Anniversary Year which begins on the Employee’s Employment Commencement Date.

(3) Definition of Anniversary Year. An Employee’s Anniversary Year is the 12-consecutive month period beginning on the Employee’s Employment Commencement Date or beginning on anniversaries thereof.

(4) Definitions of Employment Commencement Date/Re-Employment Commencement Date. An Employee’s Employment Commencement Date is the date on which the Employee first performs an Hour of Service for the Employer. An Employee’s Re-Employment Commencement Date is the date on which the Employee first performs an Hour of Service for the Employer after the Employer re-employs the Employee.

(5) Definition of Subsequent Eligibility Computation Period. A Subsequent Eligibility Computation Period is any Plan Year beginning after the Initial Eligibility Computation Period, unless the Employer elects otherwise in its Adoption Agreement.

(D) Entry Date. The Employer in its Adoption Agreement elects the Entry Date(s) and elects whether such Entry Date(s) are retroactive, coincident with or next following an Employee’s satisfaction of the Plan’s eligibility conditions. The Employer may elect to apply different Entry Dates to different Contribution Types.

(1) Definition of Entry Date. See Section 1.26.

(2) Maximum delay in participation. An Entry Date may not result in an Eligible Employee who has satisfied the Plan’s eligibility conditions being held out of Plan participation longer than six months, or if earlier, the first day of the next Plan Year, following completion of the Code §410(a) maximum eligibility requirements.

(3) Prevailing Wage Contributions. If the Employer makes Prevailing Wage Contributions to the Plan, an Eligible Employee’s Entry Date with regard to such contributions is the Employee’s Employment Commencement Date. The Employer’s Adoption Agreement elections regarding Entry Dates apply to such an Employee as to non-Prevailing Wage Contributions under the Plan.

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Defined Contribution Pre-Approved Plan

(E) Alternative Service Conditions. The Employer in its Adoption Agreement may elect to impose for eligibility a condition of less than one Year of Service or of more than one Year of Service, but not exceeding two Years of Service. If the Employer elects an alternative Service condition to one Year of Service or two Years of Service, the Employer must elect in its Adoption Agreement the Hour of Service and other requirement(s), if any, after the Employee completes one Hour of Service. Under any alternative Service condition election, the Plan may not require an Employee to complete more than one Year of Service (1,000 Hours of Service in 12-consecutive months) or two Years of Service if applicable.

(1) Vesting requirement. If the Employer elects to impose more than a one Year of Service eligibility condition, the Plan Administrator must apply 100% vesting on any Employer Contributions (and the resulting Accounts) subject to that eligibility condition.

(2) One Year of Service maximum for specified Contributions. The Plan may not require more than one Year of Service for eligibility for an Eligible Employee to make Elective Deferrals, to receive Safe Harbor Contributions or to receive SIMPLE Contributions.

(3) Months and days. The Plan Administrator may, on a uniform and consistent basis, apply Plan provisions relating to months based on a 30-day month, or may adopt other reasonable conventions as it may deem beneficial for efficient Plan administration.

(F) Equivalency or Elapsed Time. If the Employer in its Adoption Agreement elects to apply the Equivalency Method or the Elapsed Time Method in applying the Plan’s eligibility Service condition, the Plan Administrator will credit Service in accordance with Sections 1.32(C)(2) and (3).

(G) Maximum age for educational institution. If (1) this Plan is maintained exclusively for Employees of an educational organization as defined in Code §170(b)(1)(A)(ii); (2) the Plan does not require more than one Year of Service as a condition for entry; and (3) the Plan provides full vesting after no more than one Year of Service, the maximum age restriction of Section 2.01(A)(1) is applied by substituting “26” for “21.”

2.03 BREAK IN SERVICE - PARTICIPATION. The Plan Administrator will apply this Section 2.03 if any Break in Service rule applies for eligibility under the Plan. The Break in Service rules do not apply to Elective Deferrals.

(A) Definition of Break in Service. For purposes of this Article II, an Employee incurs a Break in Service if during any applicable Eligibility Computation Period he/she does not complete more than 500 Hours of Service with the Employer. The Eligibility Computation Period under this Section 2.03(A) is the same as the Eligibility Computation Period the Plan uses to measure a Year of Service under Section 2.02. On a uniform and nondiscriminatory basis, the Plan Administrator may disregard a Break in Service for an Eligibility Computation Period if the Employee is in service on the last day of that period. If the Plan applies the Elapsed Time Method of crediting Service under Section 1.32(C)(3), a Participant incurs a Break in Service if the

Participant has a Period of Severance of at least 12 consecutive months.

(B) Two Year Eligibility. If the Employer under the Adoption Agreement elects a two Years of Service eligibility condition, an Employee who incurs a one year Break in Service prior to completing two Years of Service: (1) is a new Employee on the date he/she first performs an Hour of Service for the Employer after the Break in Service; (2) the Plan disregards the Employee’s Service prior to the Break in Service; and (3) the Employee establishes a new Employment Commencement Date for purposes of the Initial Eligibility Computation Period under Section 2.02(C).

(C) One Year Hold-Out Rule-Participation. The Employer in its Adoption Agreement may elect to apply the “one year hold-out” rule under Code §410(a)(5)(C). Under this rule, a Participant will incur a suspension of participation in the Plan after incurring a one year Break in Service and the Plan disregards a Participant’s Service completed prior to a Break in Service until the Participant completes one Year of Service following the Break in Service. The Plan suspends the Participant’s participation in the Plan as of the first day of the Eligibility Computation Period following the Eligibility Computation Period in which the Participant incurs the Break in Service.

(1) Completion of one Year of Service. If a Participant completes one Year of Service following his/her Break in Service, the Plan restores the Participant’s pre-break Service and the Participant resumes active participation in the Plan retroactively to the first day of the Eligibility Computation Period in which the Participant first completes one Year of Service following his/her Break in Service.

(2) Eligibility Computation Period. The Plan Administrator measures the Initial Eligibility Computation period under this Section 2.03(C) from the date the Participant first receives credit for an Hour of Service following the one year Break in Service. The Plan Administrator measures any Subsequent Eligibility Computation Periods, if necessary, in a manner consistent with the Employer’s Eligibility Computation Period election in its Adoption Agreement, using the Re-Employment Commencement Date in determining the Anniversary Year if applicable.

(3) Application limited to separated Employees. If the Employer elects to apply the one year hold-out rule, the rule will only apply to a Participant who has incurred a Separation from Service.

(4) Application to Employee who did not enter. The Plan Administrator also will apply the one year hold-out rule, if applicable, to an Employee who satisfies the Plan’s eligibility conditions, but who incurs a Separation from Service and a one year Break in Service prior to becoming a Participant.

(5) No effect on vesting or Earnings. This Section 2.03(C) does not affect a Participant’s vesting credit under Article V and, during a suspension period, the Participant’s Account continues to share fully in Earnings under Article VII.

(6) No restoration under two year break rule. The Plan Administrator in applying this Section 2.03(C) does not restore any Service disregarded under the Break in Service rule of Section 2.03(B).

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Defined Contribution Pre-Approved Plan

(7) No application to Elective Deferrals in 401(k) Plan. If the Plan is a 401(k) Plan and the Employer in its Adoption Agreement elects to apply the Section 2.03(C) one year hold-out rule, the Plan Administrator will not apply such provisions to the Elective Deferral portion of the Plan.

(D) Rule of Parity - Participation. For purposes of Plan participation, the Plan does not apply the “rule of parity” under Code §410(a)(5)(D), unless the Employer in Appendix B elects to apply the rule of parity.

(E) USERRA. An Employee who has completed Qualified Military Service and who the Employer has rehired under USERRA, does not incur a Break in Service under the Plan by reason of the period of such Qualified Military Service.

2.04 PARTICIPATION UPON RE-EMPLOYMENT.

(A) Rehired Participant/Immediate Re-Entry. A Participant who incurs a Separation from Service will re-enter the Plan as a Participant on his/her Re-Employment Commencement Date (provided he/she is not an Excluded Employee), subject to any Break in Service rule, if applicable, under Section 2.03.

(B) Rehired Eligible Employee Who Had Satisfied Eligibility. An Eligible Employee who satisfies the Plan’s eligibility conditions, but who incurs a Separation from Service prior to becoming a Participant, subject to any Break in Service rule, if applicable, under Section 2.03, will become a Participant on the later of: (1) the Entry Date on which he/she would have entered the Plan had he/she not incurred a Separation from Service; or (2) his/her Re-Employment Commencement Date.

(C) Rehired Eligible Employee Who Had Not Satisfied Eligibility. An Eligible Employee who incurs a Separation from Service prior to satisfying the Plan’s eligibility conditions becomes a Participant in accordance with the Employer’s Adoption Agreement elections. The Plan Administrator, for purposes of applying any shift in the Eligibility Computation Period, takes into account the Employee’s prior Service and the Employee is not treated as a new hire.

2.05 CHANGE IN EMPLOYMENT STATUS. The Plan Administrator will apply this Section 2.05 if the Employer in its Adoption Agreement elected to exclude any Employees as Excluded Employees. Although the provisions of this Section describe exclusion from the Plan as a whole, the Plan Administrator will apply the principles of this Section as appropriate to an individual excluded from one or more Contribution Types, as authorized in Section 1.22(D).

(A) Participant Becomes an Excluded Employee. If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, during the period of exclusion the Excluded Employee: (i) will not share in the allocation of the applicable Employer Contributions (including a Top-Heavy Minimum Allocation under Section 10.02 if the Employee is excluded as to all Contribution Types) or Participant forfeitures, based on Compensation paid to the Excluded Employee during the period of exclusion; (ii) may not make Employee Contributions, Rollover Contributions or Designated IRA Contributions; and (iii) if the Plan is a 401(k) Plan and the

Participant is an Excluded Employee as to Elective Deferrals, may not make Elective Deferrals as to Compensation paid to the Excluded Employee during the period of exclusion.

(1) Vesting, accrual, Break in Service and Earnings. A Participant who becomes an Excluded Employee under this Section 2.05(A) continues: (a) to receive Service credit for vesting under Article V for each included vesting Year of Service; (b) to receive Service credit for applying any allocation conditions under Section 3.06 as to Employer Contributions accruing for any non-excluded period and as to Contribution Types for which the Participant is not an Excluded Employee; (c) to receive Service credit in applying the Break in Service rules; and (d) to share fully in Earnings under Article VII.

(2) Resumption of Eligible Employee status. If a Participant who becomes an Excluded Employee subsequently resumes status as an Eligible Employee, the Participant will participate in the Plan immediately upon resuming eligible status, subject to the Break in Service rules, if applicable, under Section 2.03.

(B) Excluded Employee Becomes Eligible. If an Excluded Employee who is not a Participant becomes an Eligible Employee, he/she will participate immediately in the Plan if he/she has satisfied the Plan’s eligibility conditions and would have been a Participant had he/she not been an Excluded Employee during his/her period of Service. An Excluded Employee receives Service credit for eligibility, for allocation conditions under Section 3.06 (but the Plan disregards Compensation paid while excluded) and for vesting under Article V for each included vesting Year of Service, notwithstanding the Employee’s Excluded Employee status.

2.06 PARTICIPATION OPT-OUT. The Plan Administrator may elect to permit an Eligible Employee to elect irrevocably to not participate in the Plan (to “opt-out”). The Eligible Employee prior to his/her Entry Date and prior to first becoming eligible under any plan of the Employer as described in Code §219(g)(5)(A), including terminated plans, must file an opt-out election in writing with the Plan Administrator on a form the Plan Administrator provides for this purpose. An Employee’s election not to participate, pursuant to this Section 2.06, includes his/her right to make Elective Deferrals, Employee Contributions, Rollover Contributions or Designated IRA Contributions, unless the Plan Administrator’s opt-out form permits an Eligible Employee to opt-out of specified Contribution Types prior to becoming eligible to participate in such Contribution Type. A Participant’s mere failure to make Elective Deferrals or Employee Contributions is not an opt-out under this Section 2.06.

2.07 TERMINATION OF PARTICIPATION. Once an Eligible Employee becomes a Participant, he or she will continue to be a Participant until the Plan distributes the Participant’s entire Account Balance.

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Defined Contribution Pre-Approved Plan

ARTICLE III

PLAN CONTRIBUTIONS AND FORFEITURES

3.01 CONTRIBUTION TYPES. The Employer in its Adoption Agreement will elect the Contribution Type(s) and any formulas, allocation methods, conditions and limitations applicable thereto, except where the Plan expressly reserves discretion to the Employer or to the Plan Administrator.

(A) Application of Limits. The Employer will not make a contribution for any Plan Year to the extent the contribution would exceed any Article IV limit or other Plan limit.

(B) Compensation for Allocations/Limit. The Plan Administrator will allocate all Employer Contributions and Elective Deferrals based on the definition of Compensation under Section 1.11 the Employer elects in its Adoption Agreement for a particular Contribution Type. The Plan Administrator in allocating such contributions must limit each Participant’s Compensation to the Compensation Dollar Limitation described in Section 1.11(E).

(C) Allocation Conditions. The Plan Administrator will allocate Employer Contributions only to those Participants who satisfy the Plan’s allocation conditions under Section 3.06, if any, for the Contribution Type being allocated.

(D) Top-Heavy. If the Plan is top-heavy, the Employer will satisfy the Top-Heavy Minimum Allocation requirements in accordance with Article X.

(E) Net Profit Not Required. The Employer need not have net profits to make a contribution under the Plan, unless the Employer in its Adoption Agreement specifies a fixed formula based on net profits.

(F) Form of Contribution. Subject to the consent of the Trustee to the extent provided in the Trust, the Employer may make discretionary Employer Contributions to a Profit Sharing Plan, to a 401(k) Plan or to a 401(m) Plan (excluding Elective Deferrals or Employee Contributions) in the form of unencumbered property instead of cash, provided the contribution of property is not a prohibited transaction. The Employer may not make contributions in the form of property to its Money Purchase Pension Plan.

(G) Time of Payment of Contribution. The Employer may pay to the Trust its Employer Contributions for any Plan Year in one or more installments, without interest. Unless otherwise required by applicable contract, the Employer may make an Employer Contribution to the Plan for a particular Plan Year at such time(s) as the Employer in its sole discretion determines. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Plan Administrator and to the Trustee the Plan Year for which the Employer is making the Employer Contribution. The Plan Administrator will allocate the contribution accordingly.

(H) Return of Employer Contribution. The Employer contributes to the Plan on the condition its contribution is not due to a mistake of fact and the IRS will not disallow the deduction of the Employer Contribution.

(1) Request for contribution return/timing. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer Contribution made by the Employer by mistake of fact or the amount of the Employer Contribution disallowed as a deduction under Code §404. The Trustee will not return any portion of the Employer Contribution under the provisions of this Section 3.01(H) more than one year after: (a) the Employer made the contribution by mistake of fact; or (b) the IRS’s disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

(2) Earnings. The Trustee will not increase the amount of the Employer Contribution returnable under this Section 3.01(H) for any Earnings increases attributable to the contribution, but the Trustee will decrease the Employer Contribution returnable for any Earnings losses attributable thereto.

(3) Evidence. The Trustee may require the Employer to furnish the Trustee whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned can be returned consistent with the Code and the Plan.

(I) Money Purchase Pension and Defined Benefit Plans. If the Employer’s Plan is a Money Purchase Pension Plan and the Employer also maintains a defined benefit pension plan, notwithstanding the Money Purchase Pension Contribution formula in the Employer’s Adoption Agreement, the Employer’s required contribution to its Money Purchase Pension Plan for a Plan Year is limited to the amount which the Employer may deduct under Code §404(a)(7). A money purchase plan shall not be treated as failing to provide definitely determinable benefits merely by limiting employer contributions to amounts deductible. The Plan Administrator will adjust allocations of the reduced contribution amount accordingly.

(J) Frozen Plan. The Employer in its Adoption Agreement may elect to treat the Plan as a Frozen Plan. Under a Frozen Plan, the Employer and the Participants will not make any contributions to the Plan. A Frozen Plan remains subject to all qualification and reporting requirements except as the Plan provisions (other than those relating to ongoing permitted or required contributions) continue in effect until the Employer terminates the Plan. An Eligible Employee will not become a Participant in a Frozen Plan after the date the Plan becomes a Frozen Plan.

3.02 ELECTIVE DEFERRALS. If the Plan is a 401(k) Plan and the Employer in its Adoption Agreement elects to permit Elective Deferrals, the Plan Administrator will apply the provisions of this Section 3.02. A Participant’s Elective Deferrals will be made pursuant to a Salary Reduction Agreement unless the Employer elects in its Adoption Agreement to apply the Automatic Deferral provision under Section 3.02(B) or the CODA provision under Section 3.02(C). A Participant’s Elective Deferrals may include the cash equivalent of the Participant’s unused paid time off that the Participant otherwise may elect to receive in cash under the Employer’s Paid Time Off Plan, if any, if such cash equivalent otherwise satisfies the Plan’s definition of Compensation for purposes of Elective Deferrals (including following Severance from Employment). The Plan will treat any Elective Deferrals described in the preceding sentence in the same manner as other Elective Deferrals for all purposes under the Plan. The Participant prospectively may modify or revoke a Salary Reduction Agreement, or may file a new Salary Reduction

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Agreement following a prior revocation, at least once per Plan Year or more frequently as specified in the Plan’s Salary Reduction Agreement policy.

(A) Limitations. Except as described below regarding Catch-Up Deferrals, the Employer in its Adoption Agreement (including Appendix B) must elect the Plan limitations, if any, which apply to Elective Deferrals (or separately to Pre-Tax Deferrals or to Roth Deferrals, if applicable). Such Plan limitations are in addition to those mandatory limitations imposed under Article IV. In applying any such additional Plan limitation, the Plan Administrator will take into account the Compensation for Elective Deferral purposes the Employer elects in the Adoption Agreement. The Plan Administrator in the Salary Reduction Agreement form or in a Salary Reduction Agreement policy (see Section 1.57(C)) may specify additional rules and restrictions applicable to Salary Reduction Agreements, including those applicable to a deferral of a Participant’s unused paid time off, under the Employer’s Paid Time Off Plan, if applicable. The Employer in a SIMPLE 401(k) Plan may not impose any Plan limit on Elective Deferrals except as provided under Code §408(p). See Section 3.05(C)(2) regarding limits on Elective Deferrals under a safe harbor plan. Unless otherwise provided on the Salary Reduction form or in the Salary Reduction Agreement policy, the termination of a Participant’s employment with the Employer automatically revokes the Participant’s Salary Reduction Agreement with regard to periods after the Participant is rehired.

(1) Plan Administrator discretion if no stated Plan limit. The Employer may elect a Plan limit in its Adoption Agreement, but if the Employer does not so elect, the Plan Administrator may establish or change a Plan limit on Elective Deferrals, including a limit applying only to HCEs, from time to time by providing notice to the Participants. Any such limit change made during a Plan Year applies only prospectively and applies until the Plan Administrator changes or revokes the limit.

(2) Compensation from which Deferrals may be made. Participants may not make Elective Deferrals from amounts that are not Code §415 Compensation under Section 4.05(F). In addition, a Participant may not make Elective Deferrals from amounts which are not Compensation under Section 1.11, even if 415 Compensation is more inclusive. In determining Compensation from which a Participant may make Elective Deferrals, the Compensation Dollar Limitation described in Section 1.11(E) does not apply.

(3) Expiration. The Plan Administrator in a Salary Reduction Agreement Policy may, from time to time as it determines, provide for the expiration of all or an objectively defined set of Salary Reduction Agreements (such as all Participants deferring less than the Automatic Deferral Percentage, or all Participants electing not to defer). In that event, the Plan Administrator will notify affected participants and provide them with a reasonable opportunity to make a new deferral election. The expiration may also apply to existing Automatic Deferrals, as the Plan Administrator determines. The Salary Reduction Agreement Policy may also prescribe reasonable, nondiscriminatory rules and policies to apply to rehired participants, not in conflict with the provisions of the Plan.

(B) Automatic Deferrals. The Employer in its Adoption Agreement will elect whether to apply or not apply the Automatic Deferral provisions. The Employer may elect the Automatic Deferral provisions under a Section 3.02(B)(1) (ACA), a Section 3.02(B)(2) (EACA), or a Section 3.02(B)(3) (QACA). If the QACA provisions apply, the safe harbor provisions of Section 3.05(J) and EACA provisions of Section 3.02(B)(2) also apply. The Plan Administrator will treat Automatic Deferrals as Elective Deferrals for all purposes under the Plan, including application of limitations, nondiscrimination testing and distributions. If the Employer in its Adoption Agreement has elected to permit Roth Deferrals, Automatic Deferrals are Pre-Tax Deferrals unless the Employer in Appendix B elects otherwise. Automatic Deferrals will not apply to a Participant until after the Participant has had a reasonable period of time after being informed of the automatic deferral procedure to make a Contrary Election (and, if applicable, an investment election).

(1) Automatic Contribution Arrangement (ACA). If the Employer elects in its Adoption Agreement, the Employer maintains a Plan with Automatic Deferral provisions as an Automatic Contribution Arrangement (“ACA”), effective as of the date the Employer elects in the Adoption Agreement, and the provisions of this Section 3.02(B)(1) will apply.

(a) Participants subject to ACA. The Employer in its Adoption Agreement will elect which Participants are subject to the ACA Automatic Deferral on the Effective Date thereof, including some or all current Participants and those Employees who become Participants after the ACA Effective Date.

(b) Effect of Contrary Election. Except as otherwise provided herein, a Participant who makes a Contrary Election is not thereafter subject to the Automatic Deferral or to any scheduled increases thereto, even if the Participant later revokes or modifies the Contrary Election. A Participant’s Contrary Election continues in effect until the Participant subsequently changes his/her Salary Reduction Agreement or the Contrary Election expires, as described in Section 3.02(A)(3), or otherwise. If the Contrary Election expires, the Participant is thereafter subject to the Automatic Deferral as provided in the Salary Reduction Agreement Policy.

(2) Eligible Automatic Contribution Arrangement.

(EACA). If the Employer elects in its Adoption Agreement, the Employer maintains a Plan with Automatic Deferral provisions as an Eligible Automatic Contribution Arrangement (EACA), effective as of the date the Employer elects in its Adoption Agreement and the provisions of this Section 3.02(B)(2) will apply.

(a) Participants subject to EACA. The Employer in its Adoption Agreement will elect which Participants are subject to the EACA Automatic Deferral on the Effective Date thereof which may include some or all current Participants or may be limited to those Employees who become Participants after the EACA Effective Date or another specified date.

(i) EACA Effective Date. EACA Effective Date means the date on which the EACA goes into effect, either as to the overall Plan or as to an individual Participant as the context requires. An EACA becomes effective as to the Plan as of the date the Employer elects in its Adoption Agreement. A Participant’s EACA Effective Date is as soon as practicable after

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the Participant is subject to Automatic Deferrals under the EACA, consistent with the objective of affording the Participant a reasonable period of time after receipt of the EACA notice to make a Contrary Election (and, if applicable, an investment election).

(b) Uniformity. The Automatic Deferral Percentage must be a uniform percentage of Compensation. However, the Plan does not violate the uniform Automatic Deferral Percentage merely because the Plan applies any of the following provisions:

(i) Years of participation. The Automatic Deferral Percentage varies based on the number of Plan Years (or portions of years) the Participant has participated in the Plan while the Plan has applied EACA provisions;

(ii) No reduction from prior deferral percentage. The Employer elects in the Adoption Agreement not to apply Automatic Deferrals to a Participant whose Elective Deferrals immediately prior to the EACA’s Effective Date were higher than the Automatic Deferral Percentage;

(iii) Applying statutory limits. The Plan limits the Automatic Deferral amount so as not to exceed the limits of Code §§401(a)(17), 402(g) (determined without regard to Age 50 Catch-Up Deferrals), or 415;

(iv) No deferrals during hardship suspension. The Plan does not apply the Automatic Deferral during the period of suspension, if so required, under the Plan’s hardship distribution provisions, of Participant’s right to make Elective Deferrals to the Plan following a hardship distribution; or

(v) Disaggregated groups. The Plan applies different Automatic Deferral Percentages to different groups if the groups can be disaggregated under Treas. Reg. §1.401(k)-1(b)(4).

(c) EACA notice. The Plan Administrator annually will provide a notice to each Covered Employee within a reasonable period prior to each Plan Year the Employer maintains the Plan as an EACA (“EACA Plan Year”).

(i) Deemed reasonable notice. The Plan Administrator is deemed to provide timely notice if the Plan Administrator provides the EACA notice at least 30 days and not more than 90 days prior to the beginning of the EACA Plan Year.

(ii) Mid-year notice/new Participant or Plan. If: (A) an Employee becomes eligible to make Elective Deferrals in the Plan during an EACA Plan Year but after the Plan Administrator has provided the annual EACA notice for that Plan Year; or (B) the Employer adopts mid-year a new Plan as a EACA, the Plan Administrator must provide the EACA notice no later than the date the Employee becomes eligible to make Elective Deferrals. However, if it is not practical for the Plan Administrator to provide the notice on or before the date an Employee becomes a Participant, then the notice nonetheless will be treated as provided timely if the Plan Administrator provides the notice as soon as practical after that date and the Employee is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date.

(iii) Content. The EACA notice must provide comprehensive information regarding the Participants’ rights and obligations under the Plan and must be written in a manner calculated to be understood by the average Participant.

(d) EACA permissible withdrawal. The Employer will elect in its Adoption Agreement whether a Participant who has Automatic Deferrals under the EACA may elect to withdraw all the Automatic Deferrals (and allocable earnings) under the provisions of this Section 3.02(B)(2)(d). Any distribution made pursuant to this Section will be processed in accordance with normal distribution provisions of the Plan.

(i) Amount. If a Participant elects a permissible withdrawal under this Section 3.02(B)(2)(d), then the Plan must make a distribution equal to the amount (and only the amount) of the Automatic Deferrals made under the EACA (adjusted for Earnings to the date of the distribution).The Plan may account separately for Automatic Deferrals, in which case the Plan will distribute the entire Account. If the Plan does not account separately for the Automatic Deferrals, then the Plan must determine Earnings in the same manner applied to determine Allocable Income to the refund of Excess Contributions under Section 4.11(C)(2)(a).

(ii) Fees. Notwithstanding Section 3.02(B)(2)(d)(i), the Plan Administrator may reduce the permissible distribution amount by any generally applicable fees. However, the Plan may not charge a greater fee for distribution under this Section 3.02(B)(2)(d)(ii), than applies to other distributions. The Plan Administrator may adopt a policy regarding charging such fees consistent with this paragraph.

(iii) Timing. The Participant may make an election to withdraw the Automatic Deferrals under the EACA no later than 90 days, or such shorter period as the Employer specifies in its Adoption Agreement (but not less than 30 days), after the date of the first Automatic Deferral under the EACA. For this purpose, the date of the first Automatic Deferral is the date that the Compensation subject to the Automatic Deferral otherwise would have been includible in the Participant’s gross income. For purposes of the preceding sentence, EACAs under the Plan are aggregated, except that the mandatory disaggregation rules of Code §410(b) apply. In addition, a Participant’s withdrawal right is not restricted due to the Participant making a Contrary Election during the 90-day period (or shorter period as the Employer specifies in its Adoption Agreement).

(iv) Rehired Employees. For purposes of Section 3.02(B)(2)(d)(iii), the Plan will treat an Employee who for an entire Plan Year did not have contributions made pursuant to a default election under the EACA as having not had such contributions for any prior Plan Year as well.

(v) Effective date of the actual withdrawal election. The effective date of the permissible withdrawal will be as soon as practicable, but in no event later than the earlier of: (A) the pay date of the second payroll period beginning after the Participant makes the election; or (B) the first pay date that occurs at least 30 days after the Participant makes the election. The election also will be deemed to be the Participant’s Contrary Election to have no Elective Deferrals made to the Plan. However, the Participant may subsequently make a deferral election hereunder.

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(vi) Related Matching Contributions. The Plan Administrator will not take into account any deferrals withdrawn pursuant to this Section 3.02(B)(2)(d) in computing and allocating Matching Contributions. If the Employer already has allocated Matching Contributions to the Participant’s account with respect to Elective Deferrals being withdrawn pursuant to this Section, the Plan must forfeit the Matching Contributions, as adjusted for Earnings.

(vii) Treatment of withdrawals. With regard to Elective Deferrals withdrawn pursuant to this Section 3.02(B)(2)(d): (A) the Plan Administrator will disregard such deferrals in the ADP test (if applicable) under Section 4.10(B); (B) the Plan Administrator will disregard such Deferrals for purposes of the Elective Deferral Limit under Section 4.10(A); and (C) such Deferrals are not subject to the consent requirements of Code §§401(a)(11) (see Section 6.01(A)(2)) or 417 (see Section 6.04). The Plan Administrator will disregard any Matching Contributions forfeited under Section 3.02(B)(2)(d)(vi) in the ACP test (if applicable) under Section 4.10(C).

(e) Effect of Contrary Election/Covered Employee status. A Participant’s Contrary Election continues in effect until the Participant subsequently revokes or modifies his/her Salary Reduction Agreement, or the Contrary Election expires under Section 3.02(A)(3) or otherwise. A Participant who makes a Contrary Election is not thereafter subject to the Automatic Deferral or to any scheduled increases thereto, even if the Participant later revokes the Contrary Election or the Contrary Election expires, unless the Participant is a Covered Employee.

(i) Covered Employee. A Covered Employee is a Participant who is subject to the EACA. The Employer in its Adoption Agreement will elect whether a Participant who makes a Contrary Election is a Covered Employee. A Covered Employee must receive the annual EACA notice even though the Participant’s Contrary Election remains in effect. In addition, a Covered Employee who revokes his/her Contrary Election or whose Contrary Election expires under Section 3.02(A)(3) or otherwise, is thereafter immediately subject to the EACA Automatic Deferral.

(3) Qualified Automatic Contribution Arrangement (QACA). If the Employer elects in its Adoption Agreement, the Employer maintains a Plan with Automatic Deferral provisions as a Qualified Automatic Contribution Arrangement (QACA), effective as of the date the Employer elects in it Adoption Agreement and the provisions of this Section 3.02(B)(3) and of Section 3.05(J) will apply. If this Plan is a QACA, then the Employer may elect in its Adoption Agreement to provide EACA permissible withdrawals, as described in Section 3.02(B)(2)(d).

(a) Participants subject to QACA. The Employer in its Adoption Agreement will elect which Participants are subject to the QACA Automatic Deferral on the Effective Date thereof including some or all current Participants and those Employees who become Participants after the QACA Effective Date. The Employer must elect to apply the QACA Automatic Deferral at least to those Participants as of the QACA Effective Date who do not have in effect a Salary Reduction Agreement and may also elect to apply the QACA Automatic Deferral to such Participants who have an existing Salary Reduction Agreement in effect as provided in the Adoption Agreement.

(i) QACA Effective Date. QACA Effective Date means the date on which the QACA goes into effect, either as to the overall Plan or as to an individual Participant as the context requires. A QACA becomes effective as to the Plan as of the date the Employer elects in its Adoption Agreement. A Participant’s QACA Effective Date is as soon as practical after the Participant is subject to Automatic Deferrals under the QACA, consistent with the objective of affording the Participant a reasonable period of time after receipt of the QACA notice to make a Contrary Election (and, if applicable, an investment election). However, in no event will the Automatic Deferral be effective later than the earlier of: (1) the pay date for the second payroll period that begins after the date the QACA safe harbor notice (described in Section 3.05(H)(5)) is provided to the Employee, or (2) the first pay date that occurs at least 30 days after the QACA safe harbor notice is provided to the Employee.

(b) QACA Automatic Deferral Percentage. Except as provided in Section 3.02(B)(3)(c) (relating to uniformity requirements), the Plan must apply to all Participants subject to the QACA as described in Section 3.02(B)(3)(a), a uniform Automatic Deferral Percentage, as a percentage of each Participant’s Compensation, which does not exceed 10%, and which is at least the following minimum amount:

(i) Initial period. 3% for the period that begins when the Participant first has contributions made pursuant to a default election under the QACA and ends on the last day of the following Plan Year;

(ii) Third Plan Year. 4% for the third Plan Year of the Participant’s participation in the QACA;

(iii) Fourth Plan Year. 5% for the fourth Plan Year of the Participant’s participation in the QACA; and

(iv) Fifth and later Plan Years. 6% for the fifth Plan Year of the Participant’s participation in the QACA and for each subsequent Plan Year. For purposes of this Section 3.02(B)(3)(b), the Plan will treat a Participant who for an entire Plan Year did not have Automatic Deferral contributions made under the QACA as not having made such contributions for any prior Plan Year.

(c) Uniformity. The uniformity provisions of Section 3.02(B)(2)(b) applicable to an EACA, also apply to a QACA.

(d) QACA Notice. See Section 3.05(H)(5) as to QACA notice provisions.

(e) Effect of Contrary Election and termination of Election. A Participant’s Contrary Election continues in effect until a Participant modifies or revokes the Election, or until the Election expires under Section 3.02(A)(3) or otherwise. A Participant who revokes his/her Contrary Election or whose Contrary Election expires, is thereafter immediately subject to the QACA Automatic Deferral.

(4) Automatic Contribution Definitions. The following definitions apply to all Automatic Contribution Arrangements under this Section 3.02(B):

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(a) Automatic Deferral. An Automatic Deferral is an Elective Deferral that results from the operation of Section 3.02(B)(1), Section 3.02(B)(2) or Section 3.02(B)(3). Under the Automatic Deferral, the Employer automatically will reduce by the Automatic Deferral Percentage or Amount the Compensation of each Participant subject to the Automatic Deferral, except those Participants who timely make a Contrary Election.

(b) Automatic Deferral Percentage/Increases. The Automatic Deferral Percentage is the percentage of Automatic Deferral which the Employer elects in its Adoption Agreement including any scheduled increase to the Automatic Deferral Percentage which the Employer may elect. If a Participant subject to the Automatic Deferral elected, before the Effective Date of the Automatic Deferral, to defer an amount which is less than the Automatic Deferral Percentage the Employer has elected in its Adoption Agreement, the Automatic Deferral Percentage includes only the incremental percentage amount necessary to increase the Participant’s Elective Deferral to equal the Automatic Deferral Percentage, including any scheduled increases thereto. See Section 3.02(B)(3)(b) as to the QACA required Automatic Deferral Percentage.

(c) Compensation. Compensation for purposes of determining the amount of Automatic Deferrals by applying the Automatic Deferral Percentage means Compensation for purposes of allocating Elective Deferrals under the Plan. If the QACA provisions apply, then Compensation must be nondiscriminatory Compensation as described in Section 1.11(F); provided that the Employer in its Adoption Agreement may not elect to limit NHCE Compensation to a specified dollar amount.

(d) Contrary Election. A Contrary Election is a Participant’s election made after (or in anticipation of) the ACA, EACA or QACA Effective Date not to be subject to Automatic Deferrals, including an election not to defer any Compensation or to defer an amount which is more or less than the Automatic Deferral Percentage.

(e) Contrary Election Effective Date. A Participant’s Contrary Election generally is effective as of the first payroll period which follows the payroll period in which the Participant makes the Contrary Election. However, a Participant may make a Contrary Election which is effective: (i) for the first payroll period in which he/she becomes a Participant if the Participant makes a Contrary Election within a reasonable period following the Participant’s Entry Date and before the Compensation to which the Election applies becomes currently available; (ii) for the first payroll period following the Effective Date of the Automatic Deferral, if the Participant makes a Contrary Election not later than the Effective Date of the Automatic Deferral, or (iii) for the first payroll period following the expiration of the Participant’s prior election under Section 3.02(A)(3), or otherwise.

(C) Cash or Deferred Arrangement (CODA). The Employer in its Adoption Agreement may elect to apply the CODA provisions of this Section 3.02(C).

(1) Employer Contribution. If this Section 3.02(C) applies, the Employer may announce a contribution of an amount it determines and designates as a CODA. The Employer will determine the amount of this contribution prior to contributing it to the Trust.

(2) Proportionate Share. A Participant’s proportionate share of the CODA is the percentage of the total CODA which bears the same ratio that the Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of determining each Participant’s proportionate share of the CODA, a Participant’s Compensation is his/her Compensation to date for Nonelective Contribution allocations (unless the Employer elects otherwise in its Adoption Agreement) as determined under Section 1.11, excluding any effect the proportionate share may have on the Participant’s Compensation for the Plan Year. The Plan Administrator will determine the proportionate share prior to the Employer’s actual contribution to the Trust, to provide the Participants with the opportunity to file cash elections.

(3) Participant election. In accordance with the Employer’s Adoption Agreement, a Participant’s may elect to receive all or a portion of the Participant’s proportionate share of the CODA in cash (the “elected cash amount”). The Employer will pay directly to the Participant the Participant’s elected cash amount. The Employer will contribute the balance of the CODA to the Trust. The Plan Administrator will allocate to each Participant his or her proportionate share of the CODA, less the Participant’s cash amounts, to be held and administered as an Elective Deferral.

(D) Catch-Up Deferrals. Unless the Employer otherwise elects in its Adoption Agreement, the Plan permits Catch-Up Eligible Participants to make Catch-Up Deferrals to the Plan under this Section 3.02(D).

(1) Definition of Catch-Up Eligible Participant. A Catch-Up Eligible Participant is a Participant who is eligible to make Elective Deferrals and who has attained at least age 50 or who will attain age 50 before the end of the Taxable Year in which he/she will make a Catch-Up Deferral. A Participant who dies or who incurs a Separation from Service before actually attaining age 50 in such Taxable Year is a Catch-Up Eligible Participant.

(2) Definition of Catch-Up Deferral. A Catch-Up Deferral is an Elective Deferral by a Catch-up Eligible Participant and which exceeds: (a) a Plan limit on Elective Deferrals under Section 3.02(A); (b) the Annual Additions Limit under Section 4.05(B); (c) the Elective Deferral Limit under Section 4.10(A); or (d) the ADP Limit under Section 4.10(B).

(3) Limit on Catch-Up Deferrals. A Participant’s Catch-Up Deferrals for a Taxable Year may not exceed the lesser of: (a) 100% of the Participant’s Compensation for the Taxable Year when added to the Participant’s other Elective Deferrals; or (b) the Catch-Up Deferral dollar limit in effect for the Taxable Year ($6,000 for 2018, or, for a SIMPLE 401(k). $3,000 in 2018).

(4) Adjustment after 2018. After the 2018 Taxable Year, the Secretary of the Treasury will adjust the Catch-Up Deferral dollar limit in multiples of $500 under Code §414(v)(2)(C).

(5) Treatment of Catch-Up Deferrals. Catch-Up Deferrals are not: (a) subject to the Annual Additions Limit under Section 4.05(B); (b) subject to the Elective Deferral Limit

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under Section 4.10(A); (c) included in a Participant’s ADR in calculating the Plan’s ADP under Section 4.10(B); or (d) taken into account in determining the Highest Contribution Rate under Section 10.06(E). Catch-Up Deferrals are taken into account in determining the Plan’s Top-Heavy Ratio under Section 10.06(K). Otherwise, Catch-Up Deferrals are treated as other Elective Deferrals.

(6) Universal availability. If the Employer permits Catch-Up Deferrals to its Plan, the right of all Catch-Up Eligible Participants to make Catch-Up Deferrals must satisfy the universal availability requirement of Treas. Reg. §1.414(v)-1(e). If the Employer maintains more than one applicable plan within the meaning of Treas. Reg. §1.414(v)-1(g)(1), and any of the applicable plans permit Catch-Up Deferrals, then any Catch-up Eligible Participant in any such plans must be permitted to have the same effective opportunity to make the same dollar amount of Catch-Up Deferrals. Any Plan-imposed limit on total Elective Deferrals including Catch-Up Deferrals may not be less than 75% of a Participant’s gross Compensation.

(E) Roth Deferrals. The Employer in its 401(k) Plan Adoption Agreement may elect to permit Roth Deferrals. The Employer must also elect to permit Pre-Tax Deferrals if the Employer elects to permit Roth Deferrals. The Plan Administrator will administer Roth Deferrals in accordance with this Section 3.02(E) and Section 3.02(F).

(1) Treatment of Roth Deferrals. The Plan Administrator will treat Roth Deferrals as Elective Deferrals for all purposes of the Plan, except where the Plan indicates otherwise.

(2) Separate accounting. The Plan Administrator will establish a Roth Deferral Account for each Participant who makes any Roth Deferrals and Earnings thereon in accordance with Section 7.04(A)(1). The Plan Administrator will establish a Pre-Tax Account and Earnings thereon for each Participant who makes any Pre-Tax Deferrals in accordance with Section 7.04(A)(1). The Plan Administrator will credit only Roth Deferrals and Earnings thereon (allocated on a reasonable and consistent basis) to a Participant’s Roth Deferral Account.

(F) No re-classification. An Elective Deferral contributed to the Plan either as a Pre-Tax Deferral or as a Roth Deferral may not be re-classified as the other type of Elective Deferral; provided, however that a Pre-Tax Deferral may be converted to a Roth Deferral by means of an In-Plan Roth Rollover under Section 3.08(E). However, if a Participant validly elected to make a Pre-Tax Deferral or a Roth Deferral, and the Plan Administrator or a vendor mistakenly classified it incorrectly, the Plan Administrator will re-classify the Elective Deferral, plus the earnings thereon, as the Participant had elected prior to withholding the Elective Deferral from the Participant’s Compensation.

(G) Automatic Escalation. The Employer in Election 22 of its Adoption Agreement will elect whether to apply the Automatic Escalation provisions of this Section 3.02(G) to Salary Reduction Agreements. Such provisions shall apply to affirmative deferral elections and will not apply to Participants for whom the Employer is withholding Automatic Deferrals under Section 3.02(B). In its Adoption Agreement, the Employer will specify the Participants to whom automatic escalation applies, the amount by which the Elective Deferrals will increase, and the timing of the increase which cannot be more frequently than annually.

3.03 MATCHING CONTRIBUTIONS. If the Employer elects in its Adoption Agreement to provide for Matching Contributions (or if Section 3.03(C)(2) applies), the Plan Administrator will apply the provisions of this Section 3.03.

(A) Matching Formula: Type, Rate/Amount, Limitations and Time Period. Except as provided in Section 3.03(C)(2), the Employer in its Adoption Agreement must elect the type(s) of Matching Contributions (Fixed or Discretionary Matching Contributions), and as applicable, the Matching Contribution rate(s)/amount(s), the limit(s) on Elective Deferrals or Employee Contributions subject to match, the limit(s) on the amount of Matching Contributions, and the time period the Plan Administrator will apply in the computation of any Matching Contributions. If the Employer in its Adoption Agreement elects to apply any limit on Matching Contributions based on pay periods or on any other time period which is less than the Plan Year, the Plan Administrator will determine the limits in accordance with the time period specified and will not take into account any other Compensation or Elective Deferrals not within the applicable time period, even in the case of a Participant who becomes eligible for the match mid-Plan Year and regardless of the Employer’s election as to Pre-Entry Compensation. If the Employer in its Adoption Agreement elects to use “Participating Compensation” for Matching Contributions, the Plan Administrator will, except as otherwise provided in Appendix B, take Elective Deferrals into account in computing Matching Contributions only if the Elective Deferrals were made after the Participant became eligible for the match. An Employee becomes “eligible for the match” when the Employee becomes a Participant in the Matching Contribution portion of the plan.

(1) Fixed Match. The Employer in its Adoption Agreement may elect to make a Fixed Matching Contribution to the Plan under one or more formulas.

(a) Allocation. The Employer may contribute on a Participant’s behalf under a Fixed Matching Contribution formula only to the extent that the Participant makes Elective Deferrals or Employee Contributions which are subject to the formula and if the Participant satisfies the allocation conditions for Fixed Matching Contributions, if any, the Employer elects in its Adoption Agreement.

(2) Discretionary Match. The Employer in its Adoption Agreement may elect to make a Discretionary Matching Contribution to the Plan.

(a) Allocation of Rigid Discretionary Match. To the extent the Employer makes Rigid Discretionary Match, the Plan Administrator will allocate the Rigid Discretionary Match to the Account of each Participant entitled to the match who satisfies the allocation conditions for Discretionary Matching Contributions, if any, the Employer elects in its Adoption Agreement. Subject to Section 3.03(A)(5), the Rigid Discretionary Match will be allocated to such participants as a uniform rate up to a uniform percentage of Elective Deferrals contributed. Except as the Employer otherwise elects in its Adoption Agreement, the Employer under a Discretionary Matching Contribution retains discretion over the amount of its Matching Contributions and also retains discretion over the limitations on Elective Deferrals to be matched, so long as such limitations are uniform. See Section 1.35(K).

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(b) Allocation of Flexible Discretionary Match. To the extent the Employer makes Flexible Discretionary Match, the Plan Administrator will allocate the Flexible Discretionary Match to the Account of each Participant entitled to the match under the Employer’s matching contribution formula and who satisfies the allocation conditions for Discretionary Matching Contributions, if any, the Employer elects in its Adoption Agreement. The Employer under a Flexible Discretionary Match retains discretion over the amount of its Matching Contributions, and, except as the Employer otherwise elects in its Adoption Agreement, the Employer also retains discretion over the matching contribution formula. See Section 1.35(L).

(c) Instructions and Notice. For any Plan Year beginning after the Plan Year the Employer signs its Adoption Agreement, if the Employer makes a Flexible Discretionary Match to the Plan, the Employer must provide the Plan Administrator (or Trustee, if applicable), written instructions describing (1) how the Flexible Discretionary Match Formula will be allocated to Participants (e.g., a uniform percentage of Elective Deferrals or a flat dollar amount), (2) the computation period(s) to which the Flexible Discretionary Match Formula applies, and (3) if applicable, a description of each business location or business classification subject to separate Flexible Discretionary Match Formulas. Such instructions must be provided no later than the date on which the Flexible Discretionary Match is made to the Plan. A summary of these instructions must be communicated to Participants who receive an allocation of the Flexible Discretionary Match no later than 60 days following the date on which the last Flexible Discretionary Match is made to the Plan for the Plan Year.

(d) Operational Match. The Employer, to facilitate the Plan Administrator’s correction of ACP test failures under Section 4.10(C), (or to lessen the degree of such failures), but only if the Plan is using Current Year Testing, may make Flexible Discretionary Match to the Plan (“Operational Match”), irrespective of whether the Employer in its Adoption Agreement has elected to provide for Flexible Discretionary Match. The Employer will provide to the Plan Administrator at the time of contribution written instructions for the allocation of the Operational Match. Allocation of any Operational Match will be limited to some or all NHCEs who are ACP Participants under Sections 4.11(A). The Operational Match may not be allocated in a manner to exceed the targeting limitations of Section 4.10(D). The Employer may allocate an Operational Match to any such NHCE Participants who are eligible to make (and who actually make) Elective Deferrals or Employee Contributions even if such Participants have not satisfied any eligibility conditions under Article II applicable to Matching Contributions or have not satisfied any allocation conditions under Section 3.06 applicable to Matching Contributions. Where the Plan Administrator disaggregates the Plan for coverage and for nondiscrimination testing under the “otherwise excludible employees” rule described in Section 4.06(C), the Employer also may limit the Operational Match allocation to those NHCEs in any disaggregated plan which actually is subject to ADP and ACP testing (because there are HCEs in that disaggregated plan). The Operational Match is subject to the instruction and notice provisions of Section 3.03(A)(2)(c).

(3) Roth Deferrals. Unless the Employer elects otherwise in its Adoption Agreement, the Employer’s Matching Contributions apply in the same manner to Roth Deferrals as they apply to Pre-Tax Deferrals.

(4) Contribution timing. Except as described in Section 3.05 regarding a Safe Harbor 401(k) Plan, the time period that the Employer elects for computing its Matching Contributions does not require that the Employer actually contribute the Matching Contribution at any particular time. As to Matching Contribution timing and the ACP test, see Section 4.10(C)(5)(e)(iii). To the extent the Employer makes Matching Contributions at intervals more frequent than the time period specified in the Employer’s Adoption Agreement to allocate the Matching Contribution, the Employer may need to contribute an additional amount to “true-up” the amount contribution to conform to the Adoption Agreement.

(5) Participating Employers. If any Participating Employers contribute Matching Contributions to the Plan, the Employer in its Adoption Agreement or a Participating Employer must elect: (a) whether each Participating Employer will be subject to the same or different Matching Contribution formulas than the Signatory Employer; and (b) whether the Plan Administrator will allocate Matching Contributions only to Participants directly employed by the contributing Employer or to all Participants regardless of which Employer contributes or how much any Employer contributes. The allocation of Matching Contributions under this Section 3.03(A)(5) also applies to the allocation of any forfeiture attributable to Matching Contributions and which the Plan allocates to Participants.

(6) 403(b) Plans. Matching Contributions will be calculated and allocated only with respect to Elective Deferrals (and, if applicable, Employee Contributions) to this Plan unless the Employer in Appendix B to its Adoption Agreement elects to take into account Elective Deferrals to the Employer’s 403(b) plan or plans in addition.

(B) Regular Matching Contributions. If the Employer in its Adoption Agreement elects to make Matching Contributions, such contributions are Regular Matching Contributions unless: (i) the Employer in its Adoption Agreement elects to treat some or all Matching Contributions as a Plan-Designated QMAC under Section 3.03(C)(1) or (ii) the Employer makes an Operational QMAC under Section 3.03(C)(2).

(1) Separate Account. The Plan Administrator will establish a separate Regular Matching Contribution Account for each Participant who receives an allocation of Regular Matching Contributions in accordance with Section 7.04(A)(1).

(C) QMAC. The provisions of this Section 3.03(C) apply to QMAC contributions.

(1) Plan-Designated QMAC. The Employer in its 401(k) Plan Adoption Agreement will elect whether or not to treat some or all Matching Contributions as a QMAC (“Plan-Designated QMAC”). If the Employer elects any Plan-Designated QMAC, the Employer in its Adoption Agreement will elect whether to allocate the QMAC to all Participants or only to NHCE Participants. The Plan Administrator will allocate a Plan-Designated QMAC only to those Participants who have satisfied eligibility conditions under Article II to receive

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Matching Contributions (or if applicable, to receive QMACs) and who have satisfied any allocation conditions under Section 3.06 the Employer has elected in the Adoption Agreement as applicable to QMACs.

(2) Operational QMAC. The Employer, to facilitate the Plan Administrator’s correction of ADP Test failures under Section 4.10(B), (or to lessen the degree of such failures), but only if the Plan is using Current Year Testing, also may make Flexible Discretionary Match as QMACs to the Plan (“Operational QMAC”), irrespective of whether the Employer in its Adoption Agreement has elected to provide for any Matching Contributions or Plan-Designated QMACs. Allocation of any Operational QMAC is limited to some or all NHCEs who are ADP Participants or ACP Participants under Sections 4.11(A) and (B). The Operational QMAC may not be allocated in a manner to exceed the targeting limitations of Section 4.10(D). The Employer may allocate an Operational QMAC to any such NHCE Participants who are eligible to make (and who actually make) Elective Deferrals or Employee Contributions even if such Participants have not satisfied any eligibility conditions under Article II applicable to Matching Contributions (including QMACs) or have not satisfied any allocation conditions under Section 3.06 applicable to Matching Contributions (or to QMACs). Where the Plan Administrator disaggregates the Plan for coverage and for nondiscrimination testing under the “otherwise excludible employees” rule described in Section 4.06(C), the Employer may limit the QMAC allocation to those NHCEs in any disaggregated plan which actually is subject to ADP and ACP testing (because there are HCEs in that disaggregated plan). The Operational QMAC is subject to the instruction and notice provisions of Section 3.03(A)(2)(c).

(3) Separate Account. The Plan Administrator will establish a separate QMAC Account for each Participant who receives an allocation of QMACs in accordance with Section 7.04(A)(1).

(D) Matching Catch-Up Deferrals. The Employer in its 401(k) Plan Adoption Agreement must elect whether or not to match any Catch-Up Deferrals if the Plan permits Catch-Up Deferrals. The Employer’s election to match Catch-Up Deferrals will apply to all Matching Contributions or will specify the Fixed Matching Contributions or Discretionary Matching Contributions which apply to the Catch-Up Deferrals. Regardless of the Employer’s Adoption Agreement election, in a Safe Harbor 401(k) Plan, the Plan will apply the Basic Matching Contribution or Enhanced Matching Contribution to Catch-Up Deferrals and if the Plan will satisfy the ACP test safe harbor under Section 3.05(G), the Employer will apply any Additional Matching Contribution to Catch-Up Deferrals.

(E) Targeting Limitations. Matching Contributions, for nondiscrimination testing purposes, are subject to the targeting limitations in Section 4.10(D). The Employer will not make an Operational Match or an Operational QMAC in an amount which exceeds the targeting limitations.

3.04 NONELECTIVE/EMPLOYER CONTRIBUTIONS. If the Employer elects to provide for Nonelective Contributions to a Profit Sharing Plan or 401(k) Plan (or if Section 3.04(C)(2) applies), or the Plan is a Money Purchase Pension Plan, the Plan Administrator will apply the provisions of this Section 3.04.

(A) Amount and Type. The Employer in its Adoption Agreement must elect the type and amount of Nonelective Contributions or other Employer Contributions.

(1) Discretionary Nonelective Contribution. The Employer in its Adoption Agreement may elect to make Discretionary Nonelective Contributions.

(2) Fixed Nonelective or other Employer Contributions. The Employer in its Adoption Agreement may elect to make Fixed Nonelective Contributions or Money Purchase Pension Plan Contributions. The Employer must specify the time period to which any fixed contribution formula will apply (which is deemed to be the Plan Year if the Employer does not so specify) and must elect the allocation method which may be the same as the contribution formula or may be a different allocation method under Section 3.04(B).

(a) Cash value of unused paid time off. The Employer in its Adoption Agreement may elect to make a Fixed Nonelective Contribution on behalf of each Participant who participates in the Employer’s Paid Time Off Plan. Under this provision, provided such amounts are Compensation for purposes of Nonelective Contributions (including Post-Severance Compensation as applicable), the Employer will make a Nonelective Contribution in an amount equal to the cash equivalent of each Participant’s unused paid time off, as the Employer determines such amount, at the end of the Plan Year or other period determined by the Employer on a uniform and nondiscriminatory basis. The contributions described in this Section 3.04(A)(2)(a) are Fixed Nonelective Contributions for all purposes under the Plan, including the allocation conditions described in Section 3.06(B) and (C), and the Vesting provisions described in Section 5.03.

(3) Prevailing Wage Contribution. The Employer in its Adoption Agreement may elect to make fixed Employer Contributions pursuant to a Prevailing Wage Contract. In such event, the Employer’s Prevailing Wage Contributions will be made in accordance with the Prevailing Wage Contract, based on hourly rate, employment category, employment classification and such other factors as such contract specifies. The Employer in its Adoption Agreement must elect whether to offset the Employer Contributions (which are not Prevailing Wage Contributions) to this Plan or to another Employer plan, by the amount of the Participant’s Prevailing Wage Contributions. To offset any Employer Contribution, the Prevailing Wage Contribution must comply with any distribution restriction under Section 6.01(C)(4) otherwise applicable to the Employer Contribution being offset and the Plan Administrator must account for the Prevailing Wage Contribution accordingly. See Section 5.03(E) regarding vesting of Prevailing Wage Contributions.

(4) Participating Employers. If any Participating Employers contribute Nonelective Contributions or other Employer Contributions to the Plan, the Employer in its Adoption Agreement or a Participating Employer in a Participation Agreement must elect: (a) whether the Participating Employer (or all Participating Employers) will be subject to the same or different Nonelective/Employer Contribution formulas under Section 3.04(A) and allocation methods under Section 3.04(B) than the Signatory Employer; and (b) whether, under Section 3.04(B), the Plan Administrator will allocate Nonelective/Employer Contributions only to

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Participants directly employed by the contributing Employer or to all Participants regardless of which Employer contributes or how much any Employer contributes. The allocation of Nonelective/Employer Contributions under this Section 3.04(A)(4) also applies to the allocation of any forfeiture attributable to Nonelective/Employer Contributions and which the Plan allocates to Participants.

(B) Method of Allocation. The Employer in its Adoption Agreement must specify the method of allocating Nonelective Contributions or other Employer Contributions to the Trust. For purposes of this Section 3.04(B), the phrase “Employer Contributions” means Nonelective Contributions, other than Safe Harbor Nonelective Contributions, and Money Purchase Plan Contributions. The Plan Administrator will apply this Section 3.04(B) by including in the allocation only those Participants who have satisfied the Plan’s allocation conditions under Section 3.06, if any, applicable to the contribution. The Plan Administrator, in allocating a contribution under any allocation formula which is based in whole or in part on Compensation, will take into account Compensation under Section 1.11 as the Employer elects in its Adoption Agreement and only will take into account the Compensation of the Participants entitled to an allocation. In addition, if the Employer has elected in its Adoption Agreement to define allocation Compensation over a time period which is less than a full Plan Year, the Plan Administrator will apply the allocation methods in this Section 3.04(B) based on Participant Compensation within the relevant time period.

(1) Uniform allocation formula. The Employer in its Adoption Agreement may elect a uniform allocation formula which is either a pro rata allocation formula or a flat dollar formula. Under a pro rata allocation formula, the Plan Administrator will allocate the Employer Contributions for a Plan Year in the same ratio that each Participant’s Compensation for the Plan Year (or other applicable period) bears to the total Compensation of all Participants for the Plan Year (or other applicable period). Under a flat dollar formula, the Plan Administrator will allocate the Employer Contributions in an equal amount to each Participant.

(2) Permitted disparity allocation formula. The Employer in its Adoption Agreement may elect a two-tiered or a four-tiered permitted disparity formula, providing allocations described in (a) or (b) below, respectively. The Employer also may elect a two-tiered permitted disparity formula which changes to four-tiered in any Plan Year in which the Plan is top-heavy.

(a) Two-tiered formula.

(i) Tier one. Under the first tier, the Plan Administrator will allocate the Employer Contributions for a Plan Year in the same ratio that each Participant’s Compensation plus Excess Compensation (as the Employer defines that term in its Adoption Agreement) for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this first tier, as a percentage of each Participant’s Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4%, or 4.3%) listed under Section 3.04(B)(2)(c).

(ii) Tier two. Under the second tier, the Plan Administrator will allocate any remaining Employer

Contributions for a Plan Year in the same ratio that each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

(b) Four-tiered formula.

(i) Tier one. Under the first tier, the Plan Administrator will allocate the Employer Contributions for a Plan Year in the same ratio that each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant’s Compensation. Solely for purposes of this first tier allocation, a “Participant” means, in addition to any Participant who satisfies the allocation conditions of Section 3.06 for the Plan Year, any other Participant entitled to a Top-Heavy Minimum Allocation. For purposes of both first tier and second tier allocations under this Section 3.04(B)(2)(b), Compensation and Excess Compensation refer to Compensation as determined under Section 10.06(A).

(ii) Tier two. Under the second tier, the Plan Administrator will allocate the Employer Contributions for a Plan Year in the same ratio that each Participant’s Excess Compensation (as the Employer defines that term in its Adoption Agreement) for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant’s Excess Compensation.

(iii) Tier three. Under the third tier, the Plan Administrator will allocate the Employer Contributions for a Plan Year in the same ratio that each Participant’s Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this third tier, as a percentage of each Participant’s Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4%, or 1.3%) listed under Section 3.04(B)(2)(c).

(iv) Tier four. Under the fourth tier, the Plan Administrator will allocate any remaining Employer Contributions for a Plan Year in the same ratio that each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

(c) Maximum disparity table. For purposes of the permitted disparity allocation formulas under this Section 3.04(B)(2), the applicable percentage is:

Integration level % of Taxable Wage Base	Applicable % for 2-tiered formula	Applicable % for for 4-tiered formula
100%	5.7%	2.7%
More than 80% but less than 100%	5.4%	2.4%
More than 20% (but not less than $10,001) and not more than 80%	4.3%	1.3%
20% (or $10,000, if greater) or less	5.7%	2.7%

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For this purpose, the Taxable Wage Base is the contribution and benefit base under Section 230 of the Social Security Act in effect at the beginning of the Plan Year. The integration level is the uniform amount specified in the Employer’s Adoption Agreement.

(d) Overall permitted disparity limits.

(i) Annual overall permitted disparity limit. Notwithstanding Sections 3.04(B)(2)(a) and (b), for any Plan Year the Plan benefits any Participant who benefits under another qualified plan or under a simplified employee pension plan (as defined in Code §408(k)) maintained by the Employer that provides for permitted disparity (or imputes disparity), the Plan Administrator will allocate Employer Contributions to the Account of each Participant in the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants for the Plan Year.

(ii) Cumulative permitted disparity limit. The cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. “Total cumulative permitted disparity years” means the number of years credited to the Participant for allocation or accrual purposes under the Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant’s cumulative permitted disparity limit, the Plan Administrator will treat all years ending in the same calendar year as the same year. If the Participant has not benefited under a Defined Benefit Plan or under a target benefit plan of the Employer for any year beginning after December 31, 1993, the Participant does not have a cumulative permitted disparity limit.

For purposes of this Section 3.04(B)(2)(d), a Participant “benefits” under a plan for any Plan Year during which the Participant receives, or is deemed to receive, a contribution allocation in accordance with Treas. Reg. §1.410(b)-3(a).

(e) Pro-ration of integration level. In the event that the Plan Year is less than 12 months and the Plan Administrator will allocate the Employer Contribution based on Compensation for the short Plan Year, the Plan Administrator will pro rate the integration level based on the number of months in the short Plan Year. The Plan Administrator will not pro rate the integration level in the case of: (i) a Participant who participates in the Plan for less than the entire 12 month Plan Year and whose allocation is based on Participating Compensation; (ii) a new Plan established mid-Plan Year, but with an Effective Date which is as of the beginning of the Plan Year; or (iii) a terminating Plan which bases allocations on Compensation through the effective date of the termination, but where the Plan Year continues for the balance of the full 12 month Plan Year.

(3) Classifications allocation formula. The Employer in its Adoption Agreement may elect to specify classifications of Participants to whom the Plan Administrator will allocate any Employer Contribution.

(a) Classifications. The Employer may elect to specify any number of classifications and a classification may consist of any number of Participants. The Employer also may elect to put each Participant in his/her own classification.

(b) Allocation of contribution within classifications. The Plan Administrator will apportion the Employer Contribution for a Plan Year to the classifications as the Employer designates in writing at the time that the Employer makes the contribution. If there is more than one Participant in a classification, the Plan Administrator will allocate the Employer Contribution for the Plan Year within each classification as the Employer elects in its Adoption Agreement which may be: (i) in the same ratio that each Participant’s Compensation for the Plan Year bears to the total Plan Year Compensation for all Participants within the same classification (pro rata); or (ii) the same dollar amount to each Participant within a classification.

(c) Shifting classifications within the Plan Year. If a Participant during a Plan Year shifts from one classification to another, the Plan Administrator will apportion the Participant’s allocation for each classification pro rata based on the Participant’s Compensation for the part of the Plan Year the Participant was a member of the classification, unless the Employer in Appendix B: (i) specifies apportionment based on the number of months or days a Participant spends in a classification; or (ii) elects that the Employer in a nondiscriminatory manner will direct the Plan Administrator as to which classification the Participant will participate in during that entire Plan Year.

(4) Allocation determination. Unless otherwise specified in the Adoption Agreement, the Plan Administrator will allocate Employer Contributions based on the Plan Year.

(5) Age-based allocation formula. The Employer in its Adoption Agreement may elect an age-based allocation formula. The Plan Administrator will allocate the Employer Contribution for the Plan Year in the same ratio that each Participant’s Benefit Factor for the Plan Year bears to the sum of the Benefit Factors of all Participants for the Plan Year. As such, the total employer contribution will be allocated to each Participant sharing in the allocation such that the equivalent benefit accrual rate for each such Participant is identical.

(a) Definition of Benefit Factor. A Participant’s Benefit Factor is his/her Compensation for the Plan Year multiplied by the Participant’s Actuarial Factor.

(b) Definition of Actuarial Factor. A Participant’s Actuarial Factor is the factor that the Plan Administrator establishes based on the interest rate and mortality table the Employer elects in its Adoption Agreement. If the Employer elects to use the UP-1984 table, a Participant’s Actuarial Factor is the factor in Table I of Appendix C to the Adoption Agreement or is the product of the factors in Tables I and II of Appendix C to the Adoption Agreement if the Plan’s Normal Retirement Age is not age 65. If the Employer in its Adoption Agreement elects to use a table other than the UP-1984 table, the Plan Administrator will determine a Participant’s Actuarial Factor in accordance with the designated table (which the Employer will attach to the Adoption Agreement as a substituted Appendix C) and the Adoption Agreement elected interest rate.

(6) Uniform points allocation formula. The Employer in its Adoption Agreement may elect a uniform points allocation formula. The Plan Administrator will allocate any Employer Contribution for a Plan Year in the same ratio that each Participant’s points bear to the total points of all Participants for the Plan Year. The Plan Administrator determines a Participant’s points in accordance with the Employer’s Adoption Agreement elections under which the Employer will elect to define points based on Years of Service, Compensation and/or age.

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(7) Application of fixed or Prevailing Wage Contribution formula. The Employer in its Adoption Agreement may elect to allocate Employer Contributions in accordance with the Plan’s fixed Employer Contribution formula. In such event, the Plan Administrator will allocate the Employer Contributions for a Plan Year in accordance with the Fixed Nonelective or other Employer Contribution formula or in accordance with the Prevailing Wage Contribution formula the Employer has elected under Sections 3.04(A)(2) or (3).

(C) QNEC. The provisions of this Section 3.04(C) apply to QNEC contributions other than Safe Harbor Nonelective Contributions described in Section 3.05(E)(2).

(1) Plan-Designated QNEC. The Employer in its 401(k) Plan Adoption Agreement will elect whether or not to treat some or all Nonelective Contributions as a QNEC (“Plan-Designated QNEC”). If the Employer elects any Plan-Designated QNECs, the Employer in its Adoption Agreement will elect whether to allocate a Plan-Designated QNEC to all Participants or only to NHCE Participants and the Employer in its Adoption Agreement also must elect a QNEC allocation method as follows: (a) pro rata in relation to Compensation; (b) in the same dollar amount without regard to Compensation (flat dollar); (c) under the reverse allocation method; or (d) under the classification allocation method. The Plan Administrator will allocate a QNEC under this Section 3.04(C)(1) only to those Participants who have satisfied eligibility conditions under Article II to receive Nonelective Contributions (or if applicable, to QNECs) and who have satisfied any allocation conditions under Section 3.06 the Employer has elected in the Adoption Agreement as applicable to QNECs.

(2) Operational QNEC. The Employer, to facilitate the Plan Administrator’s correction of test failures under Section 4.10 (or to lessen the degree of such failures), but only if the Plan is using Current Year Testing, also may make Discretionary Nonelective Contributions as QNECs to the Plan (“Operational QNEC”), irrespective of whether the Employer in its Adoption Agreement has elected to provide for any Nonelective Contributions or Plan-Designated QNECs. The Employer will provide to the Plan Administrator at the time of contribution written instructions for the allocation of the Operational QNEC. Allocation of any Operational QNEC will be limited to some or all NHCE Participants who are ADP Participants or ACP Participants under Sections 4.11(A) and (B). The Operational QNEC may not be allocated in a manner to exceed the targeting limitations of Section 4.10(D). The Employer must elect whether to allocate an Operational QNEC to NHCE ADP Participants under the reverse allocation method unless the Employer specifies otherwise in Appendix B of its Adoption Agreement. The Employer may allocate an Operational QNEC to a Participant even if such Participant has not satisfied any eligibility conditions under Article II applicable to Nonelective Contributions (including QNECs) or have not satisfied any allocation conditions under Section 3.06 applicable to Nonelective Contributions (or to QNECs). Where the Plan Administrator disaggregates the Plan for coverage and for nondiscrimination testing under the “otherwise excludible employees” rule described in Section 4.06(C), the Employer will limit the QNEC allocation to those NHCEs in any disaggregated

“plan” which actually is subject to ADP and ACP testing (because there are HCEs in that disaggregated plan), The Employer may designate all or any part of its Prevailing Wage Contribution as a QNEC, provided that the Prevailing Wage Contribution qualifies as a QNEC.

(3) Reverse QNEC allocation. Under the reverse QNEC allocation method, the Plan Administrator (subject to Section 3.06, if applicable) will allocate a QNEC first to the NHCE Participant(s) with the lowest Compensation for the Plan Year in an amount not exceeding the Annual Additions Limit for each Participant, with any remaining amounts allocated to the next highest paid NHCE Participant(s) not exceeding his/her Annual Additions Limit and continuing in this manner until the Plan Administrator has fully allocated the QNEC. The amount of the QNEC allocated to any Participant will not exceed the targeting limitations described in Sections 3.04(C)(5) and 4.10(D).

(4) Separate Account. The Plan Administrator will establish a separate QNEC Account for each Participant who receives an allocation of QNECs in accordance with Section 7.04(A)(1).

(5) Anti-conditioning and targeting. The Employer in its Adoption Agreement and the Plan Administrator in operation may not condition the allocation of any QNEC under this Section 3.04(C), on whether a Participant has made Elective Deferrals. The nondiscrimination testing of QNECs also is subject to the targeting limitations of Section 4.10(D). The Employer will not make an Operational QNEC in an amount which exceeds the targeting limitations.

(6) Classification allocation. Under the classification allocation method, the Plan Administrator will allocate the QNEC as described in Section 3.04(B)(3), with each Participant in his or her own classification.

(D) Qualified Replacement Plan. The Employer may establish or maintain this Plan as a qualified replacement plan as described in Code §4980 under which the Plan may receive a Transfer from a terminating qualified plan the Employer also maintains. The Plan Administrator will credit the transferred amounts to a suspense account under the Plan and thereafter the Plan Administrator will allocate the transferred amounts under this Section 3.04(D) in the same manner as the Plan Administrator allocates Employer Nonelective Contributions, at least as rapidly as ratably over the 7-plan year period beginning with the year of the Transfer.

3.05 SAFE HARBOR 401(k) CONTRIBUTIONS. The Employer in its 401(k) Plan Adoption Agreement may elect to apply to its Plan the safe harbor provisions of this Section 3.05.

(A) Prior Election and Notice/12 Month Plan Year. Except as otherwise provided in this Plan an Employer: (i) prior to beginning of the Plan Year to which the safe harbor provisions apply, must elect the safe harbor plan provisions of this Section 3.05; (ii) prior to the beginning of the Plan Year to which the safe harbor provisions apply, must satisfy the applicable notice requirements; and (iii) must apply the safe harbor provisions for the entire 12 month safe harbor Plan Year.

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(1) Short Plan Year. An Employer’s Plan may be a Safe Harbor 401(k) Plan in a short Plan Year: (a) as provided in Sections 3.05(I)(3) or (5), relating to the initial safe harbor Plan Year; (b) if the Employer creates a short Plan Year by changing its Plan Year, provided that the Employer maintains the Plan as a Safe Harbor 401(k) Plan in the Plan Years both before and after the short Plan Year as described in Treas. Reg. §1.401(k)-3(e)(3); or (c) if the short Plan Year is the result of the Employer’s termination of the Plan under Section 3.05(I)(6).

(B) Effect/Remaining Terms/Testing Status. The provisions of this Section 3.05 apply to an electing Employer notwithstanding any contrary provision of the Plan and all other remaining Plan terms continue to apply to the Employer’s Safe Harbor 401(k) Plan. An Employer which elects and operationally satisfies the safe harbor provisions of this Section 3.05 is not subject to the nondiscrimination provisions of Section 4.10(B) (ADP test). An electing Employer which provides for an Enhanced Matching Contribution under Section 3.05(E)(6) or for Additional Matching Contributions under Section 3.05(F) is subject to the nondiscrimination provisions of Section 4.10(C) (ACP test), unless the Employer elects in its Adoption Agreement to apply the ACP test safe harbor described in Section 3.05(G). If the Plan is a Safe Harbor 401(k) Plan, for purposes of testing in future (non-safe harbor) Plan Years, the Plan in the safe harbor Plan Year is deemed to be using Current Year Testing as to the ADP test and is deemed to be using Current Year Testing for the ACP test if the Plan in the safe harbor Plan Year satisfies the ACP test safe harbor. If a Safe Harbor 401(k) Plan is subject to Sections 3.05(I)(1) or (2), the Plan in such Plan Year is deemed to be using Current Year Testing for both the ADP and ACP tests. In accordance with Treas. Regs. §§1.401(k)-l(e)(7) and 1.401(m)-l(c)(2), it is impermissible for the employer to use ADP and ACP testing for a plan year (other than as provide in Sections 3.05(D) or 3.05(E)(11)) in which it is intended for the plan through its written terms to be a Safe Harbor §401(k) Plan and or to use the ACP safe harbor described in section 3.05(G), and the Employer fails to satisfy the requirements of such safe harbors for the plan year.

(C) Compensation for Allocation. In allocating Safe Harbor Contributions and Additional Matching Contributions that satisfy the ACP test safe harbor under Section 3.05(G) and for Elective Deferral allocation under this Section 3.05, the following provisions apply:

(1) Safe Harbor and Additional Matching allocation. For purposes of allocating the Employer’s Safe Harbor Contributions and ACP test safe harbor Additional Matching Contributions, if any, Compensation is limited as described in Section 1.11(E) and Employer must elect under its Adoption Agreement a nondiscriminatory definition of Compensation as described in Section 1.11(F). The Employer in its Adoption Agreement may not elect to limit NHCE Compensation to a specified dollar amount, except as required under Section 1.11(E).

(2) Deferral allocation. An Employer in its Adoption Agreement may elect to limit the type of Compensation from which a Participant may make an Elective Deferral to any reasonable definition. The Employer in its Adoption Agreement also may elect to limit the amount of a Participant’s Elective Deferrals to a whole percentage of Compensation or to a whole dollar amount, provided each Eligible NHCE Participant may make Elective Deferrals in an amount sufficient to receive the maximum Matching Contribution, if any, available under the Plan and may defer any lesser amount. However, a Participant may not make Elective Deferrals in the event that the Participant is suspended from doing so under Section 6.07(A)(2), relating to hardship distributions or to the extent that the allocation would exceed a Participant’s Annual Additions Limit in Section 4.05(B) or the maximum Deferral Limit in Section 4.10(A). If the Plan permits Roth Deferrals in addition to Pre-Tax Deferrals, Elective Deferrals for purposes of Section 3.05 includes both Roth Deferrals and Pre-Tax Deferrals.

(D) “Early” Elective Deferrals/Delay of Safe Harbor Contribution. If the Employer in its Adoption Agreement elects any age and service eligibility requirements for Elective Deferrals that are less than age 21 and one Year of Service (with one Year of Service being defined as completion of 1,000 Hours of Service during the relevant Eligibility Computation Period), the Employer in its Adoption Agreement may elect to apply the OEE rule described in Section 4.06(C) to the Safe Harbor Contributions. If the Employer so elects, then (1) only those Participants who are Includible Employees will receive the Safe Harbor Contributions, unless the Adoption Agreement provides otherwise; (2) the disaggregated plan which covers the Includible Employees is a Safe Harbor 401(k) Plan under this Section 3.05; and (3) the Plan Administrator will perform the ADP (and ACP) tests as necessary for the disaggregated plan which covers the Otherwise Excludible Employees, as provided in Section 4.06(B)(1). If the Employer in its Adoption Agreement has elected “Participating Compensation” for allocating Nonelective Contributions or Matching Contributions (as applicable), the Plan Administrator, in allocating the Safe Harbor Contribution for the Plan Year in which a Participant crosses over to the Includible Employees group, will count Compensation and Elective Deferrals only on and following the Cross-Over Date. See Section 4.06(C) for the definitions of “OEE rule,” “Includible Employees,” “Otherwise Excludible Employees,” and “Cross-Over Date.” Nothing in this Section 3.05(D) affects the obligation of the Employer under Article X in the event that the Plan is top-heavy, to provide a Top-Heavy Minimum Allocation for Non-Key Employee Participants. Under this Section 3.05(D), eligibility for Additional Matching Contributions and for Nonelective Contributions which are not Safe Harbor Nonelective Contributions is controlled by the Employer’s Adoption Agreement elections and is not necessarily limited to age 21 and one Year of Service as is the case for Safe Harbor Contributions. However, as to ACP test safe harbor treatment for Additional Matching Contributions, see Section 3.05(F)(2).

(E) Safe Harbor Contributions/ADP Test Safe Harbor. An Employer which elects under this Section 3.05(E) to apply the safe harbor provisions, must satisfy the ADP test safe harbor contribution requirement under either Code §401(k)(12) or Code §401(k)(13) by making a Safe Harbor Contribution to the Plan. Except as otherwise provided in this Section 3.05, the Employer must make its Safe Harbor Contributions (and any Additional Matching Contributions which will satisfy the ACP test safe harbor), no later than twelve months after the end of the Plan Year to which such contributions are allocated. If the Employer satisfies this Section 3.05(E) and the remaining applicable provisions of Section 3.05, Elective Deferrals are not subject to nondiscrimination testing under Section 4.10(B) (ADP test). The Employer in its Adoption Agreement may elect to apply forfeitures toward satisfaction of the Employer’s required Safe Harbor Contribution, except as otherwise provided in Section 3.07(A)(7).

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(1) Definition of Safe Harbor Contribution. A Safe Harbor Contribution is a Safe Harbor Nonelective Contribution or a Safe Harbor Matching Contribution as the Employer elects in its Adoption Agreement and includes a QACA Safe Harbor Contribution.

(2) Definition of Safe Harbor Nonelective Contribution. A Safe Harbor Nonelective Contribution is a Fixed Nonelective Contribution in an amount the Employer elects in its Adoption Agreement, which must equal at least 3% of a Participant’s Compensation. A Safe Harbor Nonelective Contribution is a QNEC, except that the Employer in its Adoption Agreement may elect to apply a QACA vesting schedule to a Safe Harbor Nonelective Contribution the Employer makes to a QACA.

(3) Definition of Safe Harbor Matching Contribution. A Safe Harbor Matching Contribution is a Basic Matching Contribution, a QACA Basic Matching Contribution, or an Enhanced Matching Contribution. Under a Safe Harbor Matching Contribution an HCE may not receive a greater rate of match at any level of Elective Deferrals than any NHCE. A Safe Harbor Matching Contribution is a QMAC, except that the Employer in its Adoption Agreement may elect to apply a QACA vesting schedule to a QACA Basic Matching Contribution or to an Enhanced Matching Contribution the Employer makes to a QACA.

(4) Definition of Basic Matching Contribution. A Basic Matching Contribution is a Fixed Matching Contribution equal to 100% of a Participant’s Elective Deferrals which do not exceed 3% of Compensation, plus 50% of Elective Deferrals which exceed 3%, but do not exceed 5% of Compensation.

(5) Definition of QACA Basic Matching Contribution. A QACA Basic Matching Contribution is a Fixed Matching Contribution equal to 100% of a Participant’s Elective Deferrals which do not exceed 1% of Compensation, plus 50% of Elective Deferrals which exceed 1%, but do not exceed 6% of Compensation.

(6) Definition of Enhanced Matching Contribution. An Enhanced Matching Contribution is a Fixed Matching Contribution made in accordance with any formula the Employer elects in its Adoption Agreement under which: (a) at any rate of Elective Deferrals, a Participant receives a Matching Contribution which is at least equal to the match the Participant would receive under the Basic Matching Contribution formula or under the QACA Basic Matching Contribution formula, as applicable; and (b) the rate of match does not increase as the rate of Elective Deferrals increases.

(7) Time period for computing/contributing Safe Harbor Matching Contribution.

(a) Computation. The Employer in its Adoption Agreement must elect the applicable time period for computing the Employer’s Safe Harbor Matching Contributions. If the Employer fails to so elect, the Employer is deemed to have elected to compute its Safe Harbor Matching Contribution based on the Plan Year. The principles of Section 3.03(A) shall apply to the determination of Matching Contributions under this Section 3.05, except to the extent otherwise provided herein.

(b) Contribution deadline. If the Employer elects to compute its Safe Harbor Matching Contribution based on a time period which is less than the Plan Year, the Employer must contribute the Safe Harbor Matching Contributions to the Plan no later than the end of the Plan Year quarter which follows the quarter in which the Elective Deferral that gave rise to the Safe Harbor Matching Contribution was made. If the Employer fails to contribute by the foregoing deadline, the Employer will correct the operational failure by contributing the Safe Harbor Matching Contribution as soon as is possible and also will contribute Earnings on the Contribution. See Section 7.08. If the time period for computing the Safe Harbor Matching Contribution is the Plan Year, the Employer must contribute the Safe Harbor Matching Contribution to the Plan no later than twelve months after the end of the Plan Year to which the Safe Harbor Contribution is allocated.

(8) No allocation conditions. The Plan Administrator must allocate the Employer’s Safe Harbor Contribution without regard to the Section 3.06 allocation conditions, if any, the Employer has elected as to non-Safe Harbor Contributions.

(9) NHCEs must receive allocation; further election of allocation group. Subject to Section 3.05(D), the Plan Administrator must allocate the Safe Harbor Contribution to NHCE Participants, which for purposes of Section 3.05 means NHCEs who are eligible to make Elective Deferrals. The Employer in its Adoption Agreement, must elect whether to allocate Safe Harbor Contributions: (a) to all Participants; (b) only to NHCE Participants; or (c) to NHCE Participants and to designated HCE Participants. The Employer in its Adoption Agreement also may elect to exclude Collective Bargaining Employees from the allocation of Safe Harbor Contributions.

(a) Discretionary HCE safe harbor allocation. If the Employer in its Adoption Agreement elects to exclude some or all HCE Participants (“excluded HCEs”) from the allocation of Safe Harbor Contributions, the employer may nonetheless make a discretionary Safe Harbor Contribution to one or more of the excluded HCEs. This Employer will specify, at the time of contribution, the excluded HCEs who are to receive the contribution and the amount to be allocated to each excluded HCE, provided that the rate of the discretionary contribution for any excluded HCE will not exceed the rate of the contribution for any NHCE Participant. This discretionary contribution will be a Safe Harbor Contribution for all purposes under this Plan. If the Safe Harbor Contribution is a Matching Contribution, see Section 3.05(G)(1) regarding the ACP Safe Harbor.

(10) 100% vesting/distribution restrictions. A Participant’s Account Balance attributable to Safe Harbor Contributions: (a) at all times is 100% Vested, unless the Employer maintains a QACA and elects in its Adoption Agreement to apply a QACA vesting schedule; and (b) is subject to the distribution restrictions described in Section 6.01(C)(4)(b). Under a QACA vesting schedule, a Participant is 100% Vested after completion of two Years of Service.

(11) Possible application of ACP test. If the Plan’s sole Matching Contribution is a Basic Matching Contribution or a QACA Basic Matching Contribution, the Basic Matching Contribution or QACA Basic Matching Contribution is not subject to nondiscrimination testing under Section 4.10(C) (ACP test). The Employer in its Adoption Agreement must elect whether to satisfy the ACP test safe harbor amount limitations

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under Section 3.05(G) with respect to the Employer’s Enhanced Matching Contributions or to test its Enhanced Matching Contributions under Section 4.10(C) (ACP test). The Employer in its Adoption Agreement may elect to test Enhanced Matching Contributions using Current Year Testing or Prior Year Testing. Employee Contributions are always subject to the ACP test, as discussed in Section 3.05(G)(3).

(12) Application to other allocations/testing. Except as the Employer otherwise elects in Appendix B and as described below as to permitted disparity, any Safe Harbor Nonelective Contributions will be applied toward (offset) any other allocation to a Participant of a non-Safe Harbor Nonelective Contribution. An Employer electing to apply the general nondiscrimination test under Section 4.06(C), may include Safe Harbor Nonelective Contributions in applying the general test. An Employer which has elected in its Adoption Agreement to apply permitted disparity in allocating the Employer’s Nonelective Contributions made in addition to Safe Harbor Nonelective Contributions may not include within the permitted disparity formula allocation any of the Employer’s Safe Harbor Nonelective Contributions.

(13) Contribution to another plan. An Employer in its Adoption Agreement may elect to make the Safe Harbor Contribution to another Defined Contribution Plan the Employer maintains provided: (a) this Plan and the other plan have the same Plan Years; (b) each Participant eligible for Safe Harbor Contributions under this Plan is eligible to participate in the other plan; and (c) the other plan provides that 100% vesting and the distribution restrictions under Section 6.01(C)(4)(b) apply to the Safe Harbor Contribution Account maintained within the other plan. An Employer cannot apply any Safe Harbor Contributions to satisfy the 401(k) safe harbor requirements in more than one plan.

(F) Additional Matching Contributions. The Employer in its Adoption Agreement may elect to make Additional Matching Contributions to its safe harbor Plan under this Section 3.05(F).

(1) Definition of Additional Matching Contributions. Additional Matching Contributions are Fixed or Discretionary Matching Contributions (“Fixed Additional Matching Contributions” or “Discretionary Additional Matching Contributions”) the Employer makes to its Safe Harbor 401(k) Plan (including a Safe Harbor 401(k) Plan the Employer elected into during the Plan Year under Section 3.05(I)(1)) and are not Safe Harbor Matching Contributions. Additional Matching Contributions are in addition to whatever type of Safe Harbor Contributions the Employer makes to satisfy the ADP test safe harbor under Section 3.05(E). If the Employer under Section 3.05(I)(1) does not elect into the safe harbor as of a Plan Year, any Matching Contributions for that Plan Year are not Additional Matching Contributions and as such cannot qualify for the ACP test safe harbor.

(2) Safe harbor or testing. The Employer in its Adoption Agreement must elect whether to subject the Additional Matching Contributions to the ACP test safe harbor requirements of Section 3.05(G), or for the Plan Administrator to test the Additional Matching Contributions (and any Safe Harbor Matching Contribution) for nondiscrimination under Section 4.10(C) (ACP test). The Employer in its Adoption Agreement may elect to test Additional Matching Contributions (and any Safe Harbor Matching Contribution) using Current

Year Testing or Prior Year Testing. See Section 3.05(I)(1)(a) with regard to ACP testing Matching Contributions in connection with the maybe notice.

(3) Eligibility, vesting, allocation conditions and distributions. The Employer must elect in its Adoption Agreement the eligibility conditions, vesting schedule, allocation conditions and distribution provisions applicable to the Employer’s Additional Matching Contributions. To satisfy the ACP test safe harbor under Section 3.05(G), any allocation conditions the Employer otherwise elects in its Adoption Agreement do not apply to Additional Matching Contributions. However, regardless of whether the Employer elects to treat the Additional Matching Contributions as being subject to the ACP test safe harbor, the Employer may elect: (a) to apply a vesting schedule to the Additional Matching Contributions; and (b) to treat the Additional Matching Contributions Account as not subject to the distribution restrictions under Section 6.01(C)(4)(b). If the Employer wishes to apply the ACP test safe harbor to Additional Matching Contributions, the Employer must not elect eligibility conditions applicable to the Additional Matching Contribution which exceed age 21 and one Year of Service and the Employer must elect eligibility conditions which are the same as it elects for the Safe Harbor Contribution.

(4) Time period for computing/contributing Additional Matching Contributions.

(a) Computation. The Employer in its Adoption Agreement must elect the applicable time period for computing the Employer’s Additional Matching Contributions. If the Employer fails to so elect, the Employer is deemed to have elected to compute its Additional Matching Contribution based on the Plan Year.

(b) Contribution deadline. This Section 3.05(F)(4)(b) applies if the Employer in its Adoption Agreement elects to apply the ACP test safe harbor under Section 3.05(G) to its Additional Matching Contributions. If the Employer elects to compute its Additional Matching Contribution based on a time period which is less than the Plan Year, the Employer must contribute the Additional Matching Contributions to the Plan no later than the end of the Plan Year quarter which follows the quarter in which the Elective Deferral that gave rise to the Additional Matching Contribution was made. If the Employer fails to contribute by the foregoing deadline, the Employer will correct the operational failure by contributing the Additional Matching Contribution as soon as is possible and will also contribute Earnings on the Contribution. See Section 7.08. If the Employer elects to apply the ACP test safe harbor and elects the Plan Year as the time period for computing the Additional Matching Contribution, the Employer must contribute the Additional Matching Contribution to the Plan no later than twelve months after the end of the Plan Year to which the Additional Matching Contribution is allocated.

(5) Allocation of Discretionary Contributions. To the extent the Employer makes Additional Matching Contributions which are Discretionary Matching Contributions, the Plan Administrator will allocate such contributions to the Account of each Participant entitled to the match, as determined under Section 3.05(F)(3). Such Discretionary Matching Contribution will be allocated to such Participants as a uniform rate up to a uniform percentage of Elective Deferrals contributed. Subject to Section 3.05(G), the Employer under a Discretionary Matching

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Contribution retains discretion over the amount of its Matching Contributions and also retains discretion over the limitations on Elective Deferrals to be matched, so long as such limitations are uniform. The foregoing principles will apply to allocation of such Discretionary Matching Contributions calculated with regard to Employee Contributions, to the extent provided in the Employer’s Adoption Agreement.

(G) ACP test safe harbor. The Employer in its Adoption Agreement will elect whether (i) to apply the amount limitations under this Section 3.05(G) in order to comply with the ACP test safe harbor as described in this Section 3.05(G); or (ii) the Plan Administrator must test all Matching Contributions under the ACP test unless the Plan’s only Matching Contribution is a Basic Matching Contribution or a QACA Basic Matching Contribution. If the Employer elects to test, the Employer also will elect whether to perform the ACP test using Current Year or Prior Year Testing.

(1) Amount limitations. Under the ACP test safe harbor: (a) the Employer may not make Matching Contributions as to a Participant’s Elective Deferrals which exceed 6% of the Participant’s Plan Year Compensation; (b) the amount of any Discretionary Additional Matching Contribution allocated to any Participant may not exceed 4% of the Participant’s Plan Year Compensation; (c) the rate of Matching Contributions may not increase as the rate of Elective Deferrals increases; and (d) an HCE may not receive a rate of match greater than any NHCE (taking into account HCE aggregation under Section 4.10(C)(6)). For purposes of clause (b) only, any HCE Safe Harbor Matching Contribution made under Section 3.05(E)(9)(a) shall be treated as a Discretionary Additional Matching Contribution.

(2) No partial ACP test safe harbor. If the Employer’s Plan has more than one Matching Contribution formula, each Matching Contribution formula must satisfy the ACP test safe harbor or the Plan Administrator must test all of the Employer’s Matching Contributions together under Section 4.10(C) (ACP test).

(3) Employee Contributions. If the Employer in its Adoption Agreement has elected to permit Employee Contributions under the Plan: (a) any Employee Contributions do not satisfy the ACP test safe harbor and the Plan Administrator must test the Employee Contributions under Section 4.10(C) (ACP test) using Current Year Testing unless the Employer elects in its Adoption Agreement to apply Prior Year Testing; and (b) if the Employer in its Adoption Agreement elects to match the Employee Contributions, the Plan Administrator in applying the 6% amount limit in Section 3.05(G)(1) must aggregate a Participant’s Elective Deferrals and Employee Contributions which are subject to the 6% limit.

(H) Safe Harbor Notice. The Plan Administrator must provide a safe harbor notice to each Participant a reasonable period prior to each Plan Year for which the Employer in its Adoption Agreement has elected to apply the safe harbor provisions.

(1) Deemed reasonable notice. The Plan Administrator is deemed to provide timely notice if the Plan Administrator provides the safe harbor notice at least 30 days and not more than 90 days prior to the beginning of the safe harbor Plan Year.

(2) Mid-year notice/new Participant or Plan. If: (a) an Employee becomes eligible to participate in the Plan during a safe harbor Plan Year, but after the Plan Administrator has provided the annual safe harbor notice for that Plan Year; (b) the Employer adopts mid-year a new Safe Harbor 401(k) Plan; or (c) the Employer amends mid-year its existing Profit Sharing Plan to add a 401(k) feature and also elects safe harbor status, the Plan Administrator must provide the safe harbor notice within a reasonable period (with 90 days being deemed reasonable) prior to and no later than the Employee’s Entry Date. However, if it is not practicable for the Plan Administrator to provide the notice on or before the date an Employee becomes a Participant, then the Plan nonetheless will treat the notice as provided timely if the Plan Administrator provides the notice as soon as practicable after that date and the Participant is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date.

(3) Content. The safe harbor notice must provide comprehensive information regarding the Participants’ rights and obligations under the Plan and must be written in a manner calculated to be understood by the average Participant. The Plan Administrator’s notice must satisfy the content requirements of Treas. Reg. §1.401(k)-3(d).

(4) Election following notice. A Participant may make or modify a Salary Reduction Agreement under the Employer’s Safe Harbor 401(k) Plan for 30 days following receipt of the safe harbor notice, or if greater, for the period the Plan Administrator specifies in the Salary Reduction Agreement.

(5) Additional QACA notice requirements. If the Plan is a QACA, in addition to the other requirements of this Section 3.05(H), the Employer must provide the initial QACA safe harbor notice sufficiently early so that a Participant has a reasonable period after receiving the notice and before the first Automatic Deferral (see Section 3.02(B)(3)(a)(i)) to make a Contrary Election and, as applicable, to make an election as to the investment of his/her Account. In addition, the notice will state: (a) the Automatic Deferral Percentage that will apply in absence of the Participant’s Contrary Election; (b) the Participant’s right under a Contrary Election to elect not to have any Automatic Deferral made on the Participant’s behalf or to elect to make Elective Deferrals in a different amount or percentage of Compensation; and (c) how the Plan will invest the Automatic Deferrals in the event that the Plan permits Participant-Directed Accounts, and the Participant does not make an investment election.

(I) Mid-Year Changes in Safe Harbor Status.

(1) Contingent (“maybe”) notice and supplemental notice-delayed election of Safe Harbor Nonelective Contributions. The Employer during any Plan Year may elect for its Plan to become a Safe Harbor 401(k) Plan under this Section 3.05(I)(1) for that Plan Year, provided: (i) the Plan is using Current Year Testing; (ii) the Employer elects to satisfy the Safe Harbor Contribution requirement using the Safe Harbor Nonelective Contribution; (iii) the Employer amends the Plan to add such Safe Harbor Contribution not later than 30 days prior to the end of the Plan Year, computed with regard to the entire Plan Year; and (iv) the Plan Administrator provides a notice (“maybe notice”) to Participants prior to the beginning of the Plan Year for which the safe harbor amendment may become effective, that the Employer later may elect to become a Safe

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Harbor 401(k) Plan for that Plan Year using the Safe Harbor Nonelective Contribution and that if the Employer does so, the Plan Administrator will provide a supplemental notice to Participants at least 30 days prior to the end of that Plan Year informing Participants of the Employer’s election to provide the Safe Harbor Nonelective Contribution for that Plan Year. The Employer elects into the safe harbor by timely giving the supplemental notice and by amending the Plan as described above and thereby elects not to be subject to the ADP test, regardless of the Employer’s Adoption Agreement Elections. Except as otherwise specified, the Participant notices described in this Section 3.05(I)(1) also must satisfy the requirements applicable to safe harbor notices under Section 3.05(H).

(a) Effect on Additional Matching Contributions. If the Employer gives a maybe notice under this Section 3.05(I)(1), and then gives the supplemental notice electing into the ADP test safe harbor for the Plan Year, any Additional Matching Contribution the Employer elects in its Adoption Agreement will be subject to the ACP test safe harbor regardless of the Employer’s Adoption Agreement Elections, unless one or more Matching Contributions, as described in the Adoption Agreement, fails to satisfy the limitations of Sections 3.05(G)(1) and (2). If the Employer does not give a supplemental notice, or any Matching Contribution fails to satisfy such limitations, any Matching Contributions are not Additional Matching Contributions in that Plan Year and the Plan Administrator will test all such Matching Contributions under Section 4.10(C) (ACP test) using Current Year Testing.

(2) Exiting Safe Harbor Contributions. The Employer may amend its Safe Harbor 401(k) Plan during a Plan Year to reduce or eliminate prospectively, any or all Safe Harbor Matching Contributions or Additional Matching Contributions, or Safe Harbor Nonelective Contributions, provided: (a) the Plan Administrator provides a notice to the Participants which explains the effect of the amendment, specifies the amendment’s Effective Date and informs Participants they will have a reasonable opportunity to modify their Salary Reduction Agreements, and if applicable, Employee Contributions; (b) Participants have a reasonable opportunity and period prior to the Effective Date of the amendment to modify their Salary Reduction Agreements, and if applicable, Employee Contributions; (c) the amendment is not effective earlier than the later of: (i) 30 days after the Plan Administrator gives notice of the amendment; or (ii) the date the Employer adopts the amendment and (d) the employer otherwise complies with Treas. Reg. 1.401(k)-3(g) and, if applicable, Treas. Reg. §1.401(m)-3(h). An Employer which amends its Safe Harbor 401(k) Plan to eliminate or reduce any Matching Contribution or the Nonelective Contribution under this Section 3.05(I)(2), effective during the Plan Year, must continue to apply all of the safe harbor requirements of this Section 3.05 until the amendment becomes effective and also must apply for the entire Plan Year, using Current Year Testing, the nondiscrimination test under Section 4.10(B) (ADP test) and the nondiscrimination test under Section 4.10(C) (ACP test). However, any Employer which eliminates only an Additional Matching Contribution does not need to test under the ADP test provided that the Plan still satisfies the ADP test safe harbor.

(3) Amendment of non-401(k) Plan into safe harbor status. An Employer maintaining a Profit Sharing Plan or pre-ERISA Money Purchase Pension Plan, during a Plan Year, may amend prospectively its Plan to become a Safe Harbor

401(k) Plan provided: (a) the Employer’s Plan is not a Successor Plan; (b) the Participants may make Elective Deferrals for at least 3 months during the Plan Year; (c) the Plan Administrator provides the safe harbor notice described in Section 3.05(H) a reasonable time prior to and not later than the Effective Date of the 401(k) arrangement; and (d) the Plan commencing on the Effective Date of the amendment (or such earlier date as the Employer will specify in its Adoption Agreement), satisfies all of the safe harbor requirements of this Section 3.05.

(4) Permitted Plan Amendments. Effective for mid-year changes adopted after January 28, 2016, the Employer may amend its Safe Harbor 401(k) Plan effective on a date other than the first day of the Plan Year, or with a retroactive effective date, so long as the amendment complies with Notice 2016-16 and other IRS Guidance. Prior to January 29, 2016, the Employer may amend its Safe Harbor 401(k) Plan to: (a) permit Participants to make Roth Deferrals, as defined in Section 1.21(B), and subject to Section 3.02(E), Section 3.02(F) and other Plan provisions as applicable; or (b) to add a Beneficiary hardship distribution provision under Section 6.07(H).

(5) New Plan/new Employer. An Employer (including a new Employer) may establish a new Safe Harbor 401(k) Plan which is not a Successor Plan, provided; (a) the Plan Year is at least 3 months long; (b) the Plan Administrator provides the safe harbor notice described in Section 3.05(H) a reasonable time prior to and not later than the Effective Date of the Plan; and (c) the Plan commencing on the Effective Date of the Plan satisfies all of the safe harbor requirements of this Section 3.05. If the Employer is new, the Plan Year may be less than 3 months provided the Plan is in effect as soon after the Employer is established as it is administratively feasible for the Employer to establish the Plan.

(6) Plan termination. An Employer may terminate its Safe Harbor 401(k) Plan mid-Plan Year in accordance with Article XI and this Section 3.05(I)(6).

(a) Acquisition/disposition or substantial business hardship. If the Employer terminates its Safe Harbor 401(k) Plan resulting in a short Plan Year, and the termination is on account of an acquisition or disposition transaction described in Code §410(b)(6)(C), or if termination is on account the Employer’s substantial business hardship, within the meaning of Code §412(c), the Plan remains a Safe Harbor 401(k) Plan for the short Plan Year provided that the Employer satisfies this Section 3.05 through the Effective Date of the Plan termination.

(b) Other termination. If the Employer terminates its Safe Harbor 401(k) Plan for any reason other than as described in Section 3.05(I)(6)(a), and the termination results in a short Plan Year, the Employer must conduct the termination under the provisions of Section 3.05(I)(2), except that the Employer need not provide Participants with the right to change their Salary Reduction Agreements.

(J) Qualified Automatic Contribution Arrangement (QACA). If the Employer under Section 3.02(B)(3) elects in its Adoption Agreement to apply the QACA provisions, this Section 3.05(J) also applies. Except as modified in this Section 3.05(J), the safe harbor provisions of this Section 3.05 apply to the QACA.

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(1) QACA Safe Harbor Contributions. The Employer will provide Safe Harbor Contributions as specified in its Adoption Agreement to the Participants specified in the Adoption Agreement. Compensation for purposes of allocating QACA Safe Harbor Contributions means as described in Section 3.05(C)(1).

(2) Vesting and Distributions. A Participant’s Account Balance attributable to QACA Safe Harbor Contributions is subject to: (a) vesting as the Employer elects in its Adoption Agreement; and (b) the distribution restrictions under Section 6.01(C)(4)(b) that apply to Safe Harbor Contributions.

3.06 ALLOCATION CONDITIONS. The Employer in its Adoption Agreement will elect the allocation conditions, if any, which the Plan Administrator will apply in allocating Employer Contributions (except for those contributions described below) and in allocating forfeitures allocated as an Employer Contribution under the Plan.

(A) Contributions Not Subject to Allocation Conditions. The Employer may not elect to impose any allocation conditions on: (1) Elective Deferrals; (2) Safe Harbor Contributions; (3) Additional Matching Contributions to which the Employer elects to apply the ACP test safe harbor; (4) Employee Contributions; (5) Rollover Contributions; (6) Designated IRA Contributions; (7) SIMPLE Contributions; or (8) Prevailing Wage Contributions. The Plan Administrator also may elect under Sections 3.03(A)(2)(b), 3.03(C)(2), and 3.04(C)(2), not to apply to any Operational QMAC or Operational QNEC any allocation conditions otherwise applicable to Matching Contributions (including QMACs) or to Nonelective Contributions (including QNECs).

(B) Conditions. The Employer in its Adoption Agreement may elect to impose allocation conditions based on Hours of Service or employment at a specified time (or both), in accordance with this Section 3.06(B). The Employer may elect to impose different allocation conditions to different Employer Contribution Types under the Plan. A Participant does not accrue an Employer Contribution or forfeiture allocated as an Employer Contribution with respect to a Plan Year or other applicable period, until the Participant satisfies the allocation conditions for that Employer Contribution Type.

(1) Hours of Service requirement. Except as required to satisfy the Top-Heavy Minimum Allocation, the Plan Administrator will not allocate any portion of an Employer Contribution for a Plan Year to any Participant’s Account if the Participant does not complete the applicable minimum Hours of Service (or consecutive calendar days of employment under the Elapsed Time Method) requirement the Employer specifies in its Adoption Agreement for the relevant period.

(a) 1,000 HOS in Plan Year/other HOS requirement. The Employer in its Adoption Agreement may elect to require a Participant to complete: (i) 1,000 Hours of Service during the Plan Year (or to be employed for at least 182 consecutive calendar days under the Elapsed Time Method); (ii) a specified number of Hours of Service during the Plan Year which is less than 1,000 Hours of Service; or (iii) a specified number of Hours of Service within the time period the Employer elects in its Adoption Agreement, but not exceeding 1,000 Hours of Service in a Plan Year.

(b) 501 HOS/terminees. The Employer in its Adoption Agreement may elect to require a Participant to complete during a Plan Year 501 Hours of Service (or to be employed for at least 91 consecutive calendar days under the Elapsed Time Method) to share in the allocation of Employer Contributions for that Plan Year where the Participant is not employed by the Employer on the last day of that Plan Year, including the Plan Year in which the Employer terminates the Plan.

(c) Short Plan Year or allocation period. This Section 3.06(B)(1)(c) applies to any Plan Year or to any other allocation time period under the Adoption Agreement which is less than 12 months, where in either case, the Employer creates a short allocation period on account of a Plan amendment, the termination of the Plan or the adoption of the Plan with an initial short Plan Year. In the case of any short allocation period, the Plan Administrator will prorate any Hour of Service requirement based on the number of days in the short allocation period divided by the number of days in the normal allocation period, using 365 days in the case of Plan Year allocation period. The Employer in Appendix B may elect not to pro-rate Hours of Service in any short allocation period or to apply a monthly pro-ration method.

(2) Last day requirement. The Employer in its Adoption Agreement may elect to require a Participant to be employed by the Employer on the last day of the Plan Year or other specified period or on a specified date. If the Plan is a Money Purchase Pension Plan, the Plan expressly conditions Employer Contribution allocations on a Participant’s employment with the Employer on the last day of the Plan Year for the Plan Year in which the Employer terminates or freezes the Plan, even if the Employer in its Adoption Agreement did not elect the “last day of the Plan Year” allocation condition.

(C) Time Period. The Employer in its Adoption Agreement will elect the time period to which the Plan Administrator will apply any allocation condition. The Employer may elect to apply the same time period to all Contribution Types or to elect a different time period based on Contribution Type.

(D) Death, Disability or Retirement Age. The Employer in its Adoption Agreement will elect whether any elected allocation condition applies or is waived for a Plan Year if a Participant incurs a Separation from Service during the Plan Year on account of the Participant’s death, Disability or attainment of Normal Retirement Age or Early Retirement Age in the current Plan Year or on account of the Participant’s Disability or attainment of Normal Retirement Age or Early Retirement Age in a prior Plan Year. The Employer’s election may be based on Contribution Type or may apply to all Contribution Types.

(E) No Other Conditions. In allocating Employer Contributions under the Plan, the Plan Administrator will not apply any other allocation conditions except those the Employer elects in its Adoption Agreement or otherwise as the Plan may require.

(F) Suspension of Allocation Conditions. The Employer in its Adoption Agreement may elect to apply the suspension provisions of this Section 3.06(F). If: (i) Section 3.06(F) applies; (ii) the Plan (or any component part of the Plan) in any Plan Year must perform coverage testing; and (iii) the Plan (or component part of the Plan) fails to satisfy coverage under the

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ratio percentage test under Treas. Reg. §1.410(b)-2(b)(2), the Plan suspends for that Plan Year any Plan (or component part of the Plan) allocation conditions in accordance with this Section 3.06(F). If the Plan Administrator must perform coverage testing, the Administrator will apply testing separately as required to each component part of the Plan after applying the aggregation and disaggregation rules under Treas. Reg. §§1.410(b)-6 and -7.

(1) No average benefit test; limited application. If the Employer elects to apply this Section 3.06(F), the Plan Administrator may not apply the average benefit test under Treas. Reg. §1.410(b)-2(b)(3), to determine satisfaction of coverage or to correct a coverage failure, as to the Plan or to the component part of the Plan to which this Section 3.06(F) applies, unless the Plan or component still fails coverage after application of this Section 3.06(F). The restriction in this Section 3.06(F)(1) does not apply as to application of the average benefit test in performing nondiscrimination testing. If the plan or component part would still fail the ratio percentage test for a Plan Year, notwithstanding the full application of this suspension provision (such as a coverage failure arising from Excluded Employees), then this Section 3.06(F) will not apply to the Plan or component part for that Plan Year.

(2) Methodology. If this Section 3.06(F) applies for a Plan Year, the Plan Administrator, in the manner described herein, will suspend the allocation conditions for the NHCEs who are included in the coverage test and who are Participants in the Plan (or component part of the Plan) but who are not benefiting thereunder (within the meaning of Treas. Reg. §1.410(b)-3), such that enough additional NHCEs are benefiting under the Plan (or component part of the Plan) to pass coverage under the ratio percentage test. The ordering of suspension of allocation conditions is in the following priority tiers and if more than one NHCE in any priority tier satisfies the conditions for suspension (but all are not needed to benefit to pass coverage), the Plan Administrator will apply the suspension beginning first with the NHCE(s) in that suspension tier with the lowest Compensation during the Plan Year:

(a) Last day. Those NHCE(s) employed by the Employer on the last day of the Plan Year, without regard to the number of Hours of Service in the Plan Year. If necessary to pass coverage, the Plan Administrator then will apply Section 3.06(F)(2)(b).

(b) Latest Separation. Those NHCE(s) who have the latest Separation from Service date during the Plan Year, without regard to the number of Hours of Service in the Plan Year. If necessary to pass coverage, the Plan Administrator then will apply Section 3.06(F)(2)(c).

(c) Most Hours of Service (more than 500). Those NHCE(s) with the greatest number of Hours of Service during the Plan Year but who have more than 500 Hours of Service.

(3) Appendix B. The Employer in Appendix B may elect a different order of the suspension tiers, may elect to use Hours of Service (in lieu of Compensation) as a tiebreaker within any tier or may elect additional or other suspension tiers which are objective and not subject to Employer discretion.

(4) Separate Application to Nonelective and Matching. If applicable under the Plan, the Employer in its Adoption

Agreement will elect whether to apply this Section 3.06(F): (a) to both Nonelective Contributions and to Matching Contributions if both components fail the ratio percentage test; (b) only to Nonelective Contributions if this component fails the ratio percentage test; or (c) only to Matching Contributions if this component fails the ratio percentage test.

(G) Conditions Apply to Re-Hired Employees. If a Participant incurs a Separation from Service and subsequently is re-hired and resumes participation in the same Plan Year as the Separation from Service or in any subsequent Plan Year, the allocation conditions under this Section 3.06, if any, continue to apply to the re-hired Employee/Participant in the Plan Year in which he/she is re-hired, unless the Employer elects otherwise in Appendix B.

3.07 FORFEITURE ALLOCATION. The amount of a Participant’s Account forfeited under the Plan is a Participant forfeiture. The Employer may direct the Administrator to use forfeitures to reinstate previously forfeited Account Balances of Participants, if any, in accordance with Section 5.07, or to satisfy any contribution that may be required pursuant to Section 7.07.

(A) Allocation Method. The Employer in its Adoption Agreement must specify the method or methods the Plan Administrator will apply to allocate forfeitures. If the Employer elects more than one method, unless the Employer designates a specific ordering in its Adoption Agreement, the Plan Administrator may allocate the forfeitures by applying one or more of such elected methods in any order as the Employer directs, or, in the absence of Employer direction, the Plan Administrator operationally determines, until the forfeitures are fully allocated to the applicable forfeiture allocation Plan Year. If the Adoption Agreement does not specify the method or methods, the Plan Administrator may use forfeitures to pay plan expenses, reduce any Employer Contributions, or act as additional Employer Contributions (Matching or Nonelective, if applicable).

(1) 401(k) forfeiture source. If the Plan is a 401(k) Plan, the Employer in its Adoption Agreement may elect a different allocation method based on the forfeiture source (from Nonelective Contributions or from Matching Contributions) or may elect to apply the same allocation method to all forfeitures.

(a) Attributable to Matching. A Participant’s forfeiture is attributable to Matching Contributions if the forfeiture is: (i) from the non-Vested portion of a Matching Contribution Account forfeited in accordance with Section 5.07 or, if applicable, Section 7.07; (ii) a non-Vested Excess Aggregate Contribution (including Allocable Income) forfeited in correcting for nondiscrimination failures under Section 4.10(C); or (iii) an Associated Matching Contribution.

(b) Definition of Associated Matching Contribution. An Associated Matching Contribution includes any Vested or non-Vested Matching Contribution (including Allocable Income) made as to Elective Deferrals or Employee Contributions the Plan Administrator distributes under Section 4.02(E) (Excess Amount), Section 4.10(A) (Excess Deferrals), Section 4.10(B) (ADP test), Section 4.10(C) (ACP test) or Section 7.08 relating to Plan correction.

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(c) Forfeiture or distribution of Associated Match. An Employee forfeits an Associated Matching Contribution unless the Matching Contribution is a Vested Excess Aggregate Contribution distributed in accordance with Section 4.10(C) (ACP test). A forfeiture under this Section 3.07(A)(1)(c) occurs in the Plan Year following the Testing Year (unless the Employer in Appendix B elects that the forfeiture occurs in the Testing Year) and the forfeiture is allocated in the Plan Year described in Section 3.07(B). See Section 3.07(B)(1) as to nondiscrimination testing of allocated forfeitures. In the event of correction under Section 7.08 resulting in forfeiture of Associated Matching Contributions, the forfeiture occurs in the Plan Year of correction.

(2) Application of “reduce” option/excess forfeitures. If the Employer or Plan Administrator elects to allocate forfeitures to reduce Nonelective or Matching Contributions and the allocable forfeitures for the forfeiture allocation Plan Year described in Section 3.07(B) exceed the amount of the applicable contribution for that Plan Year to which the Plan Administrator would apply the forfeitures (or there are no applicable contributions under the Plan), the Plan Administrator will allocate the remaining forfeitures in the forfeiture allocation Plan Year. In such event, the Plan Administrator will allocate the remaining forfeitures to pay Plan expenses, as an additional Discretionary Nonelective Contribution or as a Discretionary Matching Contribution, as the Plan Administrator determines.

(3) Plan expenses. If the Employer in its Adoption Agreement elects to apply forfeitures to the payment of Plan expenses under Section 7.04(C), the Employer must elect at least one additional allocation method so that if the Plan Administrator elects to first apply the forfeitures to the payment of Plan expenses, and the forfeitures exceed the Plan’s expenses, the Plan Administrator will apply any remaining forfeitures under the additional method the Employer has elected in its Adoption Agreement. The Plan Administrator may elect not to apply forfeitures to the payment of Plan expenses which are allocated to specific Participant accounts under Section 7.04(C)(2)(b).

(4) Safe harbor-top-heavy exempt fail-safe. If the Employer has a Safe Harbor 401(k) Plan which otherwise qualifies for exemption from the top-heavy requirements of Article X, the Employer in its Adoption Agreement may elect to limit the allocation of all Plan forfeitures in such a manner as to avoid inadvertent application of the top-heavy requirements on account of a forfeiture allocation. If the Employer in its Adoption Agreement elects this “fail-safe” provision, the Plan Administrator will allocate forfeitures in the following order of priority: (a) first to reduce Safe Harbor Contributions to the extent permitted by Section 3.07(A)(7); (b) then to reduce Fixed Additional Matching Contributions if any, which satisfy the ACP test safe harbor under Section 3.05(G); and (c) then as Discretionary Additional Matching Contributions which satisfy the ACP test safe harbor (without regard to whether the Employer in its Adoption Agreement has elected Discretionary Additional Matching Contributions). Notwithstanding the ordering rule of the preceding sentence, the Plan Administrator, either before or after applying the ordering rule, or any tier thereunder, may elect to allocate any forfeitures to pay Plan expenses. If the Employer elects to allocate forfeitures under this Section 3.07(A)(4), the Plan Administrator will apply this Section 3.07(A)(4) regardless of whether the Employer in any Plan Year actually satisfies all conditions necessary for the Plan to be top-heavy exempt. The Employer in Appendix B may elect to alter the forfeiture allocation ordering rules of this Section 3.07(A)(4).

(5) No allocation to Elective Deferral Accounts. The Plan Administrator will not allocate forfeitures to any Participant’s Elective Deferral Account, including his/her Roth Deferral Account.

(6) Allocation under classifications. If the Employer in its Adoption Agreement has elected to allocate its Nonelective Contributions based on classifications of Participants, the Plan Administrator will allocate any forfeitures which under the Plan are allocated as additional Nonelective Contributions: (a) first to each classification pro rata in relation to the Employer’s Nonelective Contribution to that classification for the forfeiture allocation Plan Year described in Section 3.07(B); and (b) second, the total amount of forfeitures allocated to each classification under (a) are allocated in the same manner as are the Nonelective Contributions to be allocated to that classification.

(7) QNEC Restriction. Effective for Plan Years beginning after the adoption of the 2010 Cumulative List (Notice 2010-90) restatement, the QNEC Restriction will apply. Under the QNEC Restriction, forfeitures cannot be used as QNECs, QMACs, Elective Deferrals, or Safe Harbor Contributions (Code §401(k)(12)) other than QACA Safe Harbor Contributions (Code §401(k)(13)). However, notwithstanding the QNEC Restriction, forfeitures can be used to reduce Fixed Additional Matching Contributions which satisfy the ACP test safe harbor or as Discretionary Additional Matching Contributions. The QNEC Restriction will expire and be of no further effect for Plan Years ending after January 17, 2017, unless the Employer provides otherwise in Appendix B.

(B) Timing (forfeiture allocation Plan Year). The Plan Administrator will allocate Participant forfeitures (including the Earnings thereon) no later than the last day of the Plan Year following the Plan Year in which the forfeiture occurs. See Sections 3.07(A)(1)(c), 5.07 and 7.07 as to when a forfeiture occurs. If the Employer in its Adoption Agreement elects to apply forfeitures to the payment of Plan expenses, the Plan Administrator, consistent with this election, may apply forfeitures to pay Plan expenses which the Plan incurs in the forfeiture allocation Plan Year, but which the Plan Administrator pays within a reasonable time after the end of the forfeiture allocation Plan Year.

(1) 401(k) Plans/allocation timing and re-testing. If the Plan is a 401(k) Plan, the Employer may elect different allocation timing based on the forfeiture source (from Nonelective Contributions or from Matching Contributions) or may elect to apply the same allocation timing to all forfeitures. If the 401(k) Plan is subject to the ACP test and allocates any forfeiture as a Matching Contribution, the following re-testing rules apply. If, under the Plan, the Plan Administrator will allocate the forfeiture in the same Plan Year in which the forfeiture occurs and the Plan Administrator runs the ACP test before the forfeiture allocation occurs, the Plan Administrator will not re-run the ACP test for the forfeiture allocation Plan Year. If the Plan Administrator allocates the forfeiture in the Plan Year which follows the Plan Year in which the forfeiture occurs, the Plan Administrator will include the allocated forfeiture in the ACP test for the forfeiture allocation Plan Year.

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If the Plan allocates any forfeiture as a Nonelective Contribution, the allocation, in the forfeiture allocation Plan Year, is subject to any nondiscrimination testing which applies to Nonelective Contributions for that Plan Year.

(2) Contribution amount and timing not relevant. The forfeiture allocation timing rules in this Section 3.07(B) apply irrespective of when the Employer makes its Employer Contribution for the forfeiture allocation Plan Year, and irrespective of whether the Employer makes an Employer Contribution for that Plan Year.

(C) Administration of Account Pending/Incurring Forfeiture. The Plan Administrator will continue to hold the undistributed, non-Vested portion of the Account of a Participant who has incurred a Separation from Service solely for his/her benefit until a forfeiture occurs at the time specified in Section 5.07 or if applicable, until the time specified in Section 7.07.

(D) Participant Does Not Share in Own Forfeiture. A Participant will not share in the allocation of a forfeiture of any portion of his/her Account, even if the Participant otherwise is entitled to an allocation of Employer Contributions and forfeitures in the forfeiture allocation Plan Year described in Section 3.07(B). If the forfeiting Participant is entitled to an allocation of Employer Contributions and forfeitures in the forfeiture allocation Plan Year, the Plan Administrator only will allocate to the Participant a share of the allocable forfeitures attributable to other forfeiting Participants.

(E) Plan Merger. In the event that the Employer merges another plan into this Plan, and does not fully vest upon merger the participant accounts in the merging plan, the Plan Administrator will allocate any post-merger forfeitures attributable to the merging plan in accordance with the Employer’s elections in its Adoption Agreement. The Employer may elect to limit any such forfeiture allocation only to those Participants who were also participants in the merged plan, but in the absence of such an election, all Participants who have satisfied any applicable allocation conditions under Section 3.06 will share in the forfeiture allocation.

3.08 ROLLOVER CONTRIBUTIONS. The Plan Administrator will apply this Section 3.08 in administering Rollover Contributions to the Plan, if any.

(A) Policy Regarding Rollover Acceptance. The Plan Administrator, operationally (except as to In-Plan Roth Rollover Contributions under Section 3.08(E)) and on a nondiscriminatory basis, may elect to permit or not to permit Rollover Contributions to this Plan (even if the Plan is a Frozen Plan)or may elect to limit an Eligible Employee’s right or a Participant’s right to make a Rollover Contribution. The Plan Administrator also may adopt, amend or terminate any policy regarding the Plan’s acceptance of Rollover Contributions. If the Employer in its Adoption Agreement elects to permit In-Plan Roth Rollover Contributions, the Plan Administrator will administer In-Plan Roth Rollover Contributions in accordance with Section 3.08(E) and the Employer’s Adoption Agreement elections.

(1) Rollover documentation. If the Plan Administrator permits Rollover Contributions, any Participant (or as applicable, any Eligible Employee), with the Plan

Administrator’s written consent and after filing with the Plan Administrator the form prescribed by the Plan Administrator, may make a Rollover Contribution to the Trust. Before accepting a Rollover Contribution, the Plan Administrator may require a Participant (or Eligible Employee) to furnish satisfactory evidence the proposed transfer is in fact a “rollover contribution” which the Code permits an employee to make to a qualified plan.

(2) Declination/related expense. The Plan Administrator, in its sole discretion in a nondiscriminatory manner, may decline to accept a Rollover Contribution of property which could: (a) generate unrelated business taxable income; (b) create difficulty or undue expense in storage, safekeeping or valuation; (c) increase the cost or difficulty of annual report filings; or (d) create other practical problems for the Plan or Trust. The Plan Administrator also may accept the Rollover Contribution on condition that the Participant’s or Employee’s Account is charged with all expenses associated therewith.

(B) Limited Testing. A Rollover Contribution is not an Annual Addition under Section 4.05(A) and is not subject to nondiscrimination testing except as a “right or feature” within the meaning of Treas. Reg. §1.401(a)(4)-4.

(C) Pre-Participation Rollovers. If an Eligible Employee makes a Rollover Contribution to the Trust prior to satisfying the Plan’s eligibility conditions or prior to reaching his/her Entry Date, the Plan Administrator and Trustee must treat the Employee as a limited Participant (as described in Rev. Rul. 96-48). A limited Participant does not share in the Plan’s allocation of Employer Contributions nor Participant forfeitures and may not make Elective Deferrals if the Plan is a 401(k) Plan, until he/she actually becomes a Participant in the Plan. If a limited Participant has a Separation from Service prior to becoming a Participant in the Plan, the Trustee will distribute his/her Rollover Contributions Account to him/her in accordance with Section 6.01(A).

(D) May Include Employee Contributions and Roth Deferrals. A Rollover Contribution may include Employee Contributions and Roth Deferrals made to another plan, as adjusted for Earnings. In the case of Employee Contributions: (1) such amounts must be directly rolled over into this Plan from another plan which is qualified under Code §401(a); and (2) the Plan must account separately for the Rollover Contribution, including the Employee Contribution and the Earnings thereon. In the case of Roth Deferrals: (1) such amounts must be directly rolled over into this Plan from another plan which is qualified under Code §401(a) or from a 403(b) plan or from a governmental 457(b) plan; (2) the Plan must account separately for the Rollover Contribution, including the Roth Deferrals and the Earnings thereon; and (3) this Plan must be a 401(k) Plan which permits Roth Deferrals.

(E) In-Plan Roth Rollover Contributions.

(1) Employer Election. The Employer in its 401(k) Adoption Agreement in which the Employer has elected to permit Roth Deferrals also will elect whether to permit an In-Plan Roth Rollover Contribution in accordance with this Section 3.08(E). If the Employer elects to permit such contributions, the Employer in its Adoption Agreement will specify the Effective Date thereof which may not be earlier than September 28, 2010 with regard to IRRs and may not be earlier than January 1, 2013 with regard to IRTs.

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(a) Parties eligible to elect. The Employer in its Adoption Agreement can limit to Employees the right to elect to make IRRs or IRTs. If the Employer does not make this election, for purposes of eligibility for an IRR, the Plan will treat a Participant’s surviving spouse Beneficiary or alternate payee spouse or alternate payee former spouse as a Participant. A non-spouse Beneficiary may not make an In-Plan Roth Rollover.

(b) Distribution from partially Vested account. In-Plan Roth Rollovers are permitted only from Vested amounts allocated to a qualifying source but may be made from partially Vested Accounts unless the Employer elects otherwise in its Adoption Agreement. If a distribution is made to a Participant who has not incurred a Severance from Employment and who is not fully Vested in the Participant’s Account from which the In-Plan Roth Rollover Contribution is to be made, and the Participant may increase the Vested percentage in such Account, then at any relevant time Section 5.03(C) will apply to determine the Participant’s Vested portion of the Account.

(c) Amount limitation. The Employer in its Adoption Agreement may specify a minimum amount which will be accepted as an IRR or IRT.

(d) Policy. The Plan Administrator may adopt a policy setting for reasonable, nondiscriminatory procedures and administrative rules relating to In-Plan Roth Rollover Contributions. Such a policy can prescribe administrative forms and limit the maximum number of such rollovers a Participant may make during a Plan Year.

(2) Form and Source of Rollover.

(a) Direct Rollover. An In-Plan Roth Rollover Contribution may be made only by a Direct Rollover.

(b) Account source. A Participant may make an IRR or IRT from any account (other than a Designated Roth Account) unless the Employer otherwise elects in its Adoption Agreement.

(c) Cash or in-kind. The Plan Administrator may permit an In-Plan Roth Rollover Contribution either by converting to cash any non-cash investments prior to rolling over the Participant’s distribution election amount to the In-Plan Roth Rollover Account, or by rolling over the Participant’s current investments to the In-Plan Roth Rollover Account. A plan loan so transferred without changing the repayment schedule is not treated as a new loan. However, the Employer in its Adoption Agreement, may provide that loans cannot be rolled over in an In-Plan Roth Rollover.

(3) No Rollover or Distribution Treatment. Notwithstanding any other Plan provision, an In-Plan Roth Rollover Contribution is not a Rollover Contribution for purposes of the Plan. Accordingly: (a) if the Employer in its Adoption Agreement has elected $5,000 as the Plan limit on Mandatory Distributions, the Plan Administrator will take into account amounts attributable to an In-Plan Roth Rollover Contribution, in determining if the $5,000 limit is exceeded, regardless of the Employer’s election as to whether to count Rollover Contributions for this purpose; (b) no spousal consent is required for a Participant to elect to make an In-Plan Roth Rollover Contribution; (c) Protected Benefits with respect to the amounts subject to the In-Plan Roth Rollover are preserved; and (d) mandatory 20% federal income tax withholding does not apply to the In-Plan Roth Rollover Contribution. IRTs will remain subject to any and all distribution restrictions and provisions which applied to the amounts prior to rollover.

3.09 EMPLOYEE CONTRIBUTIONS. An Employer must elect in its Adoption Agreement whether to permit Employee Contributions. If the Employer elects to permit Employee Contributions, the Employer also may specify in its Adoption Agreement any limitations which apply to Employee Contributions. If the Employer permits Employee Contributions, the Plan Administrator operationally will determine if a Participant will make Employee Contributions through payroll deduction or by other means.

(A) Testing. Employee Contributions must satisfy the nondiscrimination requirements of Section 4.10(C) (ACP test).

(B) Matching. The Employer in its Adoption Agreement must elect whether the Employer will make Matching Contributions as to any Employee Contributions and, as applicable, the matching formula. Any Matching Contribution must satisfy the nondiscrimination requirements of Section 4.10(C) (ACP test), unless the Matching Contributions satisfy the ACP test safe harbor under a Safe Harbor 401(k) Plan.

(C) Administrative provisions. The Plan Administrator may prescribe one or more forms relating to Employee Contributions and may adopt an Employee Contribution policy. The Employee Contribution form or policy may specify limits and conditions applicable to Employee Contributions, consistent with the Plan.

(1) Minimum Amount. The Plan Administrator may establish an annual minimum Employee Contribution and may change such minimum to a different amount from time to time.

(2) Termination. Any election on an Employee Contribution form shall remain in effect until a new election is filed or the election is revoked or otherwise terminates. The termination of a Participant’s employment automatically revokes the Participant’s election with regard to periods after the Participant is rehired.

3.10 SIMPLE 401(k) CONTRIBUTIONS. The Employer in its Adoption Agreement may elect to apply to its Plan the SIMPLE 401(k) provisions of this Section 3.10 if the Employer is eligible under Section 3.10(B). The provisions of this Section 3.10 apply to an electing Employer notwithstanding any contrary provision in the Plan.

(A) Plan Year. An Employer electing to apply this Section 3.10 must have a 12 month calendar year Plan Year except that in the case of an Employer adopting a new SIMPLE 401(k) Plan, the Employer must adopt the Plan no later than October 1 with a calendar year Plan Year of at least 3 months.

(B) Eligible Employer. An Employer may elect to apply this Section 3.10 if: (i) the Plan Year is the calendar year; (ii) the Employer (including Related Employers under Section 1.24(C)) has no more than 100 Employees who received Compensation of at least $5,000 in the immediately preceding calendar year; and (iii) the Employer (including Related Employers under

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Section 1.24(C)) does not maintain any other plan as described in Code §219(g)(5), to which contributions were made or under which benefits were accrued for Service by an Eligible Employee in the Plan Year to which the SIMPLE 401(k) provisions apply.

(1) Loss of eligible employer status. If an electing Employer fails for any subsequent calendar year to satisfy all of the Section 3.10(B) requirements, including where the Employer is involved in an acquisition, disposition or similar transaction under which the Employer satisfies Code §410(b)(6)(C)(i), the Employer remains eligible to maintain the SIMPLE 401(k) Plan for two additional calendar years following the last year in which the Employer satisfied the requirements.

(C) Compensation. For purposes of this Section 3.10, Compensation is limited as described in Section 1.11(E) and: (1) in the case of an Employee, means Code §3401(a) Wages but increased by the Employee’s Elective Deferrals under this Plan or any other 401(k) arrangement, SIMPLE IRA, SARSEP, 403(b) annuity or 457 plan of the Employer; and (2) in the case of a Self-Employed Individual, means Earned Income determined by disregarding contributions made to this Plan.

(D) Participant Elective Deferrals. Each Participant may enter into a Salary Reduction Agreement to make Elective Deferrals in each calendar year to the SIMPLE 401(k) Plan in accordance with this Section 3.10(D).

(1) Amount Table. A Participant’s annual Elective Deferrals may not exceed the amount as in effect under Code §408(p)(2)(E) ($12,500 in 2018) under which Treasury adjusts the limit in $500 increments.

(2) Catch-Ups. If the Employer in its Adoption Agreement elects to permit Catch-Up Deferrals, a Catch-Up Eligible Participant also may make Catch-Up Deferrals to the SIMPLE 401(k) Plan in accordance with Section 3.02(D).

(3) Election timing. A Participant may elect to make Elective Deferrals or to modify a Salary Reduction Agreement at any time in accordance with the Plan Administrator’s SIMPLE 401(k) Plan Salary Reduction Agreement form, but the form must be provided at least 60 days prior to the beginning of each SIMPLE Plan Year or at least 60 days prior to commencement of participation for the Participant to make or modify his/her Salary Reduction Agreement. A Participant also may at any time terminate prospectively his/her Salary Reduction Agreement applicable to the Employer’s SIMPLE 401(k) Plan.

(E) Employer SIMPLE 401(k) contributions. An Employer which elects to apply this Section 3.10 must make an annual SIMPLE Contribution to the Plan as described in this Section 3.10(E). The Employer operationally must elect for each SIMPLE Plan Year which type of SIMPLE Contribution the Employer will make.

(1) Definition of SIMPLE Contribution. A SIMPLE Contribution is one of the following Employer Contribution types: (a) a SIMPLE Matching Contribution equal to 100% of each Participant’s Elective Deferrals but not exceeding 3% of Plan Year Compensation or such lower percentage as the Employer may elect under Code §408(p)(2)(C)(ii)(II); or (b) a SIMPLE Nonelective Contribution equal to 2% of Plan Year

Compensation for each Participant whose Compensation is at least $5,000.

(F) SIMPLE 401(k) notice. The Plan Administrator must provide a notice to each Participant a reasonable period of time before the 60th day prior to the beginning of each SIMPLE 401(k) Plan Year, describing the Participant’s Elective Deferral rights and the Employer’s SIMPLE Contributions which the Employer will make for the Plan Year described in the notice.

(G) Application of remaining Plan provisions.

(1) Annual Additions. All contributions to the SIMPLE 401(k) Plan are Annual Additions under Section 4.05(A) and subject to the Annual Additions Limit.

(2) No allocation conditions. The Employer in its Adoption Agreement may not elect to apply any Section 3.06 allocation conditions to the Plan Administrator’s allocation of SIMPLE Contributions.

(3) No other contributions. No contributions other than those described in this Section 3.10 or Rollover Contributions described in Section 3.08 may be made to the SIMPLE 401(k) Plan.

(4) Vesting. All SIMPLE Contributions and Accounts attributable thereto are 100% Vested at all times and in the event of a conversion of a non-SIMPLE 401(k) Plan into a SIMPLE 401(k) Plan, all Account Balances in existence on the first day of the Plan Year to which the SIMPLE 401(k) provisions apply, become 100% Vested.

(5) No nondiscrimination testing. A SIMPLE 401(k) Plan is not subject to nondiscrimination testing under Section 4.10(B) (ADP test) or Section 4.10(C) (ACP test) of the Plan.

(6) No top-heavy. A SIMPLE 401(k) Plan is not subject to the top-heavy provisions of Article X.

(7) Remaining Plan terms. Except as otherwise described in this Section 3.10, if an Employer has elected in its Adoption Agreement to apply the SIMPLE 401(k) provisions of this Section 3.10, the Plan Administrator will apply the remaining Plan provisions to the Employer’s Plan.

3.11 USERRA/HEART ACT CONTRIBUTIONS.

(A) Application. This Section 3.11 applies to an Employee who: (1) has completed Qualified Military Service under USERRA; (2) the Employer has rehired under USERRA; and (3) is a Participant entitled to make-up contributions under Code §414(u). This Section 3.11 also applies to an Employee who dies or becomes disabled while performing Qualified Military Service, as provided in Sections 3.11(K) and 3.11(L) and the Employer’s Adoption Agreement elections.

(B) Employer Contributions. The Employer will make up any Employer Contribution (other than Elective Deferrals) the Employer would have made and which the Plan Administrator would have allocated to the Participant’s Account had the Participant remained employed by the Employer during the period of Qualified Military Service.

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(C) Compensation. For purposes of this Section 3.11, the Plan Administrator will determine an effected Participant’s Compensation as follows. A Participant during his/her period of Qualified Military Service is deemed to receive Compensation equal to that which the Participant would have received had he/she remained employed by the Employer, based on the Participant’s rate of pay that would have been in effect for the Participant during the period of Qualified Military Service. If the Compensation during such period would have been uncertain, the Plan Administrator will use the Participant’s actual average Compensation for the 12 month period immediately preceding the period of Qualified Military Service, or if less, for the period of employment.

(D) Elective Deferrals/Employee Contributions. If the Plan provided for Elective Deferrals or for Employee Contributions during a Participant’s period of Qualified Military Service, the Plan Administrator must allow a Participant under this Section 3.11 to make up such Elective Deferrals or Employee Contributions to his/her Account. The Participant may make up the maximum amount of Elective Deferrals or Employee Contributions which he/she under the Plan terms would have been able to contribute during the period of Qualified Military Service (less any such amounts the Participant actually contributed during such period) and the Participant must be permitted to contribute any lesser amount as the Plan would have permitted. The Participant must make up any contribution under this Section 3.11(D) commencing on his/her Re-Employment Commencement Date and not later than 5 years following reemployment (or if less, a period equal to 3 times the length of the Participant’s Qualified Military Service triggering such make-up contribution).

(E) Matching Contributions. The Employer will make up any Matching Contribution that the Employer would have made and which the Plan Administrator would have allocated to the Participant’s Account during the period of Qualified Military Service but based on any make-up Elective Deferrals or make-up Employee Contributions that the Participant makes under Section 3.11(D).

(F) Limitations/Testing. Any contribution made under this Section 3.11 does not cause the Plan to violate and is not subject to testing under: (1) nondiscrimination requirements including under Code §401(a)(4), the ADP test, the ACP test, the safe harbor 401(k) rules or the SIMPLE 401(k) rules; (2) top-heavy requirements under Article X; or (3) coverage under Code §410(b). Contributions under this Section 3.11 are Annual Additions and are tested under Section 4.10(A) (Elective Deferral Limit) in the year to which such contributions are allocated, but not in the year in which such contributions are made.

(1) Differential Wage Payments. The Plan is not treated as failing to meet the requirements of any provision described in this Section 3.11(F) by reason of any contribution or benefit which is based on a Differential Wage Payment. The preceding sentence applies only if all Employees performing service in the uniformed services described in Code §3401(h)(2)(A) are entitled to receive Differential Wage Payments on reasonably equivalent terms and, if eligible to participate in a retirement plan maintained by the Employer, to make contributions based on the payments on reasonably equivalent terms (taking into account Code §§410(b)(3), (4), and (5)). The Plan Administrator operationally may determine, for purposes of any provision described in this Section 3.11(F), whether to take into account any Elective Deferrals, and if applicable, any Matching Contributions, attributable to Differential Wage Payments.

(G) No Earnings. A Participant receiving any make-up contribution under this Section 3.11 is not entitled to an allocation of any Earnings on any such contribution prior to the time that the Employer actually makes the contribution (or timely deposits the Participant’s own make-up Elective Deferrals or Employee Contributions) to the Trust.

(H) No Forfeitures. A Participant receiving any make-up allocation under this Section 3.11 is not entitled to an allocation of any forfeitures allocated during the Participant’s period of Qualified Military Service.

(I) Allocation Conditions. For purposes of applying any Plan allocation conditions under Section 3.06, the Plan Administrator will treat any period of Qualified Military Service as Service.

(J) HEART Act Death Benefits. If a Participant dies while performing Qualified Military Service, the Participant’s Beneficiary is entitled to any additional benefits (other than benefit accruals relating to the period of Qualified Military Service) provided under the Plan as if the Participant had resumed employment and then terminated employment on account of death. Moreover, the Plan will credit the Participant’s Qualified Military Service as service for vesting purposes, as though the Participant had resumed employment under USERRA immediately prior to the Participant’s death.

(K) HEART Act Continued Benefit Accrual. This Section 3.11(K) does not apply unless the Employer in Appendix B elects to apply such provisions. If this Section 3.11(K) applies, then effective as of the date specified in Appendix B, for benefit accrual purposes, the Plan treats an individual who dies or becomes disabled while performing Qualified Military Service with respect to the Employer as if the individual had resumed employment in accordance with the individual’s reemployment rights under USERRA, on the day preceding death or Disability (as the case may be) and terminated employment on the actual date of death or Disability.

(1) Determination of benefits. The Plan will determine the amount of Employee Contributions and the amount of Elective Deferrals of an individual treated as reemployed under this Section 3.11(K) for purposes of applying Code §414(u)(8)(C) on the basis of the individual’s average actual Employee Contributions or Elective Deferrals for the lesser of: (a) the 12-month period of service with the Employer immediately prior to Qualified Military Service; or (b) the actual length of continuous service with the Employer.

3.12 DESIGNATED IRA CONTRIBUTIONS. The Employer in its Adoption Agreement may elect to permit Participants to make Designated IRA Contributions to its Plan. Designated IRA Contributions are subject to the provisions of this Section 3.12.

(A) Effective Date. The Employer may elect in its Adoption Agreement to apply the Designated IRA Contribution provisions. The Employer may accept Designated IRA Contributions during such Plan Year only if the Employer elects to apply the provisions of this Section 3.12 (or otherwise adopted a good faith amendment under Code §408(q)), prior to the Plan Year for which the Designated IRA Contribution provisions will apply.

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(B) Traditional or Roth IRA. The Employer in its Adoption Agreement may elect to treat Designated IRA Contributions as traditional IRA contributions, as Roth IRA contributions or as consisting of either type, at the Participant’s election.

(C) Account or Annuity. The Employer in its Adoption Agreement may elect to establish Accounts to receive Designated IRA Contributions either as individual retirement accounts, as individual retirement annuities or as consisting of either type, at the Participant’s election.

(1) Trustee or Custodian. A trustee or custodian satisfying the requirements of Code §408(a)(2) must hold Designated IRA Contributions Accounts. If the Trustee holding the Designated IRA Contribution assets is a non-bank trustee, the Trustee, upon receipt of notice from the Commissioner of Internal Revenue that substitution is required because the Trustee has failed to comply with the requirements of Treas. Reg. §1.408-2(e), will substitute another trustee in its place.

(2) Additional IRA requirements. All Designated IRA Contributions: (a) must be made in cash; (b) are subject to the IRA contribution limit under Code §408(a)(1) ($5,000 in 2008), including cost-of-living adjustments after 2011 in $500 increments under Code §219(b)(5)(C) and as to Catch-Up Eligible Participants to the IRA Catch-Up limit of $1,000 beginning in 2006; and (c) must be 100% Vested.

(3) Not for deposit of SEP or SIMPLE IRA amounts/no Rollover Contributions. An Employer which maintains a SEP or a SIMPLE IRA may not deposit contributions under these arrangements to the Designated IRA Contribution Accounts under this Section 3.12. A Participant may not make a Rollover Contribution to his/her Designated IRA Contribution Account.

(4) Designated Roth IRA Contributions.

(a) Contribution Limit. A Participant’s contribution to the Designated Roth IRA and to all other Roth IRAs for a Taxable Year may not exceed the lesser of the amount described in Section 3.12(C)(2) or the Participant’s Compensation under Section 3.12(C)(4)(c). However, if (i) and/or (ii) below apply, the maximum (non-rollover) contribution that can be made to all the Participant’s Roth IRAs (including to this Designated Roth IRA which must be a non-Rollover Contribution) for a Taxable Year is the smaller amount determined under (i) or (ii).

(i) General. The maximum contribution is phased out ratably between certain levels of modified adjusted gross income (“modified AGI,” defined in Section 3.12(C)(4)(b)) as provided in Code §408A(c)(3).

(ii) Roth and non-Roth IRA contributions. If the Participant makes (non-rollover) contributions to both Roth and non-Roth IRAs for a Taxable Year, the maximum contribution that can be made to all of the Participant’s Roth IRAs for that Taxable Year is reduced by the contributions made to the Participant’s non-Roth IRAs for the Taxable Year.

(iii) Conversion. A Participant may convert a Designated non-Roth IRA Contributions Account to a

Designated Roth IRA Contributions Account in accordance with Treas. Reg. §1.408A-4. A Participant may not effect a conversion by means of contributing a Rollover Contribution to his/her Designated IRA under this Plan.

(b) Modified AGI. For purposes of Section 3.12(C)(4)(a), a Participant’s modified AGI for a Taxable Year is defined in Code §408A(c)(3)(C)(i) and does not include any amount included in adjusted gross income as a result of a non-Roth IRA conversion.

(c) Compensation. For purposes of Section 3.12(C)(4)(a), Compensation is defined as wages, salaries, professional fees, or other amounts derived from or received for personal services actually rendered (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and includes earned income, as defined in Code §401(c)(2) (reduced by the deduction the Self-Employed Individual takes for contributions made to a self-employed retirement plan). For purposes of this definition, Code §401(c)(2) shall be applied as if the term “trade or business” for purposes of Code §1402 included service described in subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including but not limited to interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. Compensation includes any amount includible in the Participant’s gross income under Code §71 with respect to a divorce or separation instrument described in Code §71(b)(2)(A). In the case of a married Participant filing a joint return, the greater compensation of his or her spouse is treated as the Participant’s Compensation, but only to the extent that such spouse’s compensation is not being used for purposes of the spouse making a contribution to a Roth IRA or a deductible contribution to a non-Roth IRA.

(D) Accounting and Investments. The Plan Administrator may cause Designated IRA Contributions to be held and invested: (1) in a separate trust for each Participant; (2) as a single trust holding all Participant Designated IRA Contributions; or (3) as part of a single trust holding all of the assets of the Plan. If the Plan Administrator establishes a single trust under clause (2) or (3), the Plan Administrator must account separately for each Participant’s Designated IRA Contributions and for the Earnings attributable thereto. If the Designated IRA Contributions are invested in an individual retirement annuity, the Plan Administrator may establish separate annuity contracts for each Participant’s Designated IRA Contributions or may establish a single annuity contract for all Participants, with separate accounting for each Participant. If the Plan Administrator establishes a single annuity contract, such contract must be separate from any other annuity contract under the Plan. The Plan Administrator also may invest Designated IRA Contributions in any common or collective fund. The Trust provisions otherwise apply to the investment of Designated IRA Contributions except that no part of such contributions may be invested in life insurance contracts and a Participant may not borrow from a Designated IRA Contributions Account or take such amounts into account in determining the maximum amount available for a loan from the Participant’s other Plan assets. The Plan Administrator or Trustee/Custodian may not cause Designated IRA Contribution Accounts to be commingled with any non-Plan assets. Any Designated IRA Contribution Account

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is established for the exclusive benefit of the affected Participant and his/her Beneficiaries. No part of the Trust attributable to Designated IRA Contributions may be invested in collectibles as described in Code §408(m), except as may be permitted under Code §408(m)(3).

(E) Participant Contribution and Designation. A Participant may make Designated IRA Contributions directly or through payroll withholding as the Plan Administrator may permit. At the time of the Participant’s contribution (or when the Designated IRA Contribution is withheld from payroll), the Participant must designate the contribution as a Designated IRA Contribution and if applicable, also must designate whether the contribution is traditional or Roth and whether the account is an individual retirement account or an individual retirement annuity.

(F) Treatment as IRA. For all purposes of the Code except as otherwise provided in this Section 3.12, Designated IRA Contributions are subject to the IRA rules under Code §§408 and 408A as applicable. Designated IRA Contributions are not Annual Additions under Section 4.05(A) and are not subject to any testing under Article IV.

(G) Reporting. The Designated IRA Contribution Trustee or Custodian must comply with all Code §408(i) reporting requirements, including providing required information regarding RMDs.

(H) Distribution/RMDs. Designated IRA Contribution Accounts are distributable under Section 6.01(C)(4)(g) and are subject to the RMD requirements of Section 6.02 (and to the Adoption Agreement elections described therein) except that: (1) the Participant’s RBD (only as it relates to the Designated IRA Contribution Account) is determined under Section 6.02(E)(7)(a) referencing age 70 1/2 and without regard to 5% owner or continuing employment status; (2) if the Designated IRA Contribution Account is a Roth Account, there are no lifetime RMDs; and (3) to the extent that the provisions of Section 6.02 differ, RMDs from Designated IRA Contribution Accounts otherwise are subject to the required minimum distribution rules applicable to IRAs under Code §§408(a)(6) or 408A(c)(5) as applicable, and under the corresponding Treasury regulations, which are incorporated by reference herein.

3.13 DEDUCTIBLE EMPLOYEE CONTRIBUTIONS (DECs). A DEC is a Deductible Employee Contribution made to the Plan for a Taxable Year commencing prior to 1987. If a Participant has made DECs to the Plan, the Plan Administrator must maintain a separate Account for the Participant’s DECs as adjusted for Earnings, including DECs which are part of a Rollover Contribution described in Section 3.08. The DECs Account is part of the Participant’s Account for all purposes of the Plan, except for purposes of determining the Top-Heavy Ratio under Section 10.01. The Plan Administrator may not use a Participant’s DECs Account to purchase life insurance on the Participant’s behalf. DECs are distributable under Section 6.01(C)(4)(e).

3.14 GROUP ALLOCATION LIMITATIONS. When the Adoption Agreement states that the Group Allocation Limitations apply to a particular allocation provision, the following limitations apply: (1) The resulting allocation must be a definitely determination allocation under Treas. Reg. §1.401-1(b)(1)(ii). (2) The allocation cannot limit the NHCEs benefiting under the formula only to those NHCE/Participants with the lowest Compensation and/or the shortest periods of Service and who may represent the minimum number of benefiting NHCEs necessary to pass coverage under Code §410(b). (3) In the case of a self-employed Participant (i.e., sole proprietorships or partnerships), the requirements of Treas. Reg. §1.401(k) 1(a)(6) apply and the allocation method should not result in a cash or deferred election for the self-employed Participant. (4) The Employer by the due date of its tax return (including extensions) must advise the Plan Administrator or Trustee in writing as to the allocations applicable to each group, classification, or Participant for the allocation Plan Year.]

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ARTICLE IV

LIMITATIONS AND TESTING

4.01 ANNUAL ADDITIONS LIMIT. The amount of Annual Additions which the Plan Administrator may allocate under this Plan to a Participant’s Account for a Limitation Year may not exceed the Annual Additions Limit.

(A) Actions to Prevent Excess Amount. If the Annual Additions the Plan Administrator otherwise would allocate under the Plan to a Participant’s Account for the Limitation Year would exceed the Annual Additions Limit, the Plan Administrator will not allocate the Excess Amount, but instead will take any reasonable, uniform and nondiscriminatory action the Plan Administrator determines necessary to avoid allocation of an Excess Amount. Such actions include, but are not limited to, those described in this Section 4.01(A) . If the Plan is a 401(k) Plan, the Plan Administrator may apply this Section 4.01 in a manner which maximizes the allocation to a Participant of Employer Contributions (exclusive of the Participant’s Elective Deferrals). Notwithstanding any contrary Plan provision, the Plan Administrator, for the Limitation Year, may: (1) suspend or limit a Participant’s additional Employee Contributions or Elective Deferrals; (2) notify the Employer to reduce the Employer’s future Plan contribution(s) as necessary to avoid allocation to a Participant of an Excess Amount; or (3) suspend or limit the allocation to a Participant of any Employer Contribution previously made to the Plan (exclusive of Elective Deferrals) or of any Participant forfeiture. If an allocation of Employer Contributions previously made (excluding a Participant’s Elective Deferrals) or of Participant forfeitures would result in an Excess Amount to a Participant’s Account, the Plan Administrator will allocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer Contributions for the Plan Year in which the Limitation Year ends. The Plan Administrator will make this allocation in accordance with the Plan’s allocation method as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer Contributions. If the Plan Administrator allocates to a Participant an Excess Amount, the Plan Administrator must dispose of the Excess Amount in accordance with Section 4.03.

(B) Estimated and Actual Compensation. Prior to the determination of the Participant’s actual Compensation for the Limitation Year, the Plan Administrator may determine the Annual Additions Limit on the basis of the Participant’s estimated annual Compensation for such Limitation Year. The Plan Administrator will make this determination on a reasonable and uniform basis for all Participants similarly situated. The Plan Administrator must reduce the allocation of any Employer Contribution (including the allocation of Participant forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator will determine the Annual Additions Limit on the basis of the Participant’s actual Compensation for such Limitation Year.

4.02 ANNUAL ADDITIONS LIMIT CODE §415 AGGREGATED PLANS.

(A) Aggregation of Code §415 Aggregated Plans. For purposes of applying the Annual Additions Limit, all Code §415 Aggregated Plans are treated as one plan.

(1) Break-up of affiliated employers. For purposes of aggregating plans for Code §415, a Formerly Affiliated Plan of an employer is taken into account for purposes of applying the Code §415 limitations to the employer, but the Formerly Affiliated Plan is treated as if it had terminated immediately prior to the Cessation of Affiliation.

(2) Mid-year Aggregation. Two or more Defined Contribution Plans that are not Code §415 Aggregated Plans as of the first day of a Limitation Year do not fail to satisfy the requirements of Code §415 with respect to a Participant for the Limitation Year merely because later in that Limitation Year they become Code §415 Aggregated Plans, provided that no Annual Additions are credited to the Participant’s Account after the date on which the Plans are required to be aggregated.

(B) Combined Plans Limitation. The amount of Annual Additions which the Plan Administrator may allocate under this Plan to a Participant’s Account for a Limitation Year may not exceed the Combined Plans Limitation.

(1) Prevention. If the amount the Employer otherwise would allocate to the Participant’s Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this Section 4.02(B) Combined Plans Limitation, the Employer will reduce the amount of its allocation to that Participant’s Account in the manner described in Section 4.01(A), so the Annual Additions under all of the Code §415 Aggregated Plans for the Limitation Year will equal the Annual Additions Limit.

(2) Correction. If the Plan Administrator allocates to a Participant an amount attributed to this Plan under Section 4.02(D) which exceeds the Combined Plans Limitation, the Plan Administrator must dispose of the Excess Amount in accordance with Section 4.03.

(C) Estimated and Actual Compensation. Prior to the determination of the Participant’s actual Compensation for the Limitation Year, the Plan Administrator may determine the Combined Plans Limitation on the basis of the Participant’s estimated annual Compensation for such Limitation Year. The Plan Administrator will make this determination on a reasonable and uniform basis for all Participants similarly situated. The Plan Administrator must reduce the allocation of any Employer Contribution (including the allocation of Participant forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator will determine the Combined Plans Limitation on the basis of the Participant’s actual Compensation for such Limitation Year.

(D) Ordering Rules. If a Participant’s Annual Additions under this Plan and the Code §415 Aggregated Plans result in an Excess Amount, such Excess Amount will consist of the Amounts last allocated. The Plan Administrator will determine the Amounts last allocated by treating the Annual Additions attributable to a simplified employee pension as allocated first, followed by allocation to a welfare benefit fund or individual medical account, irrespective of the actual allocation date. If the Plan Administrator allocates an Excess Amount to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will equal the product of:

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(1) the total Excess Amount allocated as of such date, multiplied by

(2) the ratio of (a) the Annual Additions allocated to the Participant as of such date for the Limitation Year under the Plan to (b) the total Annual Additions allocated to the Participant as of such date for the Limitation Year under this Plan and the Code §415 Aggregated Plans.

(E) Disposition of Allocated Excess Amount Attributable to Plan. The Plan Administrator will dispose of any allocated Excess Amounts described in and attributed to this Plan under Section 4.02(D) as provided in Section 4.03.

(F) Override. The Employer in Appendix B may specify overriding provisions which will apply to satisfy the requirements of Code §415 and the applicable regulations if the Employer maintains more than one Code §415 Aggregated Plan.

4.03 DISPOSITION OF EXCESS ANNUAL ADDITIONS. If a Participant’s Account exceeds the Annual Additions Limit for the Limitation Year, then the Plan may correct such excess in accordance with the Employee Plans Compliance Resolution System (EPCRS).

4.04 NO COMBINED DCP/DBP LIMITATION. If the Employer maintains a Defined Benefit Plan, or has ever maintained a Defined Benefit Plan which the Employer has terminated, this Plan does not calculate a combined 415 limit based on the Defined Benefit Plan and this Plan.

4.05 DEFINITIONS: SECTIONS 4.01-4.04. The following definitions apply for purposes of Sections 4.01 through 4.04, and supersede any contrary definitions in Article I:

(A) Annual Additions. Annual Additions means the sum of the following amounts allocated to a Participant’s Account for a Limitation Year: (1) Employer Contributions (including Elective Deferrals); (2) forfeitures; (3) Employee Contributions; (4) amounts allocated to an individual medical account (as defined in Code §415(l)(2)) included as part of a pension or annuity plan maintained by the Employer; (5) contributions paid or accrued attributable to post-retirement medical benefits allocated to the separate account of a key-employee (as defined in Code §419A(d)(3)) under a welfare benefit fund (as defined in Code §419(e)) maintained by the Employer; (6) amounts allocated under a Simplified Employee Pension Plan; and (7) corrected (distributed) Excess Contributions under Section 4.10(B)(8) and corrected (distributed) Excess Aggregate Contributions under Section 4.10(C)(8).

(1) Exclusions. Annual Additions do not include: (a) Catch-Up Contributions; (b) Excess Deferrals which the Plan Administrator corrects by distribution by April 15 of the following calendar year; (c) Designated IRA Contributions; (d) Restorative Payments; (e) Transfers to this Plan; (f) Rollover Contributions (as described in Code §§401(a)(31), 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)); (g) In-Plan Roth Rollovers, (h) Repayments of loans made to a Participant from the Plan; and (i) Repayments of amounts described in Code §411(a)(7)(B) (in accordance with Code §411(a)(7)(C)) and Code §411(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code §414(d)) as described in Code §415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments.

(2) Date of tax-exempt Employer Contributions. Notwithstanding anything in the Plan to the contrary, in the case of an Employer that is exempt from Federal income tax (including a governmental employer), Employer Contributions are treated as credited to a Participant’s account for a particular Limitation Year only if the contributions are actually made to the Plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as applicable, depending on the basis on which the Employer keeps its books) with or within which the particular Limitation Year ends.

(B) Annual Additions Limit. Annual Additions Limit means the lesser of: (i) $56,000 (or the amount as adjusted under Code §415(d)), or (ii) 100% of the Participant’s Compensation paid or accrued for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Plan Administrator will multiply the $40,000 (as adjusted) limitation by the following fraction:

Number of months (or fractional parts thereof) in the short

Limitation Year

12

The 100% Compensation limitation in clause (ii) above does not apply to any contribution for medical benefits within the meaning of Code §401(h) or Code §419A(f)(2) which otherwise is an Annual Addition.

(1) Certain contributions treated as made to a Defined Contribution Plan. Solely for purposes of Sections 4.01 through 4.04, the following contributions are treated as contributions to a Defined Contribution Plan: (i) mandatory employee contributions under Code §411(c)(2)(C) made to a Defined Benefit Plan maintained by the Employer, unless such contributions are “picked up” by the Employer under Code §414(h)(2); (ii) contributions to an individual medical account (as defined in Code §415(l)(2)) included as part of a Defined Benefit Plan or annuity plan under Code §401(h) maintained by the Employer; and (iii) a welfare benefit fund under Code §419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code §419A(d)(3)).

(2) Change of Limitation Year/Plan termination. The Employer may change the Limitation Year only by a Plan amendment. If the Employer terminates the Plan effective as of a date other than the last day of the Limitation Year, then the Plan is treated as if the Plan had been amended to change its Limitation Year.

(C) Cessation of Affiliation. A Cessation of Affiliation means the event that causes an entity to no longer be aggregated with one or more other entities as a single employer under the employer affiliation rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the employer under the employer affiliation rules of Treas. Reg. §§1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group).

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(D) Code §415 Aggregated Plans. Code §415 Aggregated Plans means all Defined Contribution Plans (without regard to whether a plan has been terminated) ever maintained by the Employer (or a Predecessor Employer) under which the Participant receives Annual Additions and as described under Treas. Reg. §1.415(f) -1. For this purpose, the phrase “Defined Contribution Plans” also includes voluntary employee contribution accounts in a defined benefit plan, mandatory contributions to a defined benefit plan, individual medical benefit accounts under Code §401(h), key employee accounts under a welfare benefit plan described in Code §419, and simplified employee pensions under Code §408(k)).

(E) Combined Plans Limitation. The Combined Plans Limitation means the Annual Additions Limit, reduced by the sum of any Annual Additions allocated to the Participant’s accounts for the same Limitation Year under the Code §415 Aggregated Plans.

(F) Compensation. Compensation for purposes of Code §415 testing means Compensation as defined in Section 1.11(B)(1), (2), (3), or (4) and Election 9 of the Adoption Agreement, except: (i) Compensation includes Elective Deferrals under Section 1.11(D), irrespective of whether the Employer has elected in its Adoption Agreement to include Elective Deferrals in Compensation for allocation purposes; (ii) Compensation for the entire Limitation Year is taken into account even if the Employer in its Adoption Agreement has elected to include only Participating Compensation for allocation purposes; (iii) Compensation includes regular pay Post-Severance Compensation under Section 1.11(I)(1)(a) regardless of whether the Employer elected in its Adoption Agreement under Section 1.11 to exclude such amounts in allocation Compensation; (iv) if the Employer elects on Appendix B to use different selections for Post-Severance Compensation under this Section 4.05(F) than it does under Section 1.11, then Compensation includes or excludes such other items of Post-Severance Compensation as the Employer elected in Appendix B, without regard to whether the Employer elected under Section 1.11 to include or to exclude such amounts in allocation Compensation and (v) except as elected under (iv), any other Compensation adjustment or exclusion the Employer has elected in its Adoption Agreement for allocation purposes does not apply.

(1) “First few weeks rule.” If the Employer elects in Appendix B, the Plan Administrator on a uniform and consistent basis as to similarly situated Participants, will include in Compensation for Code §415 purposes Compensation earned in such Limitation Year but which, solely because of pay period and pay date timing, is paid in the first few weeks of the next following Limitation Year as described in Treas. Reg. §1.415(c) -2(e)(2). This Section 4.05(F)(1) applies to Code §415 testing Compensation but does not affect Compensation for allocation purposes.

(2) Differential Wage Payment. The Plan treats a Differential Wage Payment to an Employee as Compensation for purposes of: (i) application the Annual Additions Limit; (ii) application of Article X (top-heavy); (iii) determination of HCEs under Section 1.22(E); and (iv) application of the 5% Gateway Contribution requirement described in Section 4.07(A).

(G) Employer. Employer means the Signatory Employer and any Related Employer. Solely for purposes of applying the Annual Additions Limit, the Plan Administrator will determine Related Employer status by modifying Code §§414(b) and (c) in accordance with Code §415(h) and Treas. Reg. §1.415(a) -1(f)(1) and will take into account tax-exempt organizations under Treas. Reg. §1.414(c) -5. If this Plan is a Multiple Employer Plan, then as to each Participating Employer, the term “Employer” means the Participating Employer and any Related Employer to the Participating Employer.

(H) Excess Amount. Excess Amount means the excess of the Participant’s Annual Additions for the Limitation Year over the Annual Additions Limit.

(I) Formerly Affiliated Plan. Formerly Affiliated Plan means a plan that, immediately prior to the Cessation of Affiliation, was actually maintained by one or more of the entities that constitute the Employer (as determined under the employer affiliation rules described in Treas. Reg. §§1.415(a) -1(f)(1) and (2)), and immediately after the cessation of affiliation, is not actually maintained by any of the entities that constitute the Employer (as determined under the employer affiliation rules described in Treas. Reg. §§1.415(a) -1(f)(1) and (2)).

(J) Limitation Year. See Section 1.34.

(K) Predecessor Employer. Predecessor Employer means a former employer with respect to a participant in a plan maintained by an employer if the employer maintains a plan under which the participant had accrued a benefit while performing services for the employer, but only if that benefit is provided under the plan maintained by the employer. For this purpose, the formerly affiliated plan rules in Treas. Reg. §1.415(f) -1(b)(2) apply as if the Employer and Predecessor Employer constituted a single employer under the rules described in Treas. Reg. §§1.415(a) -1(f)(1) and (2) immediately prior to the cessation of affiliation (and as if they constituted two, unrelated employers under the rules described in Treas. Reg. §§1.415(a) -1(f)(1) and (2) immediately after the cessation of affiliation) and cessation of affiliation was the event that gives rise to the predecessor employer relationship, such as a transfer of benefits or plan sponsorship. With respect to an Employer of a Participant, a former entity that antedates the Employer is a Predecessor Employer with respect to the Participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(L) Restorative Payment. A Restorative Payment means a payment made to restore losses to a Plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under ERISA or under other applicable federal or state law, where Participants who are similarly situated are treated similarly with respect to the payments. Generally, payments are Restorative Payments only if the payments are made in order to restore some or all of the Plan’s losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). This includes payments to the Plan made pursuant to a DOL order, the DOL’s Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to a qualified Defined Contribution Plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). Payments made to the Plan to make up for losses due

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merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under ERISA are not Restorative Payments and generally constitute contributions that are considered Annual Additions.

4.06 ANNUAL TESTING ELECTIONS. The Plan Administrator may elect to test for coverage and nondiscrimination by applying, as applicable, annual testing elections under this Section 4.06.

(A) Changes and Uniformity. In applying any testing election, the Plan Administrator may elect to apply or not to apply such election in any Testing Year, consistent with this Section 4.06. However, the Plan Administrator will apply the testing elections in effect within a Testing Year uniformly to all similarly situated Participants.

(B) Plan Specific Elections. The Employer in its Adoption Agreement must elect for the Plan Administrator to apply the following annual testing elections: (1) nondiscrimination testing under the ADP and ACP tests as a Traditional 401(k) Plan; (2) no nondiscrimination testing as a Safe Harbor 401(k) Plan or nondiscrimination testing under the ACP test as an ADP only Safe Harbor 401(k) Plan; (3) no nondiscrimination testing as a SIMPLE 401(k) Plan; (4) the top-paid group election under Code §414(q)(1)(B)(ii); (5) the calendar year data election under Notice 97-45; (6) Current or Prior Year Testing as a Traditional 401(k) Plan or as an ADP only Safe Harbor 401(k) Plan under Treas. Reg. §§1.401(k) -2(a)(2)(ii) and 1.401(m) -2(a)(2)(ii) as applicable; and (7) any other testing election which the IRS in the future specifies in written guidance as being subject to a requirement of the Employer making a Plan (versus an operational) election.

(1) Special Rules relating to ADP/ACP Testing. If the Adoption Agreement elects both ADP test safe harbor status and nondiscrimination testing under the ADP test, the elections relating to Safe Harbor status will apply only to a disaggregated plan under Treas. Reg. §1.401(k) -1(b)(4) which is a Safe Harbor 401(k) Plan under Section 3.05. If a disaggregated plan is a Safe Harbor 401(k) Plan and there are other disaggregated plans which are not Safe Harbor 401(k) Plans (such as through operation of the OEE rule described in Section 4.06(C) and Section 3.05(D)), Current Year Testing will apply to the disaggregated plan covering Otherwise Excludible Employees unless the Employer otherwise elects in the Adoption Agreement. See Section 3.05(I)(1) regarding ADP and ACP testing in connection with the maybe notice. See Section 3.05(G) regarding the application of the ACP test to Employee Contributions if the Plan qualifies for the ACP test safe harbor. See Section 3.10(G)(5) regarding SIMPLE 401(k) plans.

(C) Operational Elections. The Plan Administrator operationally may apply any testing election available under IRS Guidance, other than those plan specific elections described in 4.06(B), including but not limited to: (i) the “otherwise excludible employees rule” (“OEE rule”) under Code §410(b)(4)(B); (ii) the “early participation rule” (“EP rule”) under Code §§401(k)(3)(F) and 401(m)(5)(C); (iii) except as Section 4.07 may limit, the application of any Code §414(s) nondiscriminatory definition of compensation for nondiscrimination testing, regardless of the Plan’s definitions of Compensation for any other purpose; (iv) application of the general nondiscrimination test under Treas. Reg.

§1.401(a)(4) -2(c); (v) application of the “compensation ratio test” under Treas. Reg. §1.414(s) -1(d)(3); (vi) application of imputed permitted disparity under Treas. Reg. §1.401(a)(4) -7; (vii) application of restructuring under Treas. Reg. §1.401(a)(4) -9; (viii) application of the average benefit test under Code §410(b)(2), except as limited under Section 3.06(F); (ix) application of permissive aggregation under Code §410(b)(6)(B); (x) application of the “qualified separate line of business rules” under Code §410(b)(5); (xi) shifting Elective Deferrals from the ADP test to the ACP test; (xii) shifting QMACs from the ACP test to the ADP test; or (xiii) application of the “2 1/2 month rule” in the ADP test under Treas. Reg. §1.401(k) -2(a)(4)(i)(B)(2).

(1) Application of otherwise excludible employees and early participation rules. In applying the OEE and EP rules in clauses (i) and (ii) of Section 4.06(C) above, the Plan Administrator will apply the following provisions.

(a) Definitions of Otherwise Excludible Employees and Includible Employees. For purposes of this Section 4.06(C), an Otherwise Excludible Employee means a Participant who has not reached the Cross-Over Date. For purposes of this Section 4.06(C), an Includible Employee means a Participant who has reached the Cross-Over Date.

(b) Satisfaction of coverage. To apply the OEE or EP rules for nondiscrimination testing, the Plan must satisfy coverage as to the disaggregated plans under Code §410(b)(4)(B).

(c) Definition of Cross-Over Date. The Cross-Over Date under the OEE rule means the date on which an Employee changes status from the disaggregated plan benefiting the Otherwise Excludible Employees to the disaggregated plan benefiting the Includible Employees. The Cross-Over Date has the same meaning under the EP rule except it is limited only to NHCEs. Under the EP rule, all HCE Participants remain subject to nondiscrimination testing.

(d) Determination of Cross-Over Date. The Plan Administrator may elect to determine the Cross-Over Date for an Employee by applying any date which is not later than the maximum permissible entry date under Code §410(a)(4).

(e) Amounts in testing in Cross-Over Plan Year. For purposes of the OEE rule, the Plan Administrator will count the total Plan Year Elective Deferrals, Matching Contributions, Employer Contributions, and Compensation in the Includible Employees plan test for the Employees who become Includible Employees at any time during such Plan Year. For purposes of applying the EP rule, the Plan Administrator will count the Elective Deferrals, Matching Contributions, Employer Contributions, and Compensation in the single test for the Includible Employees, but only such of these items as are attributable to the period on and following the Cross-Over Date.

(f) Application of other conventions. Notwithstanding Sections 4.06(C)(1)(c), (d), and (e) the Plan Administrator under a Restated Plan operationally may apply the Plan terms commencing in the Plan Year beginning after the Employer executes the Restated Plan in lieu of applying the Plan terms retroactive to the Plan’s restated Effective Date; and (iii) the Plan Administrator operationally may apply any other reasonable conventions, uniformly applied within a Plan Year.

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Defined Contribution Pre-Approved Plan

(g) Allocations not affected by testing. The Plan Administrator’s election to apply the OEE or EP rules for testing does not control the Plan allocations, or the Compensation or Elective Deferrals taken into account for Plan allocations. The Plan Administrator will determine Plan allocations, and Compensation and Elective Deferrals for Plan allocations, based on the Employer’s Adoption Agreement elections, including elections relating to Participating Compensation or Plan Year Compensation. For this purpose, an election of Participating Compensation means Compensation and Elective Deferrals on and following the Cross-Over Date as to the allocations for the disaggregated plan benefiting the Includible Employees.

(D) Election Timing. Except where the Plan specifies another deadline for making a Plan specific annual testing election under Section 4.06(B), the Plan Administrator may make any such testing election, and the Employer must amend the Plan as necessary to reflect the election, by the end of the Testing Year. The Plan Administrator may make operational testing elections under Section 4.06(C). If the Employer is correcting an operational Plan failure under EPCRS, the Employer may make an annual testing election for any Testing Year at the time the Employer makes the correction.

(E) Coverage Transition Rule. The Plan Administrator in determining the Plan’s compliance with the coverage requirements of Code §410(b), in the case of certain acquisitions or dispositions described in Code §410(b)(6)(C) and in the regulations thereunder, will apply the “coverage transition rule” described therein.

4.07 TESTING BASED ON BENEFITS. In applying the general nondiscrimination test under Section 4.06(C) to any non-uniform Plan allocation, the Plan Administrator may elect to test using allocation rates or using equivalent accrual (benefit) rates (“EBRs”) as defined in Treas. Reg. §1.401(a)(4) -(8)(b)(2). In the event that the Plan Administrator elects to test using EBRs, the Plan must comply with this Section 4.07.

(A) Gateway Contribution. Except as provided in Section 4.07(A)(2), if the Plan Administrator will perform nondiscrimination testing using EBRs, the Employer must make a Gateway Contribution.

(1) Definition of Gateway Contribution. A Gateway Contribution is an additional Employer Contribution or Nonelective Contribution in an amount necessary to satisfy the minimum allocation gateway requirement described in Treas. Reg. §1.401(a)(4) -8(b)(1)(vi).

(2) Exception to Gateway Contribution requirement. An Employer is not required to make any Gateway Contribution in the event that the Employer’s elected allocation under Section 4.07(A) satisfies; (a) the “broadly available allocation rate” requirements; (b) the “age-based allocation with a gradual age or service schedule” requirements; or (c) the uniform target benefit allocation requirements each as described in Treas. Reg. §1.401(a)(4) -8(b)(1)(B). Moreover, an Employer is not required to make any Gateway Contribution in the event that the Plan is permissively aggregated (pursuant to Section 4.06(C)(ix)) with one or more defined benefit plans for purposes of coverage and nondiscrimination testing under Treas. Reg. §1.401(a)(4) -9(b)(2) and the aggregated plan is eligible to be tested on a benefits basis, either because the aggregated plan is primarily defined benefit in character, or the aggregated plan provided the minimum aggregate allocation gateway as further defined in Treas. Reg. §1.401(a)(4) -9(b)(2)(v).

(B) Eligibility for Gateway Contribution. The Plan Administrator will allocate any Gateway Contribution for a Plan Year to each NHCE Participant who receives an allocation of any Employer Contributions, other than Elective Deferrals or Matching Contributions, for such Plan Year. The Plan Administrator will allocate the Gateway Contribution without regard to any allocation conditions under Section 3.06 otherwise applicable to Employer Contributions under the Plan. However, if the Plan Administrator disaggregates the Plan for testing pursuant to the OEE rule under Section 4.06(C), the Otherwise Excludible Employees will not receive an allocation of any Gateway Contribution.

(C) Amount of Gateway Contribution. The Plan Administrator will allocate any Gateway Contribution pro rata based on the Compensation of each Participant who receives a Gateway Contribution allocation for the Plan Year, but in no event will an allocation of the Gateway Contribution to any Participant exceed the lesser of: (1) 5% of Compensation; or (2) one-third (1/3) of the Highest Allocation Rate for the Plan Year. The Plan Administrator will reduce (offset) the Gateway Contribution allocation for a Participant under either the 5% or the 1/3 Gateway Contribution alternative, by the amount of any other Employer Contributions or Nonelective Contributions the Plan Administrator allocates (including forfeitures allocated as an Employer Contribution or Nonelective Contribution and Safe Harbor Nonelective Contributions, but excluding other QNECs, as defined under Section 1.38(C)) for the same Plan Year to such Participant; provided that if an NHCE is receiving only a QNEC and the QNEC amount equals or exceeds the Gateway Contribution, the QNEC satisfies the Gateway Contribution requirement as to that NHCE. Notwithstanding the foregoing, the Employer may increase the Gateway Contribution to satisfy the provisions of Treas. Reg. §1.401(a)(4) -9(b)(2)(v)(D) if the Plan consists (for nondiscrimination testing purposes) of one or more Defined Contribution Plans and one or more Defined Benefit Plans.

(D) Compensation for 5% Gateway Contribution. For allocation purposes under the 5% Gateway Contribution alternative, “Compensation” means under Section 4.05(F) except that Compensation is limited to Participating Compensation.

(E) Compensation for Determination of Highest Rate and 1/3 Gateway Contribution. The Plan Administrator under the 1/3 Gateway Contribution alternative: (i) will determine the Highest Allocation Rate and the resulting Gateway Contribution rate for the NHCE Participants entitled to the Gateway Contribution; and (ii) will allocate the Gateway Contribution, based on Compensation the Employer elects in its Adoption Agreement, provided that such definition satisfies Code §414(s) and if it does not, the Plan Administrator will allocate the Gateway Contribution based on a Code §414(s) definition which the Plan Administrator operationally selects.

(1) Definition of Highest Allocation Rate. The Highest Allocation Rate means the greatest allocation rate of any HCE Participant and is equal to the Participant’s total Employer Contribution or Nonelective Contribution allocation (including any QNECs, Safe Harbor Nonelective Contributions and forfeitures allocated as a Nonelective Contribution or forfeitures allocated as a Money Purchase Pension Contribution) divided by his/her Compensation, as described in this Section 4.07(E).

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(F) Employer Contribution Excludes Match. For purposes of this Section 4.07, an Employer Contribution excludes Matching Contributions and Elective Deferrals.

4.08 AMENDMENT TO PASS TESTING. In the event that the Plan fails to satisfy Code §§410(b) or 401(a)(4) in any Plan Year, the Employer may elect to amend the Plan consistent with Treas. Reg. §1.401(a)(4) -11(g) to correct the failure, or as otherwise permitted in the regulation. The Employer may make such an amendment in any form or manner as the Employer deems reasonable, but otherwise consistent with Section 11.02. Any amendment under this Section 4.08 will not affect reliance on the Plan’s Opinion Letter.

4.09 APPLICATION OF COMPENSATION LIMIT. The Plan Administrator in performing any nondiscrimination testing under this Article IV will limit each Participant’s Compensation to the amount described in Section 1.11(E).

4.10 401(k) (OR OTHER PLAN) TESTING. The Plan Administrator will test Elective Deferrals, Matching Contributions and Employee Contributions under the Employer’s 401(k) Plan or other Plan as applicable, in accordance with this Section 4.10.

(A) Annual Elective Deferral Limitation. A Participant’s Elective Deferrals for a Taxable Year may not exceed the Elective Deferral Limit.

(1) Definition of Elective Deferral Limit. The Elective Deferral Limit is the Code §402(g) limitation on each Participant’s Elective Deferrals for each Taxable Year. If the Participant’s Taxable Year is not a calendar year, the Plan Administrator must apply the Code §402(g) limitation in effect for the calendar year in which the Participant’s Taxable Year begins.

(2) Definition of Excess Deferral. A Participant’s Excess Deferral is the amount of Elective Deferrals for a Taxable Year which exceeds the Elective Deferral Limit.

(3) Elective Deferral Limit. The Elective Deferral Limit is the amount as in effect under Code §402(g) ($18,500 in 2018), subject to adjustment by the Treasury in multiples of $500 under Code §402(g)(4). However, in no event shall a Participant’s Elective Deferrals exceed the Participant’s Compensation for the Taxable Year.

(4) Suspension after reaching limit. If, pursuant to a Salary Reduction Agreement or pursuant to a CODA election, the Employer determines a Participant’s Elective Deferrals to the Plan for a Taxable Year would exceed the Elective Deferral Limit, the Employer will suspend the Participant’s Elective Deferrals under his/her Salary Reduction Agreement, if any, until the following January 1 and will pay to the Participant in cash the portion of the Elective Deferrals which would result in the Participant’s Elective Deferrals for the Taxable Year exceeding the Elective Deferral Limit.

(5) Correction. If the Plan Administrator determines a Participant’s Elective Deferrals already contributed to the Plan for a Taxable Year exceed the Elective Deferral Limit, the Plan Administrator will distribute the Excess Deferrals as adjusted for Allocable Income, no later than April 15 of the following Taxable Year (or if later, the date permitted under Code §§7503 or 7508A).

(6) 415 interaction. If the Plan Administrator distributes the Excess Deferrals by the April 15 deadline under Section 4.10(A)(5), the Excess Deferrals are not an Annual Addition under Section 4.05, and the Plan Administrator may make the distribution irrespective of any other provision under this Plan or under the Code. Elective Deferrals distributed to a Participant as an Excess Amount in accordance with Section 4.03 are not taken into account in determining the Participant’s Elective Deferral Limit.

(7) ADP interaction. The Plan Administrator will reduce the amount of Excess Deferrals for a Taxable Year distributable to a Participant by the amount of Excess Contributions (as determined in Section 4.10(B)), if any, previously distributed to the Participant for the Plan Year beginning in that Taxable Year.

(8) More than one plan. If a Participant participates in another plan subject to the Code §402(g) limitation under which he/she makes elective deferrals pursuant to a 401(k) Plan, elective deferrals under a SARSEP, elective contributions under a SIMPLE IRA or salary reduction contributions to a tax-sheltered annuity (irrespective of whether the Employer maintains the other plan), the Participant may provide to the Plan Administrator a written claim for Excess Deferrals made to the Plan for a Taxable Year. The Participant must submit the claim no later than the March 1 following the close of the particular Taxable Year and the claim must specify the amount of the Participant’s Elective Deferrals under this Plan which are Excess Deferrals. The Plan Administrator may require the Participant to provide reasonable evidence of the existence of and the amount of the Participant’s Excess Deferrals. If the Plan Administrator receives a timely claim which it approves, the Plan Administrator will distribute the Excess Deferrals (as adjusted for Allocable Income under Section 4.11(C)(1)) the Participant has assigned to this Plan, in accordance with this Section 4.10(A) . If a Participant has Excess Deferrals because of making Elective Deferrals to this Plan and other plans of the Employer (but where the Elective Deferral Limit is not exceeded based on Deferrals to any single plan), the Participant for purposes of this Section 4.10(A)(8) is deemed to have notified the Plan Administrator of this Plan of the Excess Deferrals.

(9) Roth and Pre-Tax Deferrals. If a Participant who will receive a distribution of Excess Deferrals, in the Taxable Year for which the corrective distribution is made, has contributed both Pre-Tax Deferrals and Roth Deferrals, the Plan Administrator operationally will determine the Elective Deferral Account source(s) from which it will direct the Trustee to make the corrective distribution. The Plan Administrator also may permit the affected Participant to elect the source(s) from which the Trustee will make the corrective distribution. However, the amount of a corrective distribution of Excess Deferrals to any Participant from the Pre-Tax Deferral or Roth Deferral sources under this Section 4.10(A)(9) may not exceed the amount of the Participant’s Pre-Tax Deferrals or Roth Deferrals for the Taxable Year of the correction.

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Defined Contribution Pre-Approved Plan

(B) Actual Deferral Percentage (ADP) Test. If the Employer in its Adoption Agreement has elected to test its 401(k) Plan as a Traditional 401(k) Plan, a Participant’s Elective Deferrals for a Plan Year may not exceed the ADP Limit. However, this Section 4.10(B) will not apply to a Plan Year if: (1) for the Plan Year no NHCE was an ADP Participant, (2) for the Plan Year no HCE was an ADP Participant, or (3) the plan is a governmental plan described in Code §414(d). In accordance with Treas. Reg. §1.401(k) -1(e)(7), it is impermissible for the Plan to use ADP testing for a Plan Year in which it is intended for the Plan through its written terms to use the ADP test safe harbor, even though the Plan fails to satisfy the requirements of such safe harbor for the Plan Year.

(1) Definition of ADP Limit. The ADP Limit is the maximum dollar amount of Elective Deferrals each HCE Participant may defer under the Plan such that the Plan passes the ADP test for that Plan Year.

(2) Definition of Excess Contributions. Excess Contributions are the amount of Elective Deferrals made by the HCEs which exceed the ADP Limit and which may not be recharacterized as Catch-Up Contributions or as Employee Contributions.

(3) ADP test. For each Plan Year, Elective Deferrals satisfy the ADP test if they satisfy either of the following tests:

(a) 1.25 test. The ADP for the HCE Group does not exceed 1.25 times the ADP of the NHCE Group; or

(b) 2 percent test. The ADP for the HCE Group does not exceed the ADP for the NHCE Group by more than two percentage points and the ADP for the HCE Group is not more than twice the ADP for the NHCE Group.

(4) Calculation of ADP. The ADP for either group is the average of the separate ADRs calculated to the nearest one-hundredth of one percent for each ADP Participant who is a member of that group. The Plan Administrator will include in the ADP test as a zero an ADP Participant who elects not to make Elective Deferrals to the Plan for the Testing Year.

(a) Definition of ADR (actual deferral ratio). An ADP Participant’s ADR for a Plan Year is the ratio of the ADP Participant’s Elective Deferrals, but excluding Catch-Up Contributions, for the Plan Year to the ADP Participant’s Compensation for the Plan Year.

(b) Definitions of ADP Participant and HCE and NHCE Groups. See Sections 4.11(B), (F), and (G).

(c) Excess Deferrals interaction. In determining the ADP, the Plan Administrator must include any HCE’s Excess Deferrals (whether or not corrected), as described in Section 4.10(A), to this Plan or to any other Plan of the Employer and the Plan Administrator will disregard any NHCE’s Excess Deferrals.

(d) QNECs and QMACs. The Plan Administrator operationally may include in the ADP test, QNECs, and QMACs the Plan Administrator does not use in the ACP test, provided that the Plan passes the ACP test before and after the shifting of any amount from the ACP test to the ADP test. The Plan Administrator may use QNECs or QMACs in the ADP test provided such amounts are not impermissibly targeted under Section 4.10(D).

(e) Shifting Elective Deferrals to ACP. The Plan Administrator will not count in the ADP test any Elective Deferrals the Plan Administrator operationally elects to shift to the ACP test; provided that the Plan must pass the ADP test both taking into account and disregarding the Elective Deferrals the Plan Administrator shifts to the ACP test.

(f) Current/Prior Year Testing.

(i) Election. In determining whether the Plan’s 401(k) arrangement satisfies the ADP test, the Plan Administrator will use Current Year Testing or Prior Year Testing as the Employer elects in its Adoption Agreement. Any such election applies for such Testing Years as the Employer elects (and retroactively as the Employer may elect in the case of a Restated Plan).

(ii) Permissible changes. The Employer may amend its Adoption Agreement to change from Prior Year Testing to Current Year Testing at any time, subject to Section 4.06(D) . The Employer under Section 4.06(D) may amend its Adoption Agreement to change from Current Year Testing to Prior Year Testing only: (A) if the Plan has used Current Year Testing in at least the 5 immediately preceding Plan Years (or if the Plan has not been in existence for 5 Plan Years, the number of Plan Years the Plan has been in existence); (B) the Plan is the result of aggregation of 2 or more plans and each of the aggregated plans used Current Year Testing for the period described in clause (A); or (C) a transaction occurs to which the coverage transition rule under Code §410(b)(6)(C) applies and as a result, the Employer maintains a plan using Prior Year Testing and a plan using Current Year Testing. Under clause (C), the Employer may make an amendment to change to Prior Year Testing at any time during the coverage transition period.

(iii) Deferrals and QNEC/QMAC deadline/limitation under Prior Year Testing. The Plan Administrator includes Elective Deferrals, QNECs or QMACs in determining the HCE or NHCE ADP only if the Employer makes such contribution to the Plan within 12 months following the end of the Testing Year to which the Elective Deferral relates or to which the Plan Administrator will allocate the QNEC or QMAC. For this purpose, an Elective Deferral is considered allocated as of a date within a Testing Year if the allocation is not contingent on participation or performance of services after such date. Under Prior Year Testing, to count the QNEC or QMAC in the ADP test, the Employer must contribute a QNEC or QMAC by the end of the Testing Year. The Employer may not make an Operational QNEC or QMAC if the Plan uses Prior Year Testing.

(iv) First Plan Year under Prior Year Testing. For the first Plan Year the Plan permits Elective Deferrals, if the Plan is not a Successor Plan and is using Prior Year Testing, the prior year ADP for the NHCE Group is equal to the greater of 3% or the actual ADP for the NHCE Group in the first Plan Year. If the Plan continues to use Prior Year Testing in the second Plan Year, the Plan Administrator must use the actual first Plan Year ADP for the NHCE Group in the ADP test for the second Plan Year.

(v) Plan coverage changes under Prior Year Testing. If the Employer’s Plan is using Prior Year Testing and the Plan experiences a plan coverage change under Treas. Reg. §1.401(k) -2(c)(4), the Plan Administrator will make any adjustments such regulations may require to the NHCEs’ ADP for the prior year.

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Defined Contribution Pre-Approved Plan

(vi) Shifting contributions and switching from Current Year Testing to Prior Year Testing. If the Plan Administrator is using Current Year Testing and shifts an Elective Deferral to the ACP test or shifts a QMAC to the ADP test, then, in the subsequent Testing Year for which the Plan Administrator switched to Prior Year Testing, the Plan Administrator in applying Prior Year Testing must disregard the shifted amount. The Plan Administrator in applying Prior Year Testing in such subsequent Testing Year will restore the ADP and ACP to their original amounts, leaving the shifted amount in the original test without regard to the shift in the previous Testing Year.

(5) Special aggregation rule for HCEs. To determine the ADR of any HCE, the Plan Administrator must take into account any Elective Deferrals made by the HCE (and if used in the ADP test, any QNECs and QMACs allocated to the HCE) under any other 401(k) Plan maintained by the Employer. If the 401(k) Plans have different Plan Years, the Plan Administrator will determine the combined Elective Deferrals on the basis of the Plan Years ending in the same calendar year. If the 401(k) Plans have different Plan Years, all Elective Deferrals made during the Plan Year will be aggregated. Notwithstanding the foregoing, the Plan Administrator will not apply the aggregation rule of this Section 4.10(B)(5) to plans which may not be aggregated under Treas. Reg. §1.401(k) -2(a)(3)(ii)(B).

(6) Aggregation of certain 401(k) plans. If the Employer treats two or more plans as a single plan for coverage or nondiscrimination purposes, the Employer must combine the 401(k) Plans to determine whether the plans satisfy the ADP test. This aggregation rule applies to the ADR determination for all ADP Participants (and ADP participants under the other plans), irrespective of whether an ADP Participant is an HCE or an NHCE. An Employer may not aggregate: (a) plans with different Plan Years; (b) a Safe Harbor 401(k) Plan with a non-Safe Harbor 401(k) Plan; (c) plans which use different testing methods (Current Year Testing versus Prior Year Testing); or (d) any other plans which must be disaggregated under Treas. Reg. §1.401(k) -1(b)(4)(iv). If the Employer aggregating 401(k) Plans under this Section 4.10(B)(6) is using Prior Year Testing, the Plan Administrator must adjust the NHCE Group ADP for the prior year as provided in Section 4.10(B)(4)(f)(v).

(7) Characterization of Excess Contributions. If, pursuant to Section 4.10(B)(4)(d), the Plan Administrator has elected to include QMACs in the ADP test, any Excess Contributions are attributable proportionately to Elective Deferrals and to QMACs in the ADP test allocated on the basis of those Elective Deferrals. The Plan Administrator will reduce the amount of Excess Contributions for a Plan Year distributable to an HCE by the amount of Excess Deferrals (as determined in Section 4.10(A)), if any, previously distributed to that Employee for the Employee’s Taxable Year ending in that Plan Year.

(8) Distribution of Excess Contributions. If the Plan Administrator determines the Plan fails to satisfy the ADP test for a Plan Year, the Trustee, as directed by the Plan Administrator, by the end of the Plan Year which follows the Testing Year (or any later date determined under Code §7508A), must distribute the Excess Contributions, as adjusted for Allocable Income under Section 4.11(C)(2).

(a) Calculation of total Excess Contributions. The Plan Administrator will determine the total amount of the Excess Contributions to the Plan by starting with the HCE(s) who has the greatest ADR, reducing his/her ADR (but not below the next highest ADR), then, if necessary, reducing the ADR of the HCE(s) at the next highest ADR, including the ADR of the HCE(s) whose ADR the Plan Administrator already has reduced (but not below the next highest ADR), and continuing in this manner until the ADP for the HCE Group is equal to the ADP Limit. All reductions under this Section 4.10(B)(8)(a) are to the ADR only and do not result in any actual distributions.

(b) Apportionment and distribution of Excess Contributions. After the Plan Administrator has determined the total Excess Contribution amount, the Trustee, as directed by the Plan Administrator, then will distribute to each HCE his/her respective share of the Excess Contributions. The Plan Administrator will determine each HCE’s share of Excess Contributions by starting with the HCE(s) who has the highest dollar amount of Elective Deferrals, reducing his/her Elective Deferrals (but not below the next highest dollar amount of Elective Deferrals), then, if necessary, reducing the Elective Deferrals of the HCE(s) at the next highest dollar amount of Elective Deferrals including the Elective Deferrals of the HCE(s) whose Elective Deferrals the Plan Administrator already has reduced (but not below the next highest dollar amount of Elective Deferrals), and continuing in this manner until the Trustee has distributed all Excess Contributions.

(c) Roth and Pre-Tax Deferrals. If an HCE who will receive a distribution of Excess Contributions, in the Plan Year for which the corrective distribution is made, has contributed both Pre-Tax Deferrals and Roth Deferrals, the Plan Administrator operationally will determine the Elective Deferral Account source(s) from which it will direct the Trustee to make the corrective distribution. The Plan Administrator also may permit the affected Participant to elect the source(s) from which the Trustee will make the corrective distribution. However, the amount of a corrective distribution of Excess Contributions to any Participant from the Pre-Tax Deferral or Roth Deferral sources under this Section 4.10(B)(8)(c) may not exceed the amount of the Participant’s Pre-Tax Deferrals or Roth Deferrals for the Testing Year.

(d) Catch-Up Deferrals re-characterized. If the Plan permits Catch-Up Contributions and a Catch-Up Eligible Participant exceeds his/her ADP Limit and the Plan Administrator otherwise would distribute the Participant’s Excess Contributions, the Plan Administrator instead will re-characterize as a Catch-Up Deferral the portion of such Excess Contributions as is equal to the Participant’s unused Catch-Up Deferral Limit applicable to the Testing Year. Any such re-characterized Excess Contribution, plus Allocable Income, will remain in the Participant’s Account and the Plan Administrator, for purposes of determining ADP test correction, will treat the re-characterized amount, including Allocable Income, as having been distributed. If the Employer in its Adoption Agreement has elected to match Catch-Up Deferrals, the Plan Administrator will retain in the affected Participant’s Account any Matching Contributions made with respect to any Excess Contributions which the Plan Administrator re-characterizes under this Section 4.10(B)(8)(d).

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Defined Contribution Pre-Approved Plan

(9) Allocable Income/Testing Year. A corrective distribution under Section 4.10(B)(8) must include Allocable Income. See Section 4.11(C)(2).

(10) Treatment as Annual Additions. Distributed Excess Contributions are Annual Additions under Sections 4.01 through 4.05 in the Limitation Year in which such amounts were allocated.

(11) Re-characterization as Employee Contributions. In addition to the other correction methods under this Section 4.10(B), the Plan Administrator operationally may elect to correct an ADP test failure by re-characterizing the Elective Deferrals in excess of the ADP Limit as Employee Contributions in accordance with Treas. Reg. §1.401(k) -2(b)(3). Elective Deferrals may not be re-characterized with respect to HCE Participants to the extent that the re-characterized amounts, in conjunction with Employee Contributions actually made by the HCE, exceed the maximum amount of Employee Contributions (determined prior to performing the ACP Test) that the employee is permitted to make under the plan in the absence of re-characterization. Elective Deferrals may not be re-characterized under this paragraph after 2 1/2 months after the close of the plan year to which the re-characterization relates. The amount of Excess Aggregate Contributions for a plan year will be determined only after first determining the amount of Elective Deferrals treated as Employee Contributions due to re-characterization.

(C) Actual Contribution Percentage (ACP) Test. If: (i) the Employer in its Adoption Agreement has elected to test its Plan as a traditional 401(m) Plan; (ii) the Employer under its 401(k) Plan has elected only ADP test safe harbor plan status and the Employer makes Matching Contributions; or (iii) under any Plan there are Employee Contributions or Matching Contributions (not exempted from ACP testing), a Participant’s Aggregate Contributions may not exceed the ACP Limit. However, this Section 4.10(C) will not apply to a Plan Year if: (1) for the Plan Year no NHCE was an ACP Participant, (2) for the Plan Year no HCE was an ACP Participant, or (3) the Plan is a governmental plan described in Code §414(d). In accordance with Treas. Reg. §§1.401(k) -1(e)(7) and 1.401(m) -1(c)(2), it is impermissible for the Plan to use ACP testing for a Plan Year in which it is intended for the Plan through its written terms to use the ACP test safe harbor, even though the Plan fails to satisfy the requirements of such safe harbor for the Plan Year.

(1) Definition of ACP Limit. The ACP Limit is the maximum dollar amount of Aggregate Contributions each HCE Participant may receive or may make under the Plan such that the Plan passes the ACP test.

(2) Definition of Aggregate Contributions. Aggregate Contributions are Matching Contributions and Employee Contributions. Aggregate Contributions also include any QMACs, QNECs and Elective Deferrals the Plan Administrator includes in the ACP test. If the Employer has elected ADP test safe harbor plan status and the Employer makes a Safe Harbor Matching Contribution for a Plan Year, then the Plan Administrator in computing Aggregate Contributions may disregard each Participant’s Matching Contributions which do not exceed 4% of the Participant’s Compensation for the Plan Year.

(3) Definition of Excess Aggregate Contributions. Excess Aggregate Contributions are the amount of Aggregate Contributions allocated on behalf of the HCEs which exceed the ACP Limit.

(4) ACP test. For each Plan Year, Aggregate Contributions satisfy the ACP test if they satisfy either of the following tests:

(a) 1.25 test. The ACP for the HCE Group does not exceed 1.25 times the ACP of the NHCE Group; or

(b) 2 percent test. The ACP for the HCE Group does not exceed the ACP for the NHCE Group by more than two percentage points and the ACP for the HCE Group is not more than twice the ACP for the NHCE Group.

(5) Calculation of ACP. The ACP for either group is the average of the separate ACRs calculated to the nearest one-hundredth of one percent for each ACP Participant who is a member of that group. The Plan Administrator will include in the ACP test as a zero an ACP Participant who for the Testing Year: (i) is eligible to make Employee Contributions but who does not do so; or (ii) is eligible to make Elective Deferrals and to receive an allocation of any Matching Contributions based on Elective Deferrals but who does not make any Elective Deferrals. An Employee who fails to satisfy an allocation condition applicable to Matching Contributions is excluded from the ACP test unless the Employee is eligible to make Employee Contributions or the Plan Administrator re-characterizes any of the Employee’s Elective Deferrals as Employee Contributions.

(a) Definition of ACR (actual contribution ratio). An ACP Participant’s ACR for a Plan Year is the ratio of the ACP Participant’s Aggregate Contributions for the Plan Year to the ACP Participant’s Compensation for the Plan Year.

(b) Definitions of ACP Participant and HCE and NHCE Groups. See Section 4.11(A), (F), and (G).

(c) QNECs and Elective Deferrals. The Plan Administrator operationally may include in the ACP test QNECs and Elective Deferrals the Plan Administrator does not use in the ADP test, provided that the Plan passes the ADP test before and after the shifting of any amount from the ADP test to the ACP test. The Plan Administrator may use QNECs in the ACP test provided such amounts are not impermissibly targeted under Section 4.10(D).

(d) Shifting QMACs to ADP. The Plan Administrator will not count in the ACP test any QMACs the Plan Administrator operationally elects to shift to the ADP test; provided that the Plan must pass the ACP test both taking into account and disregarding the QMACs the Plan Administrator shifts to the ADP test.

(e) Current/Prior Year Testing.

(i) Election. In determining whether the Plan’s 401(k) arrangement satisfies the ACP test, the Plan Administrator will use Current Year Testing or Prior Year Testing as the Employer elects in its Adoption Agreement. Any such election applies for such Testing Years as the Employer elects (and retroactively as the Employer elects in the case of a Restated Plan).

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(ii) Permissible changes. The Employer may amend its Adoption Agreement to change from Prior Year Testing to Current Year Testing at any time, subject to Section 4.06(D). The Employer, under Section 4.06(D) may amend its Adoption Agreement to change from Current Year Testing to Prior Year Testing only: (A) if the Plan has used Current Year Testing in at least the 5 immediately preceding Plan Years (or if the Plan has not been in existence for 5 Plan Years, the number of Plan Years the Plan has been in existence); (B) the Plan is the result of aggregation of 2 or more plans and each of the aggregated plans used Current Year Testing for the period described in clause (A); or (C) a transaction occurs to which the coverage transition rule under Code §410(b)(6)(C) applies and as a result, the Employer maintains a plan using Prior Year Testing and a plan using Current Year Testing. Under clause (C), the Employer may make an amendment to change to Prior Year Testing at any time during the coverage transition period.

(iii) Employee Contribution, Matching and QNEC deadline/limitation under Prior Year Testing. The Plan Administrator includes Employee Contributions in the ACP test in the Testing Year in which the Employer withholds the Employee Contributions from the Participant’s pay, provided such contributions are contributed to the Trust within a reasonable period thereafter. The Plan Administrator may include Matching Contributions and QNECs in determining the HCE or NHCE ACP only if the Employer makes such contribution to the Plan within 12 months following the end of the Plan Year to which the Plan Administrator will allocate the Matching Contribution or QNEC. To be included in the ACP test, a Matching Contribution must be made on account of an Employee’s Elective Deferrals or Employee Contributions for the Testing Year. Under Prior Year Testing, to count the QNEC in the ACP test, the Employer must contribute a QNEC by the end of the Testing Year. The Employer may not make an Operational QNEC if the Plan uses Prior Year Testing.

(iv) First Plan Year under Prior Year Testing. For the first Plan Year the Plan permits Matching Contributions or Employee Contributions, if the Plan is not a Successor Plan and is using Prior Year Testing, the prior year ACP for the NHCE Group is equal to the greater of 3% or the actual ACP for the NHCE Group in the first Plan Year. If the Plan continues to use Prior Year Testing in the second Plan Year, the Plan Administrator must use the actual first Plan Year ACP for the NHCE Group in the ACP test for the second Plan Year.

(v) Plan coverage changes under Prior Year Testing. If the Employer’s Plan is using Prior Year Testing and the Plan experiences a plan coverage change under Treas. Reg. §1.401(m) -2(c)(4), the Plan Administrator will make any adjustments such regulations may require to the NHCEs’ ACP for the prior year.

(vi) Shifting contributions and switching from Current Year Testing to Prior Year Testing. If the Plan Administrator is using Current Year Testing and shifts an Elective Deferral to the ACP test or shifts a QMAC to the ADP test, then, in the subsequent Testing Year for which the Plan Administrator switched to Prior Year Testing, the Plan Administrator in applying Prior Year Testing must disregard the shifted amount. The Plan Administrator in applying Prior Year Testing in such subsequent Testing Year will restore the ADP and ACP to their original amounts, leaving the shifted amount in the original test without regard to the shift in the previous Testing Year.

(6) Special aggregation rule for HCEs. To determine the ACR of any HCE, the Plan Administrator must take into account any Aggregate Contributions allocated to the HCE under any other 401(m) Plan maintained by the Employer. If the 401(m) Plans have different Plan Years, the Plan Administrator will determine the combined Aggregate Contributions on the basis of the Plan Years ending in the same calendar year. If the 401(m) Plans have different Plan Years, all Aggregate Contributions made during the Plan Year will be aggregated. Notwithstanding the foregoing, the Plan Administrator will not apply the aggregation rule of this Section 4.10(C)(6) to plans which may not be aggregated under Treas. Reg. §1.401(m) -2(a)(3)(ii)(B).

(7) Aggregation of certain 401(m) plans. If the Employer treats two or more plans as a single plan for coverage or nondiscrimination purposes, the Employer must combine the 401(m) Plans under such plans to determine whether the plans satisfy the ACP test. This aggregation rule applies to the ACR determination for all ACP Participants (and ACP participants under the other plans), irrespective of whether an ACP Participant is an HCE or an NHCE. An Employer may not aggregate: (a) plans with different Plan Years; (b) a Safe Harbor 401(k) Plan with a non-Safe Harbor 401(k) Plan; (c) plans which use different testing methods (Current Year Testing versus Prior Year Testing); or (d) any other plans which must be disaggregated under Treas. Reg. §1.401(k) -1(b)(4)(iv). If the Employer aggregating 401(m) Plans under this Section 4.10(C)(7) is using Prior Year Testing, the Plan Administrator must adjust the NHCE Group ACP for the prior year as provided in Section 4.10(C)(5)(e)(v).

(8) Distribution of Excess Aggregate Contributions. If the Plan Administrator determines the Plan fails to satisfy the ACP test for a Plan Year, the Trustee, as directed by the Plan Administrator, by the end of the Plan Year which follows the Testing Year (or any later date determined under Code §7508A), must distribute the Vested Excess Aggregate Contributions, as adjusted for Allocable Income under Section 4.11(C)(2).

(a) Calculation of total Excess Aggregate Contributions. The Plan Administrator will determine the total amount of the Excess Aggregate Contributions by starting with the HCE(s) who has the greatest ACR, reducing his/her ACR (but not below the next highest ACR), then, if necessary, reducing the ACR of the HCE(s) at the next highest ACR, including the ACR of the HCE(s) whose ACR the Plan Administrator already has reduced (but not below the next highest ACR), and continuing in this manner until the ACP for the HCE Group is equal to the ACP Limit. All reductions under this Section 4.10(C)(8)(a) are to the ACR only and do not result in any actual distributions.

(b) Apportionment and distribution of Excess Aggregate Contributions. After the Plan Administrator has determined the total Excess Aggregate Contribution amount, the Trustee, as directed by the Plan Administrator, then will distribute (to the extent Vested) to each HCE his/her respective share of the Excess Aggregate Contributions. The Plan Administrator will determine each HCE’s share of Excess Aggregate Contributions by starting with the HCE(s) who has the highest dollar amount of Aggregate Contributions, reducing the amount of his/her Aggregate Contributions (but not below

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the next highest dollar amount of the Aggregate Contributions), then, if necessary, reducing the amount of Aggregate Contributions of the HCE(s) at the next highest dollar amount of Aggregate Contributions, including the Aggregate Contributions of the HCE(s) whose Aggregate Contributions the Plan Administrator already has reduced (but not below the next highest dollar amount of Aggregate Contributions), and continuing in this manner until the Trustee has distributed all Excess Aggregate Contributions.

(9) Allocable Income/Testing Year. The Plan Administrator will calculate and will distribute Excess Aggregate Contribution Allocable Income in the same manner and for the same Plan Years as described in Section 4.10(B)(9) for Excess Contributions.

(10) Testing and correction ordering. If the Plan Administrator must perform both the ADP and ACP tests in a given Plan Year, the Plan Administrator may perform the tests and undertake correction of a failed test in any order that the Plan Administrator determines, with a view toward preserving Plan benefits, maximizing Employer Contributions in the Plan versus Employee Contributions or Elective Deferrals, and minimizing forfeitures. Toward this end, the Plan Administrator may treat an HCE’s allocable share of Excess Aggregate Contributions in the following priority: (a) first as attributable to his/her Employee Contributions and Matching Contributions thereon, if any; (b) then as attributable to Matching Contributions allocable as to Excess Contributions determined under the ADP test such that the Plan Administrator distributes any Vested Excess Aggregate Contribution to reduce the amount of Associated Matching Contribution subject to forfeiture (irrespective of vesting). See Section 3.07(B)(1) as to testing or re-testing related to forfeiture allocations. To the extent that distributed Excess Aggregate Contributions include Elective Deferrals, and the Participant in that Testing Year made both Pre-Tax Deferrals and Roth Deferrals, the ordering rules under Sections 4.10(A)(9) and 4.10(B)(8)(c) apply.

(11) Vesting/Forfeiture of non-Vested Excess Aggregates. To the extent an HCE’s Excess Aggregate Contributions are attributable to Matching Contributions, and he/she is not 100% Vested in his/her Matching Contribution Account, the Plan Administrator will distribute only the Vested portion and will forfeit the non-Vested portion. The Vested portion of the HCE’s Excess Aggregate Contributions attributable to Employer Matching Contributions is the total amount of such Excess Aggregate Contributions (as adjusted for allocable income) multiplied by his/her Vested percentage (determined as of the last day of the Plan Year for which the Employer made the Matching Contribution).

(12) Treatment as Annual Addition. Distributed Excess Aggregate Contributions are Annual Additions under Sections 4.01 through 4.05 in the Limitation Year in which such amounts were allocated.

(D) QNEC, Matching and QMAC Targeting Restrictions. The Plan Administrator in performing the ADP or ACP tests may not include in the tests any impermissibly targeted QNEC or Matching Contribution as described in this Section 4.10(D). These targeting restrictions apply to Matching Contributions (including Operational Matches and Plan Designated and Operational QMACs) and to Plan Designated and Operational QNECs. The Employer will not contribute Operational Matches, Operational QNECs, or QMACs which would violate the targeting restrictions.

(1) QNEC targeting rules. The Plan Administrator may include in the ADP test or in the ACP test only such amounts of any QNEC as are not impermissibly targeted. A QNEC is impermissibly targeted if the QNEC amount allocated to any NHCE exceeds the greater of: (a) 5% of Compensation; or (b) 2 times the Plan’s Representative Contribution Rate.

(a) Definition of Representative Contribution Rate.

(i) ADP. The Plan’s ADP Representative Contribution Rate is the lowest ADP Applicable Contribution Rate of any ADP Participants who are NHCEs in a group consisting of: (A) any one-half of the ADP Participants who are NHCEs for the Plan Year; or (B) if it would result in a greater Representative Contribution Rate than under clause (A), all of the ADP Participants who are NHCEs and who are employed by the Employer on the last day of the Plan Year.

(ii) ACP. The Plan’s ACP Representative Contribution Rate is the lowest ACP Applicable Contribution Rate of any ACP Participants who are NHCEs in a group consisting of: (A) any one-half of the ACP Participants who are NHCEs for the Plan Year; or (B) if it would result in a greater Representative Contribution Rate than under clause (A), all of the ACP Participants who are NHCEs and who are employed by the Employer on the last day of the Plan Year.

(b) Definition of Applicable Contribution Rate.

(i) ADP. The Applicable Contribution Rate of an ADP Participant who is an NHCE for the ADP test is the sum of the NHCE’s QNECs and QMACs used in the ADP test, divided by the NHCE’s Compensation.

(ii) ACP. The Applicable Contribution Rate of an ACP Participant who is an NHCE for the ACP test is the sum of the NHCE’s Matching Contributions and QNECs used in the ACP test, divided by the NHCE’s Compensation.

(c) QNEC in ACP test. The Plan Administrator may not use in the ADP test or take into account in determining the Plan’s Representative Contribution Rate, any QNEC the Plan Administrator applies to the ACP test.

(d) Prevailing Wage Contribution. Notwithstanding Section 4.10(D)(1), the Plan Administrator may count in the ADP test QNECs which are Prevailing Wage Contributions to the extent that such QNECs do not exceed 10% of Compensation. The Plan Administrator also may count in the ACP test a QNEC which is a Prevailing Wage Contribution up to an additional 10% of Compensation, such that the combined QNEC amount does not exceed 20% of Compensation and not more than 10% in either test.

(2) Matching Contribution targeting rules. The Plan Administrator may include in the ACP test only such Matching Contribution amounts (including QMACs) as are not impermissibly targeted. A Matching Contribution is impermissibly targeted if the Matching Contribution amount allocated to any NHCE exceeds the greatest of: (i) 5% of Compensation; (ii) the amount of the NHCE’s Elective Deferrals; or (iii) the product of 2 times the Plan’s Representative Matching Rate and the NHCE’s Elective Deferrals for the Plan Year.

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(a) Definition of Representative Matching Rate. The Plan’s Representative Matching Rate is the lowest Matching Rate for any ACP Participants who are NHCEs in a group consisting of: (i) any one-half of the ACP Participant NHCEs who make Elective Deferrals for the Plan Year; or if it would result in a greater Representative Matching Rate, (ii) all of the ACP Participant NHCEs who make Elective Deferrals for the Plan Year and who are employed by the Employer on the last day of the Plan Year.

(b) Definition of Matching Rate. The Matching Rate for an NHCE is the NHCE’s Matching Contributions divided by his/her Elective Deferrals; provided that if the Matching Rate is not the same for all levels of Elective Deferrals, the Plan Administrator will determine each NHCE’s Matching Rate by assuming an Elective Deferral equal to 6% of Compensation.

(c) Employee Contributions. If the plan provides a match with respect to the sum of a Participant’s Employee Contributions and Elective Deferrals, the Plan Administrator will apply this Section 4.10(D)(2) by adding together an NHCE’s Employee Contributions and Elective Deferrals. If the Plan provides a Matching Contribution only as to Employee Contributions, the Plan Administrator will apply this Section 4.10(D)(2) by substituting the Employee Contributions for Elective Deferrals.

(3) Accrued fixed contributions. The Employer must contribute any accrued fixed contribution, even if any or all of such contribution is impermissibly targeted under this Section 4.10(D) .

4.11 DEFINITIONS: SECTIONS 4.06-4.10. For purposes of Sections 4.06 through 4.10:

(A) ACP Participant. ACP Participant means an Eligible Employee who has satisfied the eligibility requirements under Article II and the allocation conditions under Section 3.06 applicable to any Matching Contributions such that the Participant would be entitled to a Matching Contribution allocable to the Testing Year if he/she makes an Elective Deferral. An ACP Participant also includes an Eligible Employee who has satisfied the eligibility requirements under Article II applicable to Employee Contributions and who has the right at any time during the Testing Year to make Employee Contributions. Any Employee with zero Compensation for the Testing Year is not an ACP Participant.

(B) ADP Participant. ADP Participant means an Eligible Employee who has satisfied the eligibility requirements under Article II applicable to any Elective Deferrals and who has the right at any time during the Testing Year to make Elective Deferrals. Any Employee with zero Compensation for the Testing Year is not an ADP Participant. A Participant is an ADP Participant even if he/she may not make Elective Deferrals for all or any part of the Testing Year because of the Annual Additions Limit or suspension based on a hardship distribution under Section 6.07.

(C) Allocable Income. Allocable Income means as follows:

(1) Excess Deferrals. For purposes of making a distribution of Excess Deferrals pursuant to Section 4.10(A), Allocable Income means Earnings allocable to the Excess Deferrals for the Taxable Year in which the Participant made the Excess Deferral.

(a) Reasonable or alternative (pro rata) method. To calculate such Allocable Income for the Taxable Year, the Plan Administrator will use: (i) a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan Administrator to allocate Earnings to Participants’ Accounts; or (ii) the “alternative method” under Treas. Reg. §1.402(g) -1(e)(5)(iii). See Section 4.11(C)(2)(a) as to the alternative method except the Plan Administrator will apply such modifications as are necessary to determine Taxable Year Allocable Income with respect to the Excess Deferrals.

(2) Excess Contributions/Aggregates. For purposes of making a distribution of Excess Contributions under Section 4.10(B) and Excess Aggregate Contributions under Section 4.10(C), Allocable Income means Earnings allocable to such amounts.

(a) Reasonable or alternative (pro rata) method. To calculate such Allocable Income for the Testing Year, the Plan Administrator will use: (i) a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan Administrator to allocate Earnings to Participants’ Accounts; or (ii) the “alternative method” under Treas. Reg. §§1.401(k) -2(b)(2)(iv)(C) and 1.401(m) -2(b)(2)(iv)(C). Under the alternative method, the Plan Administrator will determine the Allocable Income for the Testing Year by multiplying the Testing Year income with respect to Participant’s Excess Contributions (or Excess Aggregate Contributions) by a fraction, the numerator of which is the Participant’s Excess Contributions (or Excess Aggregate Contributions) and the denominator of which is the Participant’s end of the Testing Year Account Balance attributable to Elective Deferrals (or Matching Contributions and Employee Contributions) and any other amounts included in the ADP test (or ACP test), but disregarding Earnings on such amounts for the Testing Year.

(D) Compensation. Compensation means, except as otherwise provided in this Article IV, Compensation as defined for nondiscrimination purposes in Section 1.11(F) .

(E) Current Year Testing. Current Year Testing means for purposes of the ADP test described in Section 4.10(B) and the ACP test described in Section 4.10(C), the use of data from the Testing Year in determining the ADP or ACP for the NHCE Group.

(F) HCE Group. HCE Group means the group of ADP Participants or ACP Participants (as the context requires) who are HCEs for the Testing Year.

(G) NHCE Group. NHCE Group means the group of ADP Participants or ACP Participants (as the context requires) who are NHCEs for the Testing Year, or for the immediately prior Plan Year under Prior Year Testing, except as the Testing Year may apply in the first Plan Year, in accordance with Sections 4.10(B)(4)(f)(iv) or 4.10(C)(5)(e)(iv).

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(H) Prior Year Testing. Prior Year Testing means for purposes of the ADP test described in Section 4.10(B) and the ACP test described in Section 4.10(C), the use of data from the Plan Year immediately prior to the Testing Year in determining the ADP or ACP for the NHCE Group, unless the first Plan Year provisions of Sections 4.10(B)(4)(f)(iv) or 4.10(C)(5)(e)(iv) apply.

(I) Testing Year. Testing Year means the Plan Year for which the Plan Administrator is performing coverage or nondiscrimination testing including the ADP test or the ACP test.

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ARTICLE V

VESTING

5.01 NORMAL/EARLY RETIREMENT AGE. The Employer in its Adoption Agreement must specify the Plan’s Normal Retirement Age of at least age 55. If the Employer fails to specify the Plan’s Normal Retirement Age in its Adoption Agreement, the Employer is deemed to have elected age 65 as the Plan’s Normal Retirement Age. The Employer in its Adoption Agreement may specify an Early Retirement Age. A Participant’s Account Balance derived from Employer Contributions is 100% Vested upon and after his/her attaining Normal Retirement Age (or if applicable, Early Retirement Age unless otherwise elected in Appendix B) if the Participant is employed by the Employer on or after that date and regardless of the Participant’s Years of Service for vesting or the Employer’s Adoption Agreement elected vesting schedules.

(A) Pension Plans. If the Plan is a Money Purchase Pension Plan, the Employer in its Adoption Agreement must elect a Normal Retirement Age of at least age 62; provided that the Employer may designate a lower age, not less than age 55, if that age is reasonably representative of the typical retirement age for the industry in which the covered workforce is employed. However, if the Plan is a Money Purchase Pension Plan, and the Employer elects a Normal Retirement Age less than 62 but not less than 55, no reliance will be afforded on the Opinion Letter issued to the Plan that such an age is reasonably representative of the typical retirement age for the industry in which the participants work.

5.02 PARTICIPANT DEATH OR DISABILITY. The Employer must elect in its Adoption Agreement whether a Participant’s Account Balance derived from Employer Contributions is 100% Vested if the Participant’s Separation from Service is a result of his/her death or Disability.

5.03 VESTING SCHEDULE.

(A) General. Except as provided in Sections 5.01 and 5.02, or unless the Employer in its Adoption Agreement elects immediate vesting, for each Year of Service as described in Section 5.05, a Participant’s Vested percentage of his/her Account Balance derived from Nonelective Contributions, Regular Matching Contributions, Additional Matching Contributions, QACA Safe Harbor Contributions, or Money Purchase Pension Contributions equals the percentage under the appropriate vesting schedule the Employer has elected in its Adoption Agreement. The vesting schedule must be at least as rapid as a 6-year graded schedule or a 3-year cliff schedule.

(1) Election of different schedules. The Employer in its Adoption Agreement must elect whether the Plan will apply the same vesting schedule or a different vesting schedule to Employer Contributions (other than Matching Contributions), Regular Matching Contributions and Additional Matching Contributions.

(2) QACA vesting schedule. The Employer in its Adoption Agreement as to QACA Safe Harbor Contributions will elect either: (a) 100% immediate vesting; or (b) any other vesting schedule under which a Participant will become 100% Vested after not more than 2 Years of Service.

(B) Vesting Schedules. For purposes of the Employer’s elections under its Adoption Agreement, “2 year cliff,” “6-year graded,” or “3-year cliff,” means an Employee’s Vested percentage, based on each included Year of Service (as the Employer elects in its Adoption Agreement), under the following applicable schedule:

6-year graded

0-1 year / 0% 2 years / 20% 3 years / 40% 4 years / 60% 5 years / 80% 6 years / 100%

2-year cliff

0-1 year/0% 2 years/100%

3-year cliff

0-2 years / 0% 3 years / 100%

(C) “Grossed-Up” Vesting Formula. If the Trustee makes a distribution (other than a Cash-Out Distribution described in Section 5.04) to a Participant from an Account which is not fully Vested, and the Participant has not incurred a Forfeiture Break in Service, the provisions of this Section 5.03(C) apply to the Participant’s Account Balance.

(1) Separate Account/formula. At any relevant time following the distribution, the Plan Administrator will determine the Participant’s Vested Account Balance derived from Employer Contributions in accordance with the following formula: P(AB + D) - D. To apply this formula, “P” is the Participant’s current vesting percentage at the relevant time, “AB” is the Participant’s Employer-derived Account Balance at the relevant time and “D” is the amount of the earlier distribution. If, under a Restated Plan, the Plan has made distribution to a partially-Vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant’s remaining Account Balance.

(2) Alternative formula. The Employer, in Appendix B to its Adoption Agreement, may elect to use the alternative formula. If the Employer elects to use the alternative formula, then the Plan Administrator will establish a separate account for the Participant’s Account Balance at the time of the distribution. At any relevant time following the distribution, the Plan Administrator will determine the Participant’s Vested Account Balance in such separate account derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) – (R x D). For purposes of this alternative formula, the terms in the preceding Paragraph have the same meaning and “R” is the ratio of “AB” to the Participant’s Employer derived Account Balance immediately following the earlier distribution.

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(3) Application to Contribution Type. If a Participant will receive a distribution from a particular Contribution Type, the Plan Administrator in applying this Section 5.03(C) will determine the Participant’s Vested Account Balance for the Participant’s Contribution Type separately.

(D) Special Vesting Elections. The Employer in its Adoption Agreement may elect other specified vesting provisions which are consistent with Code §411.

(E) Fully Vested Amounts. A Participant has a 100% Vested interest at all times in his/her Accounts attributable to Elective Deferrals, Employee Contributions, QNECs, QMACs, Safe Harbor Contributions (except as the Employer otherwise elects in its Adoption Agreement as to QACA Safe Harbor Contributions), SIMPLE Contributions, Rollover Contributions, contributions attributable to Deemed Disability Compensation defined in Section 1.11(K), DECs, and Designated IRA Contributions. A Participant has a 100% Vested interest at all times in his/her Account attributable to Prevailing Wage Contributions.

(F) Mergers/Transfers. A merger or other Transfer of assets from another Defined Contribution Plan to this Plan does not result, solely by reason of the merger or Transfer, in 100% vesting of the merged or transferred assets. The Plan Administrator operationally and on a uniform and nondiscriminatory basis will determine in the case of a merger or other Transfer to the Plan whether: (1) to vest immediately all transferred assets; (2) to vest the transferred assets in accordance with the Plan’s vesting schedule applicable to the Contribution Type being transferred but subject to the requirements of Section 5.08; or (3) to vest the transferred assets in accordance with the transferor plan’s vesting schedule(s) applicable to the contribution types being transferred, as such schedules existed on the date of the Transfer. The Employer may elect to record such information in its Adoption Agreement as a special vesting election.

5.04 CASH-OUT DISTRIBUTION/POSSIBLE RESTORATION.

(A) Effect of Cash-Out Distribution. If a Partially-Vested Participant receives a Cash-Out Distribution before he/she incurs a Forfeiture Break in Service the Participant will incur an immediate forfeiture of the non-Vested portion of his/her Account Balance.

(1) Definition of Partially-Vested Participant. A Partially-Vested Participant is a Participant whose Vested percentage determined under Section 5.03 in any Account is less than 100%, who is not a 0% Vested Participant as defined below.

(2) Definition of Cash-Out Distribution. A Cash-Out Distribution is a distribution to the Participant or a Direct Rollover for the Participant (whether a Mandatory Distribution or a Distribution Requiring Consent as described in Article VI), of his/her entire Vested Account Balance (including Elective Deferrals and Employee Contributions if any) due to the Participant’s Separation from Service or Severance from Employment.

(3) Allocation in Cash-Out Year. If a Partially-Vested Participant’s Account is entitled to an allocation of Employer Contributions or Participant forfeitures for the Plan Year in which he/she otherwise would incur a forfeiture by reason of a Cash-Out Distribution, the Plan Administrator will make the additional allocation of Employer Contributions and forfeitures without regard to whether the Participant previously received a Cash-Out Distribution; provided, that the Plan Administrator, in accordance with Section 3.07(D), will not allocate to such Participant any of his/her own forfeiture resulting from the Cash-Out Distribution.

(B) Forfeiture Restoration and Conditions for Restoration. A partially-Vested Participant re-employed by the Employer after receiving a Cash-Out Distribution of the Vested percentage of his/her Account Balance may repay to the Trust the entire amount of the Cash-Out Distribution (including Elective Deferrals and Employee Contributions if any) without any adjustment for Earnings, unless the Participant no longer has a right to restoration under this Section 5.04(B).

(1) Restoration. If a re-employed Participant repays his/her Cash-Out Distribution, the Plan Administrator, subject to the conditions of this Section 5.04(B), must restore the Participant’s Account Balance to the same dollar amount as the dollar amount of his/her Account Balance on the Accounting Date, or other Valuation Date, immediately preceding the date of the Cash-Out Distribution, unadjusted for any Earnings occurring subsequent to that Accounting Date (and prior to the Participant’s repayment or the Employer’s restoration) or other Valuation Date.

(2) Source of repayment. A re-employed Participant may make repayment from any source, including an IRA Rollover Contribution.

(3) No restoration. The Plan Administrator will not restore a re-employed Participant’s Account Balance under this Section 5.04 (B) if:

(a) 5 Years. 5 years have elapsed since the Participant’s first re-employment date with the Employer following the Cash-Out Distribution;

(b) Not employed. The Employer does not employ the Participant on the date the Participant repays his/her Cash-Out Distribution;

(c) Plan termination. The Plan has terminated prior to the date the Participant repays his/her Cash-Out Distribution; or

(d) Forfeiture Break. The Participant has incurred a Forfeiture Break in Service. This condition also applies if the Participant makes repayment within the Plan Year in which he/she incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Plan Administrator otherwise would restore.

(4) Restoration timing. If none of the conditions in Section 5.04(B)(3) preventing restoration of the Participant’s Account Balance apply, the Plan Administrator will restore the Participant’s Account Balance as of the Plan Year Accounting Date coincident with or immediately following the repayment.

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(5) Source of restoration. To restore the Participant’s Account Balance, the Plan Administrator, to the extent necessary, will allocate to the Participant’s Account:

(a) Forfeitures. First, from the amount, if any, of Participant forfeitures the Plan Administrator otherwise would allocate in that Plan Year under Section 3.07;

(b) Earnings. Second, from the amount, if any, of the Earnings for the Plan Year, except to the extent Earnings are allocable to specific Participant-Directed Accounts under Section 7.04(A)(2)(b); and

(c) Employer Contribution. Third, from the amount of a discretionary Employer Contribution for the Plan Year.

The Employer in Appendix B may eliminate as a source of restoration any of the amounts described in clauses (a), (b), and (c) or may change the order of priority of these amounts.

(6) Multiple restorations. If, for a particular Plan Year, the Plan Administrator must restore the Account Balance of more than one re-employed Participant, the Plan Administrator will make the restoration allocations from the amounts described in Section 5.04(B)(5), clauses (a), (b) and (c) to each such Participant’s Account in the same proportion that a Participant’s restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants.

(7) Employer must make-up shortfall. To the extent the amounts described in Section 5.04(B)(5) are insufficient to enable the Plan Administrator to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Article III, the additional amount necessary to enable the Plan Administrator to make the required restoration.

(8) Not an Annual Addition. A cash-out restoration allocation is not an Annual Addition under Article IV.

(C) Deemed Cash-Out of 0% Vested Participant. Except as the Employer may elect in Appendix B, the “deemed cash-out rule” of this Section 5.04(C) applies to any 0% Vested Participant. Under a deemed cash-out, a Participant does not receive an actual Plan distribution but the Plan Administrator treats the Participant as having received an actual Cash-Out Distribution.

(1) Definition of 0% Vested Participant. A Participant is not 0% Vested if, at the time that the Plan Administrator applies the deemed cash-out rule: (i) the Participant has any existing Account Balance attributable to Elective Deferrals, Employee Contributions, Safe Harbor Contributions, Prevailing Wage Contributions, Rollover Contributions, QNECs, QMACs or DECs; or (ii) the Participant has any vesting in accordance with the vesting schedule applicable to any other Contribution Type with a positive (non-zero) balance in that Account. A Participant is 0% Vested if the Participant is eligible to make or to receive any of the contributions described in clause (i) above, but has not made or received such contributions and if the Participant has no vesting or no Account Balance as to Contribution Types described in clause (ii) above.

(2) If not entitled to allocation. If a 0% Vested Participant’s Account is not entitled to an allocation of Employer Contributions for the Plan Year in which the Participant has a Severance from Employment, the Plan Administrator will apply the deemed cash-out rule as if the 0% Vested Participant received a Cash-Out Distribution on the date of the Participant’s Severance from Employment.

(3) If entitled to allocation. If a 0% Vested Participant’s Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which the Participant has a Severance from Employment, the Plan Administrator will apply the deemed cash-out rule as if the 0% Vested Participant received a Cash-Out Distribution on the first day of the first Plan Year beginning after his/her Severance from Employment.

(4) Timing of “deemed repayment.” For purposes of applying the restoration provisions of this Section 5.04, the Plan Administrator will treat a re-employed 0% Vested Participant as repaying his/her cash-out “distribution” on the date of the Participant’s re-employment with the Employer.

(5) Pension plans. If the Plan is a Money Purchase Pension Plan, all references in this Section 5.04(C) to “Severance from Employment” mean “Separation from Service.”

(D) Accounting for Cash-Out Repayment.

(1) Pending restoration. As soon as is administratively practicable, the Plan Administrator will credit to the Participant’s Account the Cash-Out Distribution amount a Participant has repaid to the Plan. Pending the restoration of the Participant’s Account Balance, the Plan Administrator under Section 7.04(A)(2)(c) may direct the Trustee to place the Participant’s Cash-Out Distribution repayment in a Segregated Account.

(2) Accounting by contribution source. Restoration of the Participant’s Account Balance includes restoration of all Protected Benefits with respect to that restored Account Balance, in accordance with applicable IRS Guidance. For this purpose, the Plan Administrator will account for a Participant’s restored balance by treating the Account as consisting of the same Contribution Types and amounts as existed on the date of the Cash-Out Distribution. The Employer in Appendix B may elect an alternative accounting for a restored Account, either under the “nonelective rule” or under the “rollover rule.” Under the nonelective rule, the Plan Administrator will treat the portion of the Participant’s restored balance attributable to the Participant’s cash-out repayment as a Nonelective Contribution (or other Employer Contributions as applicable) for purposes of any subsequent distribution. Under the rollover rule, the Plan Administrator will treat the portion of the Participant’s restored balance attributable to the Participant’s cash-out repayment as a Rollover Contribution for purposes of any subsequent distribution; provided however that if the cash-out repayment does not qualify as a Rollover Contribution or if the Plan does not permit Rollover Contributions, the Plan Administrator will apply the nonelective rule. Under either the nonelective rule or the rollover rule the portion of the Participant’s restored balance attributable to the Plan Administrator’s restoration under Section 5.04(B)(1), consists of the same Contribution Types and amounts as existed as of the date of the Cash-out Distribution.

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(3) Return if failed repayment. Unless the cash-out repayment qualifies as a Participant Rollover Contribution, the Plan Administrator will direct the Trustee to repay to the Participant as soon as is administratively practicable, the full amount of the Participant’s Cash-Out Distribution repayment if the Plan Administrator determines any of the conditions of Section 5.04(B)(3) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant’s repayment.

5.05 YEAR OF SERVICE—VESTING.

(A) Definition of Year of Service. A Year of Service, for purposes of determining a Participant’s vesting under Section 5.03, means the Vesting Computation Period during which an Employee completes the number of Hours of Service (not exceeding 1,000) the Employer specifies in its Adoption Agreement, without regard to whether the Employer continues to employ the Employee during the entire Vesting Computation Period.

(B) Definition of Vesting Computation Period. A Vesting Computation Period is a 12-consecutive month period the Employer elects in its Adoption Agreement. In the absence of an election, the Vesting Computation Period is the 12-month period ending on the last day of the Plan Year.

(C) Counting Years of Service. For purposes of a Participant’s vesting in the Plan, the Plan counts all of an Employee’s Years of Service except:

(1) Forfeiture Break in Service; Cash-Out. For the sole purpose of determining a Participant’s Vested percentage of his/her Account Balance derived from Employer Contributions which accrued for his/her benefit prior to a Forfeiture Break in Service or receipt of a Cash-Out Distribution, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service or receives a Cash-Out Distribution (except where the Plan Administrator restores the Participant’s Account under Section 5.04(B)) .

(2) Rule of parity and one-year hold-out rule. If the rule of parity under Section 5.06(C) or the one-year hold-out rule under Section 5.06(D) applies, the Plan disregards pre-break Service as described therein.

(3) Other exclusions. Consistent with Code §411(a)(4), any Year of Service the Employer elects to exclude under its Adoption Agreement, including Service during any period for which the Employer did not maintain the Plan or a Predecessor Plan. See Section 1.46.

(D) Elapsed Time. If the Employer in its Adoption Agreement elects to apply the Elapsed Time Method in applying the Plan’s vesting schedule, the Plan Administrator will credit Service in accordance with Section 1.32(A)(3) .

5.06 BREAK IN SERVICE AND FORFEITURE BREAK IN SERVICE - VESTING.

(A) Definition of Break in Service. For purposes of this Article V, a Participant incurs a Break in Service if during any Vesting Computation Period he/she does not complete more than 500 Hours of Service. If the Plan applies the Elapsed Time Method of crediting Service, a Participant incurs a Break in Service if the Participant has a Period of Severance of at least 12 consecutive months. If, pursuant to Section 5.05(A), the Plan does not require more than 500 Hours of Service to receive credit for a Year of Service, a Participant incurs a Break in Service in a Vesting Computation Period in which he/she fails to complete a Year of Service.

(B) Definition of Forfeiture Break in Service. A Participant incurs a Forfeiture Break in Service when he/she incurs 5 consecutive Breaks in Service.

(C) Rule of Parity-Vesting. The Employer in its Adoption Agreement may elect to apply the “rule of parity” under Code §411(a)(6)(D) for purposes of determining vesting Years of Service. Under the rule of parity, the Plan Administrator excludes a Participant’s Years of Service before a Break in Service if: (1) the number of the Participant’s consecutive Breaks in Service equals or exceeds 5; and (2) the Participant is 0% Vested in his/her Account Balance (as described under Section 5.04(C)(1)) at the time he/she has the Breaks in Service.

(D) One-Year Hold-out Rule-Vesting. The “one-year hold-out rule” under Code §411(a)(6)(B) will not apply to this Article V unless the Employer elects otherwise in Appendix B. If the one-year hold-out rule applies, an Employee who has a one-year Break in Service will not be credited for vesting purposes with any Years of Service earned before such one-year Break in Service, until the Employee has completed a Year of Service after the one-year Break in Service.

5.07 FORFEITURE OCCURS.

(A) Timing. A Participant’s forfeiture of his/her non-Vested Account Balance derived from Employer Contributions occurs under the Plan on the earlier of:

(1) Forfeiture Break. The last day of the Vesting Computation Period in which the Participant first incurs a Forfeiture Break in Service, or, if earlier, the day of the Participant’s death (subject to Section 5.02); or

(2) Cash-Out. The date the Participant receives a Cash-Out Distribution.

(B) Vesting Schedule/Lost Participants. The Plan Administrator determines the percentage of a Participant’s Account Balance forfeiture, if any, under this Section 5.07 solely by reference to the vesting schedule the Employer elected in its Adoption Agreement. A Participant does not forfeit any portion of his/her Account Balance for any other reason or cause except as expressly provided by this Section 5.07 or as provided under Sections 3.07 or 7.07.

5.08 AMENDMENT TO VESTING SCHEDULE. The Employer under Section 11.02 may amend the Plan’s vesting schedule(s) under Section 5.03 at any time, subject to this Section 5.08. For purposes of this Section 5.08, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Vested percentage of a Participant’s Account Balance. In addition, any shift in the Plan’s vesting schedule under Article X, due to a change in the Plan’s top-heavy status, is an amendment to the vesting schedule for purposes of this Section 5.08.

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(A) No Reduction. The Plan Administrator will not apply the amended vesting schedule to reduce any Participant’s existing Vested percentage (determined on the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) in the Participant’s existing (pre-amendment) and future Account Balance attributable to Employer Contributions, to a percentage less than the Vested percentage computed under the Plan without regard to the amendment. Furthermore, the Plan Administrator will not apply the amended vesting schedule to affect adversely a Participant’s Vesting under the pre-amendment vesting schedule with respect to the Participant’s pre-amendment Account Balance.

(B) Hour of Service Required. Unless the amendment expressly provides otherwise, an amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new vesting schedule becomes effective.

(C) Election. If the Employer amends the Plan’s vesting schedule, each Participant having completed at least 3 Years of Service (as described in Section 5.05) with the Employer prior to the expiration of the election period described below, may elect irrevocably to have the Plan Administrator determine the Vested percentage of his/her Account Balance without regard to the amendment.

(1) Notice of amendment. The Plan Administrator will forward an appropriate notice of any amendment to the vesting schedule to each affected Participant, together with the appropriate form upon which the Participant may make an election to remain under the pre-amendment vesting schedule and notice of the time within which the Participant must make an election to remain under the pre-amendment vesting schedule.

(2) Election timing. The Participant must file his/her election with the Plan Administrator within 60 days of the latest of: (a) the Employer’s adoption of the amendment; (b) the effective date of the amendment; or (c) the Participant’s receipt of a notice of the amendment.

(3) No election if no adverse effect. The election described in this Section 5.08(C) does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at any time as the vesting schedule in effect prior to the amendment.

5.09 EMPLOYEE CONTRIBUTIONS. A Participant who is either fully or partially vested in his or her Employer Contributions will not forfeit any of those contributions merely as the result of a distribution of all or any portion of the Participant’s Employee Contributions.

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Defined Contribution Pre-Approved Plan

ARTICLE VI

DISTRIBUTIONS

6.01 TIMING OF DISTRIBUTION. The Plan Administrator will direct the Trustee to commence distribution of a Participant’s Vested Account Balance in accordance with this Section 6.01 upon the Participant’s Separation from Service (or Severance from Employment) for any reason, upon the Participant’s death, or if the Participant exercises an In-Service Distribution right under the Plan. The Trustee may make Plan distributions on any administratively practical date during the Plan Year, consistent with the Employer’s elections in its Adoption Agreement. For purposes of this Article VI, the Plan applies Severance from Employment in place of Separation from Service where distribution is of Restricted 401(k) Accounts. Section 6.01(A) is controlling as to distribution of all Accounts upon Separation from Service or Severance from Employment. Section 6.01(B) is controlling as to distribution of all Accounts upon death (whether death occurs before or after Separation from Service or Severance from Employment). Section 6.01(C) applies only while a Participant remains employed by the Employer and only to such Accounts described in the Plan and as the Employer elects in its Adoption Agreement.

(A) Distribution upon Separation from Service/Severance from Employment (other than death).

(1) Mandatory Distributions. The Employer in its Adoption Agreement will elect whether the Plan will make Mandatory Distributions and will elect the timing of the Mandatory Distribution. If the Employer elects no Mandatory Distributions, then all distributions are Distributions Requiring Consent under Section 6.01(A)(2) . The timing of any Mandatory Distribution must comply with Code §401(a)(14).

(a) Definition of Mandatory Distribution. A Mandatory Distribution is a Plan required distribution without the Participant’s consent upon the Participant’s Separation from Service. A Mandatory Distribution does not include a distribution based on the Participant’s death or on account of Plan termination.

(i) Distribution after 62/NRA; unlimited amount. Typically, distributions after the Participant attains the later of age 62 or Normal Retirement Age are not Mandatory Distributions. However, the Employer in its Adoption Agreement may elect that a severed Participant may not elect to delay distribution beyond the later of age 62 or Normal Retirement Age, in which case a distribution of any amount to such a Participant is a Mandatory Distribution, subject to paragraph (c) below.

(ii) Distribution before 62/NRA; amount limit and Rollovers. A Mandatory Distribution in the case of a Participant who will receive the distribution before the Participant attains the later of age 62 or Normal Retirement Age may not exceed the amount (not exceeding $5,000) the Employer elects in its Adoption Agreement. In applying the elected Mandatory Distribution amount, the Plan Administrator will include or exclude a Participant’s Rollover Contributions Account as the Employer elects in its Adoption Agreement. The Plan Administrator will disregard accumulated DECs.

(iii) Remaining Installments. A Mandatory Distribution does not include the remaining balance of any Installment distribution (originally subject to Participant consent), but where the remaining Account Balance presently is less than the Mandatory Distribution amount.

(b) Distribution of Mandatory Distribution before 62/NRA; method and timing. If a Participant will receive a Mandatory Distribution before attaining the later of age 62 or Normal Retirement Age, the Plan Administrator will direct the Trustee to distribute the Mandatory Distribution to the Participant in a Lump-Sum (without regard to Section 6.04) consisting of the Participant’s entire Vested Account Balance (including any Rollover Contribution Account even if the Plan disregards a Rollover Contribution Account in determining Mandatory Distribution status). The Plan Administrator will direct the Trustee to make a Mandatory Distribution at the time the Employer elects in its Adoption Agreement, but in no event later than the 60th day following the close of the Plan Year in which: (i) the Participant attains Normal Retirement Age or age 65 if earlier; or (ii) occurs the Participant’s 10th anniversary of Plan participation, whichever is later. See Section 6.08(D) regarding potential Automatic Rollover of Mandatory Distributions. The Plan Administrator, in accordance with Section 6.08(B) will give a rollover notice to a Participant who will receive a Mandatory Distribution. The notice will explain the Automatic Rollover under Section 6.08(D) as applicable in the case of the Participant’s failure to respond timely to the rollover notice.

(c) Distribution of Mandatory Distribution if 62/NRA; method and timing.

(i) Balance not exceeding $5,000. If a Participant will receive a Mandatory Distribution after attaining the later of age 62 or Normal Retirement Age, and the Participant’s Vested Account Balance (including any Rollover Contributions Account) does not exceed $5,000 (or such lesser amount the Employer elects in Appendix B), the Plan Administrator will direct the Trustee to distribute a Mandatory Distribution to the Participant in a Lump-Sum (without regard to Section 6.04) consisting of the Participant’s entire Vested Account Balance. The Plan Administrator will direct the Trustee to make a Mandatory Distribution at the time the Employer elects in its Adoption Agreement, but not later than the 60th day following the close of the Plan Year in which: (A) the Participant incurs a Separation from Service; or (B) occurs the Participant’s 10th anniversary of Plan participation, whichever is later.

(ii) Balance exceeds $5,000. If a Participant will receive a Mandatory Distribution after attaining the later of age 62 or Normal Retirement Age, and the Participant’s Vested Account Balance (including any Rollover Contributions Account) exceeds $5,000 (or such lesser amount the Employer elects in Appendix B), the Participant may elect any method or form of distribution available under the Plan and the Plan Administrator in accordance with Section 6.01(A)(2)(c) will provide the Participant with a distribution notice.

(iii) Rollover notice but no Automatic Rollover. The Plan Administrator, in accordance with Section 6.08(B) will give a rollover notice to a Participant who will receive a Mandatory Distribution under this Section

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6.01(A)(1)(c). However, the Automatic Rollover under Section 6.08(D), in the case of the Participant’s failure to respond timely to the rollover notice, does not apply under this Section 6.01(A)(1)(c).

(2) Distributions Requiring Consent.

(a) Definition of Distribution Requiring Consent. A Distribution Requiring Consent is a distribution upon the Participant’s Separation from Service other than on account of death and which is not a Mandatory Distribution,

(b) Distribution of Distribution Requiring Consent. The Plan Administrator, subject to this Section 6.01(A)(2) regarding Participant elections or the absence thereof, will direct the Trustee to commence or make a Distribution Requiring Consent, at the time or times and in the form the Adoption Agreement specifies.

(c) Distribution notice. At least 30 days and not more than 180 days prior to the Participant’s Annuity Starting Date, the Plan Administrator must provide a written distribution notice (or a summary notice as permitted under Treasury regulations) to a Participant who is eligible to receive a Distribution Requiring Consent. The distribution notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant’s right to postpone distribution until the applicable date described in Section 6.01(A)(2)(f) . The notice will describe the consequences of the Participant’s failure to postpone the distribution. Also see Section 6.08(B) for provisions relating to a rollover notice.

(d) Consent requirements. A Participant must consent, in writing, following receipt of the distribution notice, to any Distribution Requiring Consent. The Participant’s spouse also must consent, in writing, to any distribution, for which Section 6.04 requires the spouse’s consent. The consent requirements of this Section 6.01(A)(2)(d) do not apply to defaulted loans described in Section 7.06(C), to RMDs under Section 6.02 or to corrective distributions under Article IV. See Section 11.05(D) as to consent requirements related to distributions following Plan termination.

(e) Distribution election/reconsideration. A Participant eligible to receive a Distribution Requiring Consent, consistent with the Adoption Agreement and subject to Sections 6.02, 6.03 and 6.04, may elect the time and method of distribution of his/her Account (or portion thereof) following receipt of the distribution notice. Unless the Plan Administrator in a distribution form, notice, or other Plan disclosure indicates otherwise, a Participant may reconsider his/her distribution election at any time prior to the Annuity Starting Date and may elect to commence distribution as of any other distribution date permitted under the Plan or under the Adoption Agreement. A Participant may elect to receive a distribution at any administratively practical time which is earlier than 30 days following the Participant’s receipt of the distribution notice, by waiving in writing the balance of the 30 days. However, if the requirements of Section 6.04 apply, the Participant may not elect to commence distribution during the 7 days immediately following the date of the Participant’s receipt of the distribution notice.

(f) Election to postpone. A Participant eligible to receive a Distribution Requiring Consent prior to his/her Annuity Starting Date, may elect to postpone distribution beyond the time the Employer has elected in its Adoption Agreement, to any specified date including, but not beyond the Participant’s RBD as described in Section 6.02, unless the Employer, in its Adoption Agreement, specifically limits a Participant’s right to postpone distribution of his/her Account Balance only to the later of the date the Participant attains age 62 or Normal Retirement Age. The Plan Administrator will reapply the notice and consent requirements of Section 6.01(A)(2) to any distribution a Participant postpones under this Section 6.01(A)(2)(f) .

(g) No election/deemed elected distribution date. In the absence of a Participant’s consent and distribution election (as described in Sections 6.01(A)(2)(d) and (e)) or in the absence of the Participant’s election under Section 6.01(A)(2)(f), made prior to his/her Annuity Starting Date, to postpone distribution, the Plan Administrator, consistent with the Employer’s elections in its Adoption Agreement, will treat the Participant as having elected (in accordance with the Treasury regulations under Code §§411 and 401(a)(14)) to postpone his/her distribution until the Participant attains age 70 1⁄2. As soon as practical thereafter, but in any event prior to the Participant’s RBD, the Plan Administrator then will direct the Trustee to distribute the Participant’s Vested Account Balance in a Lump-Sum (or, if applicable, the annuity form of distribution required under Section 6.04) . The provisions Section 6.01(A)(2)(e) regarding reconsideration of distribution elections apply to any election or deemed election in this Section 6.01(A)(2)(g) .

(h) Definition of Annuity Starting Date. See Section 1.07.

(3) Disability. If the Participant’s Separation from Service is because of his/her Disability, except to the extent the Employer elects in its Adoption Agreement to accelerate distribution, the Plan Administrator will direct the Trustee to distribute the Participant’s Vested Account Balance at the same time and in the same form as if the Participant had incurred a Separation from Service without Disability.

(4) Determination of Vested Account Balance. For purposes of the consent requirements under this Article VI and of determining whether a distribution is a Mandatory Distribution, the Plan Administrator determines a Participant’s Vested Account Balance as of the most recent Valuation Date immediately prior to the distribution date, and takes into account the Participant’s entire Account Balance, including Elective Deferrals, but including or excluding the Participant’s Rollover Contributions Account as the Employer elects in its Adoption Agreement. The Plan Administrator in determining the Participant’s Vested Account Balance at the relevant time, will disregard a Participant’s Vested Account Balance existing on any prior date, except as related to Installment distributions under Section 6.01(A)(1)(a)(iii).

(5) Consent to Cash-Out Distribution/forfeiture. If a Participant is partially Vested in his/her Account Balance, a Participant’s election under Section 6.01(A)(2) to receive distribution prior to the Participant’s incurring a Forfeiture Break in Service, must be in the form of a Cash-Out Distribution.

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Defined Contribution Pre-Approved Plan

(6) Return to employment. A Participant may not receive a distribution based on Separation from Service, or continue any Installment distribution based on a prior Separation from Service, if, prior to the time the Trustee actually makes the distribution, the Participant returns to employment with the Employer.

(B) Distribution upon Death. In the event of the Participant’s death (whether death occurs before or after Separation from Service or Severance from Employment), the Plan Administrator will direct the Trustee, in accordance with this Section 6.01(B) to distribute to the Participant’s Beneficiary the Participant’s Vested Account Balance remaining in the Trust at the time of the Participant’s death.

(1) Timing of commencement. The Plan Administrator must direct the Trustee to distribute or commence distribution of the deceased Participant’s Vested Account Balance following the date on which the Plan Administrator receives notification of, or otherwise confirms, the Participant’s death. The actual timing of distribution will be in accordance with: (a) the Employer’s Adoption Agreement elections; (b) any Participant or Beneficiary permitted and timely made election under Section 6.03(B); and (c) the Plan terms including Section 6.02.

(2) Distribution method. The Plan Administrator must direct the Trustee to distribute or commence distribution of the deceased Participant’s Vested Account Balance under a method which is in accordance with: (a) the Employer’s Appendix B elections; (b) any Participant or Beneficiary permitted and timely made election under Section 6.03(B); and (c) the Plan terms including Sections 6.02 and 6.04.

(C) In-Service Distribution. The Employer in its Adoption Agreement must elect the Participants’ In-Service Distribution rights, if any. If the Employer elects to permit any In-Service Distributions, the Employer will elect the eligible Contribution Type or Contribution Type Accounts and the age or other events which entitle a Participant to an In-Service Distribution. An In-Service Distribution under this Section 6.01(C) is subject to all provisions and limitations described herein and in Sections 6.04 and 11.02(C)(3) as to Protected Benefits.

(1) Definition of In-Service Distribution. An In-Service distribution means distribution of a Participant’s Account or any portion thereof prior to his/her Separation from Service.

(2) Conditions.

(a) Vesting. The Employer must elect in its Adoption Agreement whether a Participant may receive an In-Service Distribution from an Account which is not fully Vested. If a Participant receives an In-Service Distribution as to a partially-Vested Account, and the Participant has not incurred a Forfeiture Break in Service, the Plan Administrator will apply the vesting provisions of Section 5.03(C) .

(b) Other conditions. The Employer in its Adoption Agreement may elect other conditions applicable to In-Service Distributions.

(3) Administration.

(a) Participant election. A Participant must make any permitted In-Service Distribution election under this Section 6.01(C) in writing and on a form prescribed by the Plan Administrator which specifies the percentage or dollar amount of the distribution and the Participant’s Contribution Type or Account to which the election applies.

(b) Frequency, timing and method. If the Plan permits In-Service Distributions: (i) the Plan Administrator may adopt a policy imposing frequency limitations or other reasonable administrative conditions, unless the Employer has specified the maximum number of In-Service Distributions in the Adoption Agreement; and (ii) a Participant may elect as many In-Service Distributions per Plan Year as the Adoption Agreement or the election form prescribed by the Plan Administrator allows, or as any In-Service Distribution policy permits, with a minimum of one In-Service Distribution permitted each Plan Year. If neither the Adoption Agreement nor the Plan Administrator’s form or policy specifies the permitted number of Plan Year In-Service Distributions, the number is not limited. The Trustee, as directed by the Plan Administrator and subject to Section 6.04, will distribute the amount(s) a Participant elects, as soon as administratively practical after the Participant files his/her properly completed In-Service Distribution election with the Plan Administrator. The Trustee will distribute the Participant’s remaining Account Balance in accordance with the other provisions of this Article VI.

(4) Account restrictions.

(a) Nonelective, Regular Matching, Additional Matching and SIMPLE Contribution distribution events. The Employer in its Adoption Agreement may elect to permit an In-Service Distribution of the Nonelective, Regular Matching, Additional Matching and SIMPLE Contribution Accounts upon a Participant’s attainment of a stated age, based on a fixed number of years or based upon some other specified event, such as hardship under Section 6.07. Such Adoption Agreement elections include, but are not limited to, the following:

(i) Two year “seasoned” contributions. The contributions which the Plan Administrator will distribute were made at least 2 years (or such other greater period as the Employer elects in its Adoption Agreement) prior to the date on which the distribution will occur. Such distributions may include Earnings on the “seasoned” contributions.

(ii) 60 months of participation. The Participant has been a Participant for at least 60 months (or for such other greater period as the Employer elects in its Adoption Agreement) prior to the date on which the Plan Administrator will make the distribution. This election applies to all applicable contributions, regardless of when made.

(b) 401(k) Plans.

(i) Limitation. The Employer in its Adoption Agreement may elect to permit an In-Service Distribution of the Restricted 401(k) Accounts only upon a Participant’s Disability, attainment of age 59 1/2 (or any later age), hardship in accordance with Section 6.07, and as a QRD. Also see Section 6.11 regarding deemed severance distributions.

(ii) Definition of Restricted 401(k) Accounts. A Participant’s Restricted 401(k) Accounts are the Participant’s Elective Deferral Account, Roth Deferral Account, QNEC Account, QMAC Account, and Safe Harbor Contributions Account.

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(iii) Definition of QRD. A QRD means a qualified reservist distribution as defined under Code §72(t)(2)(G)(iii). A QRD is any distribution to an individual who is ordered or called to active duty after September 11, 2001, if: (A) the distribution is from the Elective Deferral Account; (B) the individual was (by reason of being a member of a reserve component, as defined in section 101 of title 37, United States Code) ordered or called to active duty for a period in excess of 179 days or for an indefinite period; and (C) the Plan makes the distribution during the period beginning on the date of such order or call, and ending at the close of the active duty period.

(c) Money Purchase Pension Plans.

(i) Limitation. The Employer in its Adoption Agreement may elect to permit an In-Service distribution of the Restricted Pension Accounts only upon attainment of Normal Retirement Age (or any later age). For Plan Years commencing after 2006, the Employer in its Adoption Agreement may elect to permit distribution on attainment of age 62 (or any later age), even if Normal Retirement Age is later than age 62.

(ii) Definition of Restricted Pension Accounts. A Participant’s Restricted Pension Accounts are the Participant’s Money Purchase Pension Plan or as applicable, target benefit plan Accounts.

(d) Prevailing Wage Contributions. For purposes of In-Service Distributions, a Participant’s Prevailing Wage Contribution Account is treated as a Nonelective or other Employer Contribution Account as applicable. However, if the Employer in its Adoption Agreement elects to offset other Contribution Types with the Prevailing Wage Contribution, for purposes of In-Service Distributions, the Plan Administrator will treat that portion of the Prevailing Wage Contribution Account which offsets another Contribution Type, as the other Contribution Type.

(e) Rollover Contributions, Employee Contributions and DECs. Unless otherwise specified on Appendix B, a Participant may elect to receive an In-Service Distribution of his/her Accounts attributable to Rollover Contributions, Employee Contributions and DECs. Distribution of a Rollover Contribution is subject to Section 6.04 if Section 6.04 otherwise applies to the Participant.

(f) Transferred amounts/distribution restrictions and Protected Benefits.

(i) Distribution restrictions: transfers from pension plans to non-pension plans. Except in the case of certain Elective Transfers, if this Plan is a Profit Sharing Plan or a 401(k) Plan, the Plan, except in accordance with Section 6.01(C)(4)(c), may not make any In-Service Distribution to the Participant of his/her Restricted Pension Accounts (including post-transfer Earnings on those Accounts) previously transferred, within the meaning of Code §414(l), to this Plan from a Money Purchase Pension Plan (or from a target benefit plan). In applying the Normal Retirement Age restriction in Section 6.01(C)(4)(c), the plan is subject to the limitations of Section 5.01(A) . This limitation applies only to such transferred balances consisting of Restricted Pension Accounts.

(ii) Distribution restrictions: transfers from 401(k) Plans to other plans. Except in the case of certain Elective Transfers, if this Plan is a Profit Sharing Plan or a Money Purchase Pension Plan, the Plan, except in accordance with Section 6.01(C)(4)(b), may not make any In-Service Distribution to the Participant of his/her Restricted 401(k) Accounts (including post-transfer Earnings on those Accounts) previously transferred, within the meaning of Code §414(l), to this Plan from a 401(k) Plan. This limitation applies only to such transferred balances consisting of Restricted 401(k) Accounts.

(iii) Protected Benefit/Separate Accounting. See Section 11.06 regarding preservation of Protected Benefits with regard to transferred amounts. The Plan Administrator must apply proper separate accounting of transferred amounts to comply with this Section 6.01(C)(4)(f).

(g) Designated IRA. A Participant may request and receive distribution of his/her Designated IRA Account at any time, subject to the requirements of Code §401(a)(9) and the regulations thereunder as applicable to IRAs. Section 6.04 does not apply to Designated IRA Contributions.

(5) Hardship. See Section 6.07 regarding requirements for In-Service Distributions and for post-Separation from Service or Severance from Employment distribution accelerations, based on hardship.

(6) Plan termination. If the Employer terminates the Plan, the Plan Administrator may instruct the Trustee to make distribution of any restricted accounts (as described in Section 6.01(C)(4)) in accordance with Section 11.05.

(7) In-Service Distribution Events for IRRs. IRRs are limited to Accounts which are then available for other types of distributions, unless the Employer specifies one or more in-service distribution events which are limited to IRRs. If the Employer does so, the Employer in Appendix B may permit distribution of an additional amount solely for the purpose of federal or state income tax withholding for the Participant’s anticipated tax obligations regarding the amount includible in the Participant’s gross income by reason of the IRR (and the amount withheld for income taxes). The Plan Administrator may limit the amount of the 100% withholding distribution to the amount the Plan Administrator reasonably determines is sufficient to satisfy the Participant’s federal and/or state income tax liability relating to the Plan distribution.

(8) EACA permissible withdrawals. See Section 3.02(B)(2)(d) regarding EACA permissible withdrawals.

6.02 REQUIRED MINIMUM DISTRIBUTIONS.

(A) Lifetime RMDs.

(1) RBD. The Plan Administrator will direct the Trustee to distribute or to commence distribution to the Participant of the Participant’s entire Vested Account Balance no later than the Participant’s RBD.

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(2) Amount of RMD for each DCY. During the Participant’s lifetime, the RMD that will be distributed for each DCY is the lesser of:

(a) ULT amount. The quotient obtained by dividing the Participant’s RMD Account Balance by the distribution period in the ULT, using the Participant’s age as of the Participant’s birthday in the DCY; or

(b) SLT/younger spouse. If the Participant’s sole Designated Beneficiary for the DCY is the Participant’s spouse who is more than 10 years younger than the Participant, the quotient obtained by dividing the Participant’s RMD Account Balance by the distribution period in the JLT using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the DCY.

(3) Lifetime RMDs continue through year of Participant’s death. RMDs will be determined under this Section 6.02(A) beginning with the first DCY and up to and including the DCY that includes the Participant’s date of death or until the Participant’s Vested Account Balance is completely distributed.

(B) Death RMDs.

(1) Death of Participant before DCD. If the Participant dies before the DCD, the Plan Administrator will direct the Trustee to distribute or commence distribution to the Participant of the Participant’s Vested Accrued Benefit no later than as follows:

(a) Spouse sole Designated Beneficiary. Unless the Employer elects otherwise in Appendix B of its Adoption Agreement, if the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(i) Death of spouse. If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse are required to begin, then this Section 6.02(B)(1) (other than Section 6.02(B)(1)(a)) will apply as if the surviving spouse were the Participant.

(b) Other Designated Beneficiary. Except as otherwise provided in this Section 6.02(B)(1), if the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) No Designated Beneficiary/“5-year rule.” If there is no Designated Beneficiary as of September 30 of the year following the calendar year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) Participant survived by Designated Beneficiary/“Life Expectancy rule.” If there is a Designated Beneficiary, the RMD for each DCY after the year of the Participant’s death is the quotient obtained by dividing the Participant’s RMD Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 6.02(B)(2)(a).

(e) 5-year or Life Expectancy rule; possible election. This Section 6.02(B)(1)(e) applies if a Participant dies before the DCD and determines whether the Life Expectancy rule under Section 6.02(B)(1)(d) or the 5-year rule under Section 6.02(B)(1)(c) applies to RMDs of a Beneficiary. If the Beneficiary is not a Designated Beneficiary, then the 5-year rule of Section 6.02(B)(1)(c) applies. Otherwise, the Employer may elect application of the Life Expectancy rule (Section 6.02(B)(1)(d)) or the 5-year rule in its Adoption Agreement. In the absence of an Adoption Agreement election, a Designated Beneficiary may elect which of these rules will apply. A permitted Beneficiary election under this Section 6.02(B)(1)(e) must be made no later than the earlier of December 31 of the calendar year in which distribution would be required to begin under Section 6.02(B)(1), or by December 31 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. In the absence of a timely Beneficiary election, the Life Expectancy rule applies unless the Employer elects otherwise in the Adoption Agreement. The election of the Life Expectancy rule or the 5-year rule does not (i) entitle a Beneficiary to receive Installment distributions or Partial Distributions not otherwise provided in Section 6.03(A)(2), or (ii) delay the commencement or payment of distributions otherwise provided in 6.01(B)(1).

(2) Death on or after DCD. This Section 6.02(B)(2) applies if the Participant dies on or after his/her DCD. If distribution has commenced before the participant’s death, the remaining interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the participant’s death, as provided and determined under Treas. Reg. §1.401(a)(9) -2, Q&A 5.

(a) Participant survived by Designated Beneficiary. If there is a Designated Beneficiary, the RMD for each DCY after the year of the Participant’s death is the quotient obtained by dividing the Participant’s RMD Account Balance by the longer of the Participant’s remaining Life Expectancy or the Designated Beneficiary’s remaining Life Expectancy, determined as follows:

(i) Participant’s life expectancy. The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii) Spouse as sole Designated Beneficiary. If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each DCY after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For DCYs after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

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(iii) Non-Spouse Designated Beneficiary. If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the RMD for each DCY after the year of the Participant’s death is the quotient obtained by dividing the Participant’s RMD Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(C) Distribution Methods. Nothing in this Section 6.02 gives any Participant or any Beneficiary the right to receive a distribution of the Participant’s Account under any method or at a time which the Plan does not permit. Unless the Participant’s Vested Account Balance is distributed in the form of an annuity purchased from an insurance company or in a Lump Sum on or before the RBD, as of the first DCY, distributions will be made in accordance with Section 6.02(A) and (B), but subject to the Employer’s Adoption Agreement elections regarding the method of distribution. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code §401(a)(9) and the applicable Treasury regulations. Payments under such an annuity will either be non-increasing, or will increase only in accordance with Treas. Reg. §1.401(a)(9) -6, Q&A 14. If the Adoption Agreement limits distributions to a Lump Sum, the Plan will distribute the Participant’s entire Vested Account Balance in the form of a Lump Sum on or before the Participant’s RBD, or if applicable, at the time determined in Section 6.02(B), but subject to the Employer’s Adoption Agreement elections regarding timing of the distribution. See Section 6.03(B) regarding Participant and Beneficiary elections.

(D) Operating Rules.

(1) Precedence. The requirements of this Section 6.02 will take precedence over any inconsistent provisions of the Plan.

(2) Requirements of Treasury regulations incorporated. All distributions required under this Section 6.02 will be determined and made in accordance with the Treasury regulations under Code §401(a)(9) and the minimum distribution incidental benefit requirement of Code §401(a)(9)(G).

(3) TEFRA Section 242(b)(2) elections. Notwithstanding the other provisions of this Section 6.02, distributions may be made under Section 6.10.

(E) Definitions. The following definitions apply to this Section 6.02.

(1) Designated Beneficiary. A “Designated Beneficiary” means an individual who is a Beneficiary under Section 7.05 (whether pursuant to a designation by the Participant or application of the Plan terms) and who is a designated beneficiary under Code §401(a)(9) of the Internal Revenue Code and Treas. Reg. §1.401(a)(9) -4, Q&As-4 and -5.

(2) DCY. A DCY is a distribution calendar year for which an RMD is required. For RMDs beginning before the Participant’s death, the first DCY is the calendar year immediately preceding the calendar year which contains the Participant’s RBD. For RMDs beginning after the Participant’s death, the first DCY is the calendar year in which distributions are required to begin under Section 6.02(B) . The RMD for the Participant’s first DCY will be made on or before the Participant’s RBD. The RMD for other DCYs, including the RMD for the DCY in which the Participant’s RBD occurs, will be made on or before December 31 of that DCY.

(3) DCD. A DCD is a distribution commencement date and generally means the Participant’s RBD. However, if Section 6.02(B)(1)(a)(i) applies, the DCD is the date distributions are required to begin to the surviving spouse under Section 6.02(B)(1)(a) . If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the otherwise applicable DCD, then the DCD is the date distributions actually commence.

(4) JLT. The JLT is the Joint and Last Survivor Table set forth in Treas. Reg. §1.401(a)(9) -9, Q/A-3.

(5) Life Expectancy. Life Expectancy refers to life expectancy as computed under the SLT.

(6) Participant’s RMD Account Balance. A Participant’s RMD Account Balance is the account balance as of the last Valuation Date in the VCY increased by the amount of any contributions made and allocated or forfeitures allocated to the Account Balance as of dates in the VCY after the Valuation Date and decreased by distributions made in the VCY after the Valuation Date. The Account Balance for the VCY includes any amounts rolled over or transferred to the Plan either in the VCY or in the DCY if distributed or transferred in the VCY.

(a) Reduction for QLACs. Effective July 2, 2014, a Participant’s RMD Account Balance does not include the value of any QLACs (as defined below).

(b) Definition of QLAC. A QLAC is qualifying longevity annuity contract as defined in A-17 of Treas. 1.401(a)(9) -6. Pursuant to such Regulation, a QLAC is an annuity contract that is purchased from an insurance company for a Participant on or after July 2, 2014, and that satisfies each of the requirements of Section 6.02(F) .

(7) RBD. A Participant’s RBD is his/her required beginning date determined as follows:

(a) More than 5% owner. A Participant’s RBD is the April 1 of the calendar year following the close of the calendar year in which the Participant attains age 70 1/2 if the Participant is a more than 5% owner (as defined in Code §416(i)(B)) at any time during the Plan Year ending in that calendar year. If a Participant is a more than 5% owner at the close of the relevant Plan Year, the Participant may not discontinue RMDs notwithstanding the Participant’s subsequent change in ownership status.

(b) Other Participants. If the Participant is not a more than 5% owner, his/her RBD is the April 1 of the calendar year following the close of the calendar year in which the Participant incurs a Separation from Service or, if later, the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

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(c) Election as to RBD. The Employer in Appendix B may elect that the Plan Administrator continue to apply (indefinitely or to a specified date) the RBD definition in effect prior to 1997 (“pre-SBJPA RBD”). A Participant’s pre-SBJPA RBD (if applicable) is April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

(8) RMD. An RMD is the required minimum distribution the Plan must make to a Participant or Beneficiary for a DCY. The Plan Administrator determines an RMD without regard to vesting, but in accordance with Treas. Reg. §1.401(a)(9) -5, the Plan only will distribute an RMD to the extent that the amount distributed is Vested.

(9) SLT. The SLT is the Single Life Table set forth in Treas. Reg. §1.401(a)(9) -9, Q/A-1.

(10) ULT. The ULT is the Uniform Lifetime Table set forth in Treas. Reg. §1.401(a)(9) -9, Q/A-2.

(11) VCY. A VCY is a valuation calendar year, which is the calendar year immediately preceding a DCY.

(F) QLAC Requirements. An annuity contract is a QLAC only if it satisfies all of the requirements below:

(1) Premium Limitations. The premiums paid with respect to the contract on a date do not exceed the lesser of the amounts in subparagraphs (a) and (b), determined in accordance with the provisions of paragraph (b) of A-17 of Treas. Reg. 1.401(a)(9) -6, subject to the rules of application in paragraphs (c) and (d).

(a) Dollar limit. An amount equal to the excess of $125,000 (as adjusted under paragraph (d)(2) of A–17 of Treas. Reg. 1.401(a)(9) -6), over the sum of the premiums paid before that date with respect to the contract, and the premiums paid on or before that date with respect to any other contract that is intended to be a QLAC and that is purchased for the Participant under the Plan, or any other plan, annuity, or account described in Code §401(a), 403(a), 403(b), or 408 or eligible governmental plan under §457(b).

(b) Percentage limit. An amount equal to the excess of 25% of the Participant’s account balance under the Plan (including the value of any QLAC held under the Plan for the Participant) as of that date, over the sum of the premiums paid before that date with respect to the contract, and the premiums paid on or before that date with respect to any other contract that is intended to be a QLAC and that is held or was purchased for the Participant under the Plan.

(2) Commencement deadline. The contract provides that distributions under the contract must commence not later than a specified Annuity Starting Date that is no later than the first day of the month next following the 85th anniversary of the Employee’s birth.

(3) Distribution requirements. The contract provides that, after distributions under the contract commence, those distributions must satisfy the requirements of paragraph (c) of A-17 of Treas. Reg. §1.401(a)(9) -6 (other than the requirement that annuity payments commence on or before the required beginning date (RBD)).

(4) Reliance on representations. For purposes of the limitation on premiums described in paragraphs (a) and (b) above, unless the Plan Administrator has actual knowledge to the contrary, the Plan Administrator may rely on an Employee’s representation (made in writing or such other form as may be prescribed by the Commissioner) of the amount of the premiums described in such paragraphs, but only with respect to premiums that are not paid under a plan, annuity, or contract that is maintained by the Employer or an entity that is treated as a single employer with the Employer under Code §414(b), (c), (m), or (o).

(5) Consequences of excess premiums. If an annuity contract fails to be a QLAC solely because a premium for the contract exceeds the limits under paragraph (a) above, then the contract is not a QLAC beginning on the date that premium payment is made unless the excess premium is returned to the non-QLAC portion of the Participant’s account in accordance with paragraph (d)(1)(ii)(B) of A-17 of Treas. Reg. §1.401(a)(9) -6. If the contract fails to be a QLAC, then the value of the contract may not be disregarded under paragraph 6.06(E)(6)(a) as of the date on which the contract ceases to be a QLAC. If the excess premium is returned (either in cash or in the form of a contract that is not intended to be a QLAC) to the non-QLAC portion of the Participant’s account by the end of the calendar year following the calendar year in which the excess premium was originally paid, then the contract will not be treated as exceeding the limits under paragraph (a) above at any time, and the value of the contract will not be included in the employee’s account balance under paragraph 6.06(E)(6)(a) above. If the excess premium (including the fair market value of an annuity contract that is not intended to be a QLAC, if applicable) is returned to the non-QLAC portion of the Participant’s account after the last valuation date for the calendar year in which the excess premium was originally paid, then the Participant’s account balance for that calendar year must be increased to reflect that excess premium in the same manner as a Participant’s account balance is increased under Treas. Reg. §1.401(a)(9) –7, A–2 to reflect a rollover received after the last valuation date.

(6) Formal designation. Except as otherwise permitted under A-17 of Treas. Reg. §1.401(a)(9) -6, when the contract is issued, the contract (or a rider or endorsement with respect to that contract) states that the contract is intended to be a QLAC; and

(7) Contract type. The contract is not a variable contract under Code §817, an indexed contract, or a similar contract, except to the extent provided by the Commissioner in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin.

6.03 POST-SEPARATION (SEVERANCE), LIFETIME RMD, AND BENEFICIARY DISTRIBUTION METHODS. Distribution of a Participant’s Account: (i) after Separation from Service (or Severance from Employment); (ii) during employment but where the lifetime RMD requirements under Section 6.02(A) apply; and (iii) to a Beneficiary after the Participant’s death, are subject to the distribution methods in this Section 6.03.

(A) Plan Available Methods.

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(1) Participant methods. The Employer in its Adoption Agreement will elect one or more of the following distribution methods applicable to a Participant: (i) Lump-Sum; (ii) Installments; (iii) Installments but only if the Participant is required to receive lifetime RMDs under Section 6.02(A); (iv) Alternative Annuity; (v) Partial Distribution; or (vi) any other method the Employer describes in its Adoption Agreement. If Section 6.04 applies, the distribution must be a QJSA unless waived. In the event of a QJSA waiver, the distribution will be made under the alternative method the Participant elects (including a QOSA, as applicable), in accordance with this Section 6.03.

(2) Beneficiary Methods. If the Plan is subject to Section 6.04, a surviving spouse Beneficiary may receive a QPSA. However, a surviving spouse Beneficiary may elect to waive the QPSA in favor of another Beneficiary distribution method the Plan permits. See Section 6.04(B)(5) . The balance of this paragraph shall apply after a Participant’s death in all other situations, except to the extent the Employer makes a contrary election in Appendix B. The Lump-Sum method shall apply to distributions to the beneficiary if (a) the only distribution option available for Participants is a Lump-Sum distribution, or (b) the Employer elects in the Adoption Agreement to require distribution to the Beneficiary as soon as practical after the Participant dies or on or before the end of the year following the year of the Participant’s death. Otherwise, (i) a Beneficiary may elect to receive a distribution either as a Lump-Sum or in Installments, (ii) if the Plan permits Partial Distributions to Participants (in general or for RMDs) the Beneficiary may elect to receive Partial Distributions, and (iii) any Installments or Partial Distributions in a DCY must be at least equal to the RMD for the DCY. See Sections 6.02(B)(1)(e) and 6.02(C) as to distribution timing elections and elections relating to death of the Participant before the DCD.

(3) Definition of Lump-Sum. A Lump-Sum means a single payment and includes, but is not limited to, a “lump-sum distribution” under Code §402(e)(4)(D). If the Employer in its Adoption Agreement elects to limit distributions to a Lump-Sum, all Plan distributions must be made in this form, including all RMDs under Section 6.02.

(4) Definition of Installments. Installments means payment in monthly, quarterly, semi-annual, annual or other installments over a fixed reasonable period of time, not exceeding the Life Expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his/her Designated Beneficiary. To facilitate an Installment distribution the Plan Administrator under Section 7.04(A)(2)(c) may direct the Trustee to place all or any part of the Participant’s Account Balance in a Segregated Account.

(a) Installments only for Lifetime RMDs. If the Employer in its Adoption Agreement elects Installments only if a Participant is subject to lifetime RMDs under Section 6.02(A), and does not elect Installments generally, only the affected Participants are entitled to an Installment distribution under the Plan. Any such Installment must satisfy Section 6.02(A) .

(b) Installment acceleration. A Participant or Beneficiary receiving an Installment distribution may, at any time, elect to accelerate the payment of all, or any portion, of the Participant’s unpaid Vested Account Balance.

(5) Definition of Alternative Annuity. An Alternative Annuity means distribution of an Annuity Contract, including but not limited to a QLAC, which is not a QJSA, QPSA or a QOSA. The Alternative Annuity must be based on the life of the Participant or upon the joint lives of the Participant and an Individual Beneficiary. The Employer in its Adoption Agreement will describe the material characteristics of any Alternative Annuity available under the Plan.

(6) Definition of Partial Distribution. If the Plan allows Partial Distributions (sometimes called “Ad-Hoc Distributions”), it means the Participant or Beneficiary may at any time after Separation from Service (or Severance from Employment) elect distribution of all or any part of his/her Account or of specified Accounts under the Plan. The Plan Administrator may adopt a policy regarding Partial Distributions imposing a reasonable minimum distribution amount, frequency limitations or other reasonable administrative conditions.

(a) Partial Distributions only for Lifetime RMDs. If the Employer in its Adoption Agreement elects Partial Distributions only if a Participant is subject to lifetime RMDs under Section 6.02(A), and does not elect Partial Distributions generally, only the affected Participants are entitled to a Partial Distribution under the Plan. Any such Partial Distribution must satisfy Section 6.02(A).

(B) Participant and Beneficiary Elections. Subject to any contrary requirements imposed by Sections 6.01, 6.02, this Section 6.03 or 6.04, and also subject to Section 6.12 as to the form of distribution (cash or property), a Participant or Beneficiary may elect any method, form or timing of distribution the Plan permits.

(1) Participant election as to Beneficiary. The Participant, on a form prescribed by the Plan Administrator, may elect the distribution method, form and timing which will apply to any Beneficiary, including his/her surviving spouse. The Participant’s election may limit any Beneficiary’s right to increase or to reduce the frequency or the amount of any payments.

(2) If no election. Unless the Employer otherwise elects in Appendix B, if a Participant or Beneficiary does not make a timely election as to the distribution method, form and timing as the Plan may permit, the Plan Administrator will direct the Trustee to distribute a Lump-Sum as soon as is practical and at the earliest date the Plan permits distribution but not later than the date the Plan requires distribution. If the Plan does not permit a Lump-Sum distribution, the Plan Administrator will direct distribution under any other method the Plan permits. If the Plan permits an election as to cash or property, in the absence of an election, the Plan Administrator will direct the Trustee to distribute cash, subject to Section 6.12.

(3) Combination of methods. If the Plan permits more than one distribution method under this Section 6.03, a Participant or Beneficiary may elect any combination of the available methods either as to different Accounts or as to specified amounts subject to distribution. The Plan Administrator may adopt a policy imposing a reasonable minimum distribution amount as a condition of a Participant or Beneficiary electing a combination of distribution methods.

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(4) No third party discretion. No third party, including the Employer, the Plan Administrator and the Trustee, may exercise discretion over any Participant or Beneficiary election of the method of distribution, provided the election is made in accordance with the Plan.

(5) Lump-Sum only if Account does not exceed $5,000. Any distribution elections permitted under this Section 6.03 are available only if the Participant’s Vested Account Balance, as determined under Section 6.01(A)(4), exceeds $5,000, unless the Employer elects to apply any lesser amount in Appendix B. If the Participant’s Vested Account Balance does not exceed $5,000 (or such lesser amount the Employer elects in Appendix B), the Trustee will distribute the balance in a Lump-Sum (which will be a Cash-Out Distribution if the Participant’s Account Balance is not 100% Vested) without regard to Section 6.04.

(6) Sourcing election. If a Participant or Beneficiary who will receive a partial (non-corrective) distribution of his/her Plan Account has both a Designated Roth Account (or some other Account with tax basis) and one or more pre-tax Accounts including a Pre-Tax Deferral Account, the Participant or Beneficiary may elect the Account source(s) and composition (contributions or Earnings) of the distribution. This Section 6.03(B)(6) as to election of Account sources from among multiple sources does not apply to the extent that a Participant or Beneficiary is eligible under the Plan terms to receive a distribution only from one specific Account source. In the absence of a Participant or Beneficiary election, the Plan Administrator operationally will determine the Account source(s) from which the Trustee will make the distribution and will determine whether such amounts distributed consist of the Account contributions or of Account Earnings or both.

(7) Application to alternate payees. This Section 6.03 applies to an alternate payee in the same manner as if the alternate payee were the Participant. See Section 6.05 as to the right of a QDRO alternate payee to elect the distribution method, form and timing applicable to the alternate payee’s distribution.

(C) Modification. The Employer in its Adoption Agreement may elect to modify the methods of payment available under the Plan, consistent with this Section 6.03. If the Employer’s Plan is a Restated Plan, or in any other permitted Plan amendment, the Employer in accordance with Treas. Reg. §1.411(d) -4, may elect to eliminate from the prior Plan certain Protected Benefits.

6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND TO SURVIVING SPOUSES.

(A) Qualified Joint and Survivor Annuity (QJSA). The Plan Administrator must direct the Trustee to distribute a married or unmarried Participant’s Vested Account Balance in the form of a QJSA (or in the form of a QOSA described in Section 6.04(A)(8)), unless the Participant, and spouse if the Participant is married, waive the QJSA in accordance with this Section 6.04(A) or unless Section 6.04(G) applies.

(1) Definition of QJSA if married. If, as of the Annuity Starting Date, the Participant is married (even if the Participant has not been married throughout the one year period ending on the Annuity Starting Date), a QJSA is an immediate Annuity Contract which is purchasable with the Participant’s Vested

Account Balance and which provides a Life Annuity for the Participant and a Survivor Annuity payable for the remaining life of the Participant’s surviving spouse equal to 50% of the amount of the annuity payable during the life of the Participant.

(2) Definition of QJSA if not married. If, as of the Annuity Starting Date, the Participant is not married, a QJSA is an immediate Life Annuity Contract for the Participant which is purchasable with the Participant’s Vested Account Balance.

(3) Modification of QJSA benefit. The Employer in Appendix B may elect a different percentage (more than 50% but not exceeding 100%) for the Survivor Annuity.

(4) Definitions of Life/Survivor Annuity. A Life Annuity means an Annuity Contract payable to the Participant in equal installments for the life of the Participant that terminates upon the Participant’s death. A Survivor Annuity means an Annuity Contract payable to the Participant’s surviving spouse in equal installments for the life of the surviving spouse that terminates upon the death of the surviving spouse.

(5) QJSA notice/timing. A Participant may elect distribution of the QJSA at the earliest retirement age under the Plan, which is the earliest date on which the Participant could elect to receive retirement benefits. A married Participant may elect distribution of the QJSA without spousal consent. At least 30 days and not more than 180 days before the Participant’s Annuity Starting Date, the Plan Administrator must provide the Participant a written explanation of the terms and conditions of the QJSA, the Participant’s right to make, and the effect of, an election to waive the QJSA benefit, the rights of the Participant’s spouse regarding the waiver election and the Participant’s right to make, and the effect of, a revocation of a waiver election and which otherwise satisfies the requirements of Treas. Reg. §1.417(a)(3) -1.

(6) Waiver frequency and timing. The Plan does not limit the number of times the Participant may revoke a waiver of the QJSA or make a new waiver during the election period. The Participant (and his/her spouse, if the Participant is married), may revoke an election to receive a particular form of benefit at any time until the Annuity Starting Date.

(7) Married Participant waiver. A married Participant’s QJSA waiver election is not valid unless: (i) the Participant’s spouse (to whom the Survivor Annuity is payable under the QJSA), after the Participant has received the QJSA notice, has consented in writing to the waiver election, the spouse’s consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his/her representative) witnesses the spouse’s consent; (ii) the spouse consents to the alternative method of payment designated by the Participant or to any change in that designated method of payment; and (iii) unless the spouse is the Participant’s sole primary Beneficiary, the spouse consents to the Participant’s Beneficiary designation or to any change in the Participant’s Beneficiary designation.

(a) Effect of spousal consent/blanket waiver. The spouse’s consent to a waiver of the QJSA is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to the Participant’s future payment method election or Beneficiary designation, if the spouse acknowledges the right to limit his/her consent to a specific designation but, in writing, waives that right.

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(b) Spousal consent not required. The Plan Administrator will accept as valid a waiver election which does not satisfy the spousal consent requirements if it is established to the satisfaction of the Plan Administrator that: (i) the Participant does not have a spouse; (ii) the spouse cannot be located; or (iii) the Participant is legally separated or has been abandoned (within the meaning of applicable state law) and the Participant has a court order to that effect. If the Participant’s spouse is legally incompetent to give consent, the spouse’s legal guardian (even if the guardian is the Participant) may give consent.

(8) Qualified Optional Survivor Annuity (QOSA). A Participant who elects to waive the QJSA form of benefit is entitled to elect the QOSA at any time during the applicable QJSA election period. The QJSA notice will explain the terms and conditions of the QOSA. The QJSA provisions of Section 6.04(A) apply to a QOSA the Participant elects pursuant to this Section 6.04(A)(8) .

(a) Definition of QOSA. A QOSA is an Annuity Contract: (i) for the life of the Participant with a Survivor Annuity for the life of the spouse which is equal to the Applicable Percentage of the amount of the annuity which is payable during the joint lives of the Participant and the spouse; and (ii) which is the actuarial equivalent of a single annuity for the life of the Participant. A QOSA also includes any annuity in a form having the effect of an annuity described in the preceding sentence.

(b) Definition of Applicable Percentage. For purposes of this Section 6.04(A)(8), the Applicable Percentage is based on the Survivor Annuity percentage under the Plan’s QJSA. If the Survivor Annuity percentage is less than 75%, then the Applicable Percentage is 75%. If the Survivor Annuity percentage is greater than or equal to 75%, the Applicable Percentage is 50%.

(c) No spousal consent requirement for QOSA. A Participant may elect a QOSA without spousal consent.

(B) Qualified Preretirement Survivor Annuity (QPSA). If a married Participant dies prior to his/her Annuity Starting Date, the Plan Administrator will direct the Trustee to distribute a portion of the Participant’s Vested Account Balance to the Participant’s surviving spouse in the form of a QPSA, unless the Participant has a valid QPSA waiver election in effect, or unless Section 6.04(G) applies. The Employer in its Adoption Agreement will elect whether to apply the “one-year marriage rule.” If the Employer elects to apply the one-year marriage rule, the QPSA benefit does not apply unless the Participant and his/her spouse were married throughout the one year period ending on the date of the Participant’s death.

(1) Definition of QPSA. A QPSA is an Annuity Contract which is purchasable with 50% of the Participant’s Vested Account Balance (determined as of the date of the Participant’s death) and which is payable for the life of the Participant’s surviving spouse.

(2) Modification of QPSA. The Employer in Appendix B may elect a different percentage (more than 50% but not exceeding 100%) for the QPSA.

(3) Ordering rule. The value of the QPSA is attributable to Employer Contributions, to Pre-Tax Deferrals, to Roth Deferrals, and to Employee Contributions in the same proportion as the Participant’s Vested Account Balance is attributable to those contributions.

(4) Disposition of remaining balance. The portion of the Participant’s Vested Account Balance not payable as a QPSA is payable to the Participant’s Beneficiary, in accordance with the remaining provisions of this Article VI.

(5) Surviving spouse elections. If the Participant’s Vested Account Balance which the Trustee would apply to purchase the QPSA exceeds $5,000, the Participant’s surviving spouse may elect to have the Trustee commence payment of the QPSA at any time following the date of the Participant’s death, but not later than Section 6.02 requires, and may elect any of the methods of payment described in Section 6.03, in lieu of the QPSA. In the absence of an election by the surviving spouse, the Plan Administrator must direct the Trustee to distribute the QPSA on the earliest administratively practicable date following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant’s death; (b) the date the Plan Administrator receives notification of or otherwise confirms the Participant’s death; (c) the date the Participant would have attained Normal Retirement Age; or (d) the date the Participant would have attained age 62.

(6) QPSA notice/timing. The Plan Administrator must provide a written explanation of the QPSA to each married Participant within the following period which ends last: (a) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (b) a reasonable period after an Employee becomes a Participant; (c) a reasonable period after Section 6.04 of the Plan becomes applicable to the Participant; or (d) a reasonable period after the Plan no longer satisfies the requirements for a fully subsidized benefit. A “reasonable period” described in clauses (b), (c), and (d) is the period beginning one year before and ending one year after the applicable event. If the Participant incurs a Separation from Service before attaining age 35, clauses (a), (b), (c),and (d) do not apply and the Plan Administrator must provide the QPSA notice within the period beginning one year before and ending one year after the Separation from Service. If the Participant thereafter returns to employment with the Employer, the Plan Administrator will redetermine the applicable period. The QPSA notice must describe, in a manner consistent with IRS Guidance, the terms and conditions of the QPSA and of the waiver of the QPSA, comparable to the QJSA notice required under Section 6.04(A)(5).

(7) Waiver frequency and timing. The Plan does not limit the number of times the Participant may revoke a waiver of the QPSA or make a new waiver during the election period. The election period for waiver of the QPSA ends on the date of the Participant’s death. A Participant’s QPSA waiver election is not valid unless the Participant makes the waiver election after the Participant has received the QPSA notice and no earlier than the first day of the Plan Year in which he/she attains age 35. However, if the Participant incurs a Separation from Service prior to the first day of the Plan Year in which he/she attains age 35, the Plan Administrator will accept a waiver election as to the Participant’s Account Balance attributable to his/her Service prior to his/her Separation from Service. In addition, if a

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Participant who has not incurred a Separation from Service makes a valid waiver election, except for the age 35 Plan Year timing requirement above, the Plan Administrator will accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35.

(8) Spousal consent to waiver. A Participant’s QPSA waiver is not valid unless the Participant’s spouse (to whom the QPSA is payable) satisfies or is excused from the consent requirements as described in Section 6.04(A)(7) as to a QJSA, except the spouse need not consent to the method of benefit payable to the beneficiary. The spouse’s consent to the waiver of the QPSA is irrevocable, unless the Participant revokes the waiver election. The spouse also may execute a blanket consent as to the QPSA waiver in the same manner as described in Section 6.04(A)(7)(a) as to a QJSA.

(C) Effect of Waiver. If the Participant has in effect a valid waiver election regarding the QJSA or the QPSA, the Plan Administrator must direct the Trustee to distribute the Participant’s Vested Account Balance in accordance with Sections 6.01, 6.02 and 6.03.

(D) Loan Offset. The Plan Administrator will reduce the Participant’s Vested Account Balance by any security interest (pursuant to any offset rights authorized by Section 6.06) held by the Plan by reason of a Participant loan, to determine the value of the Participant’s Vested Account Balance distributable in the form of a QJSA or QPSA, provided the loan satisfied the spousal consent requirement described in Section 7.06(D) .

(E) Effect of QDRO. For purposes of applying this Article VI, a former spouse (in lieu of the Participant’s current spouse) is the Participant’s spouse or surviving spouse to the extent provided under a QDRO described in Section 6.05. The provisions of this Section 6.04 apply separately to the portion of the Participant’s Vested Account Balance subject to a QDRO and to the portion of the Participant’s Vested Account Balance not subject to the QDRO.

(F) Vested Account Balance Not Exceeding $5,000. The Trustee must distribute in a Lump-Sum a Participant’s Vested Account Balance which the Trustee otherwise under Section 6.04 would apply to provide a QJSA or QPSA benefit, where the Participant’s Vested Account Balance determined under Section 6.01(A)(4) does not exceed $5,000, unless the Employer elects to apply any lesser amount in Appendix B.

(G) Profit Sharing Plan Exception. If this Plan is a Profit Sharing Plan (which includes a 401(k) Plan, the Employer in its Adoption Agreement must elect whether the preceding provisions of Section 6.04 apply to all Participants or only to Participants who are not Exempt Participants. This Section 6.04(G) does not apply if this Plan is a Money Purchase Pension Plan.

(1) Definition of Exempt Participants. All Participants are Exempt Participants except the following Participants to whom Section 6.04 (excluding this Section 6.04(G)) must be applied: (a) a Participant with respect to whom the Plan is a direct or indirect transferee from a plan subject to the Code §417 requirements and the Plan received the Transfer after December 31, 1984, unless the Transfer is an Elective Transfer described in Section 11.06(E)(3); (b) a Participant who elects a Life Annuity distribution (including a Participant described in paragraph (5); or (c) a Participant whose benefits under a Defined Benefit Plan maintained by the Employer are offset by benefits provided under this Plan.

(2) Partial exemption. If a Participant receives a Transfer under Section 6.04(G)(1)(a) above and to which Section 6.04 applies, the Plan Administrator may elect to apply Section 6.04 only to the Participant’s transferred balance and not to the Participant’s remaining Account Balance provided that the Plan Administrator accounts properly for such balances. If the Participant elects a Life Annuity distribution, as described in Section 6.04(G)(1)(b), with respect to a portion of the Participant’s Vested Account Balance, the Plan Administrator may elect to apply Section 6.04 only to such portion and not to the Participant’s remaining Account Balance, provided that the Plan Administrator properly accounts for such balances.

(3) Distribution to Exempt Participant. The Plan Administrator must direct the Trustee to distribute the Exempt Participant’s Vested Account Balance in accordance with Sections 6.01, 6.02 and 6.03.

(4) Exempt Participant Beneficiary designation. See Section 7.05(A)(3) as to requirements relating to a married Exempt Participant’s Beneficiary designation.

(5) Deferred annuity as investment option. The provisions of this paragraph (5) apply to the Plan only if the Plan offers a deferred annuity contract as an investment option. If a Participant chooses to invest in the deferred annuity, then the Participant is deemed to have elected a Life Annuity distribution under Section 6.04(G)(1)(b): (a) if the annuity does not allow the Participant to elect another form of benefit prior to the Annuity Starting Date; or (b) if the annuity does allow the Participant to elect another form of benefit and the Participant either (i) elects to receive a Life Annuity, or (ii) has not elected another form of benefit prior to the Annuity Starting Date. The provisions of this paragraph are effective January 1, 2012.

6.05 QDRO DISTRIBUTIONS. Notwithstanding any other provision of this Plan, the Trustee, in accordance with the direction of the Plan Administrator, must comply with the provisions of a QDRO, as defined in Code §414(p)(1)(A), which is issued with respect to the Plan.

(A) Distribution at any time. This Plan specifically permits distribution to an alternate payee under a QDRO at any time, irrespective of whether the Participant has attained his/her earliest retirement age (as defined under Code §414(p)(4)(B)) under the Plan. However, a distribution to an alternate payee prior to the Participant’s attainment of earliest retirement age is available only if: (1) the QDRO specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee’s benefits under the Plan exceeds $5,000, and the QDRO requires the alternate payee’s consent to any distribution occurring prior to the Participant’s attainment of earliest retirement age, the alternate payee gives such consent.

(B) Plan Terms otherwise apply. Except as to timing of distribution commencement under Section 6.05(A), nothing in this Section 6.05 gives a Participant or an alternate payee a right to receive a method, form or timing of distribution, to receive any option, or to increase benefits in a manner that the Plan does not permit.

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(C) QDRO procedures. The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order (as defined under Code §414(p)(1)(B) and Section 1.51).

(1) Notices and order status. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan’s procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of the Plan Administrator’s determination. The Plan Administrator must provide notice under this Section 6.05(C)(1) by mailing to the individual’s address specified in the domestic relations order, or in a manner consistent with DOL regulations. If the order is not determined to be a QDRO, then no amounts will be paid pursuant to the order to the alternate payee.

(2) Interim amounts payable. If any portion of the Participant’s Vested Account Balance is payable under the domestic relations order during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator must maintain a separate accounting of the amounts payable. If the Plan Administrator determines the order is a QDRO within 18 months of the date amounts first are payable following receipt of the domestic relations order, the Plan Administrator will direct the Trustee to distribute the payable amounts in accordance with the QDRO. If the Plan Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the Plan Administrator will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a QDRO.

(3) Segregated Account. To the extent it is not inconsistent with the provisions of the QDRO, the Plan Administrator under Section 7.04(A)(2)(c) may direct the Trustee to segregate the QDRO amount in a Segregated Account. The Trustee will make any payments or distributions required under this Section 6.05 by separate benefit checks or other separate distribution to the alternate payee(s).

6.06 DEFAULTED LOAN—TIMING OF OFFSET. If a Participant or a Beneficiary defaults on a Plan loan, the Plan Administrator will determine the timing of the reduction (offset) of the Participant’s Vested Account Balance in accordance with this Section 6.06 and the Plan Administrator’s loan policy.

(A) Offset if Distributable Event. If, under the loan policy a loan default also is a distributable event under the Plan, the Trustee, at the time of the loan default, will offset the Participant’s Vested Account Balance by the lesser of the amount in default (including accrued interest) or the Plan’s security interest in that Vested Account Balance.

(B) Restricted Accounts. If the loan is from a Restricted Pension Account and the loan default is a distributable event under the loan policy, the Trustee will offset the Participant’s Account Balance in the manner described in Section 6.06(A) only if the Participant has incurred a Separation from Service or Disability or has attained Normal Retirement Age (or age 62 if earlier). If a 401(k) Plan makes the loan, to the extent the loan is attributable to the Participant’s Restricted 401(k) Accounts, the Trustee will not offset the Participant’s Vested Account Balance prior to the earlier of the date the Participant incurs a Severance from Employment or the date the Participant attains age 59 1/2. Consistent with its loan policy, the Plan Administrator also may offset a Participant’s defaulted loan upon Plan termination, provided the Participant’s Account Balance is distributable upon Plan termination.

6.07 HARDSHIP DISTRIBUTIONS. The Employer in its Adoption Agreement may elect to permit a hardship distribution to an electing Participant. If the Employer elects to permit hardship distributions, the Employer, consistent with the Adoption Agreement, will elect: (i) which Accounts are available for a hardship distribution; (ii) whether the Plan Administrator will administer the hardship distributions in accordance with the safe harbor provisions of Section 6.07(A) or under the non-safe harbor provisions of Section 6.07(B); and (iii) whether the hardship distribution is an In-Service Distribution, an acceleration of a distribution occurring after Severance from Employment/Separation from Service, or both. The Employer in its Profit Sharing Plan Adoption Agreement may elect to apply the safe harbor rules. Unless the Employer otherwise elects on Appendix B, if the Employer elects to permit hardship acceleration of distributions after Severance from Employment/Separation from Service, the existence of such a hardship will be determined under the safe harbor rules of Section 6.07(A) .

(A) Safe Harbor Need/Necessity.

(1) Deemed immediate and heavy need. For purposes of this Plan, a safe harbor hardship distribution is a distribution on account of one or more of the following immediate and heavy financial needs: (a) expenses for (or necessary to obtain) medical care (as defined in Code §213(d)) for the Participant, for the Participant’s spouse, or for any of the Participant’s dependents; (b) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant; (c) payment of post-secondary education tuition and related educational fees (including room and board), for the next 12-month period, for the Participant, for the Participant’s spouse, for the Participant’s children, or for any of the Participant’s dependents; (d) payments necessary to prevent the eviction of the Participant from his/her principal residence or the foreclosure of the mortgage on the Participant’s principal residence; (e) payments for the funeral or burial expenses for the Participant’s deceased parent, spouse, child, or dependent; or (f) expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code §165 (determined without regard to whether the loss exceeds 10% of adjusted gross income). The Plan Administrator operationally may limit the deemed immediate and heavy financial need events to only certain of the events specified as (a) through (f) above, upon which a Participant may elect to receive a hardship distribution. As used in this Section 6.07(A)(1), the term “dependent” means a dependent as defined in Code §152 but for Taxable Years beginning after 2004 as applied to clause (e), means without regard to Code §152(d)(1)(B) and, for purposes of clause (c), means as applied without regard to Code §§152(b)(1) or (2) and 152(d)(1)(B). Notwithstanding the immediately preceding sentence, the Plan

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Administrator may elect to limit the term “dependent” to those persons whom the Participant may claim as a dependent on IRS Form 1040. The administrative forms related to hardship distributions will reflect which deemed immediate and heavy financial need events, and which of these definitions of “dependent,” the Plan Administrator has elected to apply.

(2) Deemed necessity. The following restrictions apply to a Participant who receives a safe harbor hardship distribution: (a) the Participant may not make Elective Deferrals or Employee Contributions to the Plan and other plans (described below) maintained by the Employer for the 6-month period (or any longer period the Plan Administrator may specify in a hardship distribution policy) following the date of his/her hardship distribution; (b) the distribution may not exceed the amount of the Participant’s immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and (c) the Participant must have obtained all distributions (including distribution of Code §404(k) ESOP dividends), other than hardship distributions, and all nontaxable loans (determined at the time of the loan) currently available under the Plan and all other plans (described below) maintained by the Employer. “Other plans” for purposes of clauses (a) and (c) means all other qualified plans and all nonqualified plans of deferred compensation maintained by the Employer including a cash or deferred arrangement that is part of a cafeteria plan under Code §125 (but excluding the mandatory employee contribution portion of a Defined Benefit Plan or a health or welfare benefit plan, including one that is part of a cafeteria plan). For purposes of clause (a), “other plans” also includes stock option, stock purchase and other similar plans maintained by the Employer.

(B) Non-safe Harbor Need/Necessity. For purposes of this Plan, a non-safe harbor hardship distribution is a distribution on account of an immediate and heavy financial need. The distribution cannot exceed the amount necessary to satisfy the need (including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution). The Plan will not make a non-safe harbor hardship distribution if the Participant may relieve the need from other resources that are reasonably available to the Participant. The Plan Administrator will administer a hardship distribution under this Section 6.07(B) in accordance with Treas. Reg. §1.401(k) -1(d)(3)(iv), but excluding paragraph (E) thereof.

(C) Policy/Reliance. The Plan Administrator may adopt a uniform and nondiscriminatory policy regarding hardship distributions including objective standards for determining whether a Participant has an immediate and heavy financial need and for substantiating the extent of the Participant’s need. The Plan Administrator, absent actual contrary knowledge, may rely on a Participant’s written representation that the distribution is on account of hardship (as defined in Section 6.07(A)(1)), that the distribution satisfies Section 6.07(B) and/or that the distribution satisfies clause (b) under 6.07(A)(2).

(D) No Counterproductive Actions. A Participant, to establish necessity under either Sections 6.07(A)(2) or 6.07(B) need not take counterproductive actions as would increase the financial need. Such actions include, but are not limited to, being required to first take a Participant loan to purchase a principal residence where such a loan would result in the Participant’s disqualification from obtaining other necessary financing.

(E) Restrictions on Amount; Grandfathered Amounts. The maximum amount distributable from Elective Deferrals as a hardship distribution may not exceed the amount equal to the Participant’s total Elective Deferrals as of the hardship distribution date, reduced by the amount of any Elective Deferrals previously distributed to the Participant based on hardship or otherwise. QMACs and QNECs, and any Earnings on such contributions, and Earnings on the Participant’s Elective Deferrals, each credited as of December 31, 1988, or if later, by the end of the last Plan Year ending before July 1, 1989 (collectively, “grandfathered amounts”), increase the amount of the maximum available hardship distribution only if the Employer in Appendix B elects to include such amounts. The restrictions of this Section 6.07(E) do not apply to hardship distributions from Nonelective Contributions, Regular Matching Contributions or Additional Matching Contributions and such distributions also may include Earnings on such Accounts. No hardship distribution is available from Safe harbor Contribution Accounts.

(F) Ordering. If the Plan permits a hardship distribution from more than one Account type, the Participant or the Plan Administrator in accordance with Section 6.03(B)(6) will determine the ordering of a Participant’s hardship distribution from the hardship distribution eligible Accounts, including ordering as between the Participant’s Pre-Tax Deferral Account and Roth Deferral Account, if any, provided that any ordering is consistent with any restriction on hardship distributions under this Section 6.07.

(G) Beneficiary’s Hardship Need. Unless the Employer elects otherwise in its Adoption Agreement, a Participant’s hardship event, for purposes of Section 6.07(A)(1), includes an immediate and heavy financial need of a primary Individual Beneficiary of the Participant, that would constitute a hardship event if it occurred with respect to the Participant’s spouse or dependent as defined under Section 6.07(A)(1), but only as to the events described in Sections 6.07(A)(1)(a), (c) and (e). For purposes of this Section 6.07(H), a “primary Individual Beneficiary” is an Individual Beneficiary who has an unconditional right to all or a portion of the Participant’s Account Balance upon the Participant’s death.

6.08 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS.

(A) Participant Election. A Participant (including for this purpose, a former Employee) may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of his/her Eligible Rollover Distribution from the Plan paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover. For purposes of this Section 6.08, a Participant includes as to their respective interests: (1) a Participant’s surviving spouse, (2) the Participant’s spouse or former spouse who is an alternate payee under a QDRO, or (3) any other Beneficiary of a deceased Participant who is a Designated Beneficiary under Treas. Reg §1.401(a)(9) -4.

(B) Rollover and Withholding Notice. At least 30 days but not more than 180 days prior to the Trustee’s distribution of an Eligible Rollover Distribution, the Plan Administrator must provide a written notice (including a summary notice as permitted under applicable Treasury regulations) explaining to the distributee the rollover option, the applicability of mandatory

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20% federal income tax withholding to any amount not directly rolled over, and the recipient’s right to roll over the distribution within 60 days after the date of receipt of the distribution (“rollover notice”). If applicable, the rollover notice also must explain the availability of income averaging and the exclusion of net unrealized appreciation. A recipient of an Eligible Rollover Distribution (whether he/she elects a Direct Rollover or elects to receive the distribution), also may elect to receive distribution at any administratively practicable time which is earlier than 30 days (but more than 7 days if Section 6.04 applies) following receipt of the rollover notice. The provisions of this Section 6.08(B) do not apply to distributions to a Beneficiary described in Section 6.08(A)(3) .

(1) Notice of right to defer distribution. A distribution notice must include a description of a Participant’s right, if any, to defer receipt of a distribution and also must describe the consequences of failing to defer receipt of the distribution.

(C) Default Rollover. The Plan Administrator, in the case of a Participant who does not respond timely to the rollover notice, may make a Direct Rollover of the Participant’s Account (as described in Rev. Rul. 2000-36 or in any successor guidance, or in any DOL guidance) in lieu of distributing the Participant’s Account.

(D) Automatic Rollover. If the Employer elects in its Adoption Agreement to provide for Mandatory Distributions described in Section 6.01(A), the Plan Administrator will apply this Section 6.08(D) to all Mandatory Distributions made before the Participant attains the later of age 62 or Normal Retirement Age. The Employer in its Adoption Agreement will elect whether to apply this Section 6.08(D) to a specified amount or will apply this Section only to such Mandatory Distributions which exceed $1,000. In the event of any Mandatory Distribution subject to this Section 6.08(D), if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan the Participant specifies in a Direct Rollover or to receive the distribution directly in accordance with Section 6.01(A), then the Plan Administrator will pay the distribution in a Direct Rollover to an Individual Retirement Plan the Plan Administrator designates (“Automatic Rollover”).

(1) Determination of Mandatory Distribution amount.

(a) Rollovers count. The Plan Administrator, in determining whether a Mandatory Distribution is greater than $1,000 for purposes of this Section 6.08(D), will include the portion of the Participant’s distribution attributable to any Rollover Contribution, regardless of the Employer’s Adoption Agreement election to include or exclude Rollover Contributions in determining a Mandatory Distribution.

(b) Roth and non-Roth Accounts. In determining the Mandatory Distribution amount under this Section 6.08(D), the Plan Administrator will aggregate a Participant’s Designated Roth Account and all other (non-Roth) Accounts if each Account Balance exceeds $200. If either the Designated Roth Account or the total of all non-Roth Accounts is less than $200, the Plan Administrator will apply this Section 6.08(D) only to the other Account and will not aggregate the Account Balance under $200 with the other Account Balance.

(2) Spousal Beneficiaries, alternate payees and Plan termination. Except as otherwise provided in Section 7.07(B), the Automatic Rollover provisions of this Section 6.08(D) do not apply to payees described in Section 6.08(A)(1), (2), or (3) or to distributions to a Participant upon Plan termination.

(E) Limitation on Employee Contribution and Roth Rollovers.

(1) Employee Contributions. The non-taxable portion of a Participant’s Employee Contribution Account only may be transferred by means of a Direct Rollover to a qualified Defined Contribution Plan described in Code §§401(a) or 403(a), or to a Code §403(b) plan, that agrees to account separately for amounts so transferred, including accounting separately for the portion of such distribution which is includible in gross income and the portion of such distribution which is not includible in gross income. The non-taxable portion of a Participant’s Employee Contributions also may be transferred by a Direct Rollover or by a 60-day rollover to an Individual Retirement Plan. For purposes of a rollover of a distribution which includes both Employee Contributions and pre-tax amounts, the Plan Administrator will treat the first amounts rolled over as attributable to the pre-tax amounts.

(2) Roth Accounts. A Participant’s Designated Roth Account may be transferred by means of a Direct Rollover to a Roth plan. A Participant also may transfer the taxable portion of his/her Roth Account by a 60-day rollover to a Roth plan. A “Roth plan” means any of the following plans which accept Roth deferrals: a qualified plan described in Code §401(k), a Code §403(b) plan, or commencing January 1, 2011, a governmental 457(b) plan. A Participant’s Roth Account also may be transferred by a Direct Rollover or by a 60-day rollover to a Roth Individual Retirement Plan.

(F) Definitions. The following definitions apply to this Section 6.08:

(1) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan the distributee specifies in his/her Direct Rollover election or in the case of an Automatic Rollover, to the Individual Retirement Plan that the Plan Administrator designates.

(2) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Code §408(a), an individual retirement annuity described in Code §408(b), an annuity plan described in Code §403(a), a qualified trust described in Code §401(a), an arrangement described in Code §403(b), a Roth IRA described in Code §408A(b), an eligible governmental deferred compensation plan described in Code §457(b), or for distributions after December 18, 2015, a SIMPLE IRA to the extent permitted in Code §408(p)(1)(B). However, with regard to a Participant’s Designated Roth Account, an Eligible Retirement Plan is a Roth IRA described in Code §408A(b), or a Roth plan, as defined in Section 6.08(E)(2).

(3) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the Participant’s Vested Account Balance, except: (a) any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant’s Beneficiary, or for a specified period of ten years or more; (b) any RMD under Section 6.02; (c) the portion of any distribution

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which is not includible in gross income (except for Designated Roth Account, Employee Contributions and determined without regard to the exclusion of net unrealized appreciation with respect to employer securities); (d) any hardship distribution; (e) a corrective distribution made under Article IV; (f) any loans that are treated as deemed distributions under Code §72(p) which is not also an offset distribution; (g) dividends paid on employer securities described in Code §408(k); (h) the costs of life insurance coverage (P.S. 58 costs); (i) prohibited allocations treated as deemed distributions under Code §409(p); and (j) permissible withdrawals from a EACA described in Code §414(w); (k) any other distributions described in Treas. Reg. §1.402(c) -2; and (l) as to a Direct Rollover, any distribution which otherwise would be an Eligible Rollover Distribution, but where the total distributions to the Participant during that calendar year are reasonably expected to be less than $200. For purposes of clause (l), a Participant’s Designated Roth Account is deemed to constitute a separate plan that is subject to a separate $200 limit. The Plan Administrator, in a form on which a Participant may elect a Direct Rollover, may restrict a Participant from directly rolling over only a part of an Eligible Rollover Distribution where the distribution amount does not exceed $500. In the case of such distribution exceeding $500, the Plan Administrator’s form may require that any amount the Participant elects to directly roll over be equal to $500 or a lesser specified amount.

(4) Individual Retirement Plan (or IRA). An Individual Retirement Plan (or IRA) is an individual retirement account described in Code §408(a) or an individual retirement annuity described in Code §408(b), and, as the context requires, includes a Roth individual retirement account or a Roth individual retirement annuity.

(G) Non-Spouse Designated Beneficiary Direct Rollover. A non-spouse Designated Beneficiary (including a trust which qualifies as a Designated Beneficiary), by a Direct Rollover, may roll over an Eligible Rollover Distribution to an Eligible Retirement Plan; provided that for this purpose, an Eligible Retirement Plan is an Individual Retirement Plan that the non-spouse Designated Beneficiary establishes for purposes of receiving the distribution and which is treated as an inherited IRA under Code §408(d)(3)(C). If a non-spouse Designated Beneficiary receives a distribution from the Plan, the distribution is not eligible for a 60-day rollover.

(1) RMDs not eligible for rollover. A non-spouse Designated Beneficiary may not roll over an amount which is an RMD. If the Participant dies before his/her RBD and the non-spouse Designated Beneficiary rolls over to an IRA the maximum amount eligible for rollover, the Beneficiary may elect to use either the Life Expectancy rule under Section 6.02(B)(1)(d) or the 5-year rule under Section 6.02(B)(1)(c), in determining the RMDs from the IRA that receives the non-spouse Beneficiary’s Direct Rollover distribution.

6.09 REPLACEMENT OF $5,000 AMOUNT. If the Employer in its Adoption Agreement under Section 6.01(A)(1) elects no Mandatory Distributions or elects a Mandatory Distribution amount which is less than $5,000, all other Plan references to “$5,000” remain unchanged unless the Employer in Appendix B elects to apply any lesser amount. However, any such override election does not apply to Sections 3.02(D) (relating to Catch-Up Deferrals, 3.10 (relating to SIMPLE Plans) and 3.12(C)(2) (relating to Designated IRAs) and references therein remain at $5,000. If this Plan is a Restated Plan with a retroactive Effective Date, any Employer election under this Section 6.09 must be consistent with the Plan Administrator’s operation of the Plan prior to the Employer’s execution of its Restated Plan.

6.10 TEFRA ELECTIONS.

(A) Application of Election in Lieu of Other Provisions.

Notwithstanding the provisions of Sections 6.01, 6.02 and 6.03, if the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984 (“TEFRA election”), the Plan Administrator must direct the Trustee to distribute the Participant’s Vested Account Balance in accordance with that election, subject however, to the Survivor Annuity requirements, if applicable, of Section 6.04.

(B) Non-Application. This Section 6.10 does not apply to a TEFRA election, and the Plan Administrator will not comply with that election, if any of the following applies: (1) the elected method of distribution would have disqualified the Plan under Code §401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Account Balance as of December 31, 1983; (3) the election does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority); (4) the substitution of a Beneficiary modifies the distribution payment period; or, (5) the Participant (or Beneficiary) modifies or revokes the election. In the event of a revocation, the Trustee must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under Section 6.02 if the distribution designation had not been in effect or, if the Beneficiary revokes the distribution designation, the amount which the Beneficiary would have received under Section 6.02 if the distribution designation had not been in effect. The Plan Administrator will apply this Section 6.10 to rollovers and Transfers in accordance with Treasury Reg. §1.401(a)(9) -8.

6.11 DEEMED SEVERANCE DISTRIBUTIONS. The Employer in its Adoption Agreement will elect whether to permit a deemed severance distribution. If the Employer elects to permit a deemed severance distribution, then notwithstanding Section 1.22(G), if a Participant performs service in the uniformed services (as defined in Code §414(u)(12)(B)) on active duty for a period of more than 30 days, the Participant will be deemed to have a Severance from Employment solely for purposes of distribution of amounts from Contribution Types the Employer has selected in the Adoption Agreement. If a Participant elects to receive a distribution on account of this deemed severance, and the distribution includes any of the Participant’s 401(k) Restricted Accounts, then the individual may not make Elective Deferrals or Employee Contributions to the Plan during the 6-month period beginning on the date of the distribution. If a Participant would be entitled to a distribution on account of a deemed severance, and a distribution on account of another Plan provision (such as a QRD), then the other Plan provision will control and the 6-month suspension will not apply.

6.12 FORM OF DISTRIBUTION (CASH OR PROPERTY). The Trustee will make Plan distributions in the form of cash except where: (1) the required form of distribution is a QJSA or QPSA which has not been waived; (2) the Plan is a Restated Plan and under the prior Plan, distribution in the form of property (“in-kind distribution”) is a Protected Benefit which

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the Employer has not eliminated by a Plan amendment under Section 11.02(C); (3) the Plan Administrator adopts a written policy which provides for in-kind distribution; or (4) the Employer is terminating the Plan, and in the reasonable judgment of the Trustee, some or all Plan assets, within a reasonable time for making final distribution of Plan assets, may not be liquidated to cash or may not be so liquidated without undue loss in value. The Plan Administrator’s policy under clause (3) may restrict in-kind distributions to certain types of Trust investments or specify any other reasonable and nondiscriminatory condition or restriction applicable to in-kind distributions. Under clause (4), the Trustee will make Plan termination distributions to Participants and Beneficiaries in cash, in-kind or in a combination of these forms, in a reasonable and nondiscriminatory manner which may take into account the preferences of the distributees. All in-kind distributions will be made based on the current fair market value of the property, as determined by the Trustee, Custodian or Named Fiduciary.

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ARTICLE VII

ADMINISTRATIVE PROVISIONS

7.01 EMPLOYER ADMINISTRATIVE PROVISIONS.

(A) Information to Plan Administrator. The Employer must supply current information to the Plan Administrator, including the name, date of birth, date of employment, Compensation, leaves of absence, Years of Service and date of Separation from Service of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrator considers necessary to administer the Plan. The Employer’s records as to the information the Employer furnishes to the Plan Administrator are conclusive as to all persons.

(B) Plan Contributions. The Employer is solely responsible to determine the proper amount of any Employer Contribution it makes to the Plan and for the timely deposit to the Trust of the Employer Contributions and Employee Contributions.

(C) Employer Action. The Employer must take any action under the Plan in accordance with applicable Plan provisions and with proper authority such that the action is valid and is binding upon the Employer.

(D) No Responsibility for Others. Except as required under ERISA, the Employer has no responsibility or obligation under the Plan to Employees, Participants or Beneficiaries for any act required of the Plan Administrator, the Trustee, the Custodian, or any other service provider to the Plan (unless the Employer also serves in such capacities).

(E) Indemnity of Certain Fiduciaries. The Employer will indemnify, defend and hold harmless the Plan Administrator from and against any and all loss, damages or liability to which the Plan Administrator may be subjected by reason of any act or omission (except willful misconduct or gross negligence) in its official capacities in the administration of this Plan or Trust or both, including attorneys’ fees and all other expenses reasonably incurred in the Plan Administrator’s defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.01(E) do not relieve the Plan Administrator from any liability the Plan Administrator may have under ERISA for breach of a fiduciary duty. The Plan Administrator and the Employer may execute a written agreement further delineating the indemnification agreement of this Section 7.01(E), provided the agreement does not violate ERISA. The indemnification provisions of this Section 7.01(E) do not extend to any Trustee, third party administrator, Custodian or other Plan service provider unless so provided in a written agreement executed by such persons and the Employer.

(F) Settlor Expenses. The Employer will pay all reasonable Plan expenses that the Plan Administrator under Section 7.04(C) determines are “settlor expenses” under ERISA.

7.02 PLAN ADMINISTRATOR.

(A) Compensation and Expenses. The Plan Administrator (and any individuals serving as Plan Administrator) will serve without compensation for services as such (unless the Plan Administrator is not the Employer or an Employee), but the Employer or the Plan will pay all reasonable expenses of the Plan Administrator, in accordance with Section 7.04(C)(2) .

(B) Resignation and Removal. If the Employer, under Section 1.43, appoints one or more persons to serve as Plan Administrator, such person(s) shall serve until they resign by written notice to the Employer or until the Employer removes them by written notice. In case of a vacancy in the position of Plan Administrator, the Employer will exercise any and all of the powers, authority, duties and discretion conferred upon the Plan Administrator pending the filling of the vacancy.

(C) General Powers and Duties. The Plan Administrator has the following general powers and duties which are in addition to those the Plan otherwise accords to the Plan Administrator:

(1) Eligibility/benefit determination. To determine the rights of eligibility of an Employee to participate in the Plan, all factual questions that arise in the course of administering the Plan, the amount of a Participant’s Account Balance (based on the value of the Trust assets, as determined by the Trustee, the Custodian or the Named Fiduciary) and the Vested percentage of each Participant’s Account Balance.

(2) Rules/policies. To adopt rules of procedure and regulations or policies the Plan Administrator considers reasonable or necessary for the proper and efficient administration of the Plan, provided the rules are not inconsistent with the terms of the Plan, the Code, or ERISA. The Plan Administrator may, but is not required to reduce such rules, regulations or policies to writing. The Plan Administrator at any time may amend or terminate prospectively any Plan policy without the requirement of a formal Plan amendment. The Employer or Plan Administrator also may create and modify from time to time one or more administrative checklists which are not part of the Plan, but which are for the purpose of tracking certain plan operational features, to generate written policies and plan forms, and to facilitate proper administration of the Plan.

(3) Construction/enforcement. To construe and enforce the terms of the Plan and the rules, regulations and policies the Plan Administrator adopts, including discretion to interpret the basic plan document, the Adoption Agreement and any document related to the Plan’s operation.

(4) Distribution/valuation. To direct the Trustee regarding the crediting and distribution of the Trust Fund, to establish additional Valuation Dates, and to direct the Trustee to conduct interim valuations on such Valuation Dates under Section 7.12.

(5) Claims. To review and render decisions regarding a claim for (or denial of a claim for) a benefit under the Plan.

(6) Information to Employer. To furnish the Employer with information which the Employer may require for tax or other purposes.

(7) Service providers. To engage the service of agents whom the Plan Administrator may deem advisable to assist it with the performance of its duties.

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(8) Investment Manager. If the Plan Administrator is the Named Fiduciary (or the Named Fiduciary otherwise designates the Plan Administrator to do so), to engage the services of an Investment Manager or Managers (as defined in ERISA §3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under such Investment Manager’s control.

(9) Funding. As the Code or ERISA may require, to establish and maintain a funding policy and a funding standard account and to make credits and charges to that account. The Plan Administrator will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan’s objectives. The Plan Administrator must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan’s short-term and long-term financial needs for the coordination of the Plan’s investment policy with Plan financial requirements.

(10) Records. To maintain Plan records and records of the Plan Administrator’s activities, as necessary or appropriate for the proper administration of the Plan.

(11) Tax returns and other filings. To file with DOL or IRS as may be required, the Plan’s informational tax return, and to make such other filings as the Plan Administrator deems necessary or appropriate.

(12) Notices and disclosures. To give and to make to Participants and to other parties, all Plan related notices and disclosures.

(13) Overpayment. As may be required or appropriate, to seek return from a Participant or Beneficiary of any distributed amount which exceeds their distributable Vested Account Balance (or exceeds the amount which otherwise should have been distributed) and to allocate any recovered overpayment in accordance with the Plan terms.

(14) Catch-all. To make any other determinations and undertake any other actions the Plan Administrator in its discretion believes are necessary or appropriate for the administration of the Plan (except to the extent that the Employer provides express contrary direction) and to otherwise administer the Plan in accordance with the Plan terms.

(D) 401(k) Plan Elective Deferrals. If the Plan is a 401(k) Plan, the Plan Administrator may adopt such policies regarding Elective Deferrals as it deems necessary or appropriate to administer the Plan. The Plan Administrator also will prescribe a Salary Reduction Agreement form for use by Participants. See Section 1.57.

(E) Limitations on Plan Administrator Responsibility.

(1) Acts of others. Except as required under ERISA, the Plan Administrator has no responsibility or obligation under the Plan to Participants or Beneficiaries for any act required of the Employer, the Trustee, the Custodian or any other service provider to the Plan (unless the Plan Administrator also serves in such capacities).

(2) Plan contributions. The Plan Administrator is not responsible for collecting any required Plan contribution or to determine the correctness or deductibility of any Employer Contribution.

(3) Reliance on information. The Plan Administrator in administering the Plan is entitled to, but is not required to rely upon, information which a Participant, Beneficiary, Trustee, Custodian, the Employer, a Plan service provider or representatives thereof provide to the Plan Administrator.

(F) Allocation of Responsibility. If more than one person or entity is the Plan Administrator, then the Employer may assign certain duties between them. In that case, the assigned Plan Administrator shall have sole responsibility for the assigned duty and shall not have responsibility for any other duties of the Plan Administrator. However, at least one person or entity designated as Plan Administrator shall have and exercise all duties and powers of the Plan Administrator not otherwise assigned.

7.03 DIRECTION OF INVESTMENT.

(A) Employer Direction of Investment. The Employer has the right to direct the discretionary Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if and to the extent the discretionary Trustee consents in writing to permit such direction. The Employer will direct a nondiscretionary Trustee as to the Trust Fund investments in accordance with Article VIII unless an Investment Manager, the Participants or the Named Fiduciary are directing the nondiscretionary Trustee as to such investments.

(B) Participant/Beneficiary Direction of Investment. The Plan Administrator may adopt a policy to permit Participants to direct the investment of one or more of their Plan Accounts, subject to the provisions of this Section 7.03(B) . The Plan Administrator may impose reasonable and nondiscriminatory administrative conditions on the Participants’ ability to direct their Account investments. For purposes of this Section 7.03(B), a Participant includes a Beneficiary where the Beneficiary has succeeded to the Participant’s Account and where the Plan Administrator’s policy affords the Beneficiary self-direction rights. However, under the Plan Administrator’s policy a Beneficiary may or may not have the same direction of investment rights as a Participant.

(1) Trustee authorization and procedures. Under any Plan Administrator policy permitting Participant direction of investment, the Trustee must consent in writing to permit such direction. If the Employer, in its Adoption Agreement, designates the Trustee as a nondiscretionary Trustee, the Employer may direct the Trustee to consent to Participant direction of investment. If the Trustee consents to Participant direction of investment, the Trustee only will accept direction from each Participant (or from the Participant’s properly appointed independent investment adviser, financial planner or legal representative) on a written direction of investment form the Plan Administrator or Trustee provides or otherwise approves for this purpose. The Trustee may establish written procedures relating to Participant direction of investment under this Section 7.03(B) as are not inconsistent with the Plan Administrator’s policy regarding Participant direction, including procedures or conditions for electronic transfers or for changes in investments by Participants or by their properly appointed independent investment advisers, financial planners or legal representatives. The Plan Administrator will maintain, or direct

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the Trustee to maintain, an appropriate Account designated in the name of the Plan or Trust and for the benefit of the Participant, to the extent a Participant’s Account is subject to Participant self-direction. Such an Account is a Participant-Directed Account under Section 7.04(A)(2)(b).

(2) ERISA §404(c). No Plan fiduciary (including the Employer and Trustee) is liable for any loss or for any breach resulting from a Participant’s or Beneficiary’s direction of the investment of any part of his/her directed Account to the extent the Participant’s or Beneficiary’s exercise of his/her right to direct the investment of his/her Account satisfies the requirements of ERISA §404(c).

(3) Participant loans. As part of any loan policy the Plan Administrator establishes under Section 7.06, the Plan Administrator under Section 7.06(E) may treat a Plan loan made to a Participant as a Participant direction of investment, even if the Plan Administrator has not adopted a policy permitting Participants to direct their own Account investments.

(4) Investment services programs. The Plan Administrator, as part of its Participant direction policy under this Section 7.03(B), may permit Participants to appoint an Investment Manager or Managers, which may be the Trustee, Custodian or an affiliate thereof, to render investment allocation services, investment advice or management services (collectively, an “investment services program”) to the appointing Participants.

(5) Failure to give direction/default investments. If a Participant fails to give direction as to the investment of his/her Account or of any portion thereof which is subject to Participant direction, the Trustee (or other applicable Plan fiduciary) may invest the undirected Account assets in one or more default investments of the Trustee’s (or other applicable Plan fiduciary’s) choosing. Any such default investments may, but are not required to comply with ERISA Section 404(c)(5) and the regulations thereunder, relating to qualified default investment alternatives (QDIA).

(C) Direction Consistent with Plan. To constitute a proper direction, any direction of investment given to the Trustee or Custodian under the Plan must be in accordance with the Plan terms and must not be contrary to ERISA.

7.04 ACCOUNT ADMINISTRATION, VALUATION AND EXPENSES.

(A) Individual Accounts. The Plan Administrator, as necessary for the proper administration of the Plan, will maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant’s Account Balance under the Plan. The Plan Administrator will make its allocations of Employer Contributions and of Earnings, or will request the Trustee to make such allocations, to the Accounts of the Participants as necessary to maintain proper Plan records and in accordance with the applicable: (i) Contribution Types under Section 7.04(A)(1); (ii) allocation conditions under Section 3.06; (iii) investment account types under Section 7.04(A)(2); and (iv) Earnings allocation methods under Section 7.04(B) . The Plan Administrator may also maintain, or direct the Trustee to maintain, a separate temporary Account for Participant forfeitures which occur during a Plan Year, pending their accrual and allocation in accordance with the Plan terms, or for other special items as the Plan Administrator determines is necessary and appropriate for proper plan administration. The Plan Administrator may divide any account described herein into subaccounts to facilitate administration.

(1) By Contribution Type. The Plan Administrator, will establish Plan Accounts for each Participant as necessary to reflect his/her Accounts attributable to the following Contribution Types and the Earnings attributable thereto: Pre-Tax Deferrals, Roth Deferrals, Regular Matching Contributions, Nonelective and other Employer Contributions, QNECs, QMACs, Safe Harbor Contributions, Additional Matching Contributions, Rollover Contributions (including Roth versus pre-tax amounts), IRRs, IRTs, Transfers, SIMPLE Contributions, Prevailing Wage Contributions, Employee Contributions, DECs and Designated IRA Contributions.

(a) Designated Roth Account. A Participant’s Roth Deferral Account, Roth Rollover Contribution Account, IRR Account, and IRT Account constitute the Participant’s Designated Roth Account. Any provisions relating to the Designated Roth Account apply to all its components.

(2) By investment account type. The Plan Administrator will establish separate Accounts for each Participant as necessary to reflect his/her investment account types as described below:

(a) Pooled Accounts. A Pooled Account is an Account which for investment purposes is not a Segregated Account or a Participant-Directed Account. If any or all Plan investment Accounts are Pooled Accounts, each Participant’s Account has an undivided interest in the assets comprising the Pooled Account. In a Pooled Account, the value of each Participant’s Account Balance consists of that proportion of the net worth (at fair market value) of the Trust Fund which the net credit balance in his/her Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of the incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant’s life.

(b) Participant-Directed Accounts. A Participant-Directed Account is an Account that the Plan Administrator establishes and maintains or directs the Trustee to establish and maintain for a Participant to invest in one or more assets that are not pooled assets held by the Trust, such as assets in a brokerage account or other property in which other Participants do not have any interest. As the Plan Administrator determines, a Participant-Directed Account may provide for a limited number and type of investment options or funds, or may be open-ended and subject only to any limitations imposed by ERISA. A Participant may have one or more Participant-Directed Accounts in addition to Pooled or Segregated Accounts. A Participant-Directed Account is credited and charged with the Earnings under Section 7.04(B)(4)(e) . As of each Valuation Date, the Plan Administrator must reduce a Participant-Directed Account for any forfeiture arising from Section 5.07 after the Plan Administrator has made all other allocations, changes or adjustments to the Account (excluding Earnings) for the Valuation Period.

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(c) Segregated Accounts. A Segregated Account is an Account the Plan Administrator establishes and maintains or directs the Trustee to establish and maintain for a Participant: (i) as the result of a cash-out repayment under Section 5.04; (ii) to facilitate installment payments under Section 6.03; (iii) to hold a QDRO amount under Section 6.05; (iv) to prevent a distortion of Plan Earnings allocations; or (v) for such other purposes as the Plan Administrator may direct. A Segregated Account receives all income it earns and bears all expense or loss it incurs. The Trustee will invest the assets of a Segregated Account consistent with the purpose for which the Plan Administrator or Trustee established the Account. As of each Valuation Date, the Plan Administrator must reduce a Segregated Account for any forfeiture arising under Section 5.07 after the Plan Administrator has made all other allocations, changes or adjustments to the Account (excluding Earnings) for the Valuation Period.

(3) Amount of Account/distributions. The amount of a Participant’s Account, as determined by the Plan Administrator, is equal to the sum of all contributions, Earnings and other additions credited to the Account, less all distributions (including distributions to Beneficiaries and to alternate payees and also including disbursement of Plan loan proceeds), expenses and other charges against the Account as of a Valuation Date or other relevant date. For purposes of a distribution under the Plan, the amount of a Participant’s Account Balance is determined based upon its value on the Valuation Date immediately preceding or coinciding with the date of the distribution. If any or all Plan investment Accounts are Participant-Directed Accounts, the directing Participant’s Account Balance consists of the assets held within the Participant-Directed Account and the value of the Account is determined based upon the fair market value of such assets.

(4) Account statements. As soon as practicable after the Accounting Date of each Plan Year and any other date that ERISA requires, the Plan Administrator will deliver within any time prescribed by ERISA, to each Participant (and to each Beneficiary) a statement reflecting the amount of his/her Account Balance in the Trust as of the statement date or most recent Valuation Date. The statement will also include any and all other information as of that date that ERISA may require. No Participant, except the Plan Administrator/Participant or Trustee/Participant, has the right to inspect the records reflecting the Account of any other Participant.

(B) Allocation of Earnings. This Section 7.04(B) applies solely to the allocation of Earnings of the Trust Fund. The Plan Administrator will allocate Employer Contributions and Participant forfeitures, if any, in accordance with Article III.

(1) Allocate as of Valuation Date. As of each Valuation Date, the Plan Administrator must adjust Accounts to reflect Earnings for the Valuation Period since the last Valuation Date.

(2) Definition of Valuation Date. A Valuation Date under this Plan is each: (a) Accounting Date; (b) Valuation Date the Employer elects in its Adoption Agreement; or (c) Valuation Date the Plan Administrator establishes under Section 7.02(C)(4) . The Employer in its Adoption Agreement or the Plan Administrator may elect alternative Valuation Dates for the different Contribution Types which the Plan Administrator maintains under the Plan.

(3) Definition of Valuation Period. The Valuation Period is the period beginning on the day after the last Valuation Date and ending on the current Valuation Date.

(4) Allocation methods. The Plan Administrator will allocate Earnings to the Participant Accounts in accordance with the daily valuation method, balance forward method, balance forward with adjustment method, weighted average method, Participant-Directed Account method, or other method the Employer directs, or in the absence of Employer direction, as the Plan Administrator determines by policy. The Employer or Plan Administrator may elect alternative methods under which the Plan Administrator will allocate the Earnings to the Accounts reflecting different Contribution Types or investment Account types which the Plan Administrator maintains under the Plan. The Plan Administrator first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current Valuation Period, by reducing the Accounts for any forfeitures, distributions, and loan disbursement payments arising under the Plan, for expenses charged during the Valuation Period to the Accounts in accordance with Section 7.04(C)(2)(b) (expenses directly related to a Participant’s Account) and Section 9.01 (relating to insurance premiums), and for the cash value of incidental benefit insurance contracts. The Plan Administrator then, subject to the restoration allocation requirements of the Plan, will allocate Earnings under the applicable valuation method.

(a) Daily valuation method. If the Employer in its Adoption Agreement elects to apply the daily valuation method, the Plan Administrator will allocate Earnings on each day of the Plan Year for which Plan assets are valued on an established market and the Trustee is conducting business. Under the daily valuation method, all assets subject to such method are subject to daily valuation. The assets may be held in Participant-Directed Accounts or in Accounts which are subject to Trustee or other fiduciary investment direction.

(b) Balance forward method. If the Employer in its Adoption Agreement elects to apply the balance forward method, the Plan Administrator will allocate Earnings pro rata to the adjusted Participant Accounts, since the last Valuation Date.

(c) Balance forward with adjustment method. If the Employer in its Adoption Agreement elects to apply the balance forward with adjustment method, the Plan Administrator will allocate pursuant to the balance forward method, except it will treat as part of the relevant Account at the beginning of the Valuation Period the percentage of the contributions made as the Employer elects in its Adoption Agreement, during the Valuation Period the Employer elects in its Adoption Agreement.

(d) Weighted average method. If the Employer in its Adoption Agreement elects to apply a weighted average allocation method, the Plan Administrator will allocate pursuant to the balance forward method, except it will treat a weighted portion of the applicable contributions as if includible in the Participant’s Account as of the beginning of the Valuation Period. The weighted portion is a fraction, the numerator of which is the number of months in the Valuation Period, excluding each month in the Valuation Period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of months in the Valuation Period. The Employer in its Adoption Agreement may elect to substitute a weighting period other than months for purposes of this weighted average allocation.

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(e) Participant-Directed Account method. The Employer in its Adoption Agreement must elect to apply the Participant-Directed Account method to any Participant-Directed Account under the Plan. See Sections 7.03(B) and 7.04(A)(2)(b) . Under the Participant-Directed Account method: (i) each Participant-Directed Account is credited and charged with the Earnings such Account generates; (ii) the Employer’s election, if any, in its Adoption Agreement of another method for the allocation of Earnings will not apply to any Participant-Directed Account; and (iii) the Participant-Directed Account may be valued as often as daily, but will be valued at least annually, and all assets in the Account are not necessarily valued on the same frequency. An Account which is subject to the Participant-Directed Account method includes an individual brokerage account or similar account in title to the Trustee for the benefit of the Participant.

(5) Special Earnings allocation rules.

(a) Code §415 Excess Amounts. An Excess Amount described in Article IV does not share in the allocation of Earnings described in this Section 7.04(B) .

(b) Contributions prior to accrual or precise determination. If the Employer in its Adoption Agreement elects to impose one or more allocation conditions under Section 3.06 and the Employer contributes to the Plan amounts which at the time of the contribution have not accrued under the Plan terms (“pre-accrual contributions”), the Trustee may hold the pre-accrual contributions in the Trust and may invest such contributions as the Trustee (or other applicable Plan fiduciary) determines, pending accrual and allocation to Participant Accounts. When the Plan Administrator allocates to Participants who have satisfied the Plan’s allocation conditions the Employer’s pre-accrual contributions, the Plan Administrator also will allocate the Earnings thereon pro rata in relation to each Participant’s share of the pre-accrual contribution. The Plan Administrator also may elect to apply this Section 7.04(B)(5)(b) to any other situation in which the Plan Administrator cannot determine precisely the amount a Participant’s allocation as of the date that the Employer makes an Employer Contribution (excluding Elective Deferrals) to the Trust. The Employer in Appendix B may elect an alternative nondiscriminatory method to allocate the Earnings attributable to contributions described in this Section 7.04(B)(5)(b) .

(c) Forfeitures prior to accrual/allocation. The Trustee (or other applicable Plan fiduciary) will direct the investment of any separate temporary forfeiture Account created under Section 7.04(A) . As of each Accounting Date, or interim Valuation Date, if applicable, the Plan Administrator will allocate the Earnings from the temporary forfeiture Account, if any, to the Accounts of the Participants in accordance with the provisions of Section 7.04(B)(4), or will allocate such Earnings in the same manner as Earnings on pre-accrual contributions under Section 7.04(B)(5)(b) .

(d) Accounting after Forfeiture Break in Service. If a Participant re-enters the Plan subsequent to his/her having a Forfeiture Break in Service (as defined in Section 5.06(B)), the Plan Administrator, or the Trustee, must maintain a separate Account for the Participant’s pre-Forfeiture Break in Service

Account Balance and a separate Account for his post-Forfeiture Break in Service Account Balance, unless the Participant’s entire Account Balance under the Plan is 100% Vested.

(e) Coordination of allocation and valuation elections. If the Plan is a 401(k) Plan that provides for Elective Deferrals, if the Plan permits Employee Contributions, or if the Plan allocates Nonelective or Matching Contributions as of any date other than the last day of the Plan Year, the Employer in its Adoption Agreement must elect the method the Plan Administrator will apply to allocate Earnings to such contributions made during the Plan Year and must elect any alternative Valuation Dates for the different Account types which the Plan Administrator maintains under the Plan.

(C) Plan Expenses. The Plan Administrator consistent with ERISA must determine whether a particular Plan expense is a settlor expense which the Employer must pay.

(1) Employer election as to non-settlor expenses. The Employer will direct the Plan Administrator as to whether the Employer will pay any or all non-settlor reasonable Plan expenses or whether the Plan must bear the expense.

(2) Allocation of Plan expense. As to any and all non-settlor reasonable Plan expenses, including Trustee fees, which the Employer determines that the Plan will pay, the Plan Administrator has discretion: (i) to determine which of such expenses will be charged to the Plan as a whole and the method of allocating such Plan expenses under Section 7.04(C)(2)(a); (ii) to determine which of such expenses the Plan will charge to an individual Participant’s Account under Section 7.04(C)(2)(b); and (iii) to adopt an expense policy regarding the foregoing. The Plan Administrator must exercise its discretion under this Section 7.04(C)(2) in a reasonable, uniform and nondiscriminatory manner. The Plan Administrator will direct the Trustee to pay from the Trust and to charge to the overall Plan or to particular Participant Accounts the expenses under this Section 7.04(C)(2) in accordance with the Plan Administrator’s election of expense charging method or policy.

(a) Charge to overall Plan (pro rata or per capita). If the Plan Administrator charges a Plan expense to the Accounts of all Participants, the Plan Administrator may allocate the Plan expense either pro rata in relation to the total balance in each Account on the date the expense is allocated (using the balance determined as of the most recent Valuation Date) or per capita (an equal amount) to each Participant’s Account.

(b) Charge to individual Participant Accounts. The Plan Administrator may charge a Participant’s Account for any reasonable Plan expenses directly related to that Account, including, but not limited to the following categories of fees or expenses: distribution, loan, acceptance of rollover, QDRO, “lost Participant” search, account maintenance, brokerage accounts, investment management and benefit calculations. The Plan Administrator may charge a Participant’s Account for the reasonable expenses incurred in connection with the maintenance of or a distribution from that Account even if the charging of such expenses would result in the elimination of the Participant’s Account or in the Participant’s not receiving an actual distribution. However, if the actual Account expenses exceed the Participant’s Account Balance, the Plan Administrator will not charge the Participant outside of the Plan for such excess expenses.

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(c) Participant’s direct payment of investment expenses. The Plan Administrator may permit Participants to pay directly (outside the Plan) to the service provider Plan expenses such as investment management fees, provided such expenses: (i) would be properly payable either by the Employer or the Plan and are not “settlor” expenses payable exclusively by the Employer; (ii) are not paid by the Employer or by the Plan; and (iii) are not intrinsic to the value of the Plan assets as described in Rev. Rul. 86-142 or in any successor ruling. This Section 7.04(C)(2)(c) does not permit a Participant to reimburse the Plan for expenses the Plan previously has paid. To the extent a Participant does not pay an expense the Participant may pay according to this Section 7.04(C)(2)(c), the Plan Administrator will charge the expense under Sections 7.04(C)(2)(a) or 7.04(C)(2)(b) in accordance with the Plan Administrator’s expense policy.

(d) Charges to former Employee-Participants. The Plan Administrator may charge reasonable Plan expenses to the Accounts of former Employee-Participants, even if the Plan Administrator does not charge Plan expenses to the Accounts of current Employee-Participants. The Plan Administrator may charge different amounts or types of reasonable Plan expenses to the Accounts of former Employee-Participants, versus what it charges to the Accounts of current Employee-Participants. The Plan Administrator may charge the Accounts of former Employee-Participants by applying one of the Section 7.04(C)(2)(a) or (b) methods.

(e) ERISA compliance. This Section 7.04(C) does not authorize the Plan to charge a Participant for information that ERISA requires the Plan to furnish free of charge upon the Participant’s request. In addition, the Plan Administrator as ERISA may require, must disclose the nature of any Plan expenses and the manner of charging of any Plan expenses to the Plan or to particular Participant Accounts and must apply its expense policy in a manner which is consistent with ERISA.

(D) ERISA Fee Recapture Account. The Plan Administrator in its discretion may use an ERISA Fee Recapture Account to pay non-settlor Plan Expenses and may allocate funds in the ERISA Recapture Account (or excess funds therein after payment of Plan Expenses) as Earnings, or another method selected on Appendix B. The Plan Administrator will exercise its discretion in a reasonable, uniform and nondiscriminatory manner.

(1) Definition of ERISA Fee Recapture Account. An ERISA Fee Recapture Account is an account designated to receive amounts which a Plan service provider receives in the form of 12b-1 fees, sub-transfer agency fees, shareholder servicing fees or similar amounts (also known as “revenue sharing”), which the service provider receives from a source other than the Plan and which the service provider may remit to the Plan.

(E) Late Trading and Market Timing Settlement. In the event the Plan becomes entitled to a settlement from a mutual fund or other investment relating to late trading, market timing or other activities, the Plan Administrator will allocate the settlement proceeds to Participants and Beneficiaries in accordance with FAB 2006-01, or in another reasonable manner as the Plan Administrator may determine on a uniform and nondiscriminatory basis.

7.05 PARTICIPANT ADMINISTRATIVE PROVISIONS.

(A) Beneficiary Designation. A Participant from time to time may designate, in writing, any person(s) (including a trust or other entity), contingently or successively, to whom the Trustee will pay all or any portion of the Participant’s Vested Account Balance (including any life insurance proceeds payable to the Participant’s Account) in the event of death. A Participant under Section 6.03(B)(1) also may designate the method of distribution of his/her Account to the Beneficiary. The Plan Administrator will prescribe the form for the Participant’s written designation of Beneficiary and, upon the Participant’s proper completion and filing of the form with the Plan Administrator, the form effectively revokes all designations filed prior to that date by the same Participant. This Section 7.05(A) also applies to the interest of a deceased Beneficiary or a deceased alternate payee where the Beneficiary or alternate payee has designated a Beneficiary.

(1) Automatic revocation of spousal designation. A divorce decree revokes the Participant’s prior designation, if any, of his/her spouse or former spouse as his/her Beneficiary under the Plan unless: (a) a QDRO provides otherwise; or (b) the Employer in Appendix B elects otherwise. This Section 7.05(A)(1) applies solely to a Participant whose divorce becomes effective on or after the date the Employer executes this Plan unless: (i) the Plan is a Restated Plan and the prior Plan contained a provision to the same effect; or (ii) regardless of the application of (i), the Employer in Appendix A provides for a special Effective Date for this Section 7.05(A)(1). If the beneficiary designation of a spouse or former spouse is revoked under this paragraph, the remainder of the beneficiary designation remains in full force and effect; the designation shall be applied as though the spouse or former spouse predeceased the Participant.

(2) Coordination with QJSA/QPSA requirements. If Section 6.04 applies to the Participant, this Section 7.05 does not impose any special spousal consent requirements on the Participant’s Beneficiary designation unless the Participant waives the QJSA or QPSA benefit. If the Participant waives the QJSA or QPSA benefit without spousal consent to the Participant’s Beneficiary designation: (a) any waiver of the QJSA or of the QPSA is not valid; and (b) if the Participant dies prior to his/her Annuity Starting Date, the Participant’s Beneficiary designation will apply only to the portion of the death benefit which is not payable as a QPSA. Regarding clause (b), if the Participant’s surviving spouse is a primary Beneficiary under the Participant’s Beneficiary designation, the Trustee will satisfy the spouse’s interest in the Participant’s death benefit first from the portion which is payable as a QPSA.

(3) Profit Sharing Plan exception. If the Plan is a Profit Sharing Plan which the Employer under Section 6.04(G) has elected in its Adoption Agreement to exempt all Exempt Participants from the QJSA and QPSA requirements of Section 6.04, the Beneficiary designation of a married Exempt Participant, as described in Section 6.04(G), is not valid unless the Participant’s spouse consents (in the manner described in Section 6.04(A)(7)) to the Beneficiary designation. The spousal consent requirement in this Section 7.05(A)(3) does not apply if the Participant’s spouse is the Participant’s sole primary

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Beneficiary. A “sole primary Beneficiary” is the individual who has an unconditional right to all of the Participant’s Account Balance upon the Participant’s death.

(a) One-Year Marriage Rule. The Employer in its Adoption Agreement will elect whether to apply the “one-year marriage rule”. If the Employer elects to apply the one-year marriage rule, the spousal consent requirement of this Section 7.05(A)(3) does not apply unless the Exempt Participant and his/her spouse were married throughout the one year period ending on the date of the Participant’s death. If the Employer elects to apply the one-year marriage rule under this Section 7.05(A)(3), but the Participant is not an Exempt Participant (such that the QJSA and QPSA requirements apply to the Participant), the one-year marriage rule under Section 6.04(B) applies only to the QPSA.

(4) Limitation on frequency of Beneficiary changes. A Participant may change his/her Beneficiary in accordance with this Section 7.05(A) as often as the Participant wishes, unless the Employer in Appendix B elects to impose a minimum time interval between changes, but with an exception for certain major life events, such as death of a Beneficiary, divorce and other such events as the Plan Administrator reasonably may determine.

(5) Definition of spouse. The Employer in Appendix B may define the term “spouse.” That definition shall apply for all Plan purposes other than Section 6.02 related to requited minimum distributions, and Sections 6.04 and 7.05(A)(3) related to QJSAs, QPSAs, and related spousal rights.

(B) Default Beneficiary. If: (i) a Participant fails to name a Beneficiary in accordance with Section 7.05(A); or (ii) the Beneficiary (and all contingent or successive Beneficiaries) whom the Participant designates predecease the Participant, are invalid for any reason, or disclaim the Participant’s Vested Account Balance and the Plan Administrator has accepted the disclaimers as valid, then the Trustee (subject to any contrary provision in Appendix B under Section 7.05(C)) will distribute the Participant’s Vested Account Balance in accordance with Section 6.03 in the following order of priority to:

(1) Spouse. The Participant’s surviving spouse (without regard to the one-year marriage rule of Sections 6.04(B) and 7.05(A)(3)(a)), except where the spouse would be revoked as Beneficiary under Section 7.05(A)(1), had the Participant named the spouse as Beneficiary; and if no surviving spouse to

(2) Descendants. The Participant’s descendants (including adopted children), in equal shares by right of representation (one share for each surviving child and one share for each child who predeceases the Participant with living descendants); and if none to

(3) Parents. The Participant’s surviving parents, in equal shares; and if none to

(4) Estate. The Participant’s estate.

(C) Administration of Default Provision. The Employer in Appendix B may specify a different list or ordering of the list of default beneficiaries than under Section 7.05(B); provided however, that if the Plan is a Profit Sharing Plan, and the Plan includes Exempt Participants, as to such Exempt Participants, the Employer may not specify a different default Beneficiary list or order unless the Participant’s surviving spouse will be the sole primary Beneficiary. The Plan Administrator will direct the Trustee as to the distribution method and to whom the Trustee will make the distribution under Section 7.05(B). The Employer in Appendix B to its Adoption Agreement may define the term “spouse” under Section 7.05(B)(1). In the absence of such a definition, the Plan Administrator will interpret and apply the term “spouse” in a manner which is consistent with the Code provisions relating to retirement plans.

(D) Death of Beneficiary. If the Beneficiary survives the Participant, but dies prior to distribution of the Participant’s entire Vested Account Balance, the Trustee will distribute the remaining Vested Account Balance in the same manner as described in Sections 7.05(B) and (C) (applied as though the Beneficiary were the Participant) unless: (1) the Participant’s Beneficiary designation provides otherwise; or (2) the Beneficiary has properly designated a beneficiary. A Beneficiary only may designate a beneficiary for the Participant’s Account Balance remaining at the Beneficiary’s death if the Participant has not previously designated a successive contingent beneficiary and the Beneficiary’s designation otherwise complies with the Plan terms.

(E) Simultaneous Death of Participant and Beneficiary. If a Participant and his/her Beneficiary should die simultaneously, or under circumstances that render it difficult or impossible to determine who predeceased the other, then unless the Participant’s Beneficiary designation otherwise specifies, the Plan Administrator will presume conclusively that the Beneficiary predeceased the Participant.

(F) Incapacitated Participant or Beneficiary. If, in the opinion of the Plan Administrator based on evidence satisfactory to the Plan Administrator, a Participant or Beneficiary entitled to a Plan distribution is not able to care for his/her affairs because of a mental or physical condition, or because the Participant or Beneficiary is a minor, at the direction of the Plan Administrator, the Trustee will make the distribution to the Participant’s or Beneficiary’s guardian, conservator, attorney-in-fact or to other person authorized under state law to receive the benefit, such as a trustee or a custodian (including under a Uniform Transfers or Gifts to Minors Act). The Plan Administrator and the Trustee do not have any liability with respect to payments so made and neither the Plan Administrator nor the Trustee has any duty to make inquiry as to the competence of any person entitled to receive payments under the Plan.

(G) Assignment or Alienation. Neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation, except for (i) Plan loans as provided in Section 7.06, (ii) QDROs as provided in Code §414(p) (or a domestic relations order entered into before January 1, 1985) and (iii) certain voluntary, revocable assignments, judgments and settlements as provided in Code §401(a)(13). Except as provided by Code §401(a)(13), a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

(H) Information Available. Any Participant or Beneficiary without charge may examine the Plan description, copy of the latest annual report, any bargaining agreement, this Plan and

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Trust, and any contract or any other instrument which relates to the establishment or administration of the Plan or Trust. The Plan Administrator will maintain all of the items listed in this Section 7.05(H) in its office, or in such other place or places as it may designate from time to time in order to comply with ERISA, for examination during reasonable business hours. Upon the written request of a Participant or a Beneficiary, the Plan Administrator must furnish the Participant or Beneficiary with a copy of any item listed in this Section 7.05(H). The Plan Administrator may impose a reasonable copying charge upon the requesting person.

(I) Claims Procedure for Denial of Benefits. A Participant or a Beneficiary may file with the Plan Administrator a written claim for benefits, if the Participant or the Beneficiary disputes the Plan Administrator’s determination regarding the Participant’s or Beneficiary’s Plan benefit. However, the Plan will distribute only such Plan benefits to Participants or Beneficiaries as the Plan Administrator in its discretion determines a Participant or Beneficiary is entitled to receive. The Plan Administrator will create a written claims procedure as part of (or which accompanies) the Plan’s summary plan description. This Section 7.05(I) specifically incorporates the written claims procedure as from time to time published by the Plan Administrator as a part of the Plan, except that the Plan Administrator may amend the claims procedure without regard to Section 11.02. If the Plan Administrator pursuant to the Plan’s written claims procedure makes a final written determination denying a Participant’s or Beneficiary’s benefit claim, the Participant or Beneficiary to preserve the claim must file an action with respect to the denied claim not later than 180 days following the date of the Plan Administrator’s final determination.

(J) Inability to Determine Beneficiary. In the event that the Plan Administrator is unable to determine the identity of a Participant’s Beneficiary under circumstances of competing claims or otherwise, the Plan Administrator may file an interpleader action seeking an order of the court as to the determination of the Beneficiary. The Plan Administrator, the Trustee and other Plan fiduciaries may act in reliance upon any proper order issued under this Section 7.05(J) in maintaining, distributing or otherwise disposing of a Participant’s Account under the Plan terms, to any Beneficiary specified in the court’s order.

7.06 PLAN LOANS.

(A) Loan Policy. The Plan Administrator, at any time and in its sole discretion, may establish, amend or terminate a policy which the Trustee must observe in making Plan loans, if any, to Participants and to Beneficiaries. If the Plan Administrator adopts a loan policy, the loan policy must be nondiscriminatory and must be in writing. The policy must include: (1) the identity of the person or positions authorized to administer the Participant loan program; (2) the procedure for applying for a loan; (3) the criteria for approving or denying a loan; (4) the limitations, if any, on the types and amounts of loans available; (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; (7) acceptable methods for loan repayment and (8) the events constituting default and the steps the Plan will take to preserve Plan assets in the event of default. A loan policy the Plan Administrator adopts under this Section 7.06(A) is part of the

Plan, except that the Plan Administrator may amend or terminate the policy without regard to Section 11.02.

(B) Requirements for Plan Loans. The Trustee, as directed by the Plan Administrator will make a Plan loan to a Participant or to a Beneficiary in accordance with the loan policy, under Section 7.06(A), provided: (1) the loan policy satisfies the requirements of this Section 7.06; (2) loans are available to all Participants and Beneficiaries on a reasonably equivalent basis and are not available in a greater amount for HCEs than for NHCEs; (3) the loan is adequately secured; (4) the loan bears a reasonable rate of interest; (5) the loan provides for a fixed repayment schedule (except that the loan policy may suspend loan payments pursuant to Code §414(u)(4) or other Code provisions); (6) the default provisions of the note permit offset of the Participant’s Vested Account Balance only at the time when the Participant has a distributable event under the Plan, but without regard to whether the Participant consents to distribution as otherwise may be required under Section 6.01; (7) the loan otherwise conforms to the exemption provided by Code §4975(d)(1); and (8) the loan has repayment safeguards to which a prudent lender would adhere.

(C) Default as Distributable Event. The loan policy may provide a Participant’s loan default is a distributable event with respect to the defaulted amount, irrespective of whether the Participant otherwise has incurred a distributable event at the time of default, except as to Restricted 401(k) Accounts or Restricted Pension Accounts under Section 6.01(C)(4) which the Participant used to secure his/her loan and which are not then distributable at the time of default. See Section 6.06.

(D) QJSA/QPSA Requirements. If the QJSA/QPSA requirements of Section 6.04 apply to the Participant, the Participant may not pledge any portion of his/her Account Balance that is subject to such requirements as security for a loan unless, within the 180 day period ending on the date the pledge becomes effective, the Participant’s spouse, if any, consents (in a manner described in Section 6.04 other than the requirement relating to the consent of a subsequent spouse) to the security or, by separate consent, to an increase in the amount of security. See Section 6.04(D) regarding the effect of an outstanding loan pledge on the QJSA or QPSA benefit.

(E) Treatment of Loan as Participant-Directed. The Plan Administrator, to the extent provided in a written loan policy and consistent with Section 7.03(B)(3), will treat a Plan loan made to a Participant as a Participant-Directed Account, even if the Plan otherwise does not permit a Participant to direct his/her Account investments. Where a loan is treated as a Participant-Directed Account, the borrowing Participant’s Account alone shares in any interest paid on the loan, and the Account alone bears any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant’s loan in a Segregated Account (as described in Section 7.04(A)(2)(c)) on behalf of the borrowing Participant until the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee) deems it appropriate to add the loan payments to the Participant’s Account under the Plan.

7.07 LOST PARTICIPANTS. If the Plan Administrator is unable to locate any Participant, Beneficiary, or Alternate Payee whose Account becomes distributable under the Plan or if the, Plan has made a distribution but the check is uncashed (a “lost

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Participant”), the Plan Administrator will apply the provisions of this Section 7.07. The provisions of this Section 7.07 no longer apply if the Plan Administrator, prior to taking action to dispose of the lost Participant’s Account under Section 7.07(A)(2), (B)(2), (F), or (G), is able to complete the distribution.

(A) Ongoing Plan. The provisions of this Section 7.07(A) apply if the Plan is ongoing.

(1) Attempt to Locate. If the Plan Administrator is unable to locate a Lost Participant, the Plan Administrator must conduct a reasonable and diligent search for the Participant, using one or more of the search methods the Plan Administrator determines are appropriate under the circumstances.

(2) Failure to locate/disposition of Account. If a lost Participant remains unlocated after 6 months following the date the Plan Administrator first attempts to locate the lost Participant, the Plan Administrator may forfeit the lost Participant’s Account, provided the Account is not subject to the Automatic Rollover rules of Section 6.08(D). If the Plan Administrator forfeits the lost Participant’s Account, the forfeiture occurs at the end of the above-described 6-month period and the Plan Administrator will allocate the forfeiture in accordance with Section 3.07. The Plan Administrator under this Section 7.07(A)(2) will forfeit the entire Account of the lost Participant, including Elective Deferrals and Employee Contributions.

(3) Subsequent restoration of forfeiture. If a lost Participant whose Account was forfeited thereafter at any time but before the Plan has been terminated makes a claim for his/her forfeited Account, the Plan Administrator will restore the forfeited Account to the same dollar amount as the amount forfeited, unadjusted for Earnings occurring subsequent to the forfeiture. The Plan Administrator will make the restoration in the Plan Year in which the lost Participant makes the claim, first from the amount, if any, of Participant forfeitures the Plan Administrator otherwise would allocate for the Plan Year, and then from the amount or additional amount the Employer contributes to the Plan for the Plan Year. The Employer in Appendix B may provide that the Plan Administrator will use Trust Fund Earnings for the Plan Year, if any, as a source of the restoration, or may modify the order of priority of the sources of restoration described in the previous sentence. The Plan Administrator will distribute the restored Account to the lost Participant not later than 60 days after the close of the Plan Year in which the Plan Administrator restores the forfeited Account.

(B) Terminating plan. The provisions of this Section 7.07(B) apply if the Plan is terminating.

(1) Attempt to locate. The Plan Administrator, to attempt to locate a lost Participant when the plan is terminating, must conduct a reasonable and diligent search for the Participant, using one or more search methods the Plan Administrator determines are appropriate under the circumstances, and in compliance with relevant guidance from the DOL.

(2) Failure to locate/disposition of Account. If a lost Participant remains unlocated after a reasonable period the Plan Administrator will distribute the Participant’s Account under Sections 7.07(B)(2)(a), (b), (c) or (d) as applicable.

(a) No Annuity Contract/no other Defined Contribution Plan. If the terminating Plan does not provide for an Annuity Contract as a method of distribution and the Employer does not maintain another Defined Contribution Plan, the Plan Administrator will distribute the lost Participant’s Account in an Automatic Rollover to an individual retirement plan under Section 6.08(D), unless the Plan Administrator determines it is impractical to complete an Automatic Rollover or is unable to locate an individual retirement plan provider willing to accept the rollover distribution. In such event, the Plan Administrator may: (i) distribute the Participant’s Account to an interest-bearing insured bank account the Plan Administrator establishes in the Participant’s name; or (ii) distribute the Participant’s Account to the unclaimed property fund of the state of the Participant’s last known address.

(b) Plan provides Annuity Contract/no other Defined Contribution Plan. If the terminating Plan provides for an Annuity Contract as a method of distribution and the Employer does not maintain another Defined Contribution Plan, the Plan Administrator will purchase an Annuity Contract payable to the lost Participant for delivery to the Participant’s last known address reflected in the Plan’s records.

(c) Employer maintains another Defined Contribution Plan. If the Employer maintains another Defined Contribution Plan, the Plan Administrator may, in lieu of taking the actions described in Sections 7.07(B)(2)(a) or (b), transfer the lost Participant’s Account to the other Defined Contribution Plan.

(d) PBGC Missing Participant Program. In addition to, or in lieu of taking other actions, the Plan Administrator may use the PBGC Missing Participant Program, or any successor program.

(C) Search methods. The search methods available for the Plan Administrator to use under this Section include, but are not limited to, the following: (1) provide a distribution notice to the lost Participant at the Participant’s last known address by certified or registered mail; (2) check with the administrator of other employee benefit plans of the Employer that may have more up-to-date information regarding the Participant’s whereabouts; (3) identify and contact the Participant’s Designated Beneficiary under Section 7.05; (4) use one or more free internet search tools; (5) attempt contact via email or telephone, or (6) use proprietary internet search tools, commercial locator services, credit reporting agencies, information brokers, or other search methods. Regarding search methods (2) and (3) above, if the Plan Administrator encounters privacy concerns, the Plan Administrator may request that the Employer or other plan fiduciary (under (2)), or the Designated Beneficiary (under (3)), contact the Participant or forward a letter requesting that the Participant contact the Plan Administrator.

(D) Uniformity. The Plan Administrator will apply Section 7.07 in a reasonable, uniform and nondiscriminatory manner, but in determining a specific course of action as to a particular Account, reasonably may take into account differing circumstances such as the amount of a lost Participant’s Account, the expense in attempting to locate a lost Participant, the Plan Administrator’s ability to establish and the expense of establishing a rollover IRA, and other factors.

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(E) Expenses of search. The Plan Administrator, in accordance with Section 7.04(C)(2)(b), may charge to the Account of a Participant the reasonable expenses incurred under this Section 7.07 and which are associated with the Participant’s Account, without regard to whether or when the Plan Administrator actually locates or makes a distribution to the Participant.

(F) Alternative Disposition. The Plan Administrator under Sections 7.07(A) or (B) operationally may dispose of a lost Participant’s Account in any reasonable manner. The Plan Administrator may adopt a policy under this Section 7.07 as it deems reasonable or appropriate to administer the Accounts of lost Participants, provided that: (1) the terms of any such policy must be uniform and nondiscriminatory; and (2) the Plan Administrator must administer the policy in a uniform and nondiscriminatory manner.

(G) Uncashed check. The Plan Administrator operationally may dispose of an uncashed distribution from the Plan to a lost Participant at the time and in the manner described in this Section 7.07(G). Prior to doing so, the Plan Administrator must make reasonable and diligent efforts to contact the lost Participant, including using such search methods the Plan Administrator determines are appropriate under the circumstances. At the discretion of the Administrator, Plan distributions that remain uncashed may be: (1) voluntarily remitted to a State unclaimed property department, but no sooner than the appropriate state dormancy period has expired; or (2) deposited for the benefit of the lost Participant either to a: (a) bank account, or (b) individual retirement account if the original distribution was an eligible rollover distribution.

(H) Definition of uncashed. For purposes of this Section 7.07, a distribution is “uncashed” if it remains uncashed by the “cash-by” date on the check or in an accompanying notice, e.g., a date prescribed by the bank or the Plan. This “cash-by” date must be at least forty-five (45) days after the check is issued. If there is no prescribed “cash-by” date, then the amount is considered uncashed if it is not cashed by the check’s stale date.

7.08 PLAN CORRECTION. The Plan Administrator, in conjunction with the Employer and Trustee, as applicable, may undertake such correction of Plan failures as the Plan Administrator deems necessary, including correction to preserve tax qualification of the Plan under Code §401(a), to correct a fiduciary breach under ERISA or to unwind (correct) a prohibited transaction under the Code or ERISA. Without limiting the Plan Administrator’s authority under the prior sentence, the Plan Administrator, as it determines to be reasonable and appropriate, may undertake or assist the Employer in undertaking correction of Plan document, operational, demographic and employer eligibility failures under a method described in the Plan or under the Employee Plans Compliance Resolution System (“EPCRS”) as described in Rev. Proc. 2019-19, or any successor program to EPCRS. The Plan Administrator, as it determines to be reasonable and appropriate, also may undertake or assist the Employer, the Trustee or other appropriate Plan fiduciary or Plan official in undertaking correction of a fiduciary breach, including correction under the Voluntary Fiduciary Correction Program (“VFCP”) or any successor program to VFCP. If the Plan is a 401(k) Plan, the Plan Administrator to correct an operational failure (or if the allowable period for such correction has expired), may require the Trustee to distribute from the Plan Elective Deferrals, including Earnings thereon, and the Plan Administrator will treat any Matching Contributions and Earnings thereon relating to the distributed Elective Deferrals, as an Associated Matching Contribution under Section 3.07(A)(1). To the extent the Employer must make nonelective or matching contributions to the plan to correct a failure under EPCRS, other than a failure relating to the ADP test or ACP test (see Section 4.10), the Plan Administrator will use forfeitures to reduce the amount of such contribution.

7.09 PRE-APPROVED PLAN STATUS. If the Plan fails initially to qualify or to maintain qualification or if the Employer makes any amendment or modification to a provision of the Plan (other than a proper completion of an elective provision under the Adoption Agreement or an Appendix), the Employer no longer may participate under this Pre-approved Plan. The Employer also may not participate (or continue to participate) in this Pre-approved Plan if the Trustee or Custodian is not the Provider and does not have the written consent of the Provider required under Section 1.67, if any, to serve in the capacity of Trustee or Custodian. If the Employer is not entitled to participate under this Pre-approved Plan, the Plan is an individually-designed plan and the reliance procedures specified in the Adoption Agreement no longer apply.

7.10 PLAN COMMUNICATIONS, INTERPRETATION, AND CONSTRUCTION.

(A) Plan Administrator’s Discretion/Nondiscriminatory Administration. The Plan Administrator has total and complete discretion to interpret and construe the Plan and to determine all questions arising in the administration, interpretation and application of the Plan. Any determination the Plan Administrator makes under the Plan is final and binding upon any affected person. The Plan Administrator must exercise all of its Plan powers and discretion, and perform all of its duties in a uniform and nondiscriminatory manner.

(B) Written Communications. All Plan-related communications by any party must be in writing (which subject to Section 7.10(C) may include an electronic communication). All Participant or Beneficiary notices, designations, elections, consents or waivers must be made in a form the Plan Administrator (or, as applicable, the Trustee) specifies or otherwise approves. Any person entitled to notice under the Plan may waive the notice or shorten the notice period as permitted by law.

(C) Use of Electronic Media. The Plan Administrator using any electronic medium may give or receive any Plan notice, communicate any Plan policy, conduct any written Plan communication, satisfy any Plan filing or other compliance requirement and conduct any other Plan transaction to the extent permissible. A Participant or a Participant’s spouse, to the extent authorized by the Plan Administrator, may use any electronic medium to make or provide any Beneficiary designation, election, notice, consent or waiver under the Plan. Any reference in this Plan to a “form,” a “notice,” an “election,” a “consent,” a “waiver,” a “designation,” a “policy” or to any other Plan-related communication includes an electronic version thereof. Notwithstanding the foregoing, any Participant or Beneficiary notices and consent that are required pursuant to the Code must satisfy Treas. Reg. §1.401(a)-21.

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(D) Evidence. Anyone, including the Employer, required to give data, statements or other information relevant under the terms of the Plan (“evidence”) may do so by certificate, affidavit, document or other form which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Plan Administrator and the Trustee are protected fully in acting and relying upon any evidence described under the immediately preceding sentence.

(E) Plan Terms Binding. The Plan is binding upon the Employer, Trustee, Plan Administrator, Custodian (and all other service providers to the Plan), upon Participants, Beneficiaries and all other persons entitled to benefits, and upon the successors and assigns of the foregoing persons.

(F) Employment Not Guaranteed. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or any amendment to the Plan or Trust, or in the creation of any Account, or with respect to the payment of any benefit, gives any Employee, Participant or any Beneficiary any right to employment or to continued employment by the Employer, or any legal or equitable right against the Employer, the Trustee, the Custodian, the Plan Administrator or any employee or agent thereof, except as expressly provided by the Plan or the Trust.

(G) Word Usage. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural. Titles of Plan and Adoption Agreement sections are for reference only.

(H) State Law. The law of the state of the Employer’s (or if there is a corporate Trustee, the Trustee’s, or if the Plan is fully insured, the insurer’s) principal place of business will determine all questions arising with respect to the provisions of the Plan and Trust. The Employer in Appendix B may elect to apply the law of another state or appropriate legal jurisdiction.

(I) Parties to Litigation. Except as otherwise provided, a Participant or a Beneficiary is not a necessary party or required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment (not subject to further appeal) entered in any such proceeding will be binding upon the Employer, the Plan Administrator, the Trustee, Custodian, Participants and Beneficiaries and upon their successors and assigns.

(J) Fiduciaries Not Insurers. The Trustee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Employer, the Plan Administrator and the Trustee to make any distribution from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

(K) Construction/Severability. The Plan, the Adoption Agreement, the Trust and all other documents to which they refer, will be interpreted consistent with and to preserve tax qualification of the Plan under Code §401(a) and tax exemption of the Trust under Code §501(a) and also consistent with ERISA. To the extent permissible, any provision which a court (or other entity with binding authority to interpret the Plan)

determines to be inconsistent with such construction and interpretation, is deemed severed and is of no force or effect, and the remaining Plan terms will remain in full force and effect.

7.11 DIVESTMENT OF EMPLOYER SECURITIES.

(A) Application and Effective Date of Article. This Section 7.11 only applies to a Plan that is an Applicable Defined Contribution Plan.

(1) Definition of Applicable Defined Contribution Plan. Except as provided herein or in Treas. Reg. §1.401(a)(35)-1, an Applicable Defined Contribution Plan means a Defined Contribution Plan that holds Publicly Traded Employer Securities.

(a) Exclusions. An Applicable Defined Contribution Plan does not include a one-participant plan, as defined in Code §401(a)(35)(E)(iv) or an employee stock ownership plan (“ESOP”) as defined in Code §4975(e)(7) if: (i) the ESOP holds no contributions (or related earnings) that are (or were ever) subject to Code §§401(k) or 401(m); and (ii) the ESOP is a separate plan, for purposes of Code §414(l), from any other Defined Benefit Plan or Defined Contribution Plan maintained by the Employer.

(2) Definition of Publicly Traded Employer Securities. For purposes of this Article, a Publicly Traded Employer Security is an Employer security which is traded on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1935 or which is traded on a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority and the security is deemed by the Securities and Exchange Commission as having a “ready market” under SEC Rule 15c3-1.

(B) Rule Applicable to Elective Deferrals, Employee Contributions and Rollovers. If any portion of an Applicable Individual’s Account attributable to Elective Deferrals, Employee Contributions, or Rollover Contributions is invested in Publicly-Traded Employer Securities, then, except as otherwise provided herein, the Applicable Individual may elect to direct the Plan Administrator to divest any such Securities, and to reinvest an equivalent amount in other investment options which satisfy the requirements of Section 7.11(D).

(1) Definition of Applicable Individual/Deferrals. For purposes of this Section 7.11(B), an Applicable Individual means: (i) a Participant; (ii) an alternate payee who has an Account under the Plan; or (iii) a Beneficiary.

(C) Rule Applicable to Employer Contributions (other than Elective Deferrals). If any portion of an Applicable Individual’s Account attributable to Employer Contributions other than Elective Deferrals is invested in Publicly-Traded Employer Securities, then, except as otherwise provided herein, the Applicable Individual may elect to direct the Plan Administrator to divest any such Securities, and to reinvest an equivalent amount in other investment options which satisfy the requirements of Section 7.11(D).

(1) Definition of Applicable Individual/Employer Contributions. For purposes of this Section 7.11(C), an Applicable Individual means: (i) a Participant who has completed at least three Years of Service; (ii) an alternate payee

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who has an Account under the Plan with respect to a Participant who has completed at least three Years of Service; or (iii) a Beneficiary with respect to a Participant who had completed at least three Years of Service. For this purpose, a Year of Service means in accordance with Section 5.05 relating to vesting. However, if the Plan provides for immediate vesting or applies the Elapsed Time Method in determining vesting, a Participant completes three Years of Service on the day immediately preceding the third anniversary of the Participant’s Employment Commencement Date.

(D) Investment Options. For purposes of this Section 7.11, other investment options must include not less than three investment options, other than Publicly Traded Employer Securities, to which the Applicable Individual who has the right to divest under Section 7.11(B) or 7.11(C) may direct the proceeds from the divestment of such Securities. Each of the three investment options must be diversified and have materially different risk and return characteristics. For this purpose, investment options that constitute a broad range of investment alternatives within the meaning of DOL Regulation §2550.404c-1(b)(3) are treated as being diversified and having materially different risk and return characteristics. The Plan must provide reasonable divestment and reinvestment opportunities at least quarterly.

(E) Restrictions or Conditions on Investments in Employer Securities. Except as permitted by Treas. Reg. §1.401(a)(35)-1(e), the Plan may not impose restrictions or conditions on the investment of Publicly Traded Employer Securities which the Plan does not impose on the investment of other Plan assets.

7.12 TRUST VALUATION. The Trustee or the Named Fiduciary (as the Trust provides or they shall agree) shall value the Trust Fund and as applicable, the value of the Trust assets within each Participant or Beneficiary Account. The Trust Fund shall be valued on the Accounting Date on such other Valuation Dates as the Employer may direct or the Plan Administrator may determine by policy. The Trustee (Custodian) may reasonably rely on any valuation the Named Fiduciary conducts and provides.

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ARTICLE VIII TRUST

8.01 RECORDS/INFORMATION. The Trustee must keep such records and supply to the Plan Administrator such information regarding the Trust as may be reasonably necessary for the proper administration of the Plan.

8.02 CONFLICT WITH PLAN. In the event of any conflict between the provisions of this Plan and the terms of the Trust, the provisions of the Plan control.

8.03 NAMED FIDUCIARY.

(A) Definition of Named Fiduciary. See Section 1.37.

(B) Duty of Named Fiduciary. The Named Fiduciary under the Plan has the sole responsibility to control and to manage the operation and administration of the Plan. If the Named Fiduciary is also the Trustee, the Named Fiduciary is solely responsible for the management and the control of the Trust Fund, except Trust assets properly: (1) under the control or the direction of an Investment Manager, ancillary trustee or other Plan fiduciary; or (2) subject to Employer or Participant direction of investment.

(C) Appointment of Investment Manager. The Named Fiduciary may appoint an Investment Manager. See Section 7.02(C)(8).

8.04 POWER OF SIGNATORY EMPLOYER. The Signatory Employer may, consistent with the provisions of the Trust and Section 1.67, amend the Trust, substitute a different Trust, appoint a new Trustee, Custodian, or ancillary Trustee. The foregoing actions are not amendments of the Plan, are not subject to the restrictions of Section 11.02(A) or (B), and are binding upon all Participating Employers without their consent.

8.05 LIMITATIONS ON INVESTMENT IN EMPLOYER STOCK/REAL PROPERTY. If the Trust invests in qualifying Employer securities or in qualifying Employer real property, as defined in and as limited by ERISA.

(A) Profit Sharing Plans/401(k) Plans. If the Employer’s Plan is a Profit Sharing Plan or a 401(k) Plan, the aggregate investments in (acquisitions and holdings of) qualifying Employer securities and in qualifying Employer real property may comprise up to 100% of the value of Plan assets, unless the Employer in Appendix B elects to restrict such investments to 10% of the value of Plan assets determined immediately after the acquisition (or to some other percentage of value which is less than 100%). Notwithstanding the foregoing, except where permitted under ERISA §407(b)(2), if the Plan includes a 401(k) arrangement, a Participant’s Elective Deferral Account accumulated in Plan Years beginning after December 31, 1998, including earnings thereon, may not be invested more than 10% by value in qualifying Employer securities and qualifying Employer real property, unless such investments are directed by the Participant or the Participant’s Beneficiary.

(B) Voting/distribution. If the Plan invests in qualifying Employer securities, the Plan Administrator may adopt a uniform and nondiscriminatory policy providing for the exercise of voting rights, distribution restrictions, repurchase, put, call or right of first refusal rules, or other rights and restrictions affecting the qualifying Employer securities.

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ARTICLE IX

PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY

9.01 INSURANCE BENEFIT.

(A) General. The Employer may elect to provide incidental life insurance benefits for Insurable Participants who consent to life insurance benefits by executing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to a contribution allocation to the Participant’s Account. At an insured Participant’s written direction, the Trustee will use all or any portion of the Participant’s Employee Contributions, if any, to pay insurance premiums covering the Participant’s life.

(B) Insurance on Others. Unless the Plan is a Money Purchase Pension Plan, the Trustee may purchase life insurance for the benefit of the Participant on the life of a family member of the Participant.

(C) Amount and Type of Coverage. The Employer will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the Contracts, the amount of the coverage and the applicable Dividend plan.

(D) Ownership. Each application for a Contract, and the Contracts themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the Contracts, subject to the terms and provisions of this Plan. The Trustee must be the Contract named beneficiary for the Account of the insured Participant. The Trustee will hold all Contracts issued under the Plan as Trust assets.

(E) Distribution. Proceeds of Contracts paid to the Participant’s Account under this Article IX are subject to the distribution requirements of Article VI. The Trustee will not retain any such proceeds for the benefit of the Trust.

(F) Premiums/Directed Investment. The Trustee will charge the premiums on any Contract covering the life of a Participant (or, as applicable, the family member of a Participant) against the Account of that Participant and will treat the Contract as a directed investment of the Participant’s Account, even if the Plan otherwise does not permit a Participant to direct the investment of his/her own Account.

(G) Uniformity. The Trustee must arrange, where possible, for all Contracts issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance Contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain.

(H) Custodians. The provisions of this Article IX are not applicable, and the Plan may not invest in Contracts, if a Custodian signatory to the Adoption Agreement is a bank which does not have trust powers from its governing state banking authority.

9.02 LIMITATIONS ON COVERAGE.

(A) Incidental Insurance Benefits. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the aggregate of the Employer Contributions (including Elective

Deferrals and forfeitures) allocated to any Participant’s Account: (1) 49% in the case of the purchase of ordinary life insurance Contracts; or (2) 25% in the case of the purchase of term life insurance or universal life insurance Contracts. If the Trustee purchases a combination of ordinary life insurance Contract(s) and term life insurance or universal life insurance Contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance Contract(s) and the premiums paid for the term life insurance or universal life insurance Contract(s) may not exceed 25% of the Employer Contributions allocated to any Participant’s Account.

(B) Exception for Certain Profit Sharing Plans. If the Plan is a Profit Sharing Plan or a 401(k) Plan, the incidental insurance benefits requirement of Section 9.02(A) does not apply to the Plan if the Plan purchases life insurance benefits only from Employer Contributions accumulated in the Participant’s Account for at least two years, measured from the allocation date.

(C) Exception for Other Amounts. The incidental insurance benefit requirement of Section 9.02(A) does not apply to Contracts purchased: (1) with Employee Contributions; (2) with Rollover Contributions; or (3) with Earnings on Employer Contributions.

9.03 DISPOSITION OF LIFE INSURANCE PROTECTION.

(A) Timing. The Trustee will not continue any life insurance protection beyond the later of the Participant’s: (1) Annuity Starting Date under Section 6.01(A)(2)(h), or (2) Separation from Service. The Trustee, at the direction of the Plan Administrator, will make any transfer of Contract(s) as soon as administratively practicable after the date specified under this Section 9.03(A).

(B) Method. The Trustee may not transfer any Contract under this Section 9.03 which contains a method of payment not specifically authorized by Article VI or which fails to comply with the QJSA requirements, if applicable, of Section 6.04. In this regard, the Trustee either must convert such a Contract to cash and distribute the cash instead of the Contract, or before making the transfer, must require the Issuing Company to delete the unauthorized method of payment option from the Contract.

9.04 DIVIDENDS. Dividends are applied to the Participant’s Account on whose life the Issuing Company has issued the Contract. Dividends are applied to premium reduction unless the Plan Administrator directs the Trustee to purchase insurance benefits or additional insurance benefits for the Participant.

9.05 LIMITATIONS ON INSURANCE COMPANY DUTIES.

(A) Not a Party to Plan. An insurance company, solely in its capacity as an Issuing Company: (1) is not a party to the Plan; and (2) is not responsible for the Plan’s validity.

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(B) No Responsibility for Others. An Issuing Company has no responsibility or obligation under the Plan to Participants or Beneficiaries for any act required of the Employer, the Plan Administrator, the Trustee, the Custodian or any other service provider to the Plan (unless the Issuing Company also serves in such capacities).

(C) Plan Terms. No insurance company, solely in its capacity as an Issuing Company, need examine the terms of this Plan.

(D) Reliance/Discharge. For the purpose of making application to an Issuing Company and in the exercise of any right or option contained in any Contract, the Issuing Company may rely upon the signature of the Trustee and is held harmless and completely discharged in acting at the direction and authorization of the Trustee. An Issuing Company is discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any amounts the Issuing Company so pays.

9.06 RECORDS/INFORMATION. An Issuing Company must keep such records and supply to the Plan Administrator or Trustee such information regarding its Contracts as may be reasonably necessary for the proper administration of the Plan.

9.07 CONFLICT WITH PLAN. In the event of any conflict between the provisions of this Plan and the terms of any Contract issued in accordance with this Article IX, the provisions of the Plan control.

9.08 APPENDIX B OVERRIDE. The Employer in Appendix B may amend the provisions of this Article IX in any manner except as would be inconsistent with any other Plan provision.

9.09 DEFINITIONS. For purposes of this Article IX:

(A) Contract(s). Contract or Contracts means an ordinary life, term life or universal life insurance contract issued by an Issuing Company on the life of a Participant or other person as authorized under this Article IX.

(B) Dividends. Dividends means Contract dividends, refunds of premiums and other credits.

(C) Insurable Participant. Insurable Participant means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

(D) Issuing Company. Issuing Company is any life insurance company which has issued a Contract upon application by the Trustee under the terms of this Plan.

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ARTICLE X

TOP-HEAVY PROVISIONS

10.01 DETERMINATION OF TOP-HEAVY STATUS.

(A) Only Employer Plan. If this Plan is the only qualified plan maintained by the Employer, the Plan is top-heavy for a Plan Year if the Top-Heavy Ratio as of the Determination Date exceeds 60%.

(B) If Other Plans. If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan now terminated, this Plan is top-heavy only if it is part of the Required Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%.

(1) Count all aggregated plans. The Plan Administrator will calculate the Top-Heavy Ratio in the same manner as required by Section 10.06(K) taking into account all plans within the Aggregation Group. The Plan Administrator will calculate the Top-Heavy Ratio with reference to the Determination Dates that fall within the same calendar year. If an aggregated plan does not have a Valuation Date coinciding with the Determination Date, the Plan Administrator must value the Account Balance in the aggregated plan as of the most recent Valuation Date falling within the twelve-month period ending on the Determination Date, except as Code §416 and applicable Treasury regulations require for the first plan year and for the second plan year of a Defined Benefit Plan.

(2) Terminated plans. To the extent the Plan Administrator must take into account distributions to a Participant, the Plan Administrator must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date.

(3) Defined Benefit Plans/SEPs. The Plan Administrator will calculate the present value of accrued benefits under Defined Benefit Plans or the account balances under simplified employee pension plans included within the Aggregation Group in accordance with the terms of those plans and Code §416 and the applicable Treasury regulations.

(C) Defined Benefit Plans.

(1) Use of uniform accrual. If a Participant in a Defined Benefit Plan is a Non-Key Employee, the Plan Administrator will determine his/her accrued benefit under the accrual method, if any, which is applicable uniformly to all Defined Benefit Plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code §411(b)(1)(C).

(2) Actuarial assumptions. If the Employer maintains a Defined Benefit Plan, the Plan Administrator will use the actuarial assumptions (interest and mortality only) stated in that plan to calculate the present value of benefits from the Defined Benefit Plan.

(D) Application of Top-Heavy Rules. The top-heavy provisions of the Plan apply only for Plan Years in which Code §416 or the Plan otherwise requires application of the top-heavy rules. If applicable, the provisions of this Article X supersede any conflicting Plan or Adoption Agreement provisions, except as the context may otherwise require.

10.02 TOP-HEAVY MINIMUM ALLOCATION. The Top-Heavy Minimum Allocation requirement applies to the Plan only in a Plan Year for which the Plan is top-heavy.

(A) Allocation to Non-Keys. If the Plan is top-heavy in any Plan Year each Non-Key Employee (or, if the Employer elects in Appendix B, each Employee) who is a Participant (as described in Section 10.06(H)) and employed by the Employer on the last day of the Plan Year will receive a Top-Heavy Minimum Allocation for that Plan Year. However, pursuant to Code §416(i)(4), Participants whose employment is governed by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining shall not be eligible to receive the top-heavy minimum allocations unless otherwise provided in the Appendix B.

(B) Additional Contribution/Allocation as Required. The Plan Administrator first will allocate the Employer Contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the provisions of its Adoption Agreement. The Employer then will contribute an additional amount for the Account of any Participant entitled under Section 10.02(A) to a Top-Heavy Minimum Allocation and whose contribution rate for the Plan Year is less than the Top-Heavy Minimum Allocation. The additional amount is the amount necessary to increase the Participant’s allocation rate to the Top-Heavy Minimum Allocation. The Plan Administrator will allocate the additional contribution to the Nonelective Contribution Account of the Participant on whose behalf the Employer makes the contribution.

(C) No Plan Allocations. If, for a Plan Year, there are no allocations of Employer Contributions or of forfeitures for any Key Employee, the Plan does not require any Top-Heavy Minimum Allocation for the Plan Year, unless a Top-Heavy Minimum Allocation applies because of the maintenance by the Employer of more than one plan.

10.03 PLAN WHICH WILL SATISFY TOP-HEAVY. If the Plan is top-heavy, the Plan Administrator will determine if the Plan satisfies the Top-Heavy Minimum Allocation requirement under this Section 10.03.

(A) Aggregation of Plans to Satisfy. The Plan Administrator will aggregate all qualified plans the Employer maintains to determine if the Plan satisfies the Top-Heavy Minimum Allocation requirement.

(B) More Than One Defined Contribution Plan. If the Employer maintains more than one Defined Contribution Plan in which a Non-Key Employee participates and the Non-Key Employee receives less than the Top-Heavy Minimum Allocation for a Plan Year in which the Plan is top-heavy, the Plan Administrator operationally will determine to which plan the Employer will make the necessary additional contribution. If the Plan Administrator elects for the Employer to make the additional contribution to this Plan, the Plan Administrator will allocate the contribution in accordance with Section 10.02(B). If

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the Plan Administrator elects for the Employer to make the additional contribution to another plan, the Plan Administrator must determine that the additional contribution is sufficient to satisfy the Top-Heavy Minimum Allocation.

(C) Defined Benefit Plan(s). If the Employer maintains one or more Defined Benefit Plans in addition to this Plan and a Non-Key Employee participates in both types of plans, the Plan Administrator operationally will determine if the Employer will make the necessary additional contribution to the Plan to satisfy the top-heavy Minimum Allocation Rate or if the Employer will provide a required top-heavy minimum benefit in the Defined Benefit Plan. If the Plan Administrator elects for the Employer to make the additional contribution to this Plan, the Top-Heavy Minimum Allocation is 5%, irrespective of the Highest Contribution Rate, and the Plan Administrator will allocate the contribution in accordance with Section 10.02(B). If the Plan Administrator elects for the Employer to satisfy the top-heavy minimum benefit in a Defined Benefit Plan, the Plan Administrator must determine that such top-heavy minimum benefit is sufficient to satisfy the top-heavy requirements in such Plan.

(D) Override. The Employer in Appendix B may specify overriding provisions which will apply to satisfy the requirements of Code §416 and the applicable regulations if the Employer maintains more than one qualified plan.

10.04 SAFE HARBOR PLAN EXEMPTION. If in any Plan Year: (1) the Plan Administrator allocates only Safe Harbor Contributions, Additional Matching Contributions and Elective Deferrals to the Plan; and (2) there are no forfeitures to allocate for the Plan Year or the Plan Administrator allocates forfeitures in the manner Section 3.07(A)(4) describes, the Plan will not be subject to the top heavy requirements of this Article X for that Plan Year. In accordance with Section 3.07(A)(4), the Employer in its Adoption Agreement may elect to apply forfeitures in such a manner so as to preserve the top heavy exemption under this Section 10.04. This Section 10.04 does not apply if the Employer in its Adoption Agreement elects eligibility for Elective Deferrals which is earlier than the one Year of Service and age 21 eligibility requirements the Employer elects to apply for the Safe Harbor Contributions, using the OEE rule under Section 4.06(C).

10.05 SIMPLE PLAN EXEMPTION. A SIMPLE 401(k) Plan under Section 3.10 is not subject to the provisions of this Article X.

10.06 DEFINITIONS. For purposes of applying the top-heavy provisions of the Plan:

(A) Compensation. Compensation means Compensation as determined under Section 4.05(F) for Code §415 purposes and includes Compensation for the entire Plan Year.

(B) Determination Date. Determination Date means for any Plan Year, the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of the first Plan Year.

(C) Determination (look-back) Period. Determination Period means the 1-year period ending on the Determination Date. In the case of distributions made for a reason other than Severance from Employment, death or Disability, the determination period means the 5-year period ending on the Determination Date.

(D) Employer. Employer means the Employer that adopts this Plan and any Related Employer.

(E) Highest Contribution Rate. Highest Contribution Rate means for any Key Employee, all Employer Contributions (including Elective Deferrals, but not including Employer contributions to Social Security and not including Catch-Up Deferrals) and forfeitures allocated to the Participant’s Account for the Plan Year, divided by his/her Compensation for the entire Plan Year. To determine a Key Employee’s contribution rate, the Plan Administrator must treat all qualified top-heavy Defined Contribution Plans maintained by the Employer (or by any Related Employer) as a single plan.

(F) Key Employee. Key Employee means, as of any Determination Date, any Employee or former Employee (including a deceased former Employee) who, at any time during the Determination Period: (i) has annual Compensation exceeding $130,000 (as adjusted under Code §416(i)(1)(A)) and is an officer of the Employer; (ii) is a more than 5% owner of the Employer; or (iii) is a more than 1% owner of the Employer and has annual Compensation exceeding $150,000.

(1) Attribution. The constructive ownership rules of Code §318 as modified by Code §416(i)(1)(B)(i) (or the principles of that Code section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer.

(2) Maximum Officers. The number of officers taken into account under Section 10.06(F) clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code §414(q) exclusions) of Employees, and in no event will exceed 50 officers.

(3) Code/regulations. The Plan Administrator will make the determination of who is a Key Employee in accordance with Code §416(i)(1) and the applicable Treasury regulations.

(G) Non-Key Employee. Non-Key Employee means an Employee who is not a Key Employee.

(H) Participant. Participant means any Employee otherwise eligible to participate in the Plan, even if the Participant would not be entitled to other Plan allocations or would receive a lesser allocation under the Plan terms.

(I) Permissive Aggregation Group. Permissive Aggregation Group means the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the nondiscrimination requirements of Code §401(a)(4) and the coverage requirements of Code §410. The Plan Administrator will determine the Permissive Aggregation Group.

(J) Required Aggregation Group. Required Aggregation Group means: (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date (including terminated plans); and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code §401(a)(4) or of Code §410.

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(K) Top-Heavy Ratio. Top-Heavy Ratio means a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date and the denominator of which is the sum of the Account Balances for all Employees as of the Determination Date.

(1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan (as defined in Code §408(k))) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the “determination date” has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the “required aggregation group” or “permissive aggregation group” as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the “determination date” (including any part of any Account balance distributed in the 1-year period ending on the “determination date”) (5-year period ending on the “determination date” in the case of a distribution made for a reason other than severance from employment, death or Total and Permanent Disability), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 1-year period ending on the “determination date”) (5-year period ending on the “determination date” in the case of a distribution made for a reason other than severance from employment, death or Total and Permanent Disability), both computed in accordance with Code §416 and the Regulations thereunder.

Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the “determination date,” but which is required to be taken into account on that date under Code §416 and the Regulations thereunder.

(2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the “determination date” has or has had any accrued benefits, the top-heavy ratio for any “required aggregation group” or “permissive aggregation group” as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the “present value” of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the “determination date,” and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (1) above, and the “present value” of accrued benefits under the defined benefit plan or plans for all Participants as of the “determination date,” all determined in accordance with Code §416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the “determination date” (5-year period ending on the “determination date” in the case of a distribution made for a reason other than severance from employment, death or Total and Permanent Disability).

(3) For purposes of (1) and (2) above, the value of Account balances and the “present value” of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the “determination date,” except as provided in Code §416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 1-year period ending on the “determination date” will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code §416 and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the “determination dates” that fall within the same calendar year.

The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code §411(b)(1)(C).

In determining the Top-Heavy Ratio, the Plan Administrator will include and will exclude such amounts as are described below, and in accordance with Code §416 and the applicable Treasury regulations.

(4) Catch-Up Deferrals. The Plan Administrator will include Catch-Up Deferrals.

(5) DECs. The Plan Administrator will exclude DECs.

(6) Certain Contributions. The Plan Administrator will include any contribution not made, but due as of the Determination Date.

(7) Certain Distributions. The Plan Administrator will include any distributions made within the Determination Period.

(8) Former Key Employees. The Plan Administrator will exclude the Account Balance (and distributions, if any, of the Account Balance) of any Non-Key Employee who was formerly a Key Employee.

(9) No Service during 1-year look-back. The Plan Administrator will exclude the Account Balance (including distributions, if any, of the Account Balance) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period, which for purposes of this Section 10.06(K)(6), means the 1-year period described in Section 10.06(C).

(10) Rollover Contributions and Transfers. The Plan Administrator, in accordance with Code §416 and the applicable Treasury regulations, will include unrelated Rollovers and Transfers which the Plan makes and related Rollovers and Transfers which the Plan receives. The Plan Administrator will exclude related Rollovers and Transfers which the Plan makes and unrelated Rollovers and Transfers which the Plan receives. In-plan Roth rollovers are related Rollovers.

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(L) Top-Heavy Minimum Allocation. Top-Heavy Minimum Allocation means an allocation equal to the lesser of 3% of the Non-Key Employee’s Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee multiplied by the Non-Key Employee’s Plan Year Compensation. For purposes of satisfying the Employer’s Top-Heavy Minimum Allocation requirement, the Plan Administrator disregards the Elective Deferrals allocated to a Non-Key Employee’s Account in determining the Non-Key Employee’s allocation rate. To determine a Non-Key Employee’s allocation rate, the Plan Administrator must treat all qualified top-heavy Defined Contribution Plans maintained by the Employer (or by any Related Employer) as a single plan. If a Defined Benefit Plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code §401(a)(4) or the coverage rules of Code §410 (or another plan benefiting the Key Employee so depends on such Defined Benefit Plan), the top-heavy minimum allocation is 3% of the Non-Key Employee’s Compensation regardless of the contribution rate for the Key Employees.

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ARTICLE XI

EXCLUSIVE BENEFIT, AMENDMENT, AND TERMINATION

11.01 EXCLUSIVE BENEFIT.

(A) No Reversion/Diversion. Except as provided under Section 3.01(H), the Employer does not have any beneficial interest in any asset of the Trust Fund and no part of any asset in the Trust Fund may ever revert to or be repaid to the Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust Fund, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries and for defraying reasonable expenses of administering the Plan.

(B) Initial Qualification. If the IRS, upon the Employer’s application for initial approval (determination) of this Plan, determines the Trust created under the Plan is not a qualified trust exempt from Federal income tax, the Trustee, upon written notice from the Employer, will return the Employer Contributions and the Earnings thereon to the Employer. This Section 11.01(B) applies only if the Employer makes the application for determination by the time prescribed by law for filing the Employer’s tax return for the Taxable Year in which the Employer adopted the Plan, or by such later date as the Secretary of the Treasury may prescribe. The Trustee must make the return of the Employer contribution under this Section 11.01(B) within one year of a final disposition of the Employer’s request for initial determination as to the Plan. The Employer’s Plan and Trust will terminate upon the Trustee’s return of the Employer Contributions.

11.02 AMENDMENT BY EMPLOYER.

(A) Permitted Amendments. The Employer, consistent with this Section 11.02 and other applicable Plan provisions, has the right, at any time to amend or to restate the Plan including the Trust.

(1) Adoption Agreement/Appendix B overrides. The Employer may: (a) restate its Adoption Agreement (including converting the Plan to another type of plan using a different Adoption Agreement approved for use with the Pre-Approved Plan); (b) amend the elective provisions of the Adoption Agreement (changing an existing election or making a new election) in any manner the Employer deems necessary or advisable; and (c) elect in Appendix B any or all of the basic plan overrides specified therein, including adding language to satisfy Code §§415 or 416 because of the required aggregation of multiple plans.

(2) Model amendments. The Employer may adopt model amendments published by the IRS (the adoption of which the IRS provides will not cause the Plan to be individually designed).

(3) Interim amendments. The Employer may make such good faith amendments as the Employer considers necessary to maintain the Plan’s tax-qualified status.

(B) Amendment Formalities.

(1) Writing. The Employer must make all Plan amendments in writing. Each amendment must specify the amendment execution date and, if different from its execution date, must specify the amendment’s retroactive, current or prospective Effective Date.

(2) Restatement. An Employer may amend its Plan by means of a complete restatement of its Adoption Agreement. To restate its Plan, the Employer must complete and execute a new Adoption Agreement.

(3) Amendment (without restatement). An Employer may amend its Plan without completion of a new Adoption Agreement by either: (a) completion and substitution of one or more Adoption Agreement pages including a new Adoption Agreement Execution Page executed by the Employer; or (b) other written instrument amending the Adoption Agreement executed by the Employer. Except under Section 4.08, to preserve the Plan’s Pre-approved status under Section 7.09, the substantive language of any amendment under Section 11.02(B)(3), clause (b) (amendment other than by substituted Adoption Agreement page) must reproduce without alteration, the relevant portion(s) of the Adoption Agreement text and elections which the Employer is amending or must have the substantive effect of doing so such as incorporating by reference the Adoption Agreement text into the amendment.

(4) Effect of certain alterations. Any restatement or amendment which is not permitted under this Section 11.02 or elsewhere in the Plan may result in the IRS treating the Plan as an individually designed plan. See Section 7.09 for the effect of certain amendments adopted by the Employer which will result in the Employer’s Plan losing Pre-Approved Plan status.

(5) Operational discretion and policy changes not an amendment. A Plan amendment does not include the Plan Administrator’s exercise of any operational discretion the Plan accords to the Administrator, including but not limited to, the Plan Administrator’s adoption, modification or termination of any policy, rule or regulation in accordance with the Plan or any change to any Adoption Agreement checklist. A Plan amendment does not include an amendment or substitution of the Trust. A Plan amendment does not include an amendment of an appendix to the Adoption Agreement describing contributions made pursuant to one or more Prevailing Wage Contracts.

(6) Signatory Employer authority. The Signatory Employer alone may execute any Plan amendment under this Section 11.02, and such amendment is effective and binding upon existing Participating Employers. See Section 1.24(A).

(C) Impermissible Amendment/Protected Benefits.

(1) Exclusive benefit/no reversion. The Employer may not amend the Plan to permit any of the Trust Fund (other than as required to pay any Trust taxes and reasonable Plan administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants and Beneficiaries. An amendment may not cause any portion of the Trust Fund to revert to the Employer or to become the Employer’s property.

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(2) Disregard of amendment/tracking Protected Benefits. The Plan Administrator must disregard an amendment to the extent application of the amendment would fail to satisfy this Section 11.02(C). The Plan Administrator, in an Adoption Agreement checklist, may maintain a list of Protected Benefits which the Plan must preserve.

(3) No cut-backs. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant’s Account Balance, except to the extent permitted under Code §412(d)(2), may not reduce or eliminate Protected Benefits determined immediately prior to the adoption date (or, if later, the Effective Date) of the amendment. An amendment reduces Protected Benefits even if the amendment merely adds a restriction or condition that is permitted under the vesting rules in Code §§411(a)(3) through (11). However, a participant’s Account Balance may be reduced to the extent permitted under Treas. Regs. 1.411(d)-3 and 1.411(d)-4. For purposes of this paragraph, a plan amendment which has the effect of decreasing a participant’s Account Balance, with respect to benefits attributable to service before the amendment, shall be treated as reducing a Protected Benefit. An amendment reduces or eliminates Protected Benefits if the amendment has the effect of either: (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations); or (b) eliminating an optional form of benefit. An amendment does not impermissibly eliminate a Protected Benefit relating to the method of distribution if after the amendment a Participant may receive a single sum payment at the same time or times as the method of distribution eliminated by the amendment and such payment is based on the same or a greater portion of the Participant’s Account as the eliminated method of distribution. This Section 11.02(C)(3) applies to Transfers under 11.06 except as to certain Elective Transfers under 11.06(E).

11.03 AMENDMENT BY PROVIDER.

(A) General. The Mass Submitter (under Section 4.04 of Rev. Proc. 2017-41) or the Provider, without the Employer’s consent, may amend the Plan (including any Adoption Agreement), from time to time on behalf of Employers who have previously adopted the Plan: (1) to conform the Plan to any changes to the Code, regulations, revenue rulings, other statements published by the IRS (including adoption of model, sample or other required good faith amendments that specifically provide that their adoption will not cause such plan to be individually designed); or (2) to make corrections to prior approved plans that may be applied to all employers who adopted the plan. The Mass Submitter or Provider also may amend the Plan (including any Adoption Agreement), from time to time effective as to employers who have not yet adopted the Plan.

(B) Notice to Employers. The Provider must make reasonable and diligent efforts to ensure adopting Employers have actually received and are aware of all Provider generated Plan amendments and that such Employers complete and sign new Adoption Agreements when necessary.

(C) Prohibited Amendments. Except under Section 11.03(A), the Provider may not amend the Plan in any manner which would modify any adopting Employer’s Plan existing Adoption Agreement election without the Employer’s written consent. In addition, the Provider may not amend the Plan in any manner which would violate Section 11.02(C).

(D) Provider limitations. A Provider may no longer amend the Plan as to any adopting Employer as of the date: (1) the Employer amends its Plan in a manner as would result in the type of plan not permitted under the Pre-approved Plan program; or (2) the IRS notifies the Provider that the Plan is being treated as an individually designed plan.

(E) Mass Submitter Amendment. If the Provider does not adopt the amendments made by the Mass Submitter, the Provider will no longer be the sponsor of an identical or minor modifier Pre-approved Plan of the Mass Submitter.

11.04 FROZEN PLAN/DISCONTINUANCE OF CONTRIBUTIONS.

(A) Employer Action to Freeze. The Employer subject to Section 11.02(C) and by proper Employer action has the right, at any time, to suspend or discontinue all contributions under the Plan and thereafter to continue to maintain the Plan as a Frozen Plan (subject to such suspension or discontinuance) until the Employer terminates the Plan. During any period while the Plan is frozen, the Plan Administrator will continue to: (1) allocate forfeitures, if any, in accordance with Section 3.07, irrespective of when the forfeitures occur; and (2) operate the Plan in accordance with its terms other than those related to the making and allocation of additional (new) contributions. If the Employer under a Profit Sharing Plan or a 401(k) Plan completely discontinues contributions (including Elective Deferrals), the Plan Administrator will treat the Plan as a Frozen Plan.

(B) Vesting. Upon the Employer’s complete discontinuance of contributions to the Plan which is a Profit Sharing Plan or 401(k) Plan (but not a Money Purchase Pension Plan), an affected Participant’s right to his/her Account Balance is 100% Vested, irrespective of the Vested percentage which otherwise would apply under Article V.

(C) Not a Termination. A resolution or an amendment to discontinue all future contributions, but otherwise to continue maintenance of this Plan, is not a Plan termination for purposes of Section 11.05.

11.05 PLAN TERMINATION.

(A) Employer Action to Terminate. The Employer subject to Section 11.02(C) and by proper Employer action has the right, at any time, to terminate this Plan and the Trust created and maintained under the Plan. Any termination of the Plan under this Section 11.05(A) is not effective until compliance with applicable notice requirements under ERISA, if any. The Employer has no obligation or liability whatsoever to maintain the Plan for any specific length of time and may terminate the Plan or discontinue contributions under the Plan at any time without liability hereunder for any such discontinuance. The Plan will terminate upon the first to occur of the following:

(1) Specified date. The Effective Date of termination specified by proper Employer action; or

(2) Employer no longer exists. The Effective Date of dissolution or merger of the Employer, unless a successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan in which event the successor will be the Employer under this Plan.

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(B) QTA Action to Terminate Abandoned Plan.

(1) Definition of Qualified Termination Administrator (QTA). A QTA is an entity which: (a) is eligible to serve as trustee or issuer of an individual retirement account or of an individual retirement annuity; and (b) holds the assets of the abandoned Plan.

(2) QTA procedure. A QTA, after making reasonable efforts to contact the Employer, may make a determination that the Employer has abandoned the Plan and give notice thereof to the DOL. The QTA then may: (i) update Plan records; (ii) calculate benefits; (iii) allocate assets and expenses; (iv) report to the DOL any delinquent contributions; (v) engage service providers and pay reasonable Plan expenses; (vi) provide required notice to Participants and Beneficiaries regarding the Plan termination; (vii) distribute Plan benefits; (viii) file the Form 5500 terminal report and give notice to the DOL of completion of the termination; and (ix) take all other reasonable and necessary actions to wind-up and terminate the Plan. A QTA will undertake all actions under this Section 11.05(B) in accordance with Prohibited Transaction Class Exemption 2006-06, relating to the QTA’s services and compensation for services.

(C) Vesting. Upon either full or partial termination of the Plan, an affected Participant’s right to his/her Account Balance is 100% Vested, irrespective of the Vested percentage which otherwise would apply under Article V.

(D) General Procedure upon Termination. Upon termination of the Plan, the distribution provisions of Article VI, including the definition of Vested Account Balance in Section 6.01(A)(4) (after application of paragraph 11.05(C)), remain operative, with the following exceptions:

(1) If no consent required. If the Participant’s Vested Account Balance does not exceed $5,000 (or exceeds $5,000 but the Participant has attained the later of age 62 or Normal Retirement Age), the Plan Administrator will direct the Trustee to distribute in cash (subject to Section 6.12) the Participant’s Vested Account Balance to him/her in a Lump-Sum as soon as administratively practicable after the Plan termination.

(2) If consent required. If the Participant’s Vested Account Balance exceeds $5,000 and the Participant has not attained the later of age 62 or Normal Retirement Age, the Participant or the Beneficiary may elect to have the Trustee commence distribution in cash (subject to Section 6.12) of his/her Vested Account Balance in a Lump-Sum as soon as administratively practicable after the Plan termination. If a Participant with consent rights under this Section 11.05(D)(2) does not elect an immediate Lump-Sum distribution with spousal consent if required, to liquidate the Trust, the Plan Administrator will instruct the Trustee or Custodian to purchase a deferred Annuity Contract for the Participant which protects the Participant’s distribution rights under the Plan.

(3) Lower dollar amount. As provided in Section 6.09, the Employer in Appendix B may provide for a lower dollar threshold than $5,000 under this Section 11.05(D).

(E) Profit Sharing Plan. If the Plan is a Profit Sharing Plan, in lieu of applying Section 11.05(D) and the distribution provisions of Article VI, the Plan Administrator will direct the Trustee to distribute in cash (subject to Section 6.12) each Participant’s Vested Account Balance, in a Lump-Sum, as soon as administratively practicable after the Plan termination, irrespective of: (i) the amount of the Participant’s Vested Account Balance: (ii) the Participant’s age; and (iii) whether the Participant consents to the distribution.

(1) Limitations. This Section 11.05(E) does not apply if: (a) the Plan at termination provides for distribution of an Annuity Contract which is a Protected Benefit and which the Employer may not (or does not) eliminate by Plan amendment; or (b) as of the period between the Plan termination date and the final distribution of assets, the Employer maintains any other Defined Contribution Plan (other than an ESOP). If clause (b) applies, the Plan Administrator to facilitate Plan termination may direct the Trustee to transfer the Account of any non-consenting Participant to the other Defined Contribution Plan.

(F) 401(k) Plan Distribution Restrictions. If the Plan is a 401(k) Plan or if the Plan as the result of a Transfer holds Restricted 401(k) Accounts under Section 6.01(C)(4)(b), a Participant’s Restricted 401(k) Accounts are distributable on account of Plan termination, as described in this Section 11.05, only if: (i) the Employer (including any Related Employer, determined as of the Effective Date of Plan termination) does not maintain an Alternative Defined Contribution Plan and the Plan Administrator distributes the Participant’s entire Vested Account Balance in a Lump-Sum; or (ii) the Participant otherwise is entitled under the Plan to a distribution of his/her Vested Account Balance.

(1) Definition of Alternative Defined Contribution Plan. An Alternative Defined Contribution Plan is a Defined Contribution Plan (other than an ESOP, simplified employee pension plan, 403(b) plan, SIMPLE IRA or 457(b) or (f) plan) the Employer (or a Related Employer) maintains beginning at the Effective Date of the Plan termination and ending twelve months after the final distribution of Plan assets. However, a plan is not an Alternative Defined Contribution Plan if less than 2% of the Employees eligible to participate in the terminating Plan are eligible to participate (beginning 12 months prior to and ending 12 months after the Effective Date of the Plan termination) in the potential Alternative Defined Contribution Plan.

(G) Continuing Trust Provisions. The Trust will continue until the Trustee in accordance with the direction of the Plan Administrator has distributed all of the benefits under the Plan. On each Valuation Date, the Plan Administrator will credit any part of a Participant’s Account Balance retained in the Trust with its share of Earnings. Upon termination of the Plan, any suspense account under Section 4.01 will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion.

(H) Lost Participants. The Trustee will distribute the Accounts of lost Participants in a terminating Plan in accordance with the Plan Administrator’s direction under Section 7.07(B).

11.06 MERGER/DIRECT TRANSFER.

(A) Authority. The Trustee, at the direction of the Plan Administrator, possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with

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the trustees of other retirement plans described in Code §401(a), and to accept the direct transfer of plan assets to the Trust, or to transfer Plan assets, as a party to any such agreement. This authority includes Nonelective Transfers described in Section 11.06(D) and Elective Transfers described in Section 11.06(E).

(B) Code §414(l) Requirements. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan (or from the other plan to this Plan), unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater in amount than the benefit each Participant would have received had the transferring plan terminated immediately before the merger, consolidation, or transfer; provided that 100% immediate vesting is not required upon merger, consolidation or transfer, except if an Elective Transfer is made under Section 11.06(E)(3).

(C) Administration of Transferred Amount. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer Contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the Transfer in order to reflect the value of the transferred assets and as necessary to preserve Protected Benefits.

(D) Nonelective Transfers. The Trustee, at the direction of the Plan Administrator, may enter into an agreement with the trustee of any other plan described in Section 11.06(A) to transfer as a Nonelective Transfer all or a portion of the Account(s) of one or more Participants to the other plan, or to receive Nonelective Transfers into the Plan. In the event of a Nonelective Transfer, the trustee of the transferee plan must preserve all Protected Benefits under the transferor plan, unless the trustee or other appropriate party takes proper action to eliminate any of such Protected Benefits.

(1) Definition of Nonelective Transfer. A Nonelective Transfer is a Transfer made without the consent or election of the affected Participant(s).

(E) Elective Transfers. The Trustee, at the direction of the Plan Administrator (and in accordance with the proper election of a Participant or Beneficiary), may enter into an agreement with the trustee of any other plan described in Section 11.06(A) to transfer as an Elective Transfer to the other plan or to receive as an Elective Transfer into this Plan, all or a portion of the Account of the electing Participant or Beneficiary. The specific requirements for an Elective Transfer depend upon the type of Elective Transfer that the Trustee will utilize to effect the Transfer, as described herein.

(1) Definition of Elective Transfer. An elective Transfer is a Transfer made at the election of a Participant (or, as applicable, a Beneficiary) and which satisfies the requirements of this Section 11.06(E).

(2) Code §411(d)(6)(D) Transfer. A Code §411(d)(6)(D) Transfer means a Transfer under Code §411(d)(6)(D) between Defined Contribution Plans, and which a Participant or Beneficiary elects following required statutory notice. Under this Section 11.06(E)(2), the Account need not be distributable at the time of Transfer and Protected Benefits specifically relating to distribution methods do not carry over to the transferee plan, except under Section 6.04 if applicable.

(3) Acquisition or employment change Transfer. An acquisition or employment change Transfer means a Transfer under Treas. Reg. §1.411(d)-4 Q/A-3(b), between such Defined Contribution Plans as described therein, and which a Participant elects. Under this Section 11.06(E)(3), the Account need not be distributable at the time of Transfer and Protected Benefits do not carry over to the transferee plan, except under Section 6.04 if applicable.

(4) Distributable event Transfer. A distributable event Transfer means a Transfer under Treas. Reg. §1.411(d)-4 Q/A-3(c), between Code §401(a) plans, and which a Participant elects. Under this Section 11.06(E)(4), the Account must be distributable at the time of Transfer, but not entirely as a Lump-Sum which is an Eligible Rollover Distribution. Protected Benefits do not carry over to the transferee plan.

(F) Pre-Participation Transfers. The Trustee, at the direction of the Plan Administrator, under this Section 11.06 may accept a Transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan’s eligibility conditions or prior to reaching the Entry Date. If the Trustee accepts such a direct Transfer of plan assets, the Plan Administrator and the Trustee must treat the Employee as a limited Participant as described in Section 3.08(C).

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Defined Contribution Pre-Approved Plan

ARTICLE XII

MULTIPLE EMPLOYER PLAN

12.01 ELECTION/OVERRIDING EFFECT. If this Article XII applies, then the rules of Code §413(c) and the related Treasury Regulations will apply to the adopting Employer and each Participating Employer. The provisions of Article XII, if in effect, supersede any contrary provisions in the Plan or the Employer’s Adoption Agreement. This Article XII applies in any of the circumstances described in subsections (A), (B), or (C) below.

(A) Election. If the Employer elects in its Adoption Agreement that the Plan is a Multiple Employer Plan, then the provisions of this Article XII will apply as of the Effective Date the Employer elects in its Adoption Agreement.

(B) Cessation of Related Employer Status. If a Related Employer is a Participating Employer, and thereafter ceases to be a Related Employer (but is still a Participating Employer), then the provisions of this Article XII will apply thereafter until the Plan is no longer maintained by a Participating Employer which is not a Related Employer.

(C) Adoption by Unrelated Employer. If an employer which is not a Related Employer becomes a Participating Employer (with the consent of the Lead Employer), then the provisions of this Article XII will apply thereafter until the Plan is no longer maintained by a Participating Employer which is not a Related Employer.

12.02 DEFINITIONS. The following definitions apply to this Article XII and supersede any conflicting definition in the Plan.

(A) Employee. Employee means any common law employee, Self-Employed Individual, Leased Employee or other person the Code treats as an employee of a Participating Employer for purposes of the Participating Employer’s qualified plan. The Employer in its Adoption Agreement or in a Participation Agreement may designate any Employee, or class or group of Employees, as an Excluded Employee under Section 1.22(D).

(B) Lead Employer. The Lead Employer means the Signatory Employer to the Adoption Agreement Execution Page and does not include any Related Employer or Participating Employer except as described in the next sentence. The Lead Employer will be a Participating Employer unless the Employer elects otherwise in the Adoption Agreement. The Lead Employer may execute a Participation Agreement setting forth elections which are specific to the Lead Employer. The Lead Employer has the same meaning as the Signatory Employer for purposes of making Plan amendments and other purposes as described in Section 1.24(A) regardless of whether the Lead Employer is also a Participating Employer under this Article XII. As to the right of a Lead Employer to terminate the participation of a Participating Employer, see Section 12.11.

(C) Participating Employer. A “Participating Employer” is a trade or business which, with the consent of the Lead Employer, executes a Participation Agreement to the Adoption Agreement. A Participating Employer is an Employer for all purposes of the Plan except as provided in Section 1.24. A Participating Employer may, but need not be a Related Employer.

(D) Professional Employer Organization (PEO). A Professional Employer Organization (PEO) means an organization described in Rev. Proc. 2002-21. Plan references to Rev. Proc. 2002-21 also include any successor thereto. If the Lead Employer is a PEO, the term PEO is synonymous with the Lead Employer. If the Lead Employer is a PEO, then:

(1) Client Organization (“CO”). Each Participating Employer (other than the PEO) is a Client Organization as that term is used in Rev. Proc. 2002-21.

(2) Worksite Employee. A Worksite Employee means a person on the PEO’s payroll who receives amounts from the PEO for providing services to a CO pursuant to a service agreement between the PEO and the CO. For all purposes of this Plan, a Worksite Employee will be deemed to be the Employee of the CO for whom the Worksite Employee performs services, and not an Employee of the PEO.

12.03 PARTICIPATING EMPLOYER ELECTIONS. The Participation Agreement must identify the Participating Employer and provide for the Participating Employer’s signature. In addition, in the Participation Agreement, the Lead Employer shall specify which elections, if any, the Participating Employer can modify, and any restrictions on the modifications. Any such modification shall apply only to the employees of that Participating Employer. The Participating Employer shall make any such modification by selecting the appropriate option on its Participation Agreement. If a Participating Employer does not make any permissible Participation Agreement election modifications, then with regard to any election the Participating Employer is bound by the Adoption Agreement terms as completed by the Lead Employer.

12.04 HCE STATUS. The Plan Administrator will determine HCE status under Section 1.22(E) separately with respect to each Participating Employer which is not a Related Employer.

12.05 TESTING.

(A) Separate Status. The Plan Administrator will perform the tests listed in this Section 12.05(A) separately for each Participating Employer, with respect to the Employees of that Participating Employer. For this purpose, the Employees of a Participating Employer, and their allocations and Accounts, will be treated as though they were in a separate plan. Any Plan correction under Section 7.08 will only affect the Employees of the Participating Employer. The tests subject to this separate treatment are:

(1) ADP. The ADP test in Section 4.10(B).

(2) ACP. The ACP test in Section 4.10(C).

(3) Nondiscrimination. Nondiscrimination testing as described in Code §401(a)(4), the applicable Treasury regulations, and Sections 4.06 and 4.07.

(4) Coverage. Coverage testing as described in Code §410(b), the applicable Treasury regulations, and Sections 3.06(F) and 4.06.

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Defined Contribution Pre-Approved Plan

(B) Transition Year. This Section 12.05(B) applies if as a result of a transaction or similar event a Participating Employer ceases to be a Related Employer in the middle of a Plan Year. In such a situation the Plan Administrator may perform the tests described in Section 12.05(A) (1) as though the Plan Year consisted of two Plan Years, before and after the transaction; or (2) on the basis of a single Plan Year, taking all for each Participating Employer the Employees of Related Employers before the transaction, and disregarding Employees who are not Employees of Related Employers after the transaction.

(C) Joint Status. The Plan Administrator will perform the following tests for the Plan as whole, without regard to an Employee’s employment by a particular Participating Employer:

(1) Annual Additions Limit. Applying the Annual Additions Limit in Section 4.05(B).

(2) Elective Deferral Limit. Applying the Elective Deferral Limit in Section 4.10(A).

(3) Catch-Up Limit. Applying the limit on Catch-Up Deferrals in Section 3.02(D).

12.06 TOP-HEAVY. The Plan will apply the provisions of Article X separately to each Participating Employer. The Plan will be considered separate plans for each Participating Employer and its Employees for purposes of determining whether such a separate plan is top-heavy or is entitled to the exemption described in Sections 10.04 or 10.05. For purposes of applying Article X to a Participating Employer, the Participating Employer and any business which is a Related Employer to that Participating Employer are the “Employer.” For purposes of Article X, the terms “Key Employee” and “Non-Key Employee” will refer only to the Employees of that Participating Employer and/or its Related Employers. If such a Participating Employer’s separate Plan is top-heavy, then:

(A) Highest Contribution Rate. The Plan Administrator will determine the Highest Contribution Rate under Section 10.06(E) by reference to the Key Employees and their allocations in the separate plan of that Participating Employer;

(B) Top-Heavy Minimum Allocation. The Plan Administrator will determine the amount of any required Top-Heavy Minimum Allocation under Section 10.06(L) separately for that separate plan; and

(C) Plan Which Will Satisfy. The Participating Employer will make any additional contributions Section 10.03 requires.

12.07 COMPENSATION.

(A) Separate Determination. For the following purposes, described in this Section 12.07(A), the Plan Administrator will determine separately a Participant’s Compensation for each Participating Employer. Under this determination, except as provided below, Compensation from a Participating Employer includes Compensation paid by a Related Employer of that Participating Employer.

(1) Nondiscrimination and coverage. All of the separate tests listed in Section 12.05(A).

(2) Top-Heavy. Application of the top-heavy rules in Article X.

(3) Allocations. Application of allocations under Article III. However, the Employer’s Adoption Agreement elections control the extent to which Compensation for this purpose includes Compensation of Related Employers.

(4) HCE determination. The determination of an Employee’s status as an HCE.

(B) Joint Status. For all Plan purposes other than those described in Section 12.07(A), including but not limited to determining the Annual Additions Limit in Section 4.05(B), Compensation includes all Compensation paid by or for any Participating Employer or Related Employer.

12.08 SERVICE. An Employee’s Service includes all Hours of Service and Years of Service with any and all Participating Employers and their Related Employers. An Employee who terminates employment with one Participating Employer and immediately commences employment with another Participating Employer has not incurred a Separation from Service or a Severance from Employment.

12.09 REQUIRED MINIMUM DISTRIBUTIONS. If a Participant is a more than 5% Owner (under Code §416(i) and Section 6.02(E)(7)(a)) of any Participating Employer for which the Participant is an Employee in the Plan Year that ends in the calendar year in which the Participant attains age 70 1/2, then the Participant’s RBD under Section 6.02(E)(7) will be the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

12.10 COOPERATION AND INDEMNIFICATION.

(A) Cooperation. Each Participating Employer agrees to timely provide to the Plan Administrator upon request all information the Plan Administrator deems necessary. Each Participating Employer will cooperate fully with the Plan Administrator, the Lead Employer, and with Plan fiduciaries and other proper Plan representatives in maintaining the qualified status of the Plan. Such cooperation will include payment of such amounts into the Plan, to be allocated to Employees of the Participating Employer, which are reasonably required to maintain the tax-qualified status of the Plan.

(B) Indemnity. Each Participating Employer will indemnify and hold harmless the Plan Administrator, the Lead Employer, the Plan, the Trustee, other Plan fiduciaries, other Participating Employers, Participants and Beneficiaries, and as applicable, their subsidiaries, officers, directors, shareholders, employees, and agents, and their respective successors and assigns, against any cause of action, loss, liability, damage, cost, or expense of any nature whatsoever (including, but not limited to, attorney’s fees and costs, whether or not suit is brought, as well as all IRS or DOL Plan disqualification, fiduciary breach or other sanctions, compliance fees or penalties) arising out of or relating to: (1) the Participating Employer’s noncompliance with any of the Plan’s terms or requirements; or (2) the Participating Employer’s intentional or negligent act or omission with regard to the Plan, including the failure to provide accurate, timely information requested by the Plan Administrator.

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Defined Contribution Pre-Approved Plan

12.11 INVOLUNTARY TERMINATION. Unless the Lead Employer provides otherwise in Appendix B, the Lead Employer may terminate the participation of any Participating Employer (hereafter, “Terminated Employer”) in this Plan. If the Lead Employer acts under this Section 12.11, the following will occur:

(A) Notice. The Lead Employer will give the Terminated Employer a notice of the Lead Employer’s intent to terminate the Terminated Employer’s status as a Participating Employer of the Plan. The Lead Employer will provide such notice not less than 30 days prior to the Effective Date of termination unless the Lead Employer determines that the interests of Plan Participants requires earlier termination.

(B) Spin-off. The Lead Employer will establish a new Defined Contribution Plan, using the provisions of this Plan with any modifications contained in the Terminated Employer’s Participation Agreement, as a guide to establish a new Defined Contribution Plan (the “Spin-off Plan”). The Lead Employer will direct the Trustee to transfer (in accordance with the rules of Code §414(l) and the provisions of Section 11.06) the Accounts of the Employees of the Terminated Employer to the Spin-off Plan. The Terminated Employer will be the Employer, Plan Administrator, and sponsor of the Spin-off Plan. The Trustee of the Spin-off Plan will be the person or entity designated by the Terminated Employer, or, in the absence of any such designation, the Terminated Employer itself. If state law prohibits the Terminated Employer from serving as Trustee, the Trustee is the president of a corporate Terminated Employer, the managing partner of a partnership Terminated Employer, the managing member of a limited liability company Terminated Employer, the sole proprietor of a proprietorship Terminated Employer, or in the case of any other entity type, such other person with title and responsibilities similar to the foregoing. Notwithstanding the preceding sentence, the Lead Employer may designate a financial institution as Trustee if the Lead Employer, in its sole discretion, deems it necessary to protect the interests of the Participants. The Lead Employer may charge the Terminated Employer or the Accounts of the Employees of the Terminated Employer with the reasonable expenses of establishing the Spin-off Plan.

(C) Transfer. The Terminated Employer, in lieu of the Lead Employer’s creation of the Spin-off Plan under Section 12.11(B), may elect a transfer under this Section 12.11(C) to effect the termination of its status as a Participating Employer. To elect this alternative, the Terminated Employer must give notice to the Lead Employer of its choice, and must supply any documentation which the Lead Employer reasonably may require as soon as is practical and before the Effective Date of termination. If the Lead Employer has not received such notice and any required documentation within ten (10) days prior to the stated date of termination, the Lead Employer may proceed with the Spin-off Plan under Section 12.11(B). The Lead Employer will direct the Trustee to transfer (in accordance with the rules of Code §414(l) and the provisions of Section 11.06) the Accounts of the Employees of the Terminated Employer to a qualified plan the Terminated Employer maintains. The Terminated Employer must deliver to the Lead Employer in writing such identifying and other relevant information regarding the transferee plan and must provide such assurances as the Lead Employer may reasonably require that the transferee plan is a qualified plan.

(D) Participants. The Employees of the Terminated Employer will cease to be eligible to accrue additional benefits under the Plan with respect to Compensation paid by the Terminated Employer, as of the Effective Date of the termination. To the extent that these Employees have accrued but unpaid contributions as of such Effective Date, the Terminated Employer will pay such amounts to the Plan or to the Spin-off Plan no later than 30 days after the Effective Date of termination, unless the Terminated Employer has elected the transfer alternative under Section 12.11(C).

(E) Consent. By its execution of the Participation Agreement, the Terminated Employer specifically consents to the provisions of this Article XII, and in particular, this Section 12.11 and agrees to perform its responsibilities with regard to the Spin-off Plan, if necessary.

12.12 VOLUNTARY TERMINATION. A Participating Employer (hereafter “Withdrawing Employer”) may voluntarily withdraw from participation in the Plan at any time. If and when a Withdrawing Employer wishes to withdraw, the following will occur:

(A) Notice. The Withdrawing Employer will inform the Lead Employer and the Plan Administrator of its intention to withdraw from the Plan. The Withdrawing Employer must give the notice not less than 30 days prior to the Effective Date of its withdrawal.

(B) Procedure. The Withdrawing Employer and the Lead Employer will agree upon procedures for the orderly withdrawal of the Withdrawing Employer from the Plan. Such procedures, as they relate to the Accounts of the Employees of the Withdrawing Employer, may include any alternative described in Sections 12.11(B) and (C).

(C) Costs. The Withdrawing Employer will bear all reasonable costs associated with withdrawal and transfer under this Section 12.12.

(D) Participants. The Employees of the Withdrawing Employer will cease to be eligible to accrue additional benefits under the Plan as to Compensation paid by the Withdrawing Employer, as of the Effective Date of withdrawal. To the extent that such Employees have accrued but unpaid contributions as of such Effective Date, the Withdrawing Employer will contribute such amounts to the Plan or the Spin-off Plan promptly after the Effective Date of withdrawal, unless the Accounts are transferred to a qualified plan the Withdrawing Employer maintains.

© 2020 Great-West Trust Company, LLC or its suppliers

RYAN SPECIALTY GROUP RETIREMENT SAVINGS PLAN

Volume Submitter 401(k) Plan

ADOPTION AGREEMENT #003

VOLUME SUBMITTER 401(k) PLAN

The undersigned Employer, by executing this Adoption Agreement, establishes a retirement plan and trust (collectively “Plan”) under the Great-West Trust Company Defined Contribution Volume Submitter Plan and Trust (basic plan document #08). The Employer, subject to the Employer’s Adoption Agreement elections, adopts fully the Volume Submitter Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached Appendices or agreements permitted or referenced therein, constitute the Employer’s entire plan and trust document. All “Election” references within this Adoption Agreement are Adoption Agreement Elections. All “Article” or “Section” references are basic plan document references. Numbers in parentheses which follow election numbers are basic plan document references. Where an Adoption Agreement election calls for the Employer to supply text, the Employer (without altering the content of any existing printed text) may lengthen any space or line, or create additional tiers. When Employer-supplied text uses terms substantially similar to existing printed options, all clarifications and caveats applicable to the printed options apply to the Employer-supplied text unless the context requires otherwise. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.

ARTICLE I

DEFINITIONS

1. EMPLOYER (1.24).

Name: Ryan Specialty Group, LLC

Address: 180 North Stetson Avenue, Suite 4600, Chicago, Illinois 60601

Phone number: (312) 784-6001

Taxpayer Identification Number (TIN): 27-1520113

E-mail (optional):

Employer’s Taxable Year (optional): December 31

2. PLAN (1.42).

Name: Ryan Specialty Group Retirement Savings Plan

Plan number: 001 (3-digit number for Form 5500 reporting)

Trust EIN (optional):

3. PLAN/LIMITATION YEAR (1.44/1.34). Plan Year and Limitation Year mean the 12 consecutive month period (except for a short Plan/Limitation Year) ending every:

[Note: Complete any applicable blanks under Election 3 with a specific date, e.g., June 30 OR the last day of February OR the first Tuesday in January. In the case of a Short Plan Year or a Short Limitation Year, include the year, e.g., May 1, 2014.]

Plan Year (Choose one of (a) or (b). Choose (c) if applicable.):

(a)	☒ December 31.

(b)	☐ Fiscal Plan Year: ending: .

(c)	☐ Short Plan Year: commencing: and ending: .

Limitation Year (Choose one of (d) or (e). Choose (f) if applicable.):

(d)	☒ Generally same as Plan Year. The Limitation Year is the same as the Plan Year except where the Plan Year is a short year in which event the Limitation Year is always a 12 month period, unless the short Plan Year (and short Limitation Year) result from a Plan amendment.

(e)	☐ Different Limitation Year: ending: .

(f)	☐ Short Limitation Year: commencing: and ending: .

4. EFFECTIVE DATE (1.20). The Employer’s adoption of the Plan is a (Choose one of (a) or (b). Complete (c) if new plan OR complete (c) and (d) if an amendment and restatement. Choose (e) and (f) if applicable.):

(a)	☐ New Plan.

(b)	☒ Restated Plan.

PPA RESTATEMENT (leave blank if not applicable)

(1) ☐ This is an amendment and restatement to bring a plan into compliance with the Pension Protection Act of 2006 (“PPA”) and other legislative and regulatory changes.

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Initial Effective Date of Plan (enter date)

(c)	☒	January 1, 2010 (hereinafter called the “Effective Date” unless 4(d) is entered below)

Restatement Effective Date (If this is an amendment and restatement, enter effective date of the restatement.)

(d)	☒	January 1, 2021 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws if the Plan is a PPA Restatement.) (hereinafter called the “Effective Date”)

[Note: See Section 1.54 for the definition of Restated Plan. If this Plan is a PPA Restatement, the PPA restatement Effective Date may be a current date (as the basic plan document supplies the Effective Dates of various PPA and other provisions) or may be a retroactive date. If specific Plan provisions, as reflected in this Adoption Agreement and the basic plan documents, do not have the Effective Date stated in this Election 4, indicate as such in the election where called for or in Appendix A.]

(e)	☐	Restatement of surviving and merging plans. The Plan restates two (or more) plans (Complete 4(c) and (d) above for this (surviving) Plan. Complete (1) below for the merging plan. Choose (2) if applicable. Unless otherwise noted, the restated Effective Date with regard to a merging plan is the later of the date of the merger or the restated Effective Date of this Plan.):

	(1)	Merging plan. The Plan was or will be merged into this surviving Plan as of: . The merging plan’s restated Effective Date is: . The merging plan’s original Effective Date was: .

[See the Note under Election 4(d) if this document is the merging plan’s PPA restatement.]

	(2)	☐ Additional merging plans. The following additional plans were or will be merged into this surviving Plan (Complete a. and b. as applicable.):

	Name of merging plan	Merger date	Restated Effective Date	Original Effective Date
a.

b.

(f)	☐	Special Effective Date for Elective Deferral provisions:

[Note: If Elective Deferral provision is not effective as of the Initial Effective Date or the Restatement Effective Date, enter the date as of which the Elective Deferral provision is effective. The Special Effective Date may not precede the date on which the Employer adopted the Plan.]

5. TRUSTEE (1.67). The Trustee executing this Adoption Agreement is (Choose one or more of (a), (b), or (c). Choose (d) or (e) if applicable.):

(a)	☐	A discretionary Trustee. See Section 8.02(A).

(b)	☒	A nondiscretionary (directed) Trustee or Custodian. See Section 8.02(B).

(c)	☐	A Trustee under the: (specify name of trust), a separate trust agreement the Trustee has executed and that the IRS has approved for use with this Plan. Under this Election 5(c) the Trustee is not executing the Adoption Agreement and Article VIII of the basic plan document does not apply, except as indicated otherwise in the separate trust agreement. See Section 8.11(C).

(d)	☒	Permitted Trust amendments apply. Under Section 8.11(B) the Employer has made certain permitted amendments to the Trust. Such amendments do not constitute a separate trust under Election 5(c). See Election 59 in Appendix C.

(e)	☐	Use of non-approved trust. A Trustee under the: (specify name of trust), a separate trust agreement the Trustee has executed for use with this Plan. Under this Election 5(e) the Trustee is not executing the Adoption Agreement and Article VIII of the basic plan document does not apply, except as indicated otherwise in the separate trust agreement. See Section 8.11(C). [Caution: Election 5(e) will result in the Plan losing reliance on its Advisory Letter and the Plan will be an individually designed plan.]

6. CONTRIBUTION TYPES (1.12). The selections made below should correspond with the selections made under Article III of this

Adoption Agreement. (If this is a frozen Plan (i.e., all contributions have ceased), choose (a) only.):

Frozen Plan. See Sections 3.01(J) and 11.04.

(a)	☐	Contributions cease. All Contributions have ceased or will cease (Plan is frozen).

	(1)	☐ Effective date of freeze: [Note: Effective date is optional unless this is the amendment or restatement to freeze the Plan.]

[Note: Elections 20 through 30 and Elections 36 through 38 do not apply to any Plan Year in which the Plan is frozen.]

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Contributions. The Employer and/or Participants, in accordance with the Plan terms, make the following Contribution Types to the Plan/Trust (Choose one or more of (b) through (h).):

(b)	☒	Pre-Tax Deferrals. See Section 3.02 and Elections 20-23, and 34.

	(1)	☒ Roth Deferrals. See Section 3.02(E) and Elections 20, 21, and 23. [Note: The Employer may not limit Elective Deferrals to Roth Deferrals only.]

(c)	☒	Matching. See Sections 1.35 and 3.03 and Elections 24-26. [Note: The Employer may make an Operational QMAC without electing 6(c). See Section 3.03(C)(2). Do not elect for a safe harbor plan; use 6(e) instead.]

(d)	☒	Nonelective. See Sections 1.38 and 3.04 and Elections 27-29. [Note: The Employer may make an Operational QNEC without electing 6(d). See Section 3.04(C)(2).]

(e)	☐	Safe Harbor/Additional Matching. The Plan is (or pursuant to a delayed election, may be) a safe harbor 401(k) Plan. The Employer will make (or under a delayed election, may make) Safe Harbor Contributions as it elects in Election 30. The Employer may or may not make Additional Matching Contributions as it elects in Election 30. See Election 26 as to matching Catch-Up Deferrals. See Section 3.05.

(f)	☒	Employee (after-tax). See Section 3.09 and Election 36.

(g)	☐	SIMPLE 401(k). The Plan is a SIMPLE 401(k) Plan. See Section 3.10. [Note: The Employer electing 6(g) must elect a calendar year under 3(a) and may not elect any other Contribution Types except under Elections 6(b) and 6(h).]

(h)	☐	Designated IRA. See Section 3.12 and Election 37.

7. DISABILITY (1.16). Disability means (Choose one of (a) or (b).):

(a)	☒	Basic Plan. Disability as defined in Section 1.16(A).

(b)	☐	Describe:

[Note: The Employer may elect an alternative definition of Disability for purposes of Plan distributions. However, the use of an alternative definition may result in loss of favorable tax treatment of the Disability distribution.]

8. EXCLUDED EMPLOYEES (1.22(D)). The following Employees are not Eligible Employees but are Excluded Employees (Choose one of (a), (b), or (c).):

[Note: Regardless of the Employer’s elections under Election 8: (i) Employees of any Related Employers (excluding the Signatory Employer) are Excluded Employees unless the Related Employer becomes a Participating Employer; and (ii) Reclassified Employees and Leased Employees are Excluded Employees unless the Employer in Appendix B elects otherwise. See Sections 1.22(B), 1.22(D)(3), and 1.24(D). However, in the case of a Multiple Employer Plan, see Section 12.02(B) as to the Employees of the Lead Employer.]

(a)	☐	No Excluded Employees. There are no additional excluded Employees under the Plan as to any Contribution Type (skip to Election 9).

(b)	☒	Exclusions - same for all Contribution Types. The following Employees are Excluded Employees for all Contribution Types (Choose one or more of (e) through (j). Choose column (1) for each exclusion elected at (e) through (i).):

(c)	☐	Exclusions - different exclusions apply. The following Employees are Excluded Employees for the designated Contribution Type (Choose one or more of (d) through (j). Choose Contribution Type as applicable.):

[Note: For this Election 8, unless described otherwise in Election 8(j), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals, Employee Contributions and Safe Harbor Contributions. Matching includes all Matching Contributions except Safe Harbor Matching Contributions. Nonelective includes all Nonelective Contributions except Safe Harbor Nonelective Contributions.]

Exclusions			(1) All Contributions		(2) Elective Deferrals	(3) Matching	(4) Nonelective
(d)	☐	No exclusions. No exclusions as to the designated Contribution Type.	N/A (See Election 8(a))		☐	☐	☐

(e)	☒	Collective Bargaining (union) Employees. As described in Code §410(b)(3)(A). See Section 1.22(D)(1).	☒	OR	☐	☐	☐

(f)	☒	Non-Resident Aliens. As described in Code §410(b)(3)(C). See Section 1.22(D)(2).	☒	OR	☐	☐	☐

(g)	☐	HCEs. See Section 1.22(E). See Election 30(f) as to exclusion of some or all HCEs from Safe Harbor Contributions.	☐	OR	☐	☐	☐

(h)	☐	Hourly paid Employees.	☐	OR	☐	☐	☐

(i)	☐	Part-Time/Temporary/Seasonal Employees. See Section 1.22(D)(4). A Part-Time, Temporary or Seasonal Employee is an Employee whose regularly scheduled Service is less than (specify a maximum of 1,000) Hours of Service in the relevant Eligibility Computation Period. [Note: The “relevant” Eligibility Computation Period is the Initial or Subsequent Eligibility Computation Period as defined in Section 2.02(C).]	☐	OR	☐	☐	☐

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[Note: If the Employer under Election 8(i) elects to treat Part-Time, Temporary and Seasonal Employees as Excluded Employees and any such an Employee actually completes at least 1,000 Hours of Service during the relevant Eligibility Computation Period, the Employee becomes an Eligible Employee. See Section 1.22(D)(4).]

(j)	☒

Describe exclusion category and/or Contribution Type: As to All Contributions, exclude Temporary or Seasonal Employees whose regularly scheduled Service is less than 1,000 Hours of Service in the relevant Eligibility Computation Period. If a Temporary or Seasonal Employee actually completes at least 1,000 Hours of Service during the relevant Eligibility Computation Period, the Employee will become an Eligible Employee.

(e.g., Exclude Division B Employees OR Exclude salaried Employees from Discretionary Matching Contributions.)

[Note: Any exclusion under Election 8(j), except as to Part-Time/Temporary/Seasonal Employees, may not be based on age or Service or level of Compensation. See Election 14 for eligibility conditions based on age or Service. The exclusions entered under Election 8(j) cannot result in the group of Nonhighly Compensated Employees (NHCEs) participating under the plan being only those NHCEs with the lowest amount of compensation and/or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code §410(b).]

9. COMPENSATION (1.11(B)). The following base Compensation (as adjusted under Elections 10 and 11) applies in allocating

Employer Contributions (or the designated Contribution Type) (Choose one or more of (a) through (d) and choose Contribution Type as applicable. Choose (e) if applicable.):

[Note: For this Election 9 all definitions include Elective Deferrals unless excluded under Election 11. See Section 1.11(D). Unless described otherwise in Election 9(d), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. In applying any Plan definition which references Section 1.11 Compensation, where the Employer in this Election 9 elects more than one Compensation definition for allocation purposes, the Plan Administrator will use W-2 Wages for other Plan definitions of Compensation if the Employer has elected W-2 Wages for any Contribution Type or Participant group under Election 9. If the Employer has not elected W-2 Wages, the Plan Administrator for such other Plan definitions will use 415 Compensation. If the Plan is a Multiple Employer Plan, see Section 12.07. Election 9(d) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s).]

			(1) All Contributions		(2) Elective Deferrals	(3) Matching	(4) Nonelective
(a)	☒	W-2 Wages (plus Elective Deferrals).	☒	OR	☐	☐	☐
See Section 1.11(B)(1).

(b)	☐	Code §3401 Federal Income Tax Withholding Wages (plus Elective Deferrals).	☐	OR	☐	☐	☐
See Section 1.11(B)(2).

(c)	☐	415 Compensation (simplified).	☐	OR	☐	☐	☐
See Section 1.11(B)(3).
[Note: The Employer may elect an alternative “general 415 Compensation” definition by electing 9(c) and by electing the alternative definition in Appendix B. See Section 1.11(B)(4).]

(d)	☐	Describe Compensation by Contribution Type or by Participant group:

[Note: Under Election 9(d), the Employer may: (i) elect Compensation from the elections available under Elections 9(a), (b), or (c), or a combination thereof as to a Participant group (e.g., W-2 Wages for Matching Contributions for Division A Employees and 415 Compensation in all other cases); and/or (ii) define the Contribution Type column headings in a manner which differs from the “all-inclusive” description in the Note immediately preceding Election 9(a) (e.g., Compensation for Safe Harbor Matching Contributions means W-2 Wages and for Additional Matching Contributions means 415 Compensation).]

(e)	☐

Allocate based on specified 12-month period. The allocation of all Contribution Types (or specified Contribution Types) will be made based on Compensation within a specified 12-month period ending within the Plan Year as follows:

                                                                                          .

			☐	OR	☐	☐	☐

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10.	PRE-ENTRY/POST-SEVERANCE COMPENSATION (1.11(H)/(I)). Compensation under Election 9:

[Note: For this Election 10, unless described otherwise in Elections 10(c) or (n), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. Election 10(c) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s).]
			(1)		(2)
			All		Elective	(3)	(4)
			Contributions		Deferrals	Matching	Nonelective
Pre-Entry Compensation (Choose one of (a) or (b). Choose Contribution Type as applicable.):

(a)	☒	Plan Year. Compensation for the entire Plan Year which includes the Participant’s Entry Date. [Note: If the Employer under Election 9(e) elects to allocate some or all Contribution Types based on a specified 12-month period, Election 10(a) applies to that 12-month period in lieu of the Plan Year.]	☒	OR	☐	☐	☐

(b)	☐	Participating Compensation. Only Participating Compensation. See Section 1.11(H)(1).	☐	OR	☐	☐	☐

[Note: Under a Participating Compensation election, in applying any Adoption Agreement elected contribution limit or formula, the Plan Administrator will count only the Participant’s Participating Compensation. See Section 1.11(H)(1) as to plan disaggregation.]

(c)	☐	Describe Pre-Entry Compensation by Contribution Type or by Participant group:

[Note: Under Election 10(c), the Employer may: (i) elect Compensation from the elections available under Pre-Entry Compensation or a combination thereof as to a Participant group (e.g., Participating Compensation for all Contribution Types as to Division A Employees, Plan Year Compensation for all Contribution Types to Division B Employees); and/or (ii) define the Contribution Type column headings in a manner which differs from the “all-inclusive” description in the Note immediately preceding Pre-Entry Compensation (e.g., Compensation for Nonelective Contributions is Participating Compensation and for Safe Harbor Nonelective Contributions is Plan Year Compensation).]

Post-Severance Compensation. The following adjustments apply to Post-Severance Compensation paid within any applicable time period as may be required (Choose one of (d), (e), or (f).):

[Note: Under the basic plan document, if the Employer does not elect any adjustments, post-severance compensation includes regular pay, leave cashouts, and deferred compensation, and excludes military and disability continuation payments.]
(d)	☒	None. The Plan includes post-severance regular pay, leave cashouts, and deferred compensation, and excludes post-severance military and disability continuation payments as to any Contribution Type except as required under the basic plan document (skip to Election 11).

(e)	☐	Same for all Contribution Types. The following adjustments to Post-Severance Compensation apply to all Contribution Types (Choose one or more of (h) through (n). Choose column (1) for each option elected at (h) through (m).):

(f)	☐	Adjustments—different conditions apply. The following adjustments to Post-Severance Compensation apply to the designated Contribution Types (Choose one or more of (g) through (n). Choose Contribution Type as applicable.):

			(1)		(2)	(3)	(4)
			All		Elective
Post-Severance Compensation:			Contributions		Deferrals	Matching	Nonelective
(g)	☐	None. The Plan takes into account Post-Severance Compensation as to the designated Contribution Types as specified under the basic plan document.	N/A (See Election 10(d))		☐	☐	☐

(h)	☐	Exclude All. Exclude all Post-Severance Compensation. [Note: 415 testing Compensation (versus allocation Compensation) must include Post-Severance Compensation comprised of regular pay. See Section 4.05(F).]	☐	OR	☐	☐	☐

(i)	☐	Regular Pay. Exclude Post-Severance Compensation comprised of regular pay. See Section 1.11(I)(1)(a). [Note: 415 testing Compensation (versus allocation Compensation) must include Post-Severance Compensation comprised of regular pay. See Section 4.05(F).]	☐	OR	☐	☐	☐

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(j)	☐	Leave cash-out. Exclude Post-Severance Compensation comprised of leave cash-out. See Section 1.11(I)(1)(b).	☐	OR	☐	☐	☐

(k)	☐	Deferred Compensation. Exclude Post-Severance Compensation comprised of deferred compensation. See Section 1.11(I)(1)(c).	☐	OR	☐	☐	☐

(l)	☐	Salary continuation for military service. Include Post-Severance Compensation comprised of salary continuation for military service. See Section 1.11(I)(2).	☐	OR	☐	☐	☐

(m)	☐	Salary continuation for disabled Participants. Include Post-Severance Compensation comprised of salary continuation for disabled Participants. See Section 1.11(I)(3). (Choose one of (1) or (2).):	☐	OR	☐	☐	☐

	(1)	☐ For NHCEs only.

	(2)	☐ For all Participants. The salary continuation will continue for the following fixed or determinable period: (specify period).

(n)	☐	Describe Post-Severance Compensation by Contribution Type or by Participant group:

[Note: Under Election 10(n), the Employer may: (i) elect Compensation from the elections available under Post-Severance Compensation or a combination thereof as to a Participant group (e.g., Include regular pay Post-Severance Compensation for all Contribution Types as to Division A Employees, no Post-Severance Compensation for all Contribution Types to Division B Employees); and/or (ii) define the Contribution Type column headings in a manner which differs from the “all-inclusive” description in the Note immediately preceding Pre-Entry Compensation (e.g., Compensation for Nonelective Contributions does not include any Post-Severance Compensation and for Safe Harbor Nonelective Contributions includes regular pay Post-Severance Compensation).]

11.	EXCLUDED COMPENSATION (1.11(G)). Apply the following Compensation exclusions to Elections 9 and 10 (Choose one of (a), (b), or (c).):

(a)	☐	No exclusions. Compensation as to all Contribution Types means Compensation as elected in Elections 9 and 10 (skip to Election 12).

(b)	☒	Exclusions - same for all Contribution Types. The following exclusions apply to all Contribution Types (Choose one or more of (e) through (l). Choose column (1) for each option elected at (e) through (k).):

(c)	☐	Exclusions - different conditions apply. The following exclusions apply for the designated Contribution Types (Choose one or more of (d) through (l) below. Choose Contribution Type as applicable.):

[Note: In a safe harbor 401(k) plan, allocations qualifying for the ADP or ACP test safe harbors must be based on a nondiscriminatory definition of Compensation. If the Plan applies permitted disparity, allocations also must be based on a nondiscriminatory definition of Compensation if the Plan is to avoid more complex testing. Elections 11(g) through (l) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s). In a non-safe harbor 401(k) plan, Elections 11(g) through (l) which result in Compensation failing to be nondiscriminatory, may result in more complex nondiscrimination testing. For this Election 11, unless described otherwise in Election 11(l), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions.]

Compensation Exclusions			(1) All Contributions		(2) Elective Deferrals	(3) Matching	(4) Nonelective
(d)	☐	No exclusions - limited. No exclusion as to the designated Contribution Type(s).	N/A (See Election 11(a))		☐	☐	☐

(e)	☐	Elective Deferrals. See Section 1.21.	N/A		N/A	☐	☐

(f)	☒	Fringe benefits. As described in Treas. Reg. §1.414(s)-1(c)(3).	☒	OR	☐	☐	☐

(g)	☐	Compensation exceeding $ . Apply this election to (Choose one of (1) or (2).):	☐	OR	☐	☐	☐

	(1)	☐ All Participants.
[Note: If the Employer elects Safe Harbor Contributions under Election 6(e), the Employer may not elect 11(g)(1) to limit the Safe Harbor Contribution allocation to the NHCEs.]

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	(2)	☐ HCE Participants only.

(h)	☐	Bonus.	☐	OR	☐	☐	☐

(i)	☐	Commission.	☐	OR	☐	☐	☐

(j)	☐	Overtime.	☐	OR	☐	☐	☐

(k)	☒	Related Employers. See Section 1.24(C).
(If there are Related Employers, choose one or both of (1) and (2).):

	(1)	☒ Non-Participating. Compensation paid to Employees by a Related Employer that is not a Participating Employer.	☒	OR	☐	☐	☐

	(2)	☐ Participating. As to the Employees of any Participating Employer, Compensation paid by any other Participating Employer to its Employees. See Election 28(g)(2)a.	☐	OR	☐	☐	☐

(l)	☒	Describe Compensation exclusion(s): As for all contributions, forgivable loans, Deferred Compensation payouts, Compensation related to Phantom Stock Appreciation Rights, and Compensation related to Phantom Stock Rights Plan are excluded from compensation.

[Note: Under Election 11(l), the Employer may: (i) describe Compensation from the elections available under Elections 11(d) through (k), or a combination thereof as to a Participant group (e.g., No exclusions as to Division A Employees and exclude bonus as to Division B Employees); (ii) define the Contribution Type column headings in a manner which differs from the “all-inclusive” description in the Note immediately following Election 11(c) (e.g., Elective Deferrals means §125 cafeteria deferrals only OR No exclusions as to Safe Harbor Contributions and exclude bonus as to Nonelective Contributions); and/or (iii) describe another exclusion (e.g., Exclude shift differential pay).]

12. HOURS OF SERVICE (1.32). The Plan credits Hours of Service for the following purposes (and to the Employees described in Elections 12(d) or (e)) as follows (Choose one or more of (a) through (e) as applicable.):

			(1) All Purposes		(2) Eligibility	(3) Vesting	(4) Allocation Conditions
(a)	☒	Actual Method. See Section 1.32(A)(1).	☒	OR	☐	☐	☐

(b)	☐	Equivalency Method:	☐	OR	☐	☐	☐
(e.g., daily, weekly, etc.). See Section 1.32(A)(2).

(c)	☐	Elapsed Time Method. See Section 1.32(A)(3).	☐	OR	☐	☐	☐

(d)	☐	Actual (hourly) and Equivalency (salaried). Actual Method for hourly paid Employees and Equivalency Method:	☐	OR	☐	☐	☐
(e.g., daily, weekly, etc.) for salaried Employees.
(e)	☐	Describe method:

[Note: Under Election 12(e), the Employer may describe Hours of Service from the elections available under Elections 12(a) through (d), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes, Actual Method applies to office workers and Equivalency Method applies to truck drivers).]

13. ELECTIVE SERVICE CREDITING (1.59(C)). The Plan must credit Related Employer Service under Section 1.24(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.59(B). If the Plan is a Multiple Employer Plan, the Plan also must credit Service as provided in Section 12.08. The Plan also elects under Section 1.59(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b).):

(a)	☐	Not applicable. No elective Predecessor Employer Service crediting applies.

(b)	☒	Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (Choose one or both of (1) and (2) as applicable. Complete (3). Choose (4) if applicable.):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

	(1)	☒ All purposes. Credit as Service for all purposes, service with Predecessor Employer(s): any company or division or part thereof acquired by the Employer or a Participating Employer.
(insert as many names as needed).

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(2)	☐	Designated purposes. Credit as Service, service	(1)	(2)	(3)
		with the following Predecessor Employer(s) for			Contribution
		the designated purpose(s):	Eligibility	Vesting	Allocation

	a.	Employer:	☐	☐	☐

	b.	Employer:	☐	☐	☐

	c.	Employer:	☐	☐	☐

(3)	Time period. Subject to any exceptions noted under Election 13(b)(4), the Plan credits as Service under Elections 13(b)(1) or (2) (Choose one or more of a., b., and c. as applicable.):

	a.	☒	All. All service, regardless of when rendered.

	b.	☐	Service after. All service, which is or was rendered after: (specify date).

	c.	☐	Service before. All service, which is or was rendered before: (specify date).

(4)	☐	Describe elective Predecessor Employer Service crediting:

[Note: Under Election 13(b)(4), the Employer may describe service crediting from the elections available under Elections 13(b)(1) through (3), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit all service with X, but credit service with Y only on/after 1/1/05 OR Credit all service for all purposes with entities the Employer acquires after 12/31/04 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for Matching Contributions).]

ARTICLE II ELIGIBILITY REQUIREMENTS

14.	ELIGIBILITY (2.01). To become a Participant in the Plan, an Eligible Employee must satisfy (Choose one of (a), (b), or (c).):

[Note: If the Employer under a safe harbor plan elects “early” eligibility for Elective Deferrals (e.g., less than one Year of Service and age 21), but does not elect early eligibility for any Safe Harbor Contributions, also see Election 30(g).]

[Note: No eligibility conditions apply to Prevailing Wage Contributions. See Section 2.01(D).]

(a)	☒	No conditions. No eligibility conditions as to all Contribution Types. Entry is on the Employment Commencement Date (if that date is also an Entry Date), or if later, upon the next following Plan Entry Date (skip to Election 16).

(b)	☐	Eligibility—same for all Contribution Types. To become a Participant in the Plan as to all Contribution Types, an Eligible Employee must satisfy the following eligibility conditions (Choose one or more of (e) through (k). Choose column (1) for each option elected at (e) through (j).):

(c)	☐	Eligibility—different conditions apply. To become a Participant in the Plan for the designated Contribution Types, an Eligible Employee must satisfy the following eligibility conditions (either as to all Contribution Types or as to the designated Contribution Type) (Choose one or more of (d) through (k). Choose Contribution Type as applicable.):

[Note: For this Election 14, unless described otherwise in Election 14(k), or the context otherwise requires, Elective Deferrals includes Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Safe Harbor Matching Contributions under Section 3.05(E)(3) and Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Safe Harbor Nonelective Contributions under Section 3.05(E)(2) and Operational QNECs under Section 3.04(C)(2)). Safe Harbor includes Safe Harbor Nonelective and Safe Harbor Matching Contributions. If the Employer elects more than one Year of Service as to Additional Matching, the Plan will not satisfy the ACP test safe harbor. See Section 3.05(F)(3).]

			(1)		(2)			(5)
			All		Elective	(3)	(4)	Safe
Eligibility Conditions			Contributions		Deferrals	Matching	Nonelective	Harbor
(d)	☐	None. Entry on the Employment Commencement Date (if that date is also an Entry Date) or if later, upon the next following Plan Entry Date.	N/A (See Election 14(a))		☐	☐	☐	☐

(e)	☐	Age (not to exceed age 21).	☐	OR	☐	☐	☐	☐

(f)	☐	One Year of Service. See Election 16(a).	☐	OR	☐	☐	☐	☐

(g)	☐	Two Years of Service (without an intervening Break in Service). 100% vesting is required. [Note: Two Years of Service does not apply to Elective Deferrals, Safe Harbor Contributions or SIMPLE Contributions.]	N/A		N/A	☐	☐	N/A

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(h)	☐	month(s) (not exceeding 12 months for Elective Deferrals, Safe Harbor Contributions and SIMPLE Contributions and not exceeding 24 months for other contributions). If more than 12 months, 100% vesting is required. Service need not be continuous (no minimum Hours of Service required, and is mere passage of time). [Note: While satisfying a months of service condition without an Hours of Service requirement involves the mere passage of time, the Plan need not apply the Elapsed Time Method in Election 12(c) above, and still may elect the Actual Method in 12(a) above.]	☐	OR	☐	☐	☐	☐

(i)	☐	month(s) with at least Hours of Service in each month (not exceeding 12 months for Elective Deferrals, Safe Harbor Contributions and SIMPLE Contributions and not exceeding 24 months for other contributions). If more than 12 months, 100% vesting is required. If the Employee does not complete the designated Hours of Service each month during the specified monthly time period, the Employee is subject to the one Year of Service (or two Years of Service if elect more than 12 months) requirement as defined in Election 16. The months during which the Employee completes the specified Hours of Service (Choose one of (1) or (2).):	☐	OR	☐	☐	☐	☐

	(1)	☐ Consecutive. Must be consecutive.

	(2)	☐ Not consecutive. Need not be consecutive.

(j)	☐	Hours of Service within the time period following the Employee’s Employment Commencement Date (not exceeding 12 months for Elective Deferrals, Safe Harbor Contributions and SIMPLE Contributions and not exceeding 24 months for other contributions). If more than 12 months, 100% vesting is required. If the Employee does not complete the designated Hours of Service during the specified time period (if any), the Employee is subject to the one Year of Service (or two Years of Service if elect more than 12 months) requirement as defined in Election 16.	☐	OR	☐	☐	☐	☐

[Note: The Employer may leave the time period option blank in Election 14(j) if the Employer wishes to impose an Hour of Service requirement without specifying a time period within which an Employee must complete the required Hours of Service.]

(k) ☐ Describe eligibility conditions:

[Note: The Employer may use Election 14(k) to describe different eligibility conditions as to different Contribution Types or Employee groups (e.g., As to all Contribution Types, no eligibility requirements for Division A Employees and one Year of Service as to Division B Employees). The Employer also may elect different ages for different Contribution Types and/or to specify different months or Hours of Service requirements under Elections 14(h), (i), or (j) as to different Contribution Types. Any election must satisfy Code §410(a).]

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15. SPECIAL ELIGIBILITY EFFECTIVE DATE (DUAL ELIGIBILITY) (2.01(E)). The eligibility conditions of Election 14 and the entry date provisions of Election 17 apply to all Employees unless otherwise elected below (Choose (a) or (b) if applicable.):

[Note: Elections 15(a) or (b) may trigger a coverage failure under Code §410(b).]

(a) ☐ Waiver of eligibility conditions for certain Employees. For all Contribution Types, the eligibility conditions and entry dates apply solely to an Eligible Employee employed or reemployed by the Employer after ___________ (specify date). If the Eligible Employee was employed or reemployed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee’s Employment Commencement Date or Re-Employment Commencement Date; or (iv) the date the Employee attains age _______ (not exceeding age 21).

[Note: If the Employer does not wish to impose an age condition under clause (iv) as part of the requirements for the eligibility conditions waiver, leave the age blank.]

(b) ☐ Describe special eligibility Effective Date(s):

[Note: Under Election 15(b), the Employer may describe special eligibility Effective Dates as to a Participant group and/or Contribution Type (e.g., Eligibility conditions apply only as to Nonelective Contributions and solely as to the Eligible Employees of Division B who were hired or reemployed by the Employer after January 1, 2012).]

16. YEAR OF SERVICE - ELIGIBILITY (2.02(A)). (Choose (a), (b), and (c) as applicable.):

[Note: If the Employer under Election 14 elects a one or two Year(s) of Service condition (including any requirement which defaults to such conditions under Elections 14(i), (j), and (k)) or elects to apply a Year of Service for eligibility under any other Adoption Agreement election, the Employer should complete this Election 16. The Employer should not complete Election 16 if it elects the Elapsed Time Method for eligibility.]

(a) ☒ Year of Service. An Employee must complete 1,000 Hour(s) of Service during the relevant Eligibility Computation Period to receive credit for one Year of Service under Article II. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000 Hours of Service.]

(b) ☒ Subsequent Eligibility Computation Periods. After the Initial Eligibility Computation Period described in Section 2.02(C)(2), the Plan measures Subsequent Eligibility Computation Periods as (Choose one of (1), (2), or (3).):

(1) ☒ Plan Year. The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee’s Employment Commencement Date.

(2) ☐ Anniversary Year. The Anniversary Year, beginning with the Employee’s second Anniversary Year.

(3) ☐ Split. The Plan Year as described in Election 16(b)(1) as to: _________ (describe Contribution Type(s)) and the Anniversary Year as described in Election 16(b)(2) as to: ___________ (describe Contribution Type(s)).

[Note: To maximize delayed entry under a two Years of Service condition for Nonelective Contributions or Matching Contributions, the Employer should elect to remain on the Anniversary Year for such contributions.]

(c) ☐ Describe:
(e.g., Anniversary Year as to Division A and Plan Year as to Division B.)

17.	ENTRY DATE (2.02(D)). Entry Date means the Effective Date and (Choose one or more of (a) through (g). Choose Contribution Types as applicable.):

[Note: For this Election 17, unless described otherwise in Election 17(g), Elective Deferrals includes Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Operational QNECs under Section 3.04(C)(2)). Entry as to Prevailing Wage Contributions is on the Employment Commencement Date. See Section 2.02(D)(3).]

			(1)		(2)
			All		Elective	(3)	(4)
			Contributions		Deferrals	Matching	Nonelective

(a)	☐	Semi-annual. The first day of the first month and of the seventh month of the Plan Year.	☐	OR	☐	☐	☐

(b)	☐	First day of Plan Year.	☐	OR	☐	☐	☐

(c)	☐	First day of each Plan Year quarter.	☐	OR	☐	☐	☐

(d)	☐	The first day of each month.	☐	OR	☐	☐	☐

(e)	☒	Immediate. Upon Employment Commencement Date or if later, upon satisfaction of eligibility conditions.	☒	OR	☐	☐	☐

(f)	☐	First day of each payroll period.	☐	OR	☐	☐	☐

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(g) ☐ Describe Entry Date(s):

[Note: Under Election 17(g), the Employer may describe Entry Dates from the elections available under Elections 17(a) through (f), or a combination thereof as to a Participant group and/or Contribution Type or may elect additional Entry Dates (e.g., As to Matching Contributions excluding Additional Matching, immediate as to Division A Employees and semi-annual as to Division B Employees OR The earlier of the Plan’s semi-annual Entry Dates or the entry dates under the Employer’s medical plan).]

18. PROSPECTIVE/RETROACTIVE ENTRY DATE (2.02(D)). An Employee after satisfying the eligibility conditions in Election 14 will become a Participant (unless an Excluded Employee under Election 8) on the Entry Date (if employed on that date) (Choose one or more of (a) through (f). Choose Contribution Type as applicable.):

[Note: Unless otherwise excluded under Election 8, an Employee who remains employed by the Employer on the relevant date must become a Participant by the earlier of: (i) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (ii) 6 months after the date the Employee completes those requirements. For this Election 18, unless described otherwise in Election 18(f), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions, (except Operational QNECs under Section 3.04(C)(2)).]

			(1) All Contributions		(2) Elective Deferrals	(3) Matching	(4) Nonelective
(a)	☐	Immediately following or coincident with the date the Employee completes the eligibility conditions.	☐	OR	☐	☐	☐

(b)	☐	Immediately following the date the Employee completes the eligibility conditions.	☐	OR	☐	☐	☐

(c)	☐	Immediately preceding or coincident with the date the Employee completes the eligibility conditions.	N/A		N/A	☐	☐

(d)	☐	Immediately preceding the date the Employee completes the eligibility conditions.	N/A		N/A	☐	☐

(e)	☐	Nearest the date the Employee completes the eligibility conditions.	N/A		N/A	☐	☐

(f)	☐	Describe retroactive/prospective entry relative to Entry Date:

[Note: Under Election 18(f), the Employer may describe the timing of entry relative to an Entry Date from the elections available under Elections 18(a) through (e), or a combination thereof as to a Participant group and/or Contribution Type (e.g., As to Matching Contributions excluding Additional Matching nearest as to Division A Employees and immediately following as to Division B Employees).]

19. BREAK IN SERVICE - PARTICIPATION (2.03). The one year hold-out rule described in Section 2.03(C) (Choose one of (a), (b), or (c).):

(a)	☒	Does not apply.

(b)	☐	Applies. Applies to the Plan and to all Participants.

(c)	☐	Limited application. Applies to the Plan, but only to a Participant who has incurred a Severance from Employment.

[Note: The Plan does not apply the rule of parity under Code §410(a)(5)(D) unless the Employer in Appendix B specifies otherwise. See Section 2.03(D).]

ARTICLE III

PLAN CONTRIBUTIONS AND FORFEITURES

20. ELECTIVE DEFERRAL LIMITATIONS (3.02(A)). The following limitations apply to Elective Deferrals under Election 6(b), which are in addition to those limitations imposed under the basic plan document (Choose (a) or choose (b) and (c) as applicable.):

(a)   ☐ None. No additional Plan imposed limits (skip to Election 21).

[Note: The Employer under Election 20 may not impose a lower deferral limit applicable only to Catch-Up Eligible Participants and the Employer’s elections must be nondiscriminatory. The elected limits apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise. Under a safe harbor plan: (i) NHCEs must be able to defer enough to receive the maximum Safe Harbor Matching and Additional Matching Contribution under the Plan and must be permitted to defer any lesser amount; and (ii) the Employer may limit Elective Deferrals to a whole percentage of Compensation or to a whole dollar amount. See Section 1.57(C) as to administrative limitations on Elective Deferrals.]

(b)	☒	Additional Plan limit(s). (Choose (1) and (2) as applicable. Complete (3) if (1) or (2) is chosen.):

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(1)	☒	Maximum deferral amount. A Participant’s Elective Deferrals may not exceed: 75% (specify dollar amount and/or percentage of Compensation).

(2)	☐	Minimum deferral amount. A Participant’s Elective Deferrals may not be less than: (specify dollar amount and/or percentage of Compensation).

(3)	Application of limitations. The Election 20(b)(1) and (2) limitations apply based on Elective Deferral Compensation described in Elections 9 - 11. If the Employer elects Plan Year/Participating Compensation under column (1) and in Election 10 elects Participating Compensation, in the Plan Years commencing after an Employee becomes a Participant, apply the elected minimum or maximum limitations to the Plan Year. Apply the elected limitation based on such Compensation during the designated time period and only to HCEs as elected below. (Choose a. or choose b. and c. as applicable. Under each of a., b., or c. choose one of (1) or (2). Choose (3) if applicable.):

			(1) Plan Year/Participating Compensation	(2) Payroll period	(3) HCEs only
a.	☐	Both. Both limits under Elections 20(b)(1) and (2).	☐	☐	☐

b.	☒	Maximum limit. The maximum amount limit under Election 20(b)(1).	☒	☐	☐

c.	☐	Minimum limit. The minimum amount limit under Election 20(b)(2).	☐	☐	☐

(c)	☒	Describe Elective Deferral limitation(s): Regardless of the deferral limits, a Participant may elect to defer up to 75% of any bonus.

[Note: Under Election 20(c), the Employer: (i) may describe limitations on Elective Deferrals from the elections available under Elections 20(a) and (b) or a combination thereof as to a Participant group (e.g., No limit applies to Division A Employees. Division B Employees may not defer in excess of 10% of Plan Year Compensation); (ii) may elect a different time period to which the limitations apply; and/or (iii) may apply a different limitation to Pre-Tax Deferrals and to Roth Deferrals.]

21. AUTOMATIC DEFERRAL (ACA/EACA/QACA) (3.02(B)). The Automatic Deferral provisions of Section 3.02(B) (Choose one of (a) or (b). Also see Election 34 regarding Automatic Escalation of Salary Reduction Agreements.):

(a)	☐	Do not apply. The Plan is not an ACA, EACA, or QACA (skip to Election 22).

(b)	☒	Apply. The Automatic Deferral Effective Date is the effective date of automatic deferrals or, as appropriate, any subsequent amendment thereto. (As to an EACA or QACA, this provision may not be effective earlier than Plan Years beginning on or after January 1, 2008). (Complete (1), (2), and (3). Complete (4) and (5) if an EACA or an EACA/QACA. Choose (6), (7), and/or (8) as applicable.):

	(1)	Type of Automatic Deferral Arrangement. The Plan is an (Choose one of a., b., or c.):

		a.	☒	ACA. The Plan is an Automatic Contribution Arrangement (ACA) under Section 3.02(B)(1).

		b.	☐	EACA. The Plan is an Eligible Automatic Contribution Arrangement (EACA) under Section 3.02(B)(2).

		c.	☐	EACA/QACA. The Plan is a combination EACA and Qualified Automatic Contribution Arrangement (QACA) under Sections 3.02(B)(3) and 3.05(J).

[Note: If the Employer chooses Elections 21(b)(1)c, the Employer also must choose election 6(e) and complete Election 30 as to the Safe Harbor Contributions under the QACA.]

	(2)	Participants affected. The Automatic Deferral applies to (Choose one of a., b., c., or d. Choose e. if applicable.):

		a.	☐	All Participants. All Participants, regardless of any prior Salary Reduction Agreement, unless and until they make a Contrary Election after the Automatic Deferral Effective Date.

		b.	☒	Election of at least Automatic Deferral Percentage. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date provided that the Elective Deferral amount under the Agreement is at least equal to the Automatic Deferral Percentage.

		c.	☐	No existing Salary Reduction Agreement. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date regardless of the Elective Deferral amount under the Agreement.

		d.	☐	New Participants (not applicable to QACA). Each Employee whose Entry Date is on or following the Automatic Deferral Effective Date.

		e.	☐	Describe affected Participants (not applicable to QACA):

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[Note: The Employer in Election 21(b)(2)e. may further describe affected Participants, e.g., non-Collective Bargaining Employees OR Division A Employees. However, for Plan Years commencing on or after January 1, 2010, all Employees eligible to defer must be Covered Employees to apply the 6-month correction period without excise tax under Code §4979.]

(3)	Automatic Deferral Percentage/Scheduled increases. (Choose one of a., b., or c.):

	a.	☒	Fixed percentage. The Employer, as to each Participant affected, will withhold as the Automatic Deferral Percentage, 6 % from the Participant’s Compensation each payroll period unless the Participant makes a Contrary Election. The Automatic Deferral Percentage will or will not increase in Plan Years following the Plan Year containing the Automatic Deferral Effective Date (or, if later, the Plan Year or partial Plan Year in which the Automatic Deferral first applies to a Participant) as follows (Choose one of d., e., or f.):

[Note: In order to satisfy the QACA requirements, enter an amount between 6% and 10% if no scheduled increase.]

	b.	☐	QACA statutory increasing schedule. The Automatic Deferral Percentage will be:

			Plan Year of application to a Participant	Automatic Deferral Percentage
			1	3%
			2	3%
			3	4%
			4	5%
			5 and thereafter	6%

	c.	☐	Other increasing schedule. The Automatic Deferral Percentage will be:

			Plan Year of application to a Participant	Automatic Deferral Percentage
			_____	_____ %
			_____	_____ %
			_____	_____ %

			_____	_____ %
			_____	_____ %

	d.	☒	No scheduled increase. The Automatic Deferral Percentage applies in all Plan Years.

	e.	☐	Automatic increase. The Automatic Deferral Percentage will increase by ____% per year up to a maximum of ____% of Compensation.

	f.	☐	Describe increase: _______________________________________________________________

[Note: To satisfy the QACA requirements, the Automatic Deferral Percentage must be: (i) a fixed percentage which is at least 6% and not more than 10% of Compensation; (ii) an increasing Automatic Deferral Percentage in accordance with the schedule under Election 20(b)(3)b.; or (iii) an alternative schedule which must require, for each Plan Year, an Automatic Deferral Percentage that is at least equal to the Automatic Deferral Percentage under the schedule in Election 21(b)(3)b. and which does not exceed 10%. See Section 3.02(B)(3).]

(4)	EACA permissible withdrawal. The permissible withdrawal provisions of Section 3.02(B)(2)(d) (Choose one of a., b., or c.):

	a.	☐	Do not apply.

	b.	☐	90 day withdrawal. Apply within 90 days of the first Automatic Deferral.

	c.	☐	30-90 day withdrawal. Apply, within ____ days of the first Automatic Deferral (may not be less than 30 nor more than 90 days).

(5)	Contrary Election/Covered Employee. For Plan Years beginning on or after January 1, 2010, any Participant who makes a Contrary Election (Choose one of a. or b.; leave blank if an ACA or a QACA not subject to the ACP test.):

	a.	☐	Covered Employee. Is a Covered Employee and continues to be covered by the EACA provisions. [Note: Under this Election, the Participant’s Contrary Election will remain in effect, but the Participant must receive the EACA annual notice.]

	b.	☐	Not a Covered Employee. Is not a Covered Employee and will not continue to be covered by the EACA provisions. [Note: Under this Election, the Participant no longer must receive the EACA annual notice, but the Plan cannot use the six-month period for relief from the excise tax of Code §4979(f)(1).]

(6)	Change Date. The Elective Deferrals under Election 21(b)(3)b., c., e., or f. will increase on the following day each Plan Year:

	a.	☐	First day of the Plan Year.

	b.	☐	Other: __________________________________________________________________________
(must be a specified or definitely determinable date that occurs at least annually)

(7)	First Year of Increase. The automatic increase under Election 21(b)(3)e. or f. will apply to a Participant beginning with the first Change Date after the Participant first has automatic deferrals withheld, unless a. is selected below:

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	a.	☐ The increase will apply as of the second Change Date thereafter.

(8)	☐	Describe Automatic Deferral: _______________________________________________________________

[Note: Under Election 21(b)(8), the Employer may describe Automatic Deferral provisions from the elections available under Election 21 and/or a combination thereof as to a Participant group (e.g., Automatic Deferrals do not apply to Division A Employees. All Division B Employee/Participants are subject to an Automatic Deferral Amount equal to 3% of Compensation effective as of January 1, 2013).]

22. CODA (3.02(C)). The CODA provisions of Section 3.02(C) (Choose one of (a) or (b).):

(a)	☒	Do not apply.

(b)	☐	Apply. For each Plan Year for which the Employer makes a designated CODA contribution under Section 3.02(C), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the Elective Deferral Limit) of his/her proportionate share of that CODA contribution (Choose one of (1) or (2).):

	(1)	☐ All or any portion.

	(2)	☐ ____%

23. CATCH-UP DEFERRALS (3.02(D)). The Plan permits Catch-Up Deferrals unless the Employer elects otherwise below. (Choose (a) if applicable.)

(a)	☐	Not Permitted. May not make Catch-Up Deferrals to the Plan.

24. MATCHING CONTRIBUTIONS (EXCLUDING SAFE HARBOR MATCH AND ADDITIONAL MATCH UNDER SECTION 3.05) (3.03(A)). The Employer Matching Contributions under Election 6(c) are subject to the following additional elections regarding type (discretionary/fixed), rate/amount, limitations and time period (collectively, such elections are “the matching formula”) and the allocation of Matching Contributions is subject to Section 3.06 except as otherwise provided (Choose one or more of (a) through (g) as applicable; then, for the elected match, complete (1), (2), and/or (3) as applicable. If the Employer completes (2) or (3), also complete one of (4), (5), or (6).):

[Note: If the Employer wishes to make any Matching Contributions that satisfy the ADP or ACP safe harbor, the Employer should make these Elections under Election 30, and not under this Election 24.]

			(1) Match Rate/Amt [$/% of Elective Deferrals]		(2) Limit on Deferrals Matched [$/% of Compensation]	(3) Limit on Match Amount [$/% of Compensation]	(4) Apply limit(s) per Plan Year [“true-up”]	(5) Apply limit(s) per payroll period [no “true-up”]	(6) Apply limit(s) per designated time period [no “true-up”]

(a)	☒	Discretionary – see Section 1.35(B) (The Employer may, but is not required to complete (a)(1)-(6). See the “Note” following Election 24.)	____		____	____	☐	☒	☐____

(b)	☐	Fixed – uniform rate/amount	____		____	____	☐	☐	☐____

(c)	☐	Fixed – tiered	Elective Deferral %	Matching Rate	____	____	☐	☐	☐____
			____ %	____ %
			____ %	____ %
			____ %	____ %
			____ %	____ %

(d)	☐	Fixed – Years of Service	Years of Service	Matching Rate	____	____	☐	☐	☐____
			____	____ %
			____	____ %
			____	____ %
			____	____ %

	(1)	“Years of Service” under this Election 24(d) means (Choose one of a. or b.):

a. ☐ Eligibility. Years of Service for eligibility in Election 16.

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		b. ☐	Vesting. Years of Service for vesting in Elections 43 and 44.

(e)	☐	Fixed –multiple	Formula 1:	☐	☐	☐
formulas
			Formula 2:	☐	☐	☐
			Formula 3:	☐	☐	☐

(f)	☒	Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Matching Contributions to the Plan, the following apply (Complete (1) and (2).):

	(1)	Matching formula. The matching formula for the Participating Employer(s) (Choose one of a. or b.):

		a.	☒	All the same. Is (are) the same as for the Signatory Employer under this Election 24.

		b.	☐	At least one different. Is (are) as follows: _________________________________________________________

	(2)	Allocation sharing. The Plan Administrator will allocate the Matching Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

		a.	☐	Employer by Employer. Only to the Participants directly employed by the contributing Employer.

		b.	☒	Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Matching Contributions for the Plan Year.

[Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 24(f) unless there are Related Employers which are also Participating Employers. See Section 1.24(D).]

(g)	☐	Describe:
(The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

[Note: See Section 1.35(A) as to Fixed Matching Contributions. A Participant’s Elective Deferral percentage is equal to the Participant’s Elective Deferrals divided by his/her Compensation. The matching rate/amount is the specified rate/amount of match for the corresponding Elective Deferral amount/percentage. Any Matching Contributions apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise in Election 24(g). Matching Contributions for nondiscrimination testing purposes are subject to the targeting limitations. See Section 4.10(D). The Employer under Election 24(a) in its discretion may determine the amount of a Discretionary Matching Contribution and the matching contribution formula. Alternatively, the Employer in Election 24(a) may specify the Discretionary Matching Contribution formula.]

25. QMAC (PLAN-DESIGNATED) (3.03(C)(1)). The following provisions apply regarding Plan-Designated QMACs (Choose one of (a) or (b).):

[Note: Regardless of its elections under this Election 25, the Employer under Section 3.03(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QMACs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure.]

(a)	☒	Not applicable. There are no Plan-Designated QMACs.

(b)	☐	Applies. There are Plan-Designated QMACs to which the following provisions apply (Complete (1) and (2).):

	(1)	Matching Contributions affected. The following Matching Contributions (as allocated to the designated allocation group under Election 25(b)(2)) are Plan-Designated QMACs (Choose one of a. or b.):

		a.	☐	All. All Matching Contributions.

		b.	☐	Designated. Only the following Matching Contributions under Election 24: _______________________

	(2)	Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QMAC (Choose one of a. or b.):

		a.	☐	NHCEs only. Only to NHCEs who make Elective Deferrals subject to the Plan-Designated QMAC.

		b.	☐	All Participants. To all Participants who make Elective Deferrals subject to the Plan-Designated QMAC.

The Plan Administrator will allocate all other Matching Contributions as Regular Matching Contributions under Section 3.03(B), except as provided in Sections 3.03(C)(2) or 3.05.

[Note: See Section 4.10(D) as to targeting limitations applicable to QMAC nondiscrimination testing.]

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26. MATCHING CATCH-UP DEFERRALS (3.03(D)). If a Participant makes a Catch-Up Deferral, the Employer (Choose one of (a) or (b); leave blank if Election 23(a) is selected.):

(a)	☐	Match. Will apply to the Catch-Up Deferral (Choose one of (1) or (2).):

	(1)	☐	All. All Matching Contributions.

	(2)	☐	Designated. The following Matching Contributions in Election 24: ________________________________

(b)	☒	No Match. Will not match any Catch-Up Deferrals.

[Note: Election 26 does not apply to a safe harbor 401(k) plan unless the Employer will apply the ACP test. See Elections 38(a)(2)b. In this case, Election 26 applies only to Additional Matching, if any. A safe harbor 401(k) Plan will apply the Basic Match, QACA Basic Match or Enhanced Match to Catch-Up Deferrals. If the Employer elects to apply the ACP test safe harbor under Election 38(a)(2)a., Election 26 does not apply and the Plan also will apply any Additional Match to Catch-Up Deferrals.]

27. NONELECTIVE CONTRIBUTIONS (TYPE/AMOUNT) INCLUDING PREVAILING WAGE CONTRIBUTIONS (3.04(A)). The Employer Nonelective Contributions under Election 6(d) are subject to the following additional elections as to type and amount (Choose one or more of (a) through (e) as applicable.):

(a)	☒	Discretionary. An amount the Employer in its sole discretion may determine.

(b)	☐	Fixed. (Choose one or more of (1) through (3) as applicable.):

	(1)	☐	Uniform %. % of each Participant’s Compensation, per (e.g., Plan Year, month).

	(2)	☐	Fixed dollar amount. $ , per (e.g., Plan Year, month, HOS, per Participant per month).

	(3)	☐	Describe:
(The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

[Note: The Employer under Election 27(b)(3) may specify any Fixed Nonelective Contribution formula not described under Elections 27(b)(1) or (2) (e.g., For each Plan Year, 2% of net profits exceeding $50,000, or The cash value of unused paid time off, as described in Section 3.04(A)(2)(a) and the Employer’s Paid Time Off Plan) and/or the Employer may describe different Fixed Nonelective Contributions as applicable to different Participant groups (e.g., A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division A Participants and a Fixed Nonelective Contribution equal to $500 per Participant each Plan Year applies to Division B Participants).]

(c)	☐	Prevailing Wage Contribution. The Prevailing Wage Contribution amount(s) specified for the Plan Year or other applicable period in the Employer’s Prevailing Wage Contract(s). The Employer will make a Prevailing Wage Contribution only to Participants covered by the Contract and only as to Compensation paid under the Contract. The Employer must specify the Prevailing Wage Contribution by attaching an appendix to the Adoption Agreement that indicates the contribution rate(s) applicable to the prevailing wage employment/job classification(s). If the Participant accrues an allocation of Employer Contributions (including forfeitures) under the Plan or any other Employer plan in addition to the Prevailing Wage Contribution, the Plan Administrator will (Choose one of (1) or (2).):

	(1)	☐	No offset. Not reduce the Participant’s Employer Contribution allocation by the amount of the Prevailing Wage Contribution.

	(2)	☐	Offset. Reduce the Participant’s Employer Contribution allocation by the amount of the Prevailing Wage Contribution.

(d)	☒	Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Nonelective Contributions to the Plan, the contribution formula(s) (Choose one of (1) or (2).):

	(1)	☒	All the same. Is (are) the same as for the Signatory Employer under this Election 27.

	(2)	☐	At least one different. Is (are) as follows: .

[ Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 27(d) unless there are Related Employers which are also Participating Employers. See Section 1.24(D). The Employer electing 27(d) also must complete Election 28(g) as to the allocation methods which apply to the Participating Employers.]

(e)	☐	Describe:
(The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

[Note: Under Election 27(e), the Employer may describe the amount and type of Nonelective Contributions from the elections available under Election 27 and/or a combination thereof as to a Participant group (e.g., A Discretionary Nonelective Contribution applies to Division A Employees. A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division B Employees).]

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28. NONELECTIVE CONTRIBUTION ALLOCATION (3.04(B)). The Plan Administrator, subject to Section 3.06, will allocate to each Participant any Nonelective Contribution (excluding QNECs) under the following contribution allocation formula (Choose one or more of (a) through (h) as applicable.):

(a)	☒	Pro rata. As a uniform percentage of Participant Compensation.

(b)	☐	Permitted disparity. In accordance with the permitted disparity allocation provisions of Section 3.04(B)(2), under which the following permitted disparity formula and definition of “Excess Compensation” apply (Complete (1) and (2).):

	(1)	Formula (Choose one of a., b., or c.):

		a.	☐	Two-tiered.

		b.	☐	Four-tiered.

		c.	☐	Two-tiered, except that the four-tiered formula will apply in any Plan Year for which the Plan is top-heavy.

	(2)	Excess Compensation. For purposes of Section 3.04(B)(2), “Excess Compensation” means Compensation in excess of the integration level provided below (Choose one of a. or b.):

		a.	☐	Percentage amount. % (not exceeding 100%) of the Taxable Wage Base in effect on the first day of the Plan Year, rounded to the next highest $ (not exceeding the Taxable Wage Base).

		b.	☐	Dollar amount. The following amount: $ (not exceeding the Taxable Wage Base in effect on the first day of the Plan Year).

(c)	☐	Incorporation of contribution formula. The Plan Administrator will allocate any Fixed Nonelective Contribution under Elections 27(b), 27(d), or 27(e), or any Prevailing Wage Contribution under Election 27(c), in accordance with the contribution formula the Employer adopts under those Elections.

(d)	☐	Classifications of Participants. [This is a nondesigned based safe harbor allocation method.] In accordance with the classifications allocation provisions of Section 3.04(B)(3). (Complete (1) and (2).):

	(1)	Description of the classifications. [This is a nondesigned based safe harbor allocation method.] The classifications are (Choose one of a., b., or c.):

[Note: Typically, the Employer would elect 28(d) where it intends to satisfy nondiscrimination requirements using “cross-testing” under Treas. Reg. §1.401(a)(4)-8. However, choosing this election does not necessarily require application of cross-testing and the Plan may be able to satisfy nondiscrimination as to its classification-based allocations by testing allocation rates.]

		a.	☐	Each in own classification. Each Participant constitutes a separate classification.

		b.	☐	NHCEs/HCEs. Nonhighly Compensated Employee/Participants and Highly Compensated Employee/Participants.

		c.	☐	Describe the classifications:

[Note: Any classifications under Election 28(d) must result in a definitely determinable allocation under Treas. Reg. §1.401-1(b)(1)(ii). The classifications cannot limit the NHCEs benefiting under the Plan only to those NHCE/Participants with the lowest Compensation and/or the shortest periods of Service and who may represent the minimum number of benefiting NHCEs necessary to pass coverage under Code §410(b). In the case of a self-employed Participant (i.e., sole proprietorships or partnerships), the requirements of Treas. Reg. §1.401(k)-1(a)(6) apply and the allocation method should not result in a cash or deferred election for the self-employed Participant. The Employer by the due date of its tax return (including extensions) must advise the Plan Administrator or Trustee in writing as to the allocation rate applicable to each Participant under Election 28(d)(1)a. or applicable to each classification under Elections 28(d)(1)b. or c. for the allocation Plan Year.]

	(2)	Allocation method within each classification. Allocate the Nonelective Contribution within each classification as follows (Choose one of a., b., or c.):

		a.	☐	Pro rata. As a uniform percentage of Compensation of each Participant within the classification.

		b.	☐	Flat dollar. The same dollar amount to each Participant within the classification.

		c.	☐	Describe:
(e.g., Allocate pro rata to NHCEs and flat dollar to HCEs.)

(e)	☐	Age-based. [This is a nondesigned based safe harbor allocation method.] In accordance with the age-based allocation provisions of Section 3.04(B)(5). The Plan Administrator will use the Actuarial Factors based on the following assumptions (Complete both (1) and (2).):

	(1)	Interest rate. (Choose one of a., b., or c.):

		a.	☐	7.5% b. ☐ 8.0% c. ☐ 8.5%

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	(2)	Mortality table. (Choose one of a. or b.):

		a.	☐	UP-1984. See Appendix D.

		b.	☐	Alternative: (Specify 1983 GAM, 1983 IAM, 1971 GAM or 1971 IAM and attach applicable tables using such mortality table and the specified interest rate as replacement Appendix D.)

(f)	☐	Uniform points. In accordance with the uniform points allocation provisions of Section 3.04(B)(6). Under the uniform points allocation formula, a Participant receives (Choose one or both of (1) and (2). Choose (3) if applicable.):

	(1)	☐	Years of Service. point(s) for each Year of Service. The maximum number of Years of Service counted for points is .

“Year of Service” under this Election 28(f) means (Choose one of a. or b.):

		a.	☐	Eligibility. Years of Service for eligibility in Election 16.

		b.	☐	Vesting. Years of Service for vesting in Elections 43 and 44.

[Note: A Year of Service must satisfy Treas. Reg. §1.401(a)(4)-11(d)(3) for the uniform points allocation to qualify as a safe harbor allocation under Treas. Reg. §1.401(a)(4)-2(b)(3).]

	(2)	☐	Age. point(s) for each year of age attained during the Plan Year.

	(3)	☐	Compensation. point(s) for each $ (not to exceed $200) increment of Plan Year Compensation.

(g)	☒	Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Nonelective Contributions to the Plan, the Plan Administrator will allocate the Nonelective Contributions made by the Participating Employer(s) under Election 27(d) (Complete (1) and (2).):

	(1)	Allocation Method. (Choose one of a. or b.):

		a.	☒	All the same. Using the same allocation method as applies to the Signatory Employer under this Election 28.

		b.	☐	At least one different. Under the following allocation method(s): .

	(2)	Allocation sharing. The Plan Administrator will allocate the Nonelective Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

		a.	☐	Employer by Employer. Only to the Participants directly employed by the contributing Employer.

		b.	☒	Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Nonelective Contributions for the Plan Year.

[Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 28(g) unless there are Related Employers which are also Participating Employers. See Section 1.24(D) and Election 27(d). If the Employer elects 28(g)(2)a., the Employer should also elect 11(k)(2), to disregard the Compensation paid by “Y” Participating Employer in determining the allocation of the “X” Participating Employer contribution to a Participant (and vice versa) who receives Compensation from both X and Y. If the Employer elects 28(g)(2)b., the Employer should not elect 11(k)(2). Election 28(g)(2)a. does not apply to Safe Harbor Nonelective Contributions.]

(h)	☐	Describe:
(The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

29. QNEC (PLAN-DESIGNATED) (3.04(C)(1)). The following provisions apply regarding Plan-Designated QNECs (Choose one of (a) or (b).):

[Note: Regardless of its elections under this Election 29, the Employer under Section 3.04(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QNECs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure.]

(a)	☒	Not applicable. There are no Plan-Designated QNECs.

(b)	☐	Applies. There are Plan-Designated QNECs to which the following provisions apply (Complete (1), (2), and (3).):

	(1)	Nonelective Contributions affected. The following Nonelective Contributions (as allocated to the designated allocation group under Election 29(b)(2)) are Plan-Designated QNECs (Choose one of a. or b.):

		a.	☐	All. All Nonelective Contributions.

		b.	☐	Designated. Only the following Nonelective Contributions under Election 27:

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	(2)	Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QNEC (Choose one of a. or b.):

		a.	☐	NHCEs only. Only to NHCEs under the method elected in Election 29(b)(3).

		b.	☐	All Participants. To all Participants under the method elected in Election 29(b)(3).

	(3)	Allocation Method. The Plan Administrator will allocate a Plan-Designated QNEC using the following method (Choose one of a., b., c., or d.):

		a.	☐	Pro rata.

		b.	☐	Flat dollar.

		c.	☐	Reverse. See Section 3.04(C)(3).

		d.	☐	Describe:
(The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

[Note: See Section 4.10(D) as to targeting limitations applicable to QNEC nondiscrimination testing.]

30. SAFE HARBOR 401(k) PLAN (SAFE HARBOR CONTRIBUTIONS/ADDITIONAL MATCHING CONTRIBUTIONS) (3.05). The Employer under Election 6(e) will (or in the case of the Safe Harbor Nonelective Contribution may) contribute the following Safe Harbor Contributions described in Section 3.05(E) and will or may contribute Additional Matching Contributions described in Section 3.05(F) (Choose one of (a) through (e) when and as applicable. Complete (f) and (i). Choose (g), (h), and (j) as applicable.):

(a)	☐	Safe Harbor Nonelective Contribution (including QACA). The Safe Harbor Nonelective Contribution equals % of a Participant’s Compensation [Note: The amount in the blank must be at least 3%. The Safe Harbor Nonelective Contribution applies toward (offsets) most other Employer Nonelective Contributions. See Section 3.05(E)(12).]

(b)	☐	Safe Harbor Nonelective Contribution (including QACA)/delayed year-by-year election (maybe and supplemental notices). In connection with the Employer’s provision of the maybe notice under Section 3.05(I)(1), the Employer elects into safe harbor status by giving the supplemental notice and by making this Election 30(b) to provide for a Safe Harbor Nonelective Contribution equal to % (specify amount at least equal to 3%) of a Participant’s Compensation. This Election 30(b) and safe harbor status applies for the Plan Year ending: (specify Plan Year end), which is the Plan Year to which the Employer’s maybe and supplemental notices apply.

[Note: An Employer distributing the maybe notice can use election 30(b) without completing the year. Doing so requires the Plan to perform Current Year Testing unless the Employer decides to elect safe harbor status. If the Employer wishes to elect safe harbor status for a single year, the Employer must amend the Plan to enter the Plan Year end above.]

(c)	☐	Basic Matching Contribution. A Matching Contribution equal to 100% of each Participant’s Elective Deferrals not exceeding 3% of the Participant’s Compensation, plus 50% of each Participant’s Elective Deferrals in excess of 3% but not in excess of 5% of the Participant’s Compensation. See Sections 1.35(E) and 3.05(E)(4). (Complete (1).):

	(1)	Time period. For purposes of this Election 30(c), “Compensation” and “Elective Deferrals” mean Compensation and Elective Deferrals for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Basic Match, such as “each payroll period,” “each calendar month,” “each Plan Year quarter” or “the Plan Year.”]

(d)	☐	QACA Basic Matching Contribution. A Matching Contribution equal to 100% of a Participant’s Elective Deferrals not exceeding 1% of the Participant’s Compensation, plus 50% of each Participant’s Elective Deferrals in excess of 1% but not in excess of 6% of the Participant’s Compensation. (Complete (1).): [Note: This election is available only if the Employer has elected the QACA automatic deferrals provisions under Election 21.]

	(1)	Time period. For purposes of this Election 30(d), “Compensation” and “Elective Deferrals” mean Compensation and Elective Deferrals for: . [Note: The Employer must complete the blank line with the applicable time period for computing the QACA Basic Match, such as “each payroll period,” “each calendar month,” “each Plan Year quarter” or “the Plan Year.”]

(e)	☐	Enhanced Matching Contribution (including QACA). See Sections 1.35(F) and 3.05(E)(6). (Choose one of (1) or (2) and complete (3) for any election.):

	(1)	☐	Uniform percentage. A Matching Contribution equal to % of each Participant’s Elective Deferrals but not as to Elective Deferrals exceeding % of the Participant’s Compensation.

	(2)	☐	Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant’s Elective Deferral percentage. A Participant’s Elective Deferral percentage is equal to the Participant’s Elective Deferrals divided by his/her Compensation.

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Elective Deferral Percentage	Matching Rate
%	%
%	%
%	%

(3)   Time period. For purposes of this Election 30(e), “Compensation” and “Elective Deferrals” mean Compensation and Elective Deferrals for:                                 . [Note: The Employer must complete the blank line with the applicable time period for computing the Enhanced Match, such as “each payroll period,” “each calendar month,” “each Plan Year quarter” or “the Plan Year.”]

[Note: The matching rate may not increase as the Elective Deferral percentage increases and the Enhanced Matching formula otherwise must satisfy the requirements of Code §§401(k)(12)(B)(ii) and (iii) (taking into account Code §401(k)(13)(D)(ii) in the case of a QACA). If the Employer elects to satisfy the ACP safe harbor under Election 38(a)(2)a., the Employer also must limit Elective Deferrals taken into account for the Enhanced Matching Contribution to a maximum of 6% of Plan Year Compensation.]

(f) Participants who will receive Safe Harbor Contributions. The allocation of Safe Harbor Contributions (Choose one of (1), (2), or (3). Choose (4) if applicable.):

	(1)	☐ Applies to all Participants. Applies to all Participants except as may be limited under Election 30(g).

	(2)	☐ NHCEs only. Is limited to NHCE Participants only and may be limited further under Election 30(g). No HCE will receive a Safe Harbor Contribution allocation.

	(3)	☐ NHCEs and designated HCEs. Is limited to NHCE Participants and to the following HCE Participants and may be limited further under Election 30(g):

[Note: Any HCE allocation group the Employer describes under Election 30(f)(3) must be definitely determinable. (e.g., Division “A” HCEs OR HCEs who own more than 5% of the Employer without regard to attribution rules).]

(4)

☐   Applies to all Participants except Collective Bargaining Employees. Notwithstanding Elections 30(f)(1), (2) or (3), the Safe Harbor Contributions are not allocated to Collective Bargaining (union) Employees and may be further limited under Election 30(g).

(g)	☐	Early Elective Deferrals/delay of Safe Harbor Contribution. The Employer may elect this Election 30(g) only if the Employer in Election 14 elects eligibility requirements for Elective Deferrals of less than age 21 and/or one Year of Service but elects age 21 and one Year of Service for Safe Harbor Matching or for Safe Harbor Nonelective Contributions. The Employer under this Election 30(g) applies the rules of Section 3.05(D) to limit the allocation of any Safe Harbor Contribution under Election 30 for a Plan Year to those Participants who the Plan Administrator in applying the OEE rule described in Section 4.06(C), treats as benefiting in the disaggregated plan covering the Includible Employees.

(h)	☐	Another plan. The Employer will make the Safe Harbor Contribution to the following plan:

(i) Additional Matching Contributions. See Sections 1.35(G) and 3.05(F). (Choose one of (1) or (2).):

	(1)	☐ No Additional Matching Contributions. The Employer will not make any Additional Matching Contributions to its safe harbor Plan.

	(2)	☐ Additional Matching Contributions. The Employer will or may make the following Additional Matching Contributions to its safe harbor Plan. (Choose a., b., and c. as applicable.):

		a.	☐ Fixed Additional Matching Contribution. The following Fixed Additional Matching Contribution (Choose (i) and (ii) as applicable and complete (iii) for any election.):

			(i) ☐	Uniform percentage. A Matching Contribution equal to % of each Participant’s Elective Deferrals but not as to Elective Deferrals exceeding % of the Participant’s Compensation.

			(ii) ☐	Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant’s Elective Deferral percentage. A Participant’s Elective Deferral percentage is equal to the Participant’s Elective Deferrals divided by his/her Compensation.

Elective Deferral Percentage	Matching Rate
%	%
%	%
%	%

(iii)

Time period. For purposes of this Election 30(i)(2)a., “Compensation” and “Elective Deferrals” mean Compensation and Elective Deferrals for:

[Note: The Employer must complete the blank line with the applicable time period for computing the Additional Match, e.g., each payroll period, each calendar month, each Plan Year quarter OR the Plan Year. If the Employer elects a match under both (i) and (ii) and will apply a different time period to each match, the Employer may indicate as such in the blank line.]

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		b.	☐	Discretionary Additional Matching Contribution. The Employer may make a Discretionary Additional Matching Contribution. If the Employer makes a Discretionary Matching Contribution, the Discretionary Matching Contribution will not apply as to Elective Deferrals exceeding % of the Participant’s Compensation (complete the blank if applicable or leave blank).

(i)

Time period. For purposes of this Election 30(i)(2)b., “Compensation” and “Elective Deferrals” mean Compensation and Elective Deferrals for:                                                                                           .

[Note: The Employer must complete the blank line with the applicable time period for computing the Additional Discretionary Matching Contribution, e.g., each payroll period, each calendar month, each Plan Year quarter OR the Plan Year. If the Employer fails to specify a time period, the Employer is deemed to have elected to compute its Additional Matching Contribution based on the Plan Year.]

		c.	☐

Describe Additional Matching Contribution formula and time period:

(The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b) and, if the Employer elects to satisfy the ACP safe harbor under Election 38(a)(2)a., the formula must comply with Section 3.05(G).)

[Note: If the Employer elects to satisfy the ACP safe harbor under Election 38(a)(2)a. then as to any and all Matching Contributions, including Fixed Additional Matching Contributions and Discretionary Additional Matching Contributions: (i) the matching rate may not increase as the Elective Deferral percentage increases; (ii) no HCE may be entitled to a greater rate of match than any NHCE; (iii) the Employer must limit Elective Deferrals taken into account for the Additional Matching Contributions to a maximum of 6% of Plan Year Compensation; (iv) the Plan must apply all Matching Contributions to Catch-Up Deferrals; and (v) in the case of a Discretionary Additional Matching Contribution, the contribution amount may not exceed 4% of the Participant’s Plan Year Compensation.]

(j)	☐

Multiple Safe Harbor Contributions in disaggregated Plan. The Employer elects to make different Safe Harbor Contributions and/or Additional Matching Contributions to disaggregated parts of its Plan under Treas. Reg. §1.401(k)-1(b)(4) as follows:

(Specify contributions for disaggregated plans, e.g., as to collectively bargained employees a 3% Nonelective Safe Harbor Contribution applies and as to non-collectively bargained employees, the Basic Matching Contribution applies).

31. ALLOCATION CONDITIONS (3.06(B)/(C)). The Plan does not apply any allocation conditions to: (i) Elective Deferrals; (ii) Safe Harbor Contributions; (iii) Additional Matching Contributions which will satisfy the ACP test safe harbor; (iv) Employee Contributions; (v) Rollover Contributions; (vi) Designated IRA Contributions; (vii) SIMPLE Contributions; or (viii) Prevailing Wage Contributions. To receive an allocation of Matching Contributions, Nonelective Contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s) (Choose one of (a) or (b). Choose (c) if applicable.):

(a)	☐	No conditions. No allocation conditions apply to Matching Contributions, to Nonelective Contributions or to forfeitures.

(b)	☒	Conditions. The following allocation conditions apply to the designated Contribution Type and/or forfeitures (Choose one or more of (1) through (7). Choose Contribution Type as applicable.):

[Note: For this Election 31, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply. The Employer under Election 31(b)(7) may not impose an Hour of Service condition exceeding 1,000 Hours of Service in a Plan Year.]

			(1) Matching, Nonelective and Forfeitures		(2) Matching	(3) Nonelective	(4) Forfeitures
(1)	☒	None.	N/A		☒	☐	☐
(See Election 31(a))

(2)	☐	501 HOS/terminees (91 consecutive days if	☐	OR	☐	☐	☐
Elapsed Time). See Section 3.06(B)(1)(b).

(3)	☒	Last day of the Plan Year.	☐	OR	☐	☒	☐

(4)	☐	Last day of the Election 31(c) time period.	☐	OR	☐	☐	☐

(5)	☐	1,000 HOS in the Plan Year (182 consecutive days in Plan Year if Elapsed Time).	☐	OR	☐	☐	☐

(6)	☐	(specify) HOS within the Election 31(c) time period, (but not exceeding 1,000 HOS in a Plan Year).	☐	OR	☐	☐	☐

(7)	☐

Describe conditions:

(e.g., Last day of the Plan Year as to Nonelective Contributions for Participating Employer “A” Participants. No allocation conditions for Participating Employer “B” Participants.)

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(c)	☐	Time period. Under Section 3.06(C), apply Elections 31(b)(4), (b)(6), or (b)(7) to the specified contributions/forfeitures based on each (Choose one or more of (1) through (5). Choose Contribution Type as applicable.):

	(1)	☐	Plan Year.	☐	OR	☐	☐	☐

	(2)	☐	Plan Year quarter.	☐	OR	☐	☐	☐

	(3)	☐	Calendar month.	☐	OR	☐	☐	☐

	(4)	☐	Payroll period.	☐	OR	☐	☐	☐

	(5)	☐	Describe time period:

[ Note: If the Employer elects 31(b)(4) or (b)(6), the Employer must choose (c). If the Employer elects 31(b)(7), choose (c) if applicable.]

32. ALLOCATION CONDITIONS - APPLICATION/WAIVER/SUSPENSION (3.06(D)/(F)). Under Section 3.06(D), in the event of Severance from Employment as described below, apply or do not apply Election 31(b) allocation conditions to the specified contributions/forfeitures as follows (If the Employer elects 31(b), the Employer must complete Election 32. Choose one of (a) or (b). Complete (c).):

[Note: For this Election 32, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply.]

(a)	☒	Total waiver or application. If a Participant incurs a Severance from Employment on account of or following death, Disability or attainment of Normal Retirement Age or Early Retirement Age (Choose one of (1) or (2).):

	(1)	☒	Do not apply. Do not apply elected allocation conditions to Matching Contributions, to Nonelective Contributions or to forfeitures.

	(2)	☐	Apply. Apply elected allocation conditions to Matching Contributions, to Nonelective Contributions and to forfeitures.

(b)	☐	Application/waiver as to Contribution Types events. If a Participant incurs a Severance from Employment, apply allocation conditions except such conditions are waived if Severance from Employment is on account of or following death, Disability or attainment of Normal Retirement Age or Early Retirement Age as specified, and as applied to the specified Contribution Types/forfeitures (Choose one or more of (1) through (4). Choose Contribution Type as applicable.):
				(1) Matching, Nonelective and Forfeitures		(2) Matching	(3) Nonelective	(4) Forfeitures
	(1)	☐	Death.	☐	OR	☐	☐	☐

	(2)	☐	Disability.	☐	OR	☐	☐	☐

	(3)	☐	Normal Retirement Age.	☐	OR	☐	☐	☐

	(4)	☐	Early Retirement Age.	☐	OR	☐	☐	☐

(c)	Suspension. The suspension of allocation conditions of Section 3.06(F) (Choose one of (1) or (2).):

	(1)	☐	Applies. Applies as follows (Choose one of a., b., or c.):

		a.	☐	Both. Applies both to Nonelective Contributions and to Matching Contributions.

		b.	☐	Nonelective. Applies only to Nonelective Contributions.

		c.	☐	Match. Applies only to Matching Contributions.

	(2)	☒	Does not apply.

33.	FORFEITURE ALLOCATION METHOD (3.07). (Choose one of (a) or (b).):

[Note: Even if the Employer elects immediate vesting, the Employer should complete Election 33. See Section 7.07.]

(a)	☐	Safe harbor/top-heavy exempt. Apply all forfeitures to Safe Harbor Contributions and Plan expenses in accordance with Section 3.07(A)(4).

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(b)	☒	Apply to Contributions. The Plan Administrator will allocate a Participant forfeiture attributable to all Contribution Types or attributable to all Nonelective Contributions or to all Matching Contributions as follows (Choose one or more of (1) through (6) and choose Contribution Type as applicable. Choose (5) only in conjunction with at least one other election.):
				(1) All Forfeitures		(2) Nonelective Forfeitures	(3) Matching Forfeitures
	(1)	☐	Additional Nonelective. Allocate as additional Discretionary Nonelective Contribution.	☐	OR	☐	☐

	(2)	☐	Additional Match. Allocate as additional Discretionary Matching Contribution.	☐	OR	☐	☐

	(3)	☒	Reduce Nonelective. Apply to Nonelective Contribution.	☒	OR	☐	☐

	(4)	☒	Reduce Match. Apply to Matching Contribution.	☒	OR	☐	☐

	(5)	☒	Plan expenses. Pay reasonable Plan expenses.	☒	OR	☐	☐
(See Section 7.04(C).)

	(6)	☐	Describe:

(must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b) and be applied in a uniform and nondiscriminatory manner; e.g., Forfeitures attributable to transferred balances from Plan X are allocated only to former Plan X participants.)

34.	AUTOMATIC ESCALATION (3.02(G)). The Automatic Escalation provisions of Section 3.02(G) (Choose one of (a) or (b). See Election 21 regarding Automatic Deferrals. Automatic Escalation applies to Participants who have a Salary Reduction Agreement in effect.):

(a)	☒	Do not apply.

(b)	☐	Apply. (Complete (1), (2), (3), and if appropriate (4).):

	(1)	Participants affected. The Automatic Escalation applies to (Choose one of a., b., or c.):

		a.	☐	All Deferring Participants. All Participants who have a Salary Reduction Agreement in effect to defer at least % of Compensation.

		b.	☐	New Deferral Elections. All Participants who file a Salary Reduction Agreement after the effective date of this Election, or, as appropriate, any amendment thereto, to defer at least % of Compensation.

		c.	☐	Describe affected Participants:

[Note: The Employer in Election 34(b)(1)c. may further describe affected Participants, e.g., non-Collective Bargaining Employees OR Division A Employees. The group of Participants must be definitely determinable and if an EACA under Election 21, must be uniform.]

	(2)	Automatic Increases. (Choose one of a. or b.):

		a.	☐	Automatic increase. The Participant’s Elective Deferrals will increase by % per year up to a maximum of % of Compensation unless the Participant has filed a Contrary Election after the effective date of this Election or, as appropriate, any amendment thereto.

		b.	☐	Describe increase:

[Note: The Employer in Election 34(b)(2)b. may define different increases for different groups of Participants or may otherwise limit Automatic Escalation. Any such provisions must be definitely determinable.]

	(3)	Change Date. The Elective Deferrals will increase on the following day each Plan Year:

		a.	☐	First day of the Plan Year.

		b.	☐	Other:
(must be a specified or definitely determinable date that occurs at least annually)

	(4)	First Year of Increase. The automatic escalation provision will apply to a participant beginning with the first Change Date after the Participant files a Salary Reduction Agreement (or, if sooner, the effective date of this Election, or, as appropriate, any amendment thereto), unless a. is selected below:

		a.	☐	The escalation provision will apply as of the second Change Date thereafter.

35.	IN-PLAN ROTH ROLLOVER CONTRIBUTION (3.08(E)). The following provisions apply regarding In-Plan Roth Rollover Contributions (Choose one of (a) or (b); also see Election 56(d)(1); leave blank if Election 6(b)(1) is not selected.):

(a)	☐	Not Applicable. The Plan does not permit In-Plan Roth Rollover Contributions.

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(b)	☒	Applies. The Plan permits In-Plan Roth Rollover Contributions. (Choose (1) if applicable.)

	(1)	☒ Effective Date. November 15, 2015 (enter date not earlier than September 28, 2010; may be left blank if same as Plan or Restatement Effective Date).

36. EMPLOYEE (AFTER-TAX) CONTRIBUTIONS (3.09). The following additional elections apply to Employee Contributions under Election 6(f). (Choose one or both of (a) and (b) if applicable.):

(a)	☒	Additional limitations. The Plan permits Employee Contributions subject to the following limitations, if any, in addition to those already imposed under the Plan: A Participant’s Employee (after-tax) Contributions, when combined with a Participant’s Elective Deferrals, may not exceed 75% of Compensation per Plan Year.

[Note: Any designated limitation(s) must be the same for all Participants and must be definitely determinable (e.g., Employee Contributions may not exceed the lesser of $5,000 dollars or 10% of Compensation for the Plan Year and/or Employee Contributions may not be less than $50 or 2% of Compensation per payroll period).]

(b)	☐	Apply Matching Contribution. For each Plan Year, the Employer’s Matching Contribution made as to Employee Contributions is:

[Note: The Employer Matching Contribution formula must be the same for all Participants and must be definitely determinable (e.g., A fixed Matching Contribution equal to 50% of Employee Contributions not exceeding 6% of Plan Year Compensation or A Discretionary Matching Contribution based on Employee Contributions).]

37. DESIGNATED IRA CONTRIBUTIONS (3.12). Under Election 6(h), a Participant may make Designated IRA Contributions. (Complete (a) and (b).):

(a)	Type of IRA contribution. A Participant’s Designated IRA Contributions will be (Choose one of (1), (2), or (3).):

	(1)	☐	Traditional.

	(2)	☐	Roth.

	(3)	☐	Traditional/Roth. As the Participant elects at the time of contribution.

(b)	Type of Account. A Participant’s Designated IRA Contributions will be held in the following form of Account(s) (Choose one of (1), (2), or (3).):

	(1)	☐	IRA.

	(2)	☐	Individual Retirement Annuity.

	(3)	☐	IRA/Individual Retirement Annuity. As the Participant elects at the time of contribution.

ARTICLE IV

LIMITATIONS AND TESTING

38. ANNUAL TESTING ELECTIONS (4.06(B)). The Employer makes the following Plan specific annual testing elections under Section 4.06(B). (Complete (a) and (b) as applicable. Leave (a) blank if the Plan is a SIMPLE 401(k) plan.):

(a)	☒	Nondiscrimination testing. (Choose one or more of (1), (2), and (3).):

	(1)	☒	Traditional 401(k) Plan/ADP/ACP test. The following testing method(s) apply:

[ Note: The Plan may “split test”. For Current Year Testing, See Section 4.11(E). For Prior Year Testing, see Section 4.11(I) and, as to the first Plan Year, see Sections 4.10(B)(4)(f)(iv) and 4.10(C)(5)(e)(iv).]

ADP Test (Choose one of a. or b.)

		a.	☒	Current Year Testing.

		b.	☐	Prior Year Testing.

ACP Test (Choose one of c., d., or e.)

		c.	☐	Not applicable. The Plan does not permit Matching Contributions or Employee Contributions and the Plan Administrator will not recharacterize Elective Deferrals as Employee Contributions for testing.

		d.	☒	Current Year Testing.

		e.	☐	Prior Year Testing.

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	(2)	☐	Safe Harbor Plan/No testing or ACP test only. (Choose one of a. or b.):

		a.	☐ No testing. ADP test safe harbor applies and if applicable, ACP test safe harbor applies.

		b.	☐ ACP test only. ADP test safe harbor applies, but Plan will perform ACP test as follows (Choose one of (i) or (ii).):

(i) ☐ Current Year Testing.

(ii) ☐ Prior Year Testing.

	(3)	☐	Maybe notice (Election 30(b)). See Section 3.05(I).

[Note: The Employer may make elections under both the Traditional 401(k) Plan and Safe Harbor Plan elections, in order to accommodate a Plan that applies both testing elections (e.g., Safe Harbor Includible Employees group and tested Otherwise Excludible Employees group, or Safe Harbor Plan with tested after-tax Employee Contributions). In the absence of an election regarding ADP or ACP tested contributions, Current Year Testing applies.]

(b)	☒	HCE determination. The Top-Paid Group election and the calendar year data election are not used unless elected below (Choose one or both of (1) and (2) if applicable.):

	(1)	☒	Top-paid group election applies.

	(2)	☐	Calendar year data election (fiscal year Plan only) applies.

ARTICLE V
VESTING REQUIREMENTS

39. NORMAL RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age under the Plan on the following date (Choose one of (a) or (b).):

(a)	☒	Specific age. The date the Participant attains age 65 . [Note: The age may not exceed age 65.]

(b)	☐	Age/participation. The later of the date the Participant attains age or the anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

40. EARLY RETIREMENT AGE (5.01). (Choose one of (a) or (b).):

(a)	☐	Not applicable. The Plan does not provide for an Early Retirement Age.

(b)	☒	Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age 62 ; (ii) the date a Participant reaches his/her anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan; or (iii) the date a Participant completes 1 Years of Service.

[Note: The Employer should leave blank any of clauses (i), (ii), and (iii) which are not applicable.]

“Years of Service” under this Election 40 means (Choose one of (1) or (2) as applicable.):

	(1)	☐	Eligibility. Years of Service for eligibility in Election 16.

	(2)	☒	Vesting. Years of Service for vesting in Elections 43 and 44.

[Note: Election of an Early Retirement Age does not affect the time at which a Participant may receive a Plan distribution. However, a Participant becomes 100% vested at Early Retirement Age.]

41. ACCELERATION ON DEATH OR DISABILITY (5.02). Under Section 5.02, if a Participant incurs a Severance from Employment as a result of death or Disability (Choose one of (a), (b), or (c).):

(a)	☒	Applies. Apply 100% vesting.

(b)	☐	Not applicable. Do not apply 100% vesting. The Participant’s vesting is in accordance with the applicable Plan vesting schedule.

(c)	☐	Limited application. Apply 100% vesting, but only if a Participant incurs a Severance from Employment as a result of (Choose one of (1) or (2).):

	(1)	☐	Death.

	(2)	☐	Disability.

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42. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her Accounts attributable to: (i) Elective Deferrals; (ii) Employee Contributions; (iii) QNECs; (iv) QMACs; (v) Safe Harbor Contributions (other than QACA Safe Harbor Contributions); (vi) SIMPLE Contributions; (vii) Rollover Contributions; (viii) Prevailing Wage Contributions; (ix) DECs; and (x) Designated IRA Contributions. The following vesting schedule applies to Regular Matching Contributions, to Additional Matching Contributions (irrespective of ACP testing status), to Nonelective Contributions (other than Prevailing Wage Contributions) and to QACA Safe Harbor Contributions. (Choose (a) or choose one or both of (b) and (c) as applicable.):

(a)	☐	Immediate vesting. 100% Vested at all times in all Accounts.

[Note: Unless all Contribution Types are 100% Vested, the Employer should not elect 42(a). If the Employer elects immediate vesting under 42(a), the Employer should not complete the balance of Election 42 or Elections 43 and 44 (except as noted therein). The Employer must elect 42(a) if the eligibility Service condition under Election 14 as to all Contribution Types (except Elective Deferrals and Safe Harbor Contributions) exceeds one Year of Service or more than 12 months. The Employer must elect 42(b)(1) as to any Contribution Type where the eligibility service condition exceeds one Year of Service or more than 12 months. The Employer should elect 42(b) if any Contribution Type is subject to a vesting schedule.]

(b)	☒	Vesting schedules: Apply the following vesting schedules (Choose one or more of (1) through (6). Choose Contribution Type as applicable.):

				(1)		(2)	(3)	(4)	(5)
Additional
				All			Regular	Matching (See	QACA
				Contributions		Nonelective	Matching	Section 3.05(F))	Safe Harbor

(1)	☐	Immediate vesting.		N/A		☐	☐	☐	☐
(See Election 42(a))

(2)	☐	6-year graded.		☐	OR	☐	☐	☐	N/A

(3)	☐	3-year cliff.		☐	OR	☐	☐	☐	N/A

(4)	☒	Modified schedule:		☒	OR	☐	☐	☐	N/A
		Years of Service	Vested %
		Less than 1	a. 0%
		1	b. 33%
		2	c. 66%
		3	d. 100%
		4	e.
		5	f.
		6 or more	100%

(5)	☐	2-year cliff.		☐	OR	☐	☐	☐	☐

(6)	☐	Modified 2-year schedule:		☐	OR	☐	☐	☐	☐
		Years of Service	Vested %
		Less than 1	a.
		1	b.
		2	100%

[Note: If the Employer does not elect 42(a), the Employer under 42(b) must elect immediate vesting or must elect one of the specified alternative vesting schedules. The Employer must elect either 42(b)(5) or (6) as to QACA Safe Harbor Contributions. The modified top-heavy schedule of Election 42(b)(4) must satisfy Code §411(a)(2)(B). If the Employer elects Additional Matching under Election 30(i), the Employer should elect vesting under the Additional Matching column in this Election 42(b). That election applies to the Additional Matching even if the Employer has given the maybe notice but does not give the supplemental notice for any Plan Year and as to such Plan Years, the Plan is not a safe harbor plan and the Matching Contributions are not Additional Matching Contributions. If the Plan’s Effective Date is before January 1, 2007, the Employer may wish to complete the override elections in Appendix B relating to the application of non-top-heavy vesting.]

(c)	☐	Special vesting provisions:

[Note: The Employer under Election 42(c) may describe special vesting provisions from the elections available under Election 42 and/or a combination thereof as to a: (i) Participant group (e.g., Full vesting applies to Division A Employees OR to Employees hired on/before “x” date. 6-year graded vesting applies to Division B Employees OR to Employees hired after “x” date.); and/or (ii) Contribution Type (e.g., Full vesting applies as to Discretionary Nonelective Contributions. 6-year graded vesting applies to Fixed Nonelective Contributions). Any special vesting provision must satisfy Code §411(a) and must be nondiscriminatory.]

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43.	YEAR OF SERVICE - VESTING (5.05). (Complete both (a) and (b).):

[Note: If the Employer elects the Elapsed Time Method for vesting the Employer should not complete this Election 43. If the Employer elects immediate vesting, the Employer should not complete Election 43 or Election 44 unless it elects to apply a Year of Service for vesting under any other Adoption Agreement election.]

(a)	Year of Service. An Employee must complete at least 1,000 Hours of Service during a Vesting Computation Period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

(b)	Vesting Computation Period. The Plan measures a Year of Service based on the following 12-consecutive month period (Choose one of (1) or (2).):

	(1)	☒	Plan Year.

	(2)	☐	Anniversary Year.

44.	EXCLUDED YEARS OF SERVICE - VESTING (5.05(C)). (Choose (a) or (b).):

(a)	☒	None. None other than as specified in Section 5.05(C)(1).

(b)	☐	Exclusions. The Plan excludes the following Years of Service for purposes of vesting (Choose one or more of (1) through (4).):

	(1)	☐	Age 18. Any Year of Service before the Vesting Computation Period during which the Participant attained the age of 18.

	(2)	☐	Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

	(3)	☐	Rule of Parity. Any Year of Service excluded under the rule of parity. See Plan Section 5.06(C).

	(4)	☐	Additional exclusions. The following Years of Service:

[Note: The Employer under Election 44(b)(4) may describe vesting service exclusions provisions available under Election 44 and/or a combination thereof as to a: (i) Participant group (e.g., No exclusions apply to Division A Employees OR to Employees hired on/before “x” date. The age 18 exclusion applies to Division B Employees OR to Employees hired after “x” date.); or (ii) Contribution Type (e.g., No exclusions apply as to Discretionary Nonelective Contributions. The age 18 exclusion applies to Fixed Nonelective Contributions). Any exclusion specified under Election 44(b)(4) must comply with Code §411(a)(4). Any exclusion must be nondiscriminatory.]

ARTICLE VI DISTRIBUTION OF ACCOUNT BALANCE

45.	MANDATORY DISTRIBUTION (6.01(A)(1)/6.08(D)). The Plan provides or does not provide for Mandatory Distribution of a Participant’s Vested Account Balance following Severance from Employment, as follows (Choose one of (a) or (b). Choose (c) if applicable.):

(a)	☐	No Mandatory Distribution. The Plan will not make a Mandatory Distribution following Severance from Employment.

(b)	☒	Mandatory Distribution. The Plan will make a Mandatory Distribution following Severance from Employment. (Complete (1) and (2). Choose (3) unless the Employer elects to limit Mandatory Distributions to $1,000 including Rollover Contributions under Elections 45(b)(1)b. and 45(b)(2)b.):

	(1)	Amount limit. As to a Participant who incurs a Severance from Employment and who will receive distribution before attaining the later of age 62 or Normal Retirement Age, the Mandatory Distribution maximum amount is equal to (Choose one of a., b., or c.):

		a.	☒ $5,000.

		b.	☐ $1,000.

		c.	☐ Specify amount: $ (may not exceed $5,000).

[Note: This election only applies to the Mandatory Distribution maximum amount. For other Plan provisions subject to a $5,000 limit, see election 56(g)(7) in Appendix B.]

	(2)	Application of Rollovers to amount limit. In determining whether a Participant’s Vested Account Balance exceeds the Mandatory Distribution dollar limit in Election 45(b)(1), the Plan (Choose one of a. or b.):

		a.	☒ Disregards Rollover Contribution Account.

		b.	☐ Includes Rollover Contribution Account.

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	(3)	☒	Amount of Mandatory Distribution subject to Automatic Rollover. A Mandatory Distribution to a Participant before attaining the later of age 62 or Normal Retirement Age is subject to Automatic Rollover under Section 6.08(D) (Choose one of a. or b.):

		a.	☒	Only if exceeds $1,000. Only if the amount of the Mandatory Distribution exceeds $1,000, which for this purpose must include any Rollover Contributions Account.

		b.	☐	Specify lesser amount. Only if the amount of the Mandatory Distribution is at least: $ (specify $1,000 or less), which for this purpose must include any Rollover Contributions Account.

(c)	☐	Required distribution at Normal Retirement Age. A severed Participant may not elect to delay distribution beyond the later of age 62 or Normal Retirement Age.

46. SEVERANCE DISTRIBUTION TIMING (6.01). Subject to the timing limitations of Section 6.01(A)(1) in the case of a Mandatory Distribution, or in the case of any Distribution Requiring Consent under Section 6.01(A)(2), for which consent is received, the Plan Administrator will instruct the Trustee to distribute a Participant’s Vested Account Balance as soon as is administratively practical following the time specified below (Choose one or more of (a) through (i) as applicable; choose (j) if applicable.):

[Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 46 no longer apply. See Section 6.01(B) and Election 50.]

			(1)	(2)
			Mandatory	Distribution
			Distribution	Requiring Consent
(a)	☒	Immediate. Immediately following Severance from Employment.	☒	☒

(b)	☐	Next Valuation Date. After the next Valuation Date following Severance from Employment.	☐	☐

(c)	☐	Plan Year. In the Plan Year following Severance from Employment (e.g., next or fifth).	☐	☐

(d)	☐	Plan Year quarter. In the Plan Year quarter following Severance from Employment (e.g., next or fifth).	☐	☐

(e)	☐	Contribution Type Accounts. (specify timing) as to the Participant’s Account(s) and (specify timing) as to the Participant’s Account(s) (e.g., As soon as is practical following Severance from Employment as to the Participant’s Elective Deferral Account and as soon as is practical in the next Plan Year following Severance from Employment as to the Participant’s Nonelective and Matching Accounts).	☐	☐

(f)	☐	Vesting controlled timing. If the Participant’s total Vested Account Balance exceeds $ , distribute (specify timing) and if the Participant’s total Vested Account Balance does not exceed $ , distribute (specify timing).	☐	☐

(g)	☐	Distribute at Normal Retirement Age. As to a Mandatory Distribution, distribute not later than 60 days after the beginning of the Plan Year following the Plan Year in which the previously severed Participant attains the earlier of Normal Retirement Age or age 65. [Note: An election under column (2) only will have effect if the Plan’s NRA is less than age 62.]	☐	☐

(h)	☐	No buy-back/vesting controlled timing. Distribute as soon as is practical following Severance from Employment if the Participant is fully Vested. Distribute as soon as is practical following a Forfeiture Break in Service if the Participant is not fully Vested.	☐	☐

(i)	☐	Describe Severance from Employment distribution timing:

[Note: The Employer under Election 46(i) may describe Severance from Employment distribution timing provisions from the elections available under Election 46 and/or a combination thereof as to any: (i) Participant group (e.g., Immediate distribution after Severance from Employment applies to Division A Employees OR to Employees hired on/before “x” date. Distribution after the next Valuation Date following Severance from Employment applies to Division B Employees OR to Employees hired after “x” date.); (ii) Contribution Type and Participant group (e.g., As to Division A Employees, immediate distribution after Severance from Employment applies as to Elective Deferral Accounts and distribution after the next Valuation Date following Severance from Employment applies to Nonelective Contribution Accounts); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer’s election under Election 46(i) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) comply with Code §401(a)(14) timing requirements; (iv) be nondiscriminatory and (v) preserve Protected Benefits as required.]

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(j)	☐	Acceleration. Notwithstanding any later specified distribution date in Election 46, a Participant may elect an earlier distribution following Severance from Employment (Choose (1) and (2) as applicable.):

	(1)	☐ Disability. If Severance from Employment is on account of Disability or if the Participant incurs a Disability following Severance from Employment.

	(2)	☐ Hardship. If the Participant incurs a hardship under Section 6.07(B) following Severance from Employment.

47. IN-SERVICE DISTRIBUTIONS/EVENTS (6.01(C)). A Participant may elect an In-Service Distribution of the designated Contribution Type Accounts based on any of the following events in accordance with Section 6.01(C) (Choose one of (a) or (b).):

[Note: If the Employer elects any In-Service Distribution option, a Participant may elect to receive as many In-Service Distributions per Plan Year (with a minimum of one per Plan Year) as the Plan Administrator’s In-Service Distribution form or policy may permit. If the form or policy is silent, the number of In-Service Distributions is not limited. Prevailing Wage Contributions are treated as Nonelective Contributions. See Section 6.01(C)(4)(d) if the Employer elects to use Prevailing Wage Contributions to offset other contributions.]

(a)	☐	None. The Plan does not permit any In-Service Distributions except as to any of the following (if applicable): (i) RMDs under Section 6.02; (ii) Protected Benefits; and (iii) Designated IRA Contributions. Also see Section 6.01(C)(4)(e) with regard to Rollover Contributions, Employee Contributions and DECs.

(b)	☒	Permitted. In-Service Distributions are permitted as follows from the designated Contribution Type Accounts (Choose one or more of (1) through (9).):

[Note: Unless the Employer elects otherwise in Election (b)(9) below, Elective Deferrals under Election 47(b) includes Pre-Tax and Roth Deferrals and Matching Contributions includes Additional Matching Contributions (irrespective of the Plan’s ACP testing status).]

			(1)		(2)	(3)			(6)	(7)
			All		Elective	Safe Harbor	(4)	(5)	Matching	Nonelective/
			Contrib.		Deferrals	Contrib.	QNECs	QMACs	Contrib.	SIMPLE
(1)	☐	None. Except for Election 47(a) exceptions.	N/A (See Election 47(a))		☐	☐	☐	☐	☐	☐

(2)	☒	Age (Choose one or both of a. and b.):

	a.	☒ Age 59 1/2 (must be at least 59 1/2).	☒	OR	☐	☐	☐	☐	☐	☐

	b.	☐ Age (may be less than 59 1/2).	N/A		N/A	N/A	N/A	N/A	☐	☐

(3)	☒	Hardship (Choose one or both of a. and b.):

	a.	☒ Hardship (safe harbor). See Section 6.07(A).	N/A		☒	N/A	N/A	N/A	☒	☒

	b.	☐ Hardship (non-safe harbor). See Section 6.07(B).	N/A		☐	N/A	N/A	N/A	☐	☐

(4)	☐	Disability.	☐	OR	☐	☐	☐	☐	☐	☐

(5)	☐	year contributions. (specify minimum of two years) See Section 6.01(C)(4)(a)(i).	N/A		N/A	N/A	N/A	N/A	☐	☐

(6)	☐	months of participation. (specify minimum of 60 months) See Section 6.01(C)(4)(a)(ii).	N/A		N/A	N/A	N/A	N/A	☐	☐

(7)	☐	Qualified Reservist Distribution. See Section 6.01(C)(4)(b)(iii).	N/A		☐	N/A	N/A	N/A	N/A	N/A

(8)	☒	Deemed Severance Distribution. See Section 6.11.	☒		☐	☐	☐	☐	☐	☐

(9)	☐	Describe:

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[Note: The Employer under Election 47(b)(9) may describe In-Service Distribution provisions from the elections available under Election 47 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable at age 59 1/2 OR Accounts of Employees hired on/before “x” date are distributable at age 59 1/2. No In-Service Distributions apply to Division B Employees OR to Employees hired after “x” date.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable on Disability. Fixed Nonelective Contribution Accounts are distributable on Disability or Hardship (non-safe harbor)); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer’s election under Election 47(b)(9) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an “early” distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Sections 6.01(C)(4) and 11.02(C)(3).]

48. IN-SERVICE DISTRIBUTIONS/ADDITIONAL CONDITIONS (6.01(C)). The following additional conditions apply to In-Service Distributions under Election 47(b) (Choose one of (a) or (b).):

(a)	☒	Additional conditions. (Choose one or more of (1) through (3) as applicable.):

	(1)	☐	100% vesting required. A Participant may not receive an In-Service Distribution unless the Participant is 100% Vested in the distributing Account. This restriction applies to (Choose one or more of a. or b.):

		a.	☐ Hardship distributions. Distributions based on hardship.

		b.	☐ Other In-Service. In-Service distributions other than distributions based on hardship.

	(2)	☐	Minimum amount. A Participant may not receive an In-Service Distribution in an amount which is less than: $ (specify amount not exceeding $1,000).

	(3)	☒	Describe other conditions: A Participant may not receive an In-Service Distribution for any reason other than Deemed Severance Distribution unless the Participant is 100% Vested in the distributing Account. A Participant may not receive an In-Service Distribution for any reason other than Deemed Severance Distribution in an amount which is less than $1,000.

[Note: An Employer’s election under Election 48(a)(3) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an “early” distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Section 6.01(C)(4).]

(b)	☐	No other conditions. A Participant may elect to receive an In-Service Distribution upon any Election 47(b) event without further condition, provided that the amount distributed may not exceed the Vested amount in the distributing Account.

49. POST-SEVERANCE AND LIFETIME RMD DISTRIBUTION METHODS (6.03). A Participant whose Vested Account Balance exceeds $5,000 (or any lesser amount elected in Appendix B, Election 56(g)(7)): (i) who has incurred a Severance from Employment and will receive a distribution; or (ii) who remains employed but who must receive lifetime RMDs, may elect distribution under one of the following method(s) of distribution described in Section 6.03 and subject to any Section 6.03 limitations. (Choose one or more of (a) through (f) as applicable.):

[Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 49 no longer apply. See Section 6.01(B) and Election 50.]

(a)	☒	Lump-Sum. See Section 6.03(A)(3).

(b)	☐	Installments only if Participant subject to lifetime RMDs. A Participant who is required to receive lifetime RMDs may receive installments payable in monthly, quarterly or annual installments equal to or exceeding the annual RMD amount. See Sections 6.02(A) and 6.03(A)(4)(a).

(c)	☒	Installments. See Section 6.03(A)(4).

(d)	☐	Alternative Annuity: .
See Section 6.03(A)(5).

[Note: Under a Plan which is subject to the joint and survivor annuity distribution requirements of Section 6.04 (Election 51(b)), the Employer may elect under 49(d) to offer one or more additional annuities (Alternative Annuity) to the Plan’s QJSA, QPSA or QOSA. If the Employer elects under Election 51(a) to exempt Exempt Participants from the joint and survivor annuity requirements, the Employer should not elect to provide an Alternative Annuity under 49(d).]

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(e)	☐	Ad-Hoc distributions. See Section 6.03(A)(6).

[Note: If an Employer elects to permit Ad-Hoc distributions the option must be available to all Participants.]

(f)	☐	Describe distribution method(s):

[Note: The Employer under Election 49(f) may describe Severance from Employment distribution methods from the elections available under Election 49 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable in a Lump-Sum OR Accounts of Employees hired after “x” date are distributable in a Lump-Sum. Division B Employee Accounts are distributable in a Lump-Sum or in Installments OR Accounts of Employees hired on/before “x” date are distributable in a Lump-Sum or in Installments.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable in a Lump-Sum. Fixed Nonelective Contribution Accounts are distributable in a Lump-Sum or in Installments); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer’s election under Election 49(f) must: (i) be objectively determinable; (ii) not be subject to Employer, Plan Administrator or Trustee discretion; (iii) be nondiscriminatory; and (iv) preserve Protected Benefits as required.]

50.	BENEFICIARY DISTRIBUTION ELECTIONS (6.01(B)). Distributions following a Participant’s death will be made as follows
(Choose one of (a), (b), or (c); choose (d) if applicable.):

(a)	☐	Immediate. As soon as practical following the Participant’s death.

(b)	☐	Next Calendar Year. At such time as the Beneficiary may elect, but in any event on or before the last day of the calendar year which next follows the calendar year of the Participant’s death.

(c)	☒	As Beneficiary elects. At such time as the Beneficiary may elect, consistent with Section 6.02.

(d)	☐	Describe:

[Note: The Employer under Election 50(d) may describe an alternative distribution timing or afford the Beneficiary an election which is narrower than that permitted under election 50(c), or include special provisions related to certain beneficiaries, (e.g., a surviving spouse). However, any election under Election 50(d) must require distribution to commence no later than the Section 6.02 required date.]

51. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Section 6.04 (Choose one of (a) or (b).):

(a)	☒	Profit sharing exception. Do not apply to an Exempt Participant, as described in Section 6.04(G)(1), but apply to any other Participants (or to a portion of their Account as described in Section 6.04(G)) (Complete (1).):

	(1)	One-year marriage rule. Under Section 7.05(A)(3) relating to an Exempt Participant’s Beneficiary designation under the profit sharing exception (Choose one of a. or b.):

		a.	☐	Applies. The one-year marriage rule applies.

		b.	☒	Does not apply. The one-year marriage rule does not apply.

(b)	☐	Joint and survivor annuity applicable. Section 6.04 applies to all Participants (Complete (1).):

	(1)	One-year marriage rule. Under Section 6.04(B) relating to the QPSA (Choose one of a. or b.):

		a.	☐	Applies. The one-year marriage rule applies.

		b.	☐	Does not apply. The one-year marriage rule does not apply.

ARTICLE VII
ADMINISTRATIVE PROVISIONS

52. ALLOCATION OF EARNINGS (7.04(B)). For each Contribution Type provided under the Plan, the Plan allocates Earnings using the following method (Choose one or more of (a) through (f). Choose Contribution Type as applicable.):

[Note: Elective Deferrals/Employee Contributions also includes Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions, unless described otherwise in Election 52(f).]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals/ Employee Contributions	Matching Contributions	Nonelective Contributions

(a)	☒	Daily. See Section 7.04(B)(4)(a).	☒	OR	☐	☐	☐

(b)	☐	Balance forward.	☐	OR	☐	☐	☐
See Section 7.04(B)(4)(b).

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(c)	☐	Balance forward with adjustment. See Section 7.04(B)(4)(c). Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the Valuation Period % of the contributions made during the following Valuation Period:	☐	OR	☐	☐	☐

(d)	☐	Weighted average. See Section 7.04(B)(4)(d). If not a monthly weighting period, the weighting period is:	☐	OR	☐	☐	☐

(e)	☐	Participant-Directed Account method.	☐	OR	☐	☐	☐
See Section 7.04(B)(4)(e).

(f)	☐	Describe Earnings allocation method:

[Note: The Employer under Election 52(f) may describe Earnings allocation methods from the elections available under Election 52 and/or a combination thereof as to any: (i) Participant group (e.g., Daily applies to Division A Employees OR to Employees hired after “x” date. Balance forward applies to Division B Employees OR to Employees hired on/before “x” date.); (ii) Contribution Type (e.g., Daily applies as to Discretionary Nonelective Contribution Accounts. Participant-Directed Account applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., Balance forward applies to investments placed with vendor A and Participant-Directed Account applies to investments placed with vendor B OR Daily applies to Participant-Directed Accounts and balance forward applies to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Earnings allocation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer’s election under Election 52(f) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory.]
ARTICLE VIII TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

53. VALUATION OF TRUST (8.02(C)(4)). In addition to the last day of the Plan Year, the Trustee (or Named Fiduciary as applicable) must value the Trust Fund on the following Valuation Date(s) (Choose one or more of (a) through (d). Choose Contribution Type as applicable.):

[Note: Elective Deferrals/Employee Contributions also include Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions, unless described otherwise in Election 53(d).]

			(1) All Contributions		(2) Elective Deferrals/ Employee Contributions	(3) Matching Contributions	(4) Nonelective Contributions
(a)	☐	No additional Valuation Dates.	☐	OR	☐	☐	☐

(b)	☒	Daily Valuation Dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.	☒	OR	☐	☐	☐

(c)	☐	Last day of a specified period. The last day of each of the Plan Year.	☐	OR	☐	☐	☐

(d)	[ ]	Specified Valuation Dates:

[Note: The Employer under Election 53(d) may describe Valuation Dates from the elections available under Election 53 and/or a combination thereof as to any: (i) Participant group (e.g., No additional Valuation Dates apply to Division A Employees OR to Employees hired after “x” date. Daily Valuation Dates apply to Division B Employees OR to Employees hired on/before “x” date.); (ii) Contribution Type (e.g., No additional Valuation Dates apply as to Discretionary Nonelective Contribution Accounts. The last day of each Plan Year quarter applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., No additional Valuation Dates apply to investments placed with vendor A and Daily Valuation Dates apply to investments placed with vendor B OR Daily Valuation Dates apply to Participant-Directed Accounts and no additional Valuation Dates apply to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Trust valuation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer’s election under Election 53(d) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory.]

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Volume Submitter 401(k) Plan

ARTICLE XII

MULTIPLE EMPLOYER PLAN

54. MULTIPLE EMPLOYER PLAN (12.01/12.02/12.03). The Employer makes the following elections regarding the Plan’s Multiple Employer Plan status and the application of Article XII (Choose one of (a) or (b).):

(a)	☒	Not applicable. The Plan is not a Multiple Employer Plan and Article XII does not apply.

(b)	☐	Applies. The Plan is a Multiple Employer Plan and the Article XII Effective Date is: The Employer makes the following additional elections (Choose (1) if applicable.): .

	(1)	☐	Participating Employer may modify. See Section 12.03. A Participating Employer in the Participation Agreement may modify Adoption Agreement elections applicable to each Participating Employer (including electing to not apply Adoption Agreement elections) as follows (Choose one of a. or b. Choose c. if applicable.):

		a.	☐	All. May modify all elections.

		b.	☐	Specified elections. May modify the following elections: (specify by election number).

		c.	☐	Restrictions. May modify subject to the following additional restrictions: (Specify restrictions. Any restrictions must be definitely determinable and may not violate Code §412 or the regulations thereunder.).

[Note: If Election (b)(1) above is not chosen, Participating Employers may not modify any Adoption Agreement elections. The Participation Agreement must be consistent with this Election 54(b)(1). Any Participating Employer election in the Participation Agreement which is not permitted under this Election 54(b)(1) is of no force or effect and the applicable election in the Adoption Agreement applies.]

194580-01 (effective January 1, 2021)
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Volume Submitter 401(k) Plan

EXECUTION PAGE

The Employer, by executing this Adoption Agreement, hereby agrees to the provisions of this Plan and Trust.

Employer:	Ryan Specialty Group, LLC
Date:	10/28/2020
Signed:	/s/ Ira Finn
Ira Finn Vice President, Compensation and Benefits
[print name/title]

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, hereby accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Volume Submitter Plan and Trust. If the Employer under Elections 5(c) or 5(e) will use a separate Trust, the Trustee need not execute this Adoption Agreement. Nondiscretionary Trustee(s): Great-West Trust Company, LLC

Date:
Signed:

[print name/title]
Nondiscretionary Trustee(s):
Date:
Signed:

[print name/title]
Custodian(s) (Optional):
Date:
Signed:

[print name/title]

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer’s Plan. The Employer only may use this Adoption Agreement only in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Election(s)                  effective                , by substitute Adoption Agreement page number(s)                  . The Employer should retain all Adoption Agreement Execution Pages and amended pages. [Note: The Effective Date may be retroactive or may be prospective.]

Volume Submitter Plan Sponsor. The Volume Submitter Plan Sponsor identified on the first page of the basic plan document will notify all adopting Employers of any amendment to this Volume Submitter Plan or of any abandonment or discontinuance by the Volume Submitter Plan Sponsor of its maintenance of this Volume Submitter Plan. For inquiries regarding the adoption of the Volume Submitter Plan, the Volume Submitter Plan Sponsor’s intended meaning of any Plan provisions or the effect of the Advisory Letter issued to the Volume Submitter Plan Sponsor, please contact the Volume Submitter Plan Sponsor at the following address and telephone number: 8515 East Orchard Road, Greenwood Village, Colorado 80111, (877) 694-4015.

Reliance on Sponsor Advisory Letter. The Volume Submitter Plan Sponsor has obtained from the IRS an Advisory Letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the Advisory Letter, Code §401. An adopting Employer may rely on the Volume Submitter Sponsor’s IRS Advisory Letter only to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Advisory Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Advisory Letter and in Rev. Proc. 2011-49 or subsequent guidance. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the IRS.

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PARTICIPATION AGREEMENT (1.24(D))

[Volume Submitter Adoption Agreement]

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer (or non-Related Employer if this Plan is a Multiple Employer Plan), by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer’s sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer’s participation in the Plan, and to take certain other actions, in accordance with Sections 1.24(A) and 12.11 as applicable.

Plan Status. (Choose one.):

☐	New Plan.

☒	Restated Plan.

Initial Effective Date of Plan. (enter date)

☒	November 1, 2010 (hereinafter called the “Effective Date” unless Restatement Effective Date is entered below)

Restatement Effective Date. (If this is an amendment and restatement, enter effective date of the restatement.)

☒

January 1, 2021 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.) (hereinafter called the “Effective Date”)

[Note: Unless otherwise noted, if the Participating Employer is adopting this Plan as a PPA restated Plan, the restated Effective Date is the date specified in Election 4 on the Adoption Agreement or the Participating Employer’s original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer may wish to execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one.):

☒	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect “none” above only if the Adoption Agreement elections and Effective Dates (other than the above

Effective Dates in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect “applies” below.]

☐

Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks (as necessary)	Effective Date
	☐	☐
	☐	☐
Participating Employer: Ryan Specialty Group Services, LLC
Date:
Signed:

[print name/title]
Participating Employer’s TIN: 27-2122990
Acceptance by Signatory/Lead Employer and Trustee/Custodian.
Signatory/Lead Employer: Ryan Specialty Group, LLC				Trustee(s)/Custodian(s): Great-West Trust Company, LLC

Date:				Date:
Signed:				Signed:

		[print name/title]		[print name/title]

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Volume Submitter 401(k) Plan

APPENDIX A
SPECIAL RETROACTIVE OR PROSPECTIVE EFFECTIVE DATES

55.	SPECIAL EFFECTIVE DATES (1.20). The Employer elects or does not elect Appendix A special Effective Date(s) as follows.
(Choose (a) or one or more of (b) through (s) as applicable.):

[Note: If the Employer elects 55(a), do not complete the balance of this Election 55.]

(a)	☒	Not applicable. The Employer does not elect any Appendix A special Effective Dates.

[Note: The Employer may use this Appendix A to specify an Effective Date for one or more Adoption Agreement elections which does not correspond to the Plan’s new Plan or Restated Plan Effective Date under Election 4. As to Restated Plans, for periods prior to: (i) the below-specified special Effective Date(s); or (ii) the Restated Plan’s general Effective Date under Election 4, as applicable, the Plan terms in effect prior to its restatement under this Adoption Agreement control for purposes of the designated provisions.]

(b)	☐	Trustee (1.67). The Trustee provisions under Election 5 or Appendix C are effective: .

(c)	☐	Contribution Types (1.12). The Contribution Types under Election(s) 6 are effective: .

(d)	☐	Excluded Employees (1.22(D)). The Excluded Employee provisions under Election(s) 8 are effective: .

(e)	☐	Compensation (1.11). The Compensation definition under Election(s) (specify 9-11 as applicable) are effective:

(f)	☐	Hour of Service/Elective Service Crediting (1.32/1.59(C)). The Hour of Service and/or elective Service crediting provisions under Election(s) (specify 12-13 as applicable) are effective: .

(g)	☐	Eligibility (2.01-2.03). The eligibility provisions under Election(s) (specify 14-19 as applicable) are effective:

(h)	☐	Elective Deferrals (3.02(A)-(D)). The Elective Deferral provisions under Election(s) (specify 20-23 as applicable) are effective: .

(i)	☐	Matching Contributions (3.03). The Matching Contribution provisions under Election(s) (specify 24-26 as applicable) are effective: .

(j)	☐	Nonelective Contributions (3.04). The Nonelective Contribution provisions under Election(s) (specify 27-29 as applicable) are effective: .

(k)	☐	401(k) safe harbor (3.05). The 401(k) safe harbor provisions under Election(s) 30 are effective: .

(l)	☐	Allocation conditions (3.06). The allocation conditions under Election(s) (specify 31-32 as applicable) are effective: .

(m)	☐	Forfeitures (3.07). The forfeiture allocation provisions under Election(s) 33 are effective: .

(n)	☐	Employee Contributions (3.09). The Employee Contribution provisions under Election(s) 36 are effective: .

(o)	☐	Testing elections (4.06(B)). The testing elections under Election(s) 38 are effective: .

(p)	☐	Vesting (5.03). The vesting provisions under Election(s) (specify 39-44 as applicable) are effective: .

(q)	☐	Distributions (6.01, 6.03 and 6.04). The distribution elections under Election(s) (specify 45-51 as applicable) are effective: .

(r)	☐	Earnings/Trust valuation (7.04(B)/8.02(C)(4)). The Earnings allocation and Trust valuation provisions under Election(s) (specify 52-53 as applicable) are effective: .

(s)	☐	Special Effective Date(s) for other elections (specify elections and dates): .

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Volume Submitter 401(k) Plan

APPENDIX B
BASIC PLAN DOCUMENT OVERRIDE ELECTIONS

56. BASIC PLAN OVERRIDES. The Employer elects or does not elect to override various basic plan provisions as follows (Choose (a) or choose one or more of (b) through (l) as applicable.):

[Note: If the Employer elects 56(a), do not complete the balance of this Election 56.]

(a) ☐ Not applicable. The Employer does not elect to override any basic plan provisions.

[Note: The Employer at the time of restating its Plan with this Adoption Agreement may make an election on Appendix A (Election 55(s)) to specify a special Effective Date for any override provision the Employer elects in this Election 56. If the Employer, after it has executed this Adoption Agreement, later amends its Plan to change any election on this Appendix B, the Employer should document the Effective Date of the Appendix B amendment on the Execution Page or otherwise in the amendment.]

(b) ☐	Definition (Article I) overrides. (Choose one or more of (1) through (8) as applicable.):

(1)	☐	W-2 Compensation exclusion of paid/reimbursed moving expenses (1.11(B)(1)). W-2 Compensation excludes amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that, at the time of payment, it is reasonable to believe that the Employee may deduct these amounts under Code §217.

(2)	☐	Alternative (general) 415 Compensation (1.11(B)(4)). The Employer elects to apply the alternative (general) 415 definition of Compensation in lieu of simplified 415 Compensation.

(3)	☐	Inclusion of Deemed 125 Compensation (1.11(C)). Compensation under Section 1.11 includes Deemed 125 Compensation.

(4)	☐	Pre-Regulatory inclusion of Post-Severance Compensation (1.11(I) and 4.05(F)). Prior to the first Limitation Year beginning on or after July 1, 2007 (the Effective Date of the final 415 regulations), the Plan includes Post-Severance Compensation within the meaning of Prop. Treas. Reg. §1.415(c)-2(e) as described in Sections 1.11(I) and 4.05(F) as follows (Choose one or both of a. and b.):

	a.	☐	Include for 415 testing. Include for 415 testing and for other testing which uses 415 Compensation. This provision applies effective as of (specify a date which is no earlier than January 1, 2005).

	b.	☐	Include for allocations. Include for allocations as follows (specify affected Contribution Type(s) and any adjustments to Post-Severance Compensation used for allocation): . This provision applies effective as of (specify a date which is no earlier than January 1, 2002).

(5)	☐	Inclusion of Deemed Disability Compensation (1.11(K)). Include Deemed Disability Compensation. (Choose one of a. or b.):

	a.	☐	NHCEs only. Apply only to disabled NHCEs.

	b.	☐	All Participants. Apply to all disabled Participants. The Employer will make Employer Contributions for such disabled Participants for: (specify a fixed or determinable period).

(6)	☐	Treatment of Differential Wage Payments (1.11(L)). In lieu of the provisions of Section 1.11(L), the Employer elects the following (Choose one or more of a., b., c., and d. as applicable.):

	a.	☐	Effective date. The inclusion is effective for Plan Years beginning after (may not be earlier than December 31, 2008).

	b.	☐	Elective Deferrals only. The inclusion only applies to Compensation for purposes of Elective Deferrals.

	c.	☐	Not included. The inclusion does not apply to Compensation for purposes of any Contribution Type.

	d.	☐	Other: (specify other Contribution Type Compensation which includes Differential Wage Payments)

(7)	☐	Leased Employees (1.22(B)). (Choose one or both of a. and b. if applicable.):

	a.	☐	Inclusion of Leased Employees (1.22(B)). The Employer for purposes of the following Contribution Types, does not exclude Leased Employees: (specify Contribution Types).

	b.	☐	Offset if contributions to leasing organization plan (1.22(B)(2)). The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee’s services for the Employer. The amount of the offset is as follows:

[Note: The election of an offset under this Election 56(b)(7)b. may require that the Employer aggregate its plan with the leasing organization’s plan for coverage and nondiscrimination testing.]

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Volume Submitter 401(k) Plan

	(8)	☐	Inclusion of Reclassified Employees (1.22(D)(3)). The Employer for purposes of the following Contribution Types, does not exclude Reclassified Employees (or the following categories of Reclassified Employees): (specify Contribution Types and/or categories of Reclassified Employees).

(c)	☐	Rule of parity - participation (Article II) override (2.03(D)). For purposes of Plan participation, the Plan applies the “rule of parity” under Code §410(a)(5)(D).

(d)	☐	Contribution/allocation (Article III) overrides. (Choose one or more of (1) through (9) as applicable.):

	(1)	☐	Roth overrides. (Choose one or more of a., b., c., or d. as applicable.):

		a.	☐	Treatment of Automatic Deferrals as Roth Deferrals (3.02(B)). The Employer elects to treat Automatic Deferrals as Roth Deferrals in lieu of treating Automatic Deferrals as Pre-Tax Deferrals.

		b.	☐	In-Plan Roth Rollovers limited to In-Service only (3.08(E)(2)(a)). Only Participants who are Employees may elect to make an In-Plan Roth Rollover Contribution.

		c.	☐	Vested In-Plan Roth Rollovers (3.08(E)(2)(b)). Distributions related to In-Plan Roth Rollovers may only be made from accounts which are fully Vested.

		d.	☐	Source of In-Plan Roth Rollover Contribution (3.08(E)(3)(b)). The Plan permits an In-Plan Roth Rollover only from the following qualifying sources (Choose one or more.):

			(i)	☐ Elective Deferrals

			(ii)	☐ Matching Contributions (including any Safe Harbor Matching Contributions and Additional Matching Contributions)

			(iii)	☐ Nonelective Contributions

			(iv)	☐ QNECs (including any Safe Harbor Nonelective Contributions)

			(v)	☐ Rollovers

			(vi)	☐ Transfers

			(vii)	☐ Other:
(specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

	(2)	☐	No offset of Safe Harbor Contributions to other allocations (3.05(E)(12)). Any Safe Harbor Nonelective Contributions allocated to a Participant’s account will not be applied toward (offset) any allocation to the Participant of a non-Safe Harbor Nonelective Contribution.

	(3)	☐	Short Plan Year or allocation period (3.06(B)(1)(c)). The Plan Administrator (Choose one of a. or b.):

		a.	☐	No pro-ration. Will not pro-rate Hours of Service in any short allocation period.

		b.	☐	Pro-ration based on months. Will pro-rate any Hour of Service requirement based on the number of months in the short allocation period.

	(4)	☐	Limited waiver of allocation conditions for rehired Participants (3.06(G)). The allocation conditions the Employer has elected in the Adoption Agreement do not apply to rehired Participants in the Plan Year they resume participation, as described in Section 3.06(G).

	(5)	☐	Associated Match forfeiture timing (3.07(A)(1)(c)). Forfeiture of associated matching contributions occurs in the Testing Year.

	(6)	☐	Safe Harbor top-heavy exempt fail-safe (3.07(A)(4)). In lieu of ordering forfeitures as (a), (b), and (c) under Section 3.07(A)(4), the Employer establishes the following forfeiture ordering rules (Specify the ordering rules, for example, (b), (c), and (a).): .

	(7)	☐	HEART Act continued benefit accrual (3.11(K)). The Employer elects to apply the benefit accrual provisions of Section 3.11(K). The provisions are effective as of (Choose one of a. or b.; and choose c. if the provisions no longer are effective.):

		a.	☐	2007 Effective Date. The first day of the 2007 Plan Year.

		b.	☐	Other Effective Date. (may not be earlier than the first day of the 2007 Plan Year).

		c.	☐	No longer effective. The provisions no longer apply effective as of .

	(8)	☐	Classifications allocation formula (3.04(B)(3)). If a Participant shifts from one classification to another during a Plan Year, the Plan Administrator will apportion the Participant’s allocation during that Plan Year (Choose one of a., b., or c.):

		a.	☐	Months in each classification. Pro rata based on the number of months the Participant spent in each classification.

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		b.	☐	Days in each classification. Pro rata based on the number of days the Participant spent in each classification.

		c.	☐	One classification only. The Employer in a nondiscriminatory manner will direct the Plan Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs.

	(9)	☐	Suspension (3.06(F)(3)). The Plan Administrator in applying Section 3.06(F) will (Choose one or more of a., b., and c. as applicable.):

		a.	☐	Re-order tiers. Apply the suspension tiers in Section 3.06(F)(2) in the following order: (specify order).

		b.	☐	Hours of Service tie-breaker. Apply the greatest Hours of Service as the tie-breaker within a suspension tier in lieu of applying the lowest Compensation.

		c.	☐	Additional/other tiers. Apply the following additional or other tiers: (specify suspension tiers and ordering).

(e)	☐	Testing (Article IV) overrides. (Choose one or both of (1) and (2) as applicable.):

	(1)	☐	First few weeks rule for Code §415 testing Compensation (4.05(F)(1)). The Plan applies the first few weeks rule in Section 4.05(F)(1).

	(2)	☐	Post-Severance Compensation for Code §415 testing Compensation (4.05(F)). The Employer elects the following adjustments to Post-Severance Compensation for purposes of determining 415 testing Compensation (Choose one or more of a. through d.):

[Note: Under the basic plan document, if the Employer does not elect any adjustments, post-severance compensation includes leave cashouts and deferred compensation, and excludes military and disability continuation payments.]

		a.	☐	Exclude leave cash-outs. See Section 1.11(I)(1)(b).

		b.	☐	Exclude deferred compensation. See Section 1.11(I)(1)(c).

		c.	☐	Include salary continuation for military service. See Section 1.11(I)(2).

		d.	☐	Include salary continuation for disabled Participants. See Section 1.11(I)(3). (Choose one of (i) or (ii).):

			(i)	☐	For Nonhighly Compensated Employees only.

			(ii)	☐	For all Participants. In which case the salary continuation will continue for the following fixed or determinable period: .

(f)	☐	Vesting (Article V) overrides. (Choose one or more of (1) through (6) as applicable.):

	(1)	☐	Application of non-top-heavy vesting and top-heavy vesting (5.03(A)(2)). The Employer makes the following elections regarding the application of non-top-heavy vesting and top-heavy vesting (Choose a., b., and c. as applicable.):

		a.	☐	Election of non-top-heavy vesting. As to Plan Years where permitted and in such Plan Years when the Plan is not top-heavy, the following vesting schedule(s) apply. See Section 5.03(B). (Choose one or more of (i), (ii), or (iii) as applicable and complete (iv) and (v).):

			(i)	☐	5-year cliff.

			(ii)	☐	7-year graded.

			(iii)	☐	Modified non-top-heavy. A modified non-top-heavy schedule as follows:

[Note: A modified non-top-heavy schedule must satisfy Code §411(a)(2).]

			(iv)	Application to Contribution Types. Apply the elected non-top-heavy vesting schedule (Choose one of A. or B.):

				A.	☐ All. To all Contribution Types subject to vesting (other than QACA Safe Harbor Contributions).

				B.	☐ Describe application to affected Contribution Type(s):

			(v)	Application of top-heavy and non-top-heavy schedules. (Choose one of A. or B.):

				A.	☐ Apply top-heavy schedule in all Plan Years once top-heavy.

				B.	☐ Apply top-heavy schedule only in top-heavy Plan Years.

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	b.	☐	Election to eliminate HOS requirement post-EGTRRA or post-PPA for top-heavy vesting. The top-heavy vesting schedule(s) apply (Choose one or both of (i) and (ii).):

		(i)	☐ No post-EGTRRA HOS requirement for Matching. To all Participants even if they do not have one Hour of Service in a Plan Year beginning after December 31, 2001.

		(ii)	☐ No post-PPA HOS requirement for affected other Employer Contributions. To all Participants even if they do not have one Hour of Service in a Plan Year beginning after December 31, 2006.

	c.	☐	Election to apply top-heavy vesting only as to post-EGTRRA or post-PPA contributions. The top-heavy vesting schedule(s) apply (Choose one or both of (i) and (ii).):

		(i)	☐ Post-EGTRRA Matching Contributions. Only to Regular Matching Contributions and Additional Matching Contributions made in Plan Years beginning after December 31, 2001 and to the associated Earnings.

		(ii)	☐ Post-PPA other Employer Contributions. Only to non-Matching Contributions made in Plan Years beginning after December 31, 2006, and to the associated Earnings.

(2)	☐	Alternative “grossed-up” vesting formula (5.03(C)(2)). The Employer elects the alternative vesting formula described in Section 5.03(C)(2).

(3)	☐	Source of Cash-Out forfeiture restoration (5.04(B)(5)). To restore a Participant’s Account Balance as described in Section 5.04(B)(5), the Plan Administrator, to the extent necessary, will allocate from the following source(s) and in the following order (Specify, in order, one or more of the following: Forfeitures, Earnings, and/or Employer Contribution): .

(4)	☐	Deemed Cash-Out of 0% Vested Participant (5.04(C)). The deemed cash-out rule of Section 5.04(C) does not apply to the Plan.

(5)	☐	Accounting for Cash-Out repayment; Contribution Type (5.04(D)(2)). In lieu of the accounting described in Section 5.04(D)(2), the Plan Administrator will account for a Participant’s Account Balance attributable to a Cash-Out repayment (Choose one of a. or b.):

	a.	☐	Nonelective rule. Under the nonelective rule.

	b.	☐	Rollover rule. Under the rollover rule.

(6)	☐	One-year hold-out rule - vesting (5.06(D)). The one-year hold-out Break in Service rule under Code §411(a)(6)(B) applies.

(g) ☒	Distribution (Article VI) overrides. (Choose one or more of (1) through (9) as applicable.):

(1)	☐	Restriction on In-Service Rollover Distributions (6.01(C)). A Participant shall be entitled to receive a distribution of Rollover Contributions, Employee Contributions and DECs (Choose one or more of a. through d. as applicable.):

	a.	☐	Deferrals. Under the same provisions which apply to Elective Deferrals.

	b.	☐	Match. Under the same provisions which apply to Matching Contributions.

	c.	☐	Nonelective. Under the same provisions which apply to Nonelective Contributions.

	d.	☐	Other:

[Note: The Employer under Election 56(g)(1)d. may describe In-Service Rollover Distribution restrictions using the options available for In-Service Distributions under Election 47 and/or a combination thereof as to all Participants or as to any: (i) Participant group (e.g., Division A Rollover Accounts are distributable at age 59 1/2 OR Rollover Accounts of Employees hired on/before “x” date are distributable at age 59 1/2. No In-Service Rollover Distributions apply to Division B Employees OR to Employees hired after “x” date). An Employer’s election under Election 56(g)(1)d. must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an “early” distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Sections 6.01(C)(4) and 11.02(C)(3).]

(2)	☒	Elections related to In-Plan Roth Rollovers (6.01(C)(7)). (Choose one or more of a. through c. as applicable.):

	a.	☐	In-Service Roth Rollover events. The Employer elects to permit In-Service Distributions under the following conditions solely for purposes of making an In-Plan Roth Rollover Contribution (Choose one or more of (i) through (iv); select (v) if applicable.):

		(i)	☐ Age. The Participant has attained age .

		(ii)	☐ Participation. The Participant has months of participation (specify minimum of 60 months). Section 6.01(C)(4)(a)(ii).

		(iii)	☐ Seasoning. The amounts being distributed have accumulated in the Plan for at least years (at least 2). See Section 6.01(C)(4)(a)(i).

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Volume Submitter 401(k) Plan

		(iv)	☐	Other (describe): (must be definitely determinable and not subject to Employer discretion (e.g., age 50, but only with respect to Nonelective Contributions, and not Matching Contributions))

[Note: Regardless of any election above to the contrary, In-Plan Roth Rollover Contributions are not permitted from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and accounts attributable to Safe Harbor Contributions prior to age 59 1/2.]

		(v)	☐	Distribution for withholding. A Participant may elect to have a portion of the amount that may be distributed as an In-Plan Roth Rollover Contribution distributed solely for purposes of federal or state income tax withholding related to the In-Plan Roth Rollover Contribution.

	b.	☐	Minimum amount. The minimum amount that may be rolled over is (may not exceed $1,000).

	c.	☒	No transfer of loans. Loans may not be distributed as part of an In-Plan Roth Rollover Contribution. (if not selected, any loans may be transferred)

(3)	☐	Elections related to Required Minimum Distributions. (Choose one or more of a. through c. as applicable.):

	a.	☐	RMD overrides if Participant dies before DCD (6.02(B)(1)(e)). If the Participant dies before the DCD and the Beneficiary is a designated Beneficiary, the RMD distribution rules are modified as follows (Choose one of (i) through (iv).):

		(i)	☐	Election of 5-year rule. If a Designated Beneficiary does not make a timely election, the 5-year rule applies in lieu of the Life Expectancy rule.

		(ii)	☐	Life Expectancy rule. The Life Expectancy rule applies to the Designated Beneficiary. See Section 6.02(B)(1)(d).

		(iii)	☐	5-year rule. The 5-year rule applies to the Beneficiary. See Section 6.02(B)(1)(c).

		(iv)	☐	Other: (Describe, e.g., the 5-year rule applies to all Beneficiaries other than a surviving spouse Beneficiary.)

	b.	☐	RBD definition (6.02(E)(7)(c)). In lieu of the RBD definition in Section 6.02(E)(7)(a) and (b), the Plan Administrator (Choose one of (i) or (ii).):

		(i)	☐	SBJPA definition indefinitely. Indefinitely will apply the pre-SBJPA RBD definition.

		(ii)	☐	SBJPA definition to specified date. Will apply the pre-SBJPA definition until (the stated date may not be earlier than January 1, 1997), and thereafter will apply the RBD definition in Sections 6.02(E)(7)(a) and (b).

	c.	☐	2009 RMD waiver elections (6.02(F)). In lieu of the 2009 RMDs suspension (subject to a Participant or Beneficiary election to continue), as provided in Section 6.02(F) (Choose one of (i) through (iii) if applicable. Choose (iv) or (v) if applicable.):

		(i)	☐	RMDs continued unless election. 2009 RMDs are continued as provided in Section 6.02(F)(2), unless a Participant or Beneficiary otherwise elects.

		(ii)	☐	RMDs continued - no election. 2009 RMDs are continued as provided in Section 6.02(F)(3), without regard to a waiver. No election is available to Participants or Beneficiaries.

		(iii)	☐	Other: (Describe, e.g., the Plan suspended 2009 RMDs and did not offer an election or the Plan changed from one treatment of 2009 RMDs to another treatment during 2009.)

Treatment as Eligible Rollover Distribution. For purposes of 2009 RMDs, the Plan also will treat the following distributions as Eligible Rollover Distributions (Choose (iv) or (v), if applicable. If the Employer elects neither (iv) nor (v), then a direct rollover for 2009 will be offered only for distributions that would be Eligible Rollover Distributions without regard to Code §401(a)(9)(H).):

		(iv)	☐	2009 RMDs and Extended 2009 RMDs, both as defined in Section 6.02(F).

		(v)	☐	2009 RMDs, as defined in Section 6.02(F), but only if paid with an additional amount that is an Eligible Rollover Distribution without regard to Code §401(a)(9)(H).

(4)	☒	Distribution Methods (Choose one or both of a. and b. if applicable.):

	a.	☒	Default Distribution Methods (6.03(B)(2)). If a Participant or Beneficiary does not make a timely election as to distribution method and timing the Plan Administrator will direct the Trustee to distribute using the following method and timing: Installments sufficient to satisfy RMD beginning at the Required Beginning Date. (Describe, e.g., Installments sufficient to satisfy RMD beginning at the Required Beginning Date. The selected method and timing must not be discriminatory and must be an option the plan makes available to participants and/or beneficiaries.)

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Volume Submitter 401(k) Plan

		b.	☐ Beneficiary Distribution Methods (6.03(A)(2)). The Plan will distribute to the Beneficiary under the following distribution method(s). If more than one method is elected, the Beneficiary may choose the method of distribution:

(i) ☐ Lump-Sum. See Section 6.03(A)(3).

(ii) ☐ Installments sufficient to satisfy RMD. See Section 6.03(A)(4)(a).

(iii) ☐ Ad-Hoc sufficient to satisfy RMD. See Section 6.03(A)(6).

(iv) ☐ Other:
(Describe, e.g., Lump-Sum or Installments for surviving spouse Beneficiaries, Lump-Sum only for all other Beneficiaries.)

	(5)	☐	Annuity Distributions (6.04). (Choose one or both of a. and b. if applicable.):

		a.	☐ Modification of QJSA (6.04(A)(3)). The Survivor Annuity percentage will be %. (Specify a percentage between 50% and 100%.)

		b.	☐ Modification of QPSA (6.04(B)(2)). The QPSA percentage will be %. (Specify a percentage between 50% and 100%.)

	(6)	☒	Hardship Distributions (6.07). (Choose one or both of a. and b. if applicable.):

		a.	☒ Restriction on hardship source; grandfathering (6.07(E)). The hardship distribution limit includes grandfathered amounts.

		b.	☐ Hardship acceleration. The existence of a hardship occurring after Separation from Service/Severance from Employment will be determined under the non-safe harbor rules of Section 6.07(B).

	(7)	☐	Replacement of $5,000 amount (6.09). All Plan references (except in Sections 3.02(D), 3.10 and 3.12(C)(2)) to “$5,000” will be $ . (Specify an amount less than $5,000.)

	(8)	☐	Beneficiary’s hardship need (6.07(H)). Effective (Specify date not earlier than August 17, 2006), a Participant’s hardship includes an immediate and heavy financial need of the Participant’s primary Designated Beneficiary under the Plan, as described in Section 6.07(H).

	(9)	☐	Non-spouse beneficiary rollover not permitted before required (6.08(G)). For distributions after December 31, 2006, and before (Specify a date not later than January 1, 2010), the Plan does not permit a Designated Beneficiary other than the Participant’s surviving spouse to elect to roll over a death benefit distribution.

(h)	☐	Administrative overrides (Article VII). (Choose one or more of (1) through (7) as applicable.):

	(1)	☐	Contributions prior to accrual or precise determination (7.04(B)(5)(b)). The Plan Administrator will allocate Earnings described in Section 7.04(B)(5)(b) as follows (Choose one of a., b., or c.):

		a.	☐ Treat as contribution. Treat the Earnings as an Employer Matching or Nonelective Contribution and allocate accordingly.

		b.	☐ Balance forward. Allocate the Earnings using the balance forward method described in Section 7.04(B)(4)(b).

		c.	☐ Weighted average. Allocate the Earnings on Matching Contributions using the weighted average method in a manner similar to the method described in Section 7.04(B)(4)(d).

	(2)	☐	Automatic revocation of spousal designation (7.05(A)(1)). The automatic revocation of a spousal Beneficiary designation in the case of divorce does not apply.

	(3)	☐	Limitation on frequency of Beneficiary designation changes (7.05(A)(4)). Except in the case of a Participant incurring a major life event, a period of at least must elapse between Beneficiary designation changes. (Specify a period of time, e.g., 90 days OR 12 months.)

	(4)	☐	Definition of “spouse” (7.05(A)(5)). The following definition of “spouse” applies: (Specify a definition.)

	(5)	☐	Administration of default provision; default Beneficiaries (7.05(C)). The following list of default Beneficiaries will apply: (Specify, in order, one or more Beneficiaries who will receive the interest of a deceased Participant.)

	(6)	☐	Subsequent restoration of forfeiture-sources and ordering (7.07(A)(3)). Restoration of forfeitures will come from the following sources, in the following order (Specify, in order, one or more of the following: Forfeitures, Employer Contribution, Trust Fund Earnings.)

	(7)	☐	State law (7.10(H)). The law of the following state will apply: (Specify one of the 50 states or the District of Columbia, or other appropriate legal jurisdiction, such as a territory of the United States or an Indian tribal government.)

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Volume Submitter 401(k) Plan

(i)	☐	Trust and insurance overrides (Articles VIII and IX). (Choose one or more of (1) through (3) if applicable.):

	(1)	☐	Employer securities/real property in Profit Sharing Plans/401(k) Plans (8.02(A)(13)(a)). The Plan limit on investment in qualifying Employer securities/real property is %. (Specify a percentage which is less than 100%.)

	(2)	☐	Provisions relating to insurance and insurance company (9.08). The following provisions apply: (Specify such language as necessary to accommodate life insurance Contracts the Plan holds.)

[Note: The provisions in this Election 56(i)(2) may override provisions in Article IX of the Plan, but must be consistent with all other provisions of the Plan.]

	(3)	☐	Cross-pay when more than one entity adopts Plan not applicable (8.12). The cross-pay provisions of Section 8.12 do not apply.

(j)	☐	Code Section 415 (Article XI) override (11.02(A)(1), 4.02(F)). Because of the required aggregation of multiple plans, to satisfy Code §415, the following overriding provisions apply: (Specify such language as necessary to satisfy §415, e.g., the Employer will reduce Additional Additions to this plan before reducing Annual Additions to other plans.)

(k)	☐	Code Section 416 (Article XI) override (11.02(A)(1), 10.03(D)). Because of the required aggregation of multiple plans, to satisfy Code §416, the following overriding provisions apply: (Specify such language as necessary to satisfy §416, e.g., If an Employee participates in this Plan and another Plan the Employer maintains, the Employer will satisfy any Top-Heavy Minimum Allocation in this Plan and not the other plan.)

(l)	☐	Multiple Employer Plan (Article XII) overrides. (Choose (1) if applicable.):

	(1)	☐	No involuntary termination for Participating Employer (12.11). The Lead Employer may not involuntarily terminate the participation of any Participating Employer under Section 12.11.

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Volume Submitter 401(k) Plan

APPENDIX C

LIST OF GROUP TRUST FUNDS/PERMISSIBLE TRUST AMENDMENTS

57. ☐	INVESTMENT IN GROUP TRUST FUND (8.09). The nondiscretionary Trustee, as directed or the discretionary Trustee acting without direction (and in addition to the discretionary Trustee’s authority to invest in its own funds under Section 8.02(A)(3)), may invest in any of the following group trust funds: . (Specify the names of one or more group trust funds in which the Plan can invest.)

[Note: A discretionary or nondiscretionary Trustee also may invest in any group trust fund authorized by an independent Named Fiduciary.]

58. ☐	DUTY TO COLLECT (8.02(D)(1)). is hereby appointed as a Trustee for the Plan, and is referred to as the Special Trustee. The sole responsibility of the Special Trustee is to collect contributions the Employer owes to the Plan. No other Trustee has any duty to ensure that the contributions received comply with the provisions of the Plan or is obliged to collect any contributions from the Employer. No Trustee, other than the Special Trustee, is obliged to ensure that funds deposited are deposited according to the provisions of the Plan. The Special Trustee will execute a form accepting its position and agreeing to its obligations hereunder.

59. ☒	PERMISSIBLE TRUST AMENDMENTS (8.11). The Employer makes the following amendments to the Trust as permitted under Rev. Proc. 2011-49, Sections 5.09 and 14.04 (Choose one or more of (a) through (c) as applicable.):

[Note: Any amendment under this Election 59 must not: (i) conflict with any Plan provision unrelated to the Trust or Trustee; or (ii) cause the Plan to violate Code §401(a). The amendment may override, add to, delete or otherwise modify the Trust provisions. Do not use this Election 59 to substitute another pre-approved trust for the Trust. See Election 5(c) as to a substitute trust.]

(a)	☒ Investments. The Employer amends the Trust provisions relating to Trust investments as follows:

To the extent the Trust is invested in Employer securities, it shall be the duty of the Employer to determine the prudence of such investment and that such investment is not prohibited by Sections 406 or 407 of ERISA. The Employer shall, on an ongoing basis, monitor the prudence of the Plan’s acquiring and holding Employer securities in a manner consistent with the discharge of its fiduciary responsibilities under ERISA. In the event that a tender or exchange offer is made for all or any portion of Employer securities, the Employer shall take such action as is practicable to provide each Participant in the Plan having an interest in Employer securities with the same information that is distributed by the Employer to the stockholders of the Employer owning the same class of common stock for which such offer is made. In the event such an offer is made, each such Participant shall have the right to direct the Trustee, by timely notice, to tender or exchange all or any portion of the shares of such common stock allocated or deemed to be allocated, whether or not vested, to his account at such time, and the Trustee shall so tender or exchange only upon receipt of such direction. Shares for which the Trustee receives no instructions shall not be tendered.

With respect to Employer securities, each Participant in the Plan who has an interest in Employer securities shall be entitled to direct the Trustee as to the manner in which the Employer’s securities having voting rights which are allocated or deemed to be allocated to such Participant’s account are to be voted. The Trustee, itself or by its nominee, shall be entitled to vote and shall vote such stock with voting rights allocated to the accounts of such Participants as follows:

A) The Employer, in its sole discretion, shall adopt reasonable measures to notify such Participants of the date and purposes of each meeting of stockholders of the Employer at which holders of shares of stock shall be entitled to vote. The Employer or Plan Administrator shall be responsible for distributing or causing to be distributed, proxies and proxy-related materials to the Participants.

B) The Trustee shall cast votes only in accordance with directions delivered to the Trustee by the Employer, Plan Administrator or their agent (which agent shall not be the Trustee) selected by the Employer or Plan Administrator.

C) The Employer and Plan Administrator hereby instruct the Trustee not to vote any proxy for which the Trustee does not receive a timely instruction from the Plan Sponsor, Plan Administrator or their agent.

(b)	☒ Duties. The Employer amends the Trustee (or Custodian) duties as follows:

The Employer shall indemnify and save harmless the Trustee, its affiliates, and their officers, agents and employees (each an “Indemnified Person”) for and from any Liability, as defined below, that may be imposed on, incurred by, or asserted against any Indemnified Person in connection with or arising out of (i) any matter as to which the Trustee has complied with directions or instructions as contemplated by this Trust or has refrained from acting in the absence of directions or instructions as contemplated by this Trust, (ii) any matter to which the Trustee has acted in accordance with its applicable standard of care under this Trust and ERISA, or (iii) any breach of any statutory or other duty owed to the Plan by the Employer, the Plan Administrator, any Investment Manager or any delegate of any of them, provided that the Trustee does not participate knowingly in, or knowingly undertake to conceal, any act or omission of any such person acting as a fiduciary to any Plan, knowing such act or omission to be a breach of fiduciary responsibility by such person. In addition to and in no way in limitation of the foregoing indemnification, the Employer hereby agrees to indemnify and hold harmless the Trustee from and against any Liability to which the Trustee may be subject by reason of any act or omission of any prior, subsequent or existing trustee of the Plan. “Liability” means any liability, loss, cost, damage, penalty, fine,obligation or expense of any kind whatsoever (including, without limitation, reasonable attorneys’, accountants’, consultants’ or experts’ fees and disbursements).

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Volume Submitter 401(k) Plan

The Trustee, its affiliates, and their officers, agents and employees may bring action against the Employer to contribute to the satisfaction of any Liability to the extent that the Liability (i) is not subject to indemnification above and (ii) is caused by the culpable conduct of the Employer, the Plan Administrator, an Investment Manager, or their respective agents.

The Trustee shall have no obligation to undertake, defend or continue to maintain any action or proceeding arising in connection with the Trust, unless and until the Employer requests the Trustee to do so and agrees in writing to indemnify the Trustee against the Trustee’s costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto, to be primarily liable for such payment and to make periodic payments in respect of such fees and expenses during the course of such proceedings. If the Employer thereafter does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee shall discontinue participation in such action or proceeding, and charge the assets of the Trust Fund to the extent sufficient for any unpaid fees and expenses.

Subject to the exclusion of liability for indirect, incidental, consequential or special damages below, the Trustee will be liable for direct damages suffered by the Trust, the Employer and the Plan Administrator to the extent such direct damages result from the Trustee’s fraud, negligence, willful misconduct in performing its duties as set out in this Trust or from its breach of fiduciary duty under ERISA in performing its specific fiduciary responsibilities as set out in this Trust.

The foregoing rights of indemnification and contribution shall not limit any rights or remedies that may be available to the Trustee under law.

Except as otherwise required by ERISA, under no circumstances shall the Trustee or its agent incur liability for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the action in which such a claim may be brought, with respect to the Trust Fund or its role as Trustee or agent.

Section 8.02(A)(3) is amended to add “if applicable” at the end of the paragraph.

The Trustee agrees to perform the responsibilities expressly imposed on it under the Plan. The Employer and the Trustee intend that nothing shall be construed to require the Trustee to perform any responsibility or function that it has no express authority to perform under the Plan.

(c)	☒	Other administrative provisions. The Employer amends the other administrative provisions of the Trust as follows:

If the Plan permits Participant directed investments, the Employer is solely responsible for ensuring compliance with requirements of ERISA Section 404(c) and the regulations issued thereunder.

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Volume Submitter 401(k) Plan

APPENDIX D

TABLE I: ACTUARIAL FACTORS

UP-1984

Without Setback

Number of years from attained age at the end of Plan Year until Normal Retirement Age	7.50%	8.00%	8.50%
0	8.458	8.196	7.949
1	7.868	7.589	7.326
2	7.319	7.027	6.752
3	6.808	6.506	6.223
4	6.333	6.024	5.736
5	5.891	5.578	5.286
6	5.480	5.165	4.872
7	5.098	4.782	4.491
8	4.742	4.428	4.139
9	4.412	4.100	3.815
10	4.104	3.796	3.516
11	3.817	3.515	3.240
12	3.551	3.255	2.986
13	3.303	3.014	2.752
14	3.073	2.790	2.537
15	2.859	2.584	2.338
16	2.659	2.392	2.155
17	2.474	2.215	1.986
18	2.301	2.051	1.831
19	2.140	1.899	1.687
20	1.991	1.758	1.555
21	1.852	1.628	1.433
22	1.723	1.508	1.321
23	1.603	1.396	1.217
24	1.491	1.293	1.122
25	1.387	1.197	1.034
26	1.290	1.108	0.953
27	1.200	1.026	0.878
28	1.116	0.950	0.810
29	1.039	0.880	0.746
30	0.966	0.814	0.688
31	0.899	0.754	0.634
32	0.836	0.698	0.584
33	0.778	0.647	0.538
34	0.723	0.599	0.496
35	0.673	0.554	0.457
36	0.626	0.513	0.422
37	0.582	0.475	0.389
38	0.542	0.440	0.358
39	0.504	0.407	0.330
40	0.469	0.377	0.304
41	0.436	0.349	0.280
42	0.406	0.323	0.258
43	0.377	0.299	0.238
44	0.351	0.277	0.219
45	0.327	0.257	0.202

Note: A Participant’s Actuarial Factor under Table I is the factor corresponding to the number of years until the Participant reaches his/her Normal Retirement Age under the Plan. A Participant’s age as of the end of the current Plan Year is his/her age on his/her last birthday. For any Plan Year beginning on or after the Participant’s attainment of Normal Retirement Age, the factor for “zero” years applies.

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Volume Submitter 401(k) Plan

APPENDIX D

TABLE II: ADJUSTMENT TO ACTUARIAL FACTORS FOR NORMAL RETIREMENT AGE

OTHER THAN 65

UP-1984 Without Setback

Normal Retirement Age	7.50%	8.00%	8.50%
55	1.2242	1.2147	1.2058
56	1.2043	1.1959	1.1879
57	1.1838	1.1764	1.1694
58	1.1627	1.1563	1.1503
59	1.1411	1.1357	1.1305
60	1.1188	1.1144	1.1101
61	1.0960	1.0925	1.0891
62	1.0726	1.0700	1.0676
63	1.0488	1.0471	1.0455
64	1.0246	1.0237	1.0229
65	1.0000	1.0000	1.0000
66	0.9752	0.9760	0.9767
67	0.9502	0.9518	0.9533
68	0.9251	0.9274	0.9296
69	0.8998	0.9027	0.9055
70	0.8740	0.8776	0.8810
71	0.8478	0.8520	0.8561
72	0.8214	0.8261	0.8307
73	0.7946	0.7999	0.8049
74	0.7678	0.7735	0.7790
75	0.7409	0.7470	0.7529
76	0.7140	0.7205	0.7268
77	0.6874	0.6942	0.7008
78	0.6611	0.6682	0.6751
79	0.6349	0.6423	0.6494
80	0.6090	0.6165	0.6238

Note: Use Table II only if the Normal Retirement Age for any Participant is not 65. If a Participant’s Normal Retirement Age is not 65, adjust Table I by multiplying all factors applicable to that Participant in Table I by the appropriate Table II factor.

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In-Plan Roth Transfer Amendment

AMENDMENT TO PERMIT IN-PLAN ROTH TRANSFERS ARTICLE I PREAMBLE

1.1	Effective date of Amendment. The Employer adopts this Amendment to the Plan to permit In-Plan Roth Transfers, as set forth herein. This Amendment is effective as of the Effective Date specified below.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3	Construction. Except as otherwise provided in this Amendment, any reference to “Section” in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.4	Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates these In-Plan Roth Transfer provisions).

ARTICLE II ELECTIONS

The Employer adopts this Amendment to the Plan to permit participants to transfer part or all of a non-Roth account to a Roth account in the Plan, in accordance with the provisions of this Amendment.

2.1	Effective Date. This Amendment is effective: November 16, 2015 (enter date not earlier than January 1, 2013)

2.2	In-Plan Roth Transfers. Any Participant may elect an In-Plan Roth Transfer as elected below:

Source of In-Plan Roth Transfer. The Plan permits a transfer from the following qualifying sources:

	a.	☒	The Vested portion of any Account

	b.	☐	Only from the Vested portion of the following accounts (select one or more):

			1.	☐	Pre-Tax Elective Deferral Account.

			2.	☐	Account(s) attributable to Employer matching contributions (includes any ADP/ACP test safe harbor matching contributions).

			3.	☐	Account attributable to Employer profit sharing contributions.

			4.	☐	Qualified Nonelective Contribution Account (includes any ADP test safe harbor nonelective contributions).

			5.	☐	Rollover Account.

			6.	☐	Other (specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion (e.g., a Participant’s Pre-tax Deferral Account or Matching Contribution Account, but not the Participant’s Nonelective Contribution Account))

Other limitations on In-Plan Roth Transfer:

	c.	☐	No other limitations.

	d.	☒	The following limitations apply (select one or more):

			1.	☐	The minimum amount that may be transferred is $ (may not exceed $1,000).

			2.	☐	Transfers may only be made from accounts which are fully Vested. (Note: If this option is not elected and an In-Plan Roth Transfer is made from a partially-vested account, then the formula at Amendment Section 3.4.4 will apply).

			3.	☐	No more than transfer(s) may be made during a Plan Year.

			4.	☐	Only Participants who are Employees may elect an In-Plan Roth Transfer.

			5.	☒	Transfers may be made subject to the following provisions (describe): Loans may not be distributed as part of an In-Plan Roth Transfer (must be definitely determinable and not subject to Employer or Administrator discretion).

ARTICLE III AMENDMENT PROVISIONS

3.1	Right to elect In-Plan Roth Transfer. A Participant may elect to transfer amounts to an In-Plan Roth Transfer Account in accordance with the provisions of the Plan and this Amendment. In-Plan Roth Transfers will be subject to the taxation provisions and separate accounting requirements that apply to designated Roth accounts. Furthermore, the Participant shall be fully Vested in the portion of his her account attributable to the In-Plan Roth Transfer.

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In-Plan Roth Transfer Amendment

3.2	Form of transfer. The Plan will transfer investments to the Participant’s In-Plan Roth Transfer Account in accordance with the Plan terms and procedures governing Plan investments. A Participant loan that is transferred to a Participant’s In-Plan Roth Transfer Account (if such transfer is permitted) without changing the repayment schedule is not treated as a new loan.

3.3	Treatment of In-Plan Roth Transfers

3.3.1	No distribution treatment. An In-Plan Roth Transfer is not a Plan distribution. Accordingly, the spousal consent rules of Code §401(a)(11) do not apply due to the transfer and the Plan may not withhold or distribute any amounts for income tax withholding, unless a distribution of other amounts is permitted pursuant to the terms of the Plan.

3.3.2	Withdrawal of In-Plan Roth Transfers. A Participant may withdraw amounts from the Participant’s In-Plan Roth Transfer Account only when the Participant is eligible for a distribution from the Plan account that is the source of the In-Plan Roth Transfer. This Amendment does not expand or eliminate any distribution rights or restrictions on amounts that a Participant elects to treat as an In-Plan Roth Transfer.

3.4	Definitions and other rules

3.4.1	In-Plan Roth Transfer. An In-Plan Roth Transfer means an amount that a Participant elects to transfer from a Plan Account, other than a designated Roth Account, into an In-Plan Roth Transfer Account, in accordance with Code §402(c)(4)(E) and this Amendment. An In-Plan Roth Transfer may only be made with respect to amounts that are not distributable under the terms of the Plan.

3.4.2	In-Plan Roth Transfer Account. An In-Plan Roth Transfer Account is a sub-account the Plan Administrator establishes for the purpose of separately accounting for a Participant’s Transfers attributable to the Participant’s In-Plan Roth Transfers. The Plan Administrator has authority to establish such a sub-account, and to the extent necessary, may establish sub-accounts based on the source of the In-Plan Roth Transfer. The Plan Administrator will administer an In-Plan Roth Transfer Account as provided by IRS guidance and the Plan provisions, including the provisions of this Amendment.

3.4.3	Participant includes certain alternate payees. For purposes of eligibility for an In-Plan Roth Transfer, the Plan will treat a Participant’s alternate payee spouse or former spouse who is not an Employee as a Participant (unless the right to elect an In-Plan Roth Transfer is limited to Employees).

3.4.4	Distribution from partially Vested account. Transfers (i.e., the source of the In-Plan Roth Transfer amounts) are permitted only from Vested amounts allocated to a qualifying source as identified in Amendment Section 2.2. If a transfer is made by a Participant who has not severed employment and who is not fully Vested in the Participant’s Account from which the transfer is to be made, and the Participant may increase the Vested percentage in such account, then at any relevant time the Participant’s Vested portion of the account will be equal to an amount (“X”) determined by the formula:

X equals P (AB plus D) - D

For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of the transfer, and the relevant time is the time at which, under the Plan, the Vested percentage in the account cannot increase.

*******

The Employer executes this Amendment on the date specified below.

Name of Plan: Ryan Specialty Group Retirement Savings Plan

Name of Employer: Ryan Specialty Group, LLC

By:
EMPLOYER	DATE SIGNED

© 2014 Great-West Trust Company, LLC or its suppliers	194580-01 (effective January 1, 2021)

Hardship Distributions Amendment

AMENDMENT TO IMPLEMENT HARDSHIP DISTRIBUTION

PROVISIONS OF THE BIPARTISAN BUDGET ACT OF 2018

RYAN SPECIALTY GROUP RETIREMENT SAVINGS PLAN

ARTICLE I

PREAMBLE

1.1

Adoption and effective date of Amendment. The Document Provider, on behalf of the Employer, hereby adopts this Amendment to the Employer’s Plan. Except as otherwise specified in this Amendment, this Amendment is effective (“the Effective Date”) on the first day of the first Plan Year beginning after December 31, 2018, or as soon as administratively feasible thereafter, and in no event later than the Latest Effective Date. If the Plan, prior to this Amendment, does not provide for hardship distributions, then this Amendment will be void and of no effect.

1.2

Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment. Except as otherwise provided in this Amendment, terms defined in the Plan will have the same meaning in this Amendment.

1.3

Construction. Except as otherwise provided in this Amendment, any “Section” reference in this Amendment refers only to this Amendment and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to the Plan article, section, or other numbering designations.

1.4

Effect of restatement of Plan. If the Employer restates the Plan using the Document Provider’s pre-approved plan based on The Cumulative List of Changes in Plan Qualification Requirements for Pre-approved Defined Contribution Plans for 2017 (Notice 2017-37) or any earlier Cumulative List, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates these provisions).

1.5

Adoption by Document Provider. The Document Provider hereby adopts this Amendment on behalf of all of the Document Provider’s plans adopted by its adopting employers. The adoption by the Document Provider becomes applicable with respect to an Employer’s Plan on the Effective Date (or, if later, the Effective Date of the Plan), unless the Employer individually adopts this Amendment, or an alternative amendment, prior to the expiration of the remedial amendment period relating to this Amendment.

ARTICLE II

ELECTIONS

Instructions: Complete the elections at Sections 2.1 and 2.2. Unless this Amendment is signed by the Employer, the default elections in Section 2.3 will apply. If the Employer is satisfied with those defaults and the Document Provider’s elections in Sections 2.1 and 2.2, the Employer does not need to execute this Amendment. Otherwise, the Employer must complete the elections at Sections 2.1 and 2.2, may complete one or more of Sections 2.4 through 2.7 in order to override the default elections in Amendment Section 2.3, and must execute the amendment.

2.1	Termination of deferral suspension. Hardship distributions made on or after the Effective Date will not trigger a suspension of Elective Deferrals, pursuant to Section 3.1(c). If a Participant received a hardship distribution before the Effective Date, and therefore Elective Deferrals were suspended, will the Participant be able to resume deferrals as soon as practical after the Effective Date?

	a.	☐	YES. Beginning on the Effective Date, Elective Deferrals will not be suspended on account of a hardship distribution, regardless of the date of the distribution.

	b.	☒	NO. The Participant’s suspension of Elective Deferrals begun before the Effective Date will continue as originally scheduled.

2.2	Expansion of sources available for a hardship distribution. Pursuant to Amendment Section 3.2, are QNECs and QMACs available for hardship distributions?

	a.	☐	YES. QNECs and QMACs are available for hardship distributions.

	b.	☒	NO. QNECs and QMACs are not available for hardship distributions.

2.3	Default Provisions. The following provisions apply except to the extent the Employer makes a different election in one or more of Sections 2.4 through 2.7 and executes the Amendment.

	a.	After the Effective Date, Participants do not need to take plan loans before taking hardship distributions.

	b.	After the Effective Date, earnings on Elective Deferrals may be withdrawn on account of a hardship.

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Hardship Distributions Amendment

	c.	Hardship needs include residential casualty losses (without regard to whether the casualty was in a federally declared disaster area) and Disaster Losses, effective January 1, 2018 or as soon as practical thereafter.

	d.	The Effective Date is the first day of the first Plan Year beginning after December 31, 2018, or as soon as administratively feasible thereafter, and in no event later than the Latest Effective Date.

Skip Sections 2.4 through 2.7 if you accept the default provisions listed in Section 2.3. Any entry in Sections 2.4 through 2.7 will override those defaults.

2.4	Loan Requirement. The provisions of Amendment Section 3.1(b), requiring recipients of hardship distributions to take available nontaxable loans, will NOT apply unless selected below:

	a.	☐	Amendment Section 3.1(b) APPLIES (i.e., Participants are required to obtain a Plan loan) indefinitely, unless and until the Plan is further amended.

2.5	Expansion of sources available for a hardship distribution. Earnings on amounts attributable to Elective Deferrals are available for hardship distribution, unless selected below:

	a.	☐	Earnings on amounts attributable to Elective Deferrals are NOT available for hardship distributions.

2.6	Hardship needs/events. The provisions of Amendment Sections 3.3 (relating to residential casualty losses) and 3.4 (relating to Disaster Losses) apply as of January 1, 2018, or as soon as practical thereafter, unless otherwise elected below.

	a.	☐	Amendment Section 3.3 will NOT apply (and so casualty losses are limited to federally declared disasters, pursuant to Code §165(h)).

	b.	☐	Amendment Section 3.4 will NOT apply (and so the Plan will not make hardship distributions on account of Disaster Losses).

2.7	Effective Dates. Unless otherwise selected below, the Effective Date is the first day of the first Plan Year beginning after December 31, 2018, or as soon as administratively feasible thereafter, and in no event later than the Latest Effective Date. Except as otherwise specified in this Amendment, all provisions are effective on the Effective Date.

	a.	☐	Other general Effective Date: (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 2019 or after the Latest Effective Date).

	b.	☐	Special Effective Date for Amendment Section 2.2a: [Enter a special effective date, no sooner than the first day of the 2019 Plan Year.]

	c.	☐	Special Effective Date for Amendment Section 2.3a: [Enter a special effective date, no sooner than the first day of the 2019 Plan Year.]

	d.	☐	Special Effective Date for Amendment Section 2.3b: [Enter a special effective date no sooner than the first day of the 2019 Plan Year.]

	e.	☐	Special Effective Date for Amendment Section 2.3c: [Enter a special effective date for the expansion of hardship needs/events, no sooner than January 1, 2018.]

ARTICLE III
DISTRIBUTION BASED ON HARDSHIP

3.1	Modification of hardship necessity provisions.

a. The Necessity Provisions of the Plan are repealed. Except as otherwise provided in this Section 3.1, the Plan will not make a hardship distribution to a Participant unless the Participant has obtained all other currently available distributions (including distributions of ESOP dividends under section Code §404(k), but not hardship distributions) under the plan and all other plans of deferred compensation, whether qualified or nonqualified, maintained by the Employer. In addition, for a distribution that is made on or after the Latest Effective Date (or such earlier date as the Plan Administrator has implemented the procedure), the Participant must certify (in writing, by an electronic medium as defined in Treas. Reg. §1.401(a)-21(e)(3), or in such other form as authorized in IRS guidance) that he or she has insufficient cash or other liquid assets reasonably available to satisfy the need.

b. If and only if elected in Amendment Section 2.4, before a hardship distribution may be made, a Participant must obtain all nontaxable loans (determined at the time a loan is made) available under the plan and all other plans maintained by the Employer.

c. The Plan will not suspend the Participant from making Elective Deferrals on account of receipt of a hardship distribution. This provision will apply to hardship distributions made after the Effective Date. Under Amendment Section 2.1, it may also apply, as of the Effective Date, to certain suspensions of Elective Deferrals on account of receipt of a hardship distribution prior to the Effective Date.

3.2	Modification of amounts that may be withdrawn on account of a hardship. Except as otherwise elected in Amendment Sections 2.2 and 2.5, earnings on Elective Deferrals, QNECs, and QMACs (and the earnings thereon) may be withdrawn on account of a hardship. The hardship provisions set forth in the Plan, except as modified by this Amendment, continue to apply.

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Hardship Distributions Amendment

3.3	Residential casualty loss. Except as otherwise provided in Amendment Section 2.6, effective January 1, 2018 or as soon as practical thereafter, to the extent the Plan permits hardship distributions for expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code §165, such amounts will be determined without regard to Code §165(h)(5).

3.4	Disaster loss. If the Plan is a Deemed Need Plan, then except as otherwise provided in Amendment Section 2.6, effective January 1, 2018 or as soon as practical thereafter, the financial needs which can justify a hardship distribution to a Participant are expanded to include Disaster Losses.

ARTICLE IV
DEFINITIONS

4.1	Suspensions of Elective Deferrals. Any reference to suspension of Elective Deferrals means and includes a suspension of Elective Deferrals and/or Employee Contributions to this Plan or any other qualified plan, a 403(b) plan, or an eligible governmental plan (described in Treas. Reg. §1.457-2(f)) of the Employer.

4.2	QNECs. A “QNEC” is a Qualified Nonelective Contribution, described in Code §401(m)(4)(C) or a safe harbor nonelective contribution described in Code §401(k)(12)(C). For purposes of this Amendment only, a QACA nonelective contribution described in Code §401(k)(13)(D)(i)(II) will also be treated as though it were a QNEC.

4.3	QMACs. A “QMAC” is a Qualified Matching Contribution, described in Code §401(k)(3)(D)(ii)(I), or a safe harbor matching contribution described in Code §401(k)(12)(B). For purposes of this Amendment only, a QACA matching contribution described in Code §401(k)(13)(D)(i)(I) will also be treated as though it were a QMAC.

4.4	Necessity Provisions. The “Necessity Provisions” of the Plan are those provisions which implement the provisions of Treas. Reg. §1.401(k)-1(d)(3)(iv)(B), (C), (D), and (E), as in effect prior to April 1, 2019. These provisions may either reflect the safe harbor “deemed necessary” standards of subparagraph (E) of that regulation, or the non-safe harbor “no alternative means” standards of subparagraphs (B), (C), and (D) of that regulation.

4.5	Deemed Need Plan. The Plan is a “Deemed Need Plan” to the extent the Plan limits eligibility for a hardship distribution to the deemed immediate and heavy financial needs described in Treas. Reg. §1.401(k)-1(d)(3)(ii)(B), (as revised effective April 1, 2019).

4.6	Disaster Losses. Disaster Losses are expenses and losses (including loss of income) incurred by the Participant on account of a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Pub. L. 100-707, provided that the Participant’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster.

4.7	Document Provider. The Document Provider means the Sponsor of a Prototype Plan or VS Practitioner of a Volume Submitter Plan as defined in Rev. Proc. 2015-36, or the Provider of a Pre-approved Plan, as defined in Rev. Proc. 2017-41. References to the Document Provider’s plans or to pre-approved plans refer to the Prototype Plans, Volume Submitter Plans, and/or Pre-approved Plans sponsored by the Document Provider for use by adopting employers, as the case may be.

4.8	Latest Effective Date. The “Latest Effective Date” is the latest of January 1, 2020, the Effective Date of the Plan, or the effective date of any amendment adding hardship distributions to the Plan.

Except with respect to any election made by the employer in Article II, this Amendment is hereby adopted by the prototype sponsor/volume submitter practitioner on behalf of all adopting employers.

Signature and date on file
(signature and date)
Sponsor/Practitioner Name:	Great-West Trust Company, LLC

NOTE: The Employer only needs to execute this Amendment if an election has been made in one or more of Sections 2.4 through 2.7, or the Employer has made a different selection from the Document Provider’s selection in Sections 2.1 or 2.2.

This Amendment has been executed this                                                           day of                                                  ,                     .

Name of Plan: Ryan Specialty Group Retirement Savings Plan

Name of Employer: Ryan Specialty Group, LLC

By:
EMPLOYER

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Volume Submitter 401(k) Plan

PPD ADOPTION AGREEMENT ADMINISTRATIVE CHECKLIST January 1, 2021

This Administrative Checklist (“AC”) is not part of the Adoption Agreement or Plan but is for the use of the Plan Administrator in administering the Plan. Relius software also uses the AC and the following Supporting Forms Checklist (“SFC”) in preparing the Plan’s SPD and some administrative forms, such as the Loan Policy, if applicable.

The plan document preparer need not complete the AC but may find it useful to do so. The preparer may modify the AC, including adding items, without affecting reliance on the Plan’s opinion or advisory letter since the AC is not part of the approved Plan. Any change to this AC is not a Plan amendment and is not subject to any Plan provision or to Applicable Law regarding the timing or form of Plan amendments. However, the Plan Administrator’s administration of any AC item must be in accordance with applicable Plan terms and with Applicable Law.

The AC reflects the Plan policies and operation as of the date set forth above and may also reflect Plan policies and operation pre-dating the specified date.

AC1.	PLAN LOANS (7.06). The Plan permits or does not permit Participant Loans as follows (Choose one of (a) or (b).):

	(a)	☐	Does not permit.

	(b)	☒	Permitted pursuant to the Loan Policy. See SFC Election 74 to complete Loan Policy.

AC2.	PARTICIPANT DIRECTION OF INVESTMENT (7.03(B)). The Plan permits Participant direction of investment or does not permit Participant direction of investment as to some or all Accounts as follows (Choose one of (a) or (b).):

	(a)	☐	Does not permit. The Plan does not permit Participant direction of investment of any Account.

	(b)	☒	Permitted as follows. The Plan permits Participant direction of investment. (Complete (1) through (4).):

			(1)	Accounts affected. (Choose a. or choose one or more of b. through f.):

				a.	☒	All Accounts.

				b.	☐	Elective Deferral Accounts (Pre-tax and Roth) and Employee Contributions.

				c.	☐	All Nonelective Contribution Accounts.

				d.	☐	All Matching Contribution Accounts.

				e.	☐	All Rollover Contribution and Transfer Accounts.

				f.	☐	Specify Accounts:

			(2)	Restrictions on Participant direction (Choose one of a. or b.):

				a.	☐	None. Provided the investment does not result in a prohibited transaction, give rise to UBTI, create administrative problems or violate the Plan terms or Applicable Law.

				b.	☐	Restrictions:

			(3)	ERISA §404(c). (Choose one of a. or b.):

				a.	☒	Applies.

				b.	☐	Does not apply.

			(4)	QDIA (Qualified Default Investment Alternative). (Choose one of a. or b.):

				a.	☒	Applies. See SFC Election 122 for details.

				b.	☐	Does not apply.

AC3. ROLLOVER CONTRIBUTIONS (3.08). The Plan permits or does not permit Rollover Contributions as follows (Choose one of (a) or (b).):

	(a)	☐	Does not permit.

	(b)	☒	Permits. Subject to approval by the Plan Administrator and as further described below (Complete (1) and (2).):

			(1)	Who may roll over. (Choose one of a. or b.):

				a.	☐	Participants only.

				b.	☒	Eligible Employees or Participants.

			(2)	Sources/Types. The Plan will accept a Rollover Contribution (Choose one of a. or b.):

				a.	☐	All. From any Eligible Retirement Plan and as to all Contribution Types eligible to be rolled into this Plan.

				b.	☒	Limited. Only from the following types of Eligible Retirement Plans and/or as to the following Contribution Types: Qualified plans described in Code Section 401(a) or 403(a), 403(b) plans, 457 plans, and IRAs. Rollovers of Employee (after-tax) Contributions are not allowed

AC4.	PLAN EXPENSES (7.04(C)). The Employer will pay or the Plan will be charged with non-settlor Plan expenses as follows (Choose one of (a) or (b).):

	(a)	☐	Employer pays all expenses except those intrinsic to Trust assets which the Plan will pay (e.g., brokerage commissions).

	(b)	☒	Plan pays some or all non-settlor expenses. See SFC Election 119 for details.

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Volume Submitter 401(k) Plan

AC5. RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN (1.24(C)/(D)). There are or are not Related Employers and Participating Employers as follows (Complete (a) through (d).):

(a)	Related Employers. (Choose one of (1) or (2).):

	(1)	☐	None.

	(2)	☐	Name(s) of Related Employers:

(b)	Participating (Related) Employers. (Choose one of (1) or (2).):

	(1)	☐	None.

	(2)	☒	Name(s) of Participating Employers: Ryan Specialty Group Services, LLC See SFC Election 76 for details.

(c)	Former Participating Employers. (Choose one of (1) or (2).):

	(1)	☐	None.

	(2)	☐	Applies.

			Name(s)	Date of cessation

(d)	Multiple Employer Plan status. (Choose one of (1) or (2).):

	(1)	☒	Does not apply.

	(2)	☐	Applies. The Signatory Employer is the Lead Employer and at least one Participating Employer is not a Related Employer. (Complete a.)

		a.	Name(s) of Participating Employers (other than Related Employers described above): See SFC Election 76 for details. .

AC6. TOP-HEAVY MINIMUM-MULTIPLE PLANS (10.03). If the Employer maintains another plan, this Plan provides that the Plan Administrator operationally will determine in which plan the Employer will satisfy the Top-Heavy Minimum Contribution (or benefit) requirement as to Non-Key Employees who participate in such plans and who are entitled to a Top-Heavy Minimum Contribution (or benefit). This Election documents the Plan Administrator’s operational election. (Choose (a) or choose one of (b) or (c).):

(a)	☒	Does not apply.

(b)	☐	If only another Defined Contribution Plan. Make the Top-Heavy Minimum Allocation (Choose one of (1) or (2).):

	(1)	☐	To this Plan.

	(2)	☐	To another Defined Contribution Plan: (plan name)

(c)	☐	If one or more Defined Benefit Plans. Make the Top-Heavy Minimum Allocation or provide the top-heavy minimum benefit (Choose one of (1), (2), or (3).):

	(1)	☐	To this Plan. Increase the Top-Heavy Minimum Allocation to 5%.

	(2)	☐	To another Defined Contribution Plan. Increase the Top-Heavy Minimum Allocation to 5% and provide under the: (name of other Defined Contribution Plan).

	(3)	☐	To a Defined Benefit Plan. Provide the 2% top-heavy minimum benefit under the: (name of Defined Benefit Plan) and applying the following interest rate and mortality assumptions: .

AC7. SELF-EMPLOYED PARTICIPANTS (1.22(A)). One or more self-employed Participants with Earned Income benefits in the Plan as follows (Choose one of (a) or (b).):

(a)	☐	None.

(b)	☒	Applies.

AC8. PROTECTED BENEFITS (11.02(C)). The following Protected Benefits no longer apply to all Participants or do not apply to designated amounts/Participants as indicated, having been eliminated by a Plan amendment (Choose one of (a) or (b).):

(a)	☒	Does not apply. No Protected Benefits have been eliminated.

(b)	☐	Applies. Protected Benefits have been eliminated as follows (Choose one or more of rows (1) through (4) as applicable. Choose one of columns (1), (2), or (3), and complete column (4).):

				(1) All Participants/ Accounts	(2) Post-E.D. Contribution Accounts only	(3) Post-E.D. Participants only	(4) Effective Date (E.D.)

	(1)	☐	QJSA/QPSA distributions	☐	☐	☐

	(2)	☐	Installment distributions	☐	☐	☐

	(3)	☐	In-kind distributions	☐	☐	☐

	(4)	☐	Specify:

AC9. LIFE INSURANCE (9.01). The Trust invests or does not invest in life insurance Contracts as follows (Choose one of (a) or (b).):

(a)	☒	Does not apply.

(b)	☐	Applies. Subject to the limitations and other provisions in Article IX and/or Appendix B.

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AC10. DISTRIBUTION OF CASH OR PROPERTY (8.04). The Plan provides for distribution in the form of (Choose one of (a) or (b).):

(a)	☒	Cash only. Except where property distribution is required or permitted under Section 8.04.

(b)	☐	Cash or property. At the distributee’s election and consistent with any Plan Administrator policy under Section 8.04.

AC11. EMPLOYER SECURITIES/EMPLOYER REAL PROPERTY (8.02(A)(13)). The Trust invests or does not invest in qualifying Employer securities and/or qualifying Employer real property as follows (Choose one of (a) or (b).):

(a)	☒	Does not apply.

(b)	☐	Applies. Such investments are subject to the limitations of Section 8.02(A)(13) and/or Appendix B.

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